UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22480

Adviser Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments Co.

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: July 31, 2019

Date of reporting period: July 31, 2019

Item 1.	Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS (Unaudited)

JULY 31, 2019

To Our Shareholders:

After an extended period of historical calm and steady gains, volatility returned to financial markets during the fiscal year ending July 31, 2019, with a selloff toward the end of 2018 that sent most global indexes into or near bear market territory before an early-2019 rebound that saw the S&P 500 Index deliver its best first-quarter performance in 20 years. Trade war fears, ongoing Brexit discussions and the U.S. yield curve all weighed on investor expectations.

The pace of interest-rate increases by the Federal Reserve (Fed) mostly followed the market’s projections. Long-term rates fell by a greater magnitude than short-term rates after the Federal Reserve raised rates twice during the reporting period; the yield curve flattened to a post-recession low and even inverted at multiple maturities. On the final day of the reporting period, the central bank cut rates for the first time since 2008 (amid the great financial crisis), with new economic projections showing zero interest-rate increases in 2019.

The European Central Bank ended its bond-buying program at the end of 2018 but made assurances that it would reinvest maturing securities for some time to help keep rates low. Christine Lagarde (who resigned as president of the International Monetary Fund after the reporting period) was named to succeed Mario Draghi as European Central Bank (ECB) President at the end of October 2019. Lagarde is expected to maintain her predecessor’s dovish policies.

The Japanese yen, typically viewed as a safe-haven asset in “risk-off” environments, finished the period higher against the U.S. dollar while the Bank of Japan (BOJ) held monetary policy stable. Driven by trade-related tensions, the Chinese yuan slid to an 11-year low against the U.S. dollar during the fiscal period. While China’s currency strengthened earlier this year as U.S.-China trade negotiations appeared to be reaching a favorable conclusion, its value weakened again following a breakdown in talks at the beginning of May.

Oil prices rose during the first half of the reporting period to a four-year high, supported by geopolitical tensions and news that Saudi Arabia and Russia would extend an agreement to curb output. However, growing concerns over falling demand and increasing global supply, along with a broad selloff in risk assets, helped drive a correction during the last three months of 2018 that sent the commodity down over 40% from its earlier highs. Support at the start of the New Year saw a 50% recovery from its lows, and oil closed the fiscal year down about 15%.

Geopolitical Events

U.S. elections in November 2018 produced a partial shift in power away from Republicans and toward Democrats in Congress and statehouses across the country. The new balance of authority in Congress could substantially limit the ability of President Donald Trump and Republicans to pass meaningful legislation; it also enhances the investigatory powers available to Democrats, thereby adding to political risk for the Trump administration.

The partial shutdown of the U.S. government in December lasted over a month due to an impasse between Congress and President Trump’s administration about whether to fund a multi-billion dollar wall on the U.S.-Mexico border championed by the president. The Trump administration also received a measure of resolution in March, when the special counsel investigating the 2016 election “did not establish that members of the Trump campaign conspired or coordinated with the Russian government” to sway the election. The special counsel reportedly could not conclude that the president committed criminal obstruction of justice, although neither did it exonerate him. Congressional Democrats intend to review the special counsel’s report to make a separate determination in conjunction with information gathered through Congressional investigations.

The North American Free Trade Agreement’s successor came into focus during the year—first when the U.S. and Mexico came to an agreement in August, and then when the U.S. and Canada finally ironed out their differences in September. Now called the United States-Mexico-Canada Agreement, the revised deal is expected to strengthen its predecessor’s provisions and improve labor standards. The U.S. is projected to offer Canada and Mexico relief from automobile-related trade barriers as a result of the new agreement, although aluminum and steel tariffs will remain.

Top-level U.S. negotiators wrapped up recently-resumed trade talks with China at the end of July. President Donald Trump announced that the U.S. would impose 10% tariffs on $300 billion of Chinese goods beginning in September, primarily covering all remaining yet-to-be-tariffed imports. China responded that it would retaliate if the tariffs are enacted, but the uneven trade relationship leaves a limited pool of U.S. exports to China that can be tariffed. The

Adviser Managed Trust / Annual Report / July 31, 2019	1

LETTER TO SHAREHOLDERS (Unaudited) (Continued)

JULY 31, 2019

Congress approved a two-year budget agreement in late July, as was expected given sufficient bipartisan support for the deal.

U.K. Prime Minister Theresa May announced on May 24 her intention to resign following a poor showing for Conservatives in European Parliamentary elections. May’s inability to establish sufficient support for her Brexit deal or a viable alternative had become an impasse, and her recent overtures for a second referendum alienated a large subset of her party’s leadership. Boris Johnson began serving as U.K. Prime Minister and leader of the Conservative Party toward the end of July, using his new platform to double down on his campaign promise to depart the EU—with or without a Brexit deal—on October 31. EU negotiators, for their part, have expressed no plans to renegotiate the withdrawal agreement struck with Johnson’s predecessor.

Elections for European Parliament exposed support for centrist parties shifting toward more polarizing alternatives on the left and right. Concerns about the impact of climate change bolstered the Green Party alliance, especially in Germany, where it outpaced the Social Democratic Party (which serves as the junior partner in Chancellor Angela Merkel’s coalition government). Eurosceptic nationalist parties also fared well, particularly in France and Italy, where they earned a plurality of votes.

Economic Performance

The U.S. economy grew 3.4% during the third quarter of 2018, a drop from 4.2% in the previous quarter, pointing to a slight decrease in consumer spending and a broader decline in exports. Economic growth slowed further to 2.2% in the fourth quarter of 2018, primarily due to a softer environment for business investment that was only modestly affected by the partial government shutdown. Still, GDP for the 2018 calendar year finished at 2.9%, equaling growth in 2015 as the best in 10 years. The government shutdown that continued through most of January likely detracted in 2019; however, growth rebounded to 3.1% in the first quarter, driven by increases in inventories and trade. Robust consumer spending countered a decline in business investment in the second quarter of 2019, allowing the 10-year expansion to continue despite decelerating global activity.

The labor market remained robust throughout the fiscal year: the unemployment rate fell, finishing the period near a 49-year low at 3.7%; the labor-force participation rate ended at 63.0%, marginally higher from a year ago. Average hourly earnings gained 3.2% over the year, although a modest increase in price pressures weighed on real personal income growth. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer. The Fed’s dovish pivot at the end of the reporting period involved an early conclusion to its balance-sheet reduction program, which was initially scheduled to end in September. These accommodative actions came amid below-target inflation and uncertainty about trade developments.

The ECB held its benchmark interest rate unchanged at a historic low through the fiscal year, while the Bank of England raised its official bank rate for only the second time since the global financial crisis, by 0.25%, at the start of the fiscal year. Committee guidance later in the reporting period noted a bias toward higher rates in the future depending on the Brexit outcome, in contrast to the looser monetary policy shift of the Fed and ECB. Broad economic growth in the eurozone slowed to its weakest pace in six years at the end of the second quarter of 2019, as slumping exports in Germany and a stagnating Italian economy hampered expansion; the slowdown strengthens the case for continued accommodative policy by the ECB for some time. The U.K. economy grew 1.2% year-on-year through the second quarter of 2019, its weakest level since the beginning of 2018.

Japanese GDP grew 1.2% year-on-year at the end of the second quarter of 2019; the BOJ maintained monetary stimulus in an attempt to counter slowing growth and weak productivity gains. Meanwhile, GDP in China expanded by just 6.2% year-on-year in the second quarter of 2019, its weakest pace in 28 years, as a lack of consumer confidence due to the U.S. trade war continued to put pressure on economic growth.

Market Developments

For the fiscal year ending July 31, 2019, growth stocks generally outperformed value stocks in the U.S. The U.S. equity market experienced a significant decline midway through the fiscal year as concerns about rising interest rates, trade issues, and softening global economic growth weighed on investor sentiment. The highly-cyclical energy sector experienced a significant selloff, while the consumer staples and utilities sectors, in particular, outperformed and helped mitigate some damage in the falling market. However, January marked the best start for equities in thirty

2	Adviser Managed Trust / Annual Report / July 31, 2019

years; the recovery rally continued until a slight retreat in May but touched a record high in July before the end of the fiscal year.

The Russell 1000 Growth Index finished up 10.82% during the fiscal year, while the Russell 1000 Value Index lagged, gaining 5.20% over the same period. Small-cap stocks (Russell 2000 Index) failed to keep up with large caps (Russell 1000 Index) in the U.S. during the fiscal year. Large caps finished up 8.00%, easily outpacing small caps, which lost 4.42%.

Brexit concerns continued to overshadow the outlook for business in the U.K.; the FTSE UK Series All-Share Index shed 5.47% in U.S. dollar terms but managed to gain 1.27% in sterling. The MSCI ACWI (Net), a proxy for global equities in both developed and emerging markets, rose 2.95% in U.S. dollar terms; U.S. markets did better, as the S&P 500 Index returned 7.99%. Despite continued accommodative monetary policy from the ECB, European equities lagged, as fears over trade wars and policy uncertainty grew. The MSCI Europe Index (Net) finished down 3.31% in U.S. dollar terms but 1.61% higher in euros; the euro finished down 4.79% versus the U.S. dollar for the period.

Emerging markets failed to keep pace over the full reporting period. The MSCI Emerging Markets Index (Net) finished the fiscal year off 2.18% in U.S. dollar terms, after a generous rally over the final six months. Asian markets ended the period lower as trade-related concerns drove regional market weakness.

Led by the dovish tone of global central banks and better-than-expected earnings toward the end of the reporting period, global high-yield bonds outperformed global government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve, as short-term yields fell less than long-term yields. In early December, the spread between 2-year and 10-year Treasury bonds compressed to 11 basis points, its narrowest point in more than 12 years. At the same time, the spread between 2-year and 5-year Treasurys inverted, as did the spread between 3-year and 5-year Treasurys. Notably, the 3-month and 10-year rates inverted toward the end of the reporting period, a signal of impending recession to some market watchers. The Federal Open Market Committee increased the federal-funds rate in mid-December—the second hike of the reporting period and ninth during this tightening cycle—while softening its projections for future rate increases. The rate hikes failed to sustain an impact on higher short-term yields, while subdued inflation and long-term economic growth expectations pressured the long end of the curve. On the final day of the fiscal year, the central bank cut rates for the first time in 11 years. Yields for 10-year government bonds declined and ended the period 94 basis points lower at 2.02%, while 2-year yields rose to almost 3% during the first half of the fiscal year but finished the period down 78 basis points at 1.89%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) slid 5.36%, primarily due to oil market headwinds, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 5.72% higher.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, climbed 5.73% in U.S. dollar terms during the reporting period, while the high-yield market did slightly better, with the ICE BofAML US High Yield Constrained Index up 6.93%.

U.S. investment-grade corporate debt performed well, as the Bloomberg Barclays US Corporate Investment Grade Index returned 10.42%. U.S. asset-backed and mortgage-backed securities also managed gains during the fiscal year.

Emerging-market debt delivered strong performance. The JP Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, climbed 7.95% higher in U.S. dollar terms, after starting 2019 down for the reporting period to date. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), gained 10.98%, and also overcame a negative start as it began the calendar year.

Our View

The U.S. economic expansion turned 10 years old in July. The bull market in the S&P 500 Index marked its tenth anniversary back in March, and it appears to be celebrating these achievements by poking into new-high territory. But there is anxiety that the bull market in equities is on its last legs, the victim of a slowing global economy, the lagged impact of last year’s interest-rate increases and, most importantly, a trade war between the U.S. and China.

To be sure, the U.S. economy is hardly firing on all cylinders. There’s a good chance that capital spending will continue to ease in the months ahead, but we’re not forecasting a significant downturn. Corporate cash generation

Adviser Managed Trust / Annual Report / July 31, 2019	3

LETTER TO SHAREHOLDERS (Unaudited) (Concluded)

JULY 31, 2019

continues to run slightly ahead of capital expenditures. The main point to remember: It’s not unusual for capital expenditures to run well in excess of cash flow, especially toward the end of the economic up-cycle. That’s not happening yet.

We need to see a severe deterioration in financial and leading economic indicators before climbing onto the recession train. Even after the past two years of multiple Fed rate increases, there are still few signs of a build-up in financial stress.

The big question, of course, is how the evolving tariff war with China affects U.S. economic growth and global trade in the months ahead. Tensions with China and worries about global growth have so far put only a modest dent in the confidence of U.S. businesses. But it certainly looks as if the U.S.-China trade relationship is getting frostier.

We believe the U.S. economy should be able to weather this storm. An all-out tariff war between the two largest economies in the world will undoubtedly be disruptive to supply chains and will likely lead to higher prices for a broad range of consumer goods. Still, it is helpful to keep the problem in perspective. Even if a 25% tariff is eventually imposed on all Chinese imports into the U.S., total duties would equal roughly 0.5% of U.S. GDP.

It is not our intention to minimize the importance of the shift in U.S. trade policy toward protectionism. The speed and ease with which supply chains can be relocated to other countries will be a critical factor, either exacerbating or tempering the tariff impact on consumers and companies in both the U.S. and China. An escalation of the trade wars by the U.S. against other countries would prove far more dangerous for the near-term growth prospects in the U.S. than if trade is disrupted only with China.

We have been thinking that the U.S. would avoid waging multiple tariff wars as it concentrated its firepower on China. But our persistent optimism might not hold.

In all, we think the U.S. economy will show resilience in the face of what is admittedly a stiff headwind. Household income growth continues to advance at a good pace. The decline in interest rates that began late last year will also certainly help consumers.

The market-implied rate (based on federal-funds futures contracts as of August 1) projects a federal-funds rate of 1.65% by the close of 2019, according to the CME Group, consistent with two additional 25 basis-point cuts. Although the forecasts of the Federal Open Market Committee members are more cautious, they are moving in the direction of the markets. The recent decline in bond yields to levels last seen in 2016 ranks as one of the biggest surprises of the year. We find it hard to justify these moves. In our view, recession is not likely in the absence of a severe policy mistake, such as fighting a tariff war on multiple fronts.

In emerging economies, when one considers all the headwinds they face—a significant slowdown in Chinese economic growth, the on-going trade tensions between the U.S. and China, weak commodity pricing and a still-resilient U.S. dollar—it’s surprising that emerging stock markets have appreciated at all this year. Scores of measures, both monetary and fiscal, have been put in place over the past year.

Europe currently faces a variety of distinctive challenges, both economic and political, that makes it hard even for a contrarian investor to get enthusiastic about the near term. Economically, the downward trajectory is similar to that of the 2011-to-2012 period, when the region was in the midst of the periphery debt crisis. However, this time, Germany’s industrial economy is fully participating in the slowdown.

It’s not just the region’s massive exposure to manufacturing and international trade that makes German industrialists glum. There is also a worrisome vacuum of political leadership. Chancellor Angela Merkel is on her way out, and given the country’s central importance in the eurozone and EU, a politically distracted Germany is a concerning issue.

And then, there’s the looming cloud of Brexit. Although it has been delayed until October 31, there is little sign that the breathing space will be put to good use. Boris Johnson was named Prime Minister at the end of the fiscal year. It’s hard to see how that improves the chances of an orderly exit.

Although economic growth is sluggish, the U.K. economy is not exactly cratering as the deadline approaches. In fact, the unemployment rate has fallen to a multi-decade low. The eurozone also is recording steady labor-market improvement, although the jobless rate itself remains far higher owing to structural factors.

4	Adviser Managed Trust / Annual Report / July 31, 2019

That said, we can’t help but think Brexit will prove to be a highly disruptive event for the U.K. and the EU if it indeed occurs. Roughly half of the U.K.’s trade in goods, both imports and exports, is with the EU.

We think there is still life in the economic expansion, both in the U.S. and globally. If we’re right, that means corporate profits should continue to expand and push global stock markets to higher levels in the months ahead. This may seem like a bold statement at a time when the world looks increasingly unpredictable, and the economic data point to slowing growth. But we do not yet see the economic imbalances or nosebleed equity-market valuations that typically bring on recessions and an associated contraction in earnings and stock prices. It is also clear, in our opinion, that central banks have investors’ backs, as monetary policymakers promise to, or already are, cutting interest rates and providing additional liquidity to their banking systems in both developed and emerging countries.

Sincerely,

William T. Lawrence, CFA

Head & Chief Investment Officer of Traditional Asset Management, SEI

Adviser Managed Trust / Annual Report / July 31, 2019	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2019

Tactical Offensive Equity Fund

I. Objective

The Tactical Offensive Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (Financial Adviser) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (Adviser Managed Strategy). The Financial Adviser is not the adviser to the Fund and is not affiliated with SEI Investments Management Corporation (SIMC), the adviser to the Fund. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion of or substantially all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF“s) that are designed to track the performance of the broad equity market. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Investment Approach

The Fund employs a passive strategy designed to track, before fees and expenses, the performance of one or more indexes that represent broad exposure to the

U.S. equity market and issuers located in developed and emerging market countries outside the U.S. (each an Index, and collectively, the Indexes). The passive strategy is implemented by SSGA Funds Management, Inc., as sub-advisor under the general supervision of SEI Investments Management Corporation (SIMC). SIMC may adjust the Fund’s allocation of assets among the Indexes over time depending on its assessment of the markets.

IV. Return vs. Benchmark

For the full year ended July 31, 2019, the Fund returned 4.12%. The Fund’s primary benchmark—the S&P 500 Index (Gross)—returned 7.99%.

The Fund is designed to have exposure to a range of asset classes. Therefore, SEI utilizes a blended benchmark (which reflects the Fund’s allocations to various asset classes and global markets) to assess performance. The Fund’s blended benchmark consists of the Russell 1000 Index (60%), MSCI EAFE Index (Net) (20%), Russell 2000 Index (10%) and MSCI Emerging Markets Index (Net) (10%). The blended benchmark returned 3.61% during the fiscal year.

For the period under review, the Fund was an active part of the Adviser Managed Strategy from August 1, 2018, to December 17, 2018, and from March 25, 2019, to July 31, 2019. In the earlier period, the Fund returned -10.90%, while the blended benchmark returned -10.83%. In the later period, the Fund returned 4.97%, while the blended benchmark returned 5.42%.

V. Performance Discussion

The Fund was an active part of the Adviser Managed Strategy from August 1, 2018, to December 17, 2018, and from March 25, 2019, to July 31, 2019. Over both periods, the Fund sought to passively track the performance of indexes as follows: Russell 1000 Index (60%), MSCI EAFE Index (Net) (20%), Russell 2000 Index (10%) and MSCI Emerging Markets Index (Net) (10%). During the fiscal year ending July 31, 2019, the Fund underperformed its primary benchmark, the S&P 500 Index, but outperformed its blended benchmark. The Fund was not an active part of the Adviser Managed Strategy from December 18, 2018 until March 24, 2019, and during this time, the Fund was solely invested in the SPDR S&P 500 ETF, which returned 10.48%. The SPDR S&P 500 ETF is designed to track the performance of the S&P 500 Index, and the Fund performed generally in line with the S&P 500 Index - its primary benchmark - during this period.

6	Adviser Managed Trust / Annual Report / July 31, 2019

During the first period of August 1, 2018, to December 17, 2018, the Fund returned -10.90%, while the blended benchmark returned -10.83%. The Russell 1000 Index was down -9.38%. Concerns surrounding slowing growth in 2019, along with the potential prospect of additional rate hikes by the Federal Reserve, prompted a selloff in global equities. Energy and materials stocks were the worst performers due to global growth concerns that weighed on demand forecasts. Utilities was the only advancing sector, as markets sold off during this time on bearish sentiment around a global economic slowdown, as noted in the shareholder letter. Consumer staples and healthcare were the next-best performing sectors due to their defensive properties. The Russell 2000 Index returned -17.20%, as cyclical sectors like energy, materials and industrials fell on likewise concerns of slowing global growth, while defensive sectors like utilities, communication services and real-estate stocks were higher. The MSCI EAFE Index (Net) returned -12.21% and experienced similar headwinds. Cyclical sectors like materials and financials led developed markets down, while utilities, real estate and communication services softened the decline. Regionally, U.K. stocks lagged amidst continuing Brexit uncertainty. In Europe, protests in France and decelerating GDP growth across the continent weighed on sentiment. Japan outpaced the market as investors sought safety in the Japanese yen. The MSCI Emerging Markets Index (Net) returned -10.43% as the U.S. dollar rose. China, Taiwan and Korea all experienced negative returns amidst continuing trade tensions between China and the U.S. and reduced global growth. The fall in oil prices was a headwind for Russia and Colombia, both of which also experienced negative returns. By contrast, Brazil posted a strong period as investors cheered the victory of market-friendly candidate Jair Bolsonaro.

During the second period of March 25, 2019, to July 31, 2019, the Fund returned 4.97%, while the blended benchmark returned 5.42%. The Fund lagged its benchmark during this time due to the associated trading costs in rebuilding the portfolio after it again became an active component. The Russell 1000 Index was up 7.12%, driven by positive market sentiment over progress in U.S.-China trade talks and expectations for lower rates to jumpstart growth in the global economy. The “risk-on” period was interrupted by a short bout of volatility in May, however, when trade talks between the U.S. and China broke down, and the U.S. threatened tariffs on Mexico, as discussed in the shareholder letter. Higher-volatility sectors, like financials and information technology, led the Russell 1000 Index. Financials saw strong earnings during the period, while information technology stocks outperformed on general investor optimism. Interest-rate-sensitive defensive sectors in healthcare, utilities and real estate lagged as their defensive nature failed to keep up with the market rally. Energy was the worst-performing sector as oil prices fell. The Russell 2000 Index rose by 4.42% but trailed its larger-cap peers. Industrials and financials were the best-performing sectors during this “risk-on” period. Similar to large caps, energy was the worst-performing sector. Communication services and materials were the next-worst performing sectors as value stocks lagged. The MSCI EAFE Index (Net) returned 3.17% during this period as investors chased growth stocks in information technology, consumer discretionary and industrials. Rate-sensitive sectors in real estate and utilities lagged, and energy was the worst performer again. From a regional standpoint, Pacific ex-Japan was the best-performer due to strong returns in Australia after a surprise election victory for prime minister by Scott Morrison, a market-friendly candidate. The U.K. was the worst-performing sector, as Brexit uncertainty led to the eventual resignation of Prime Minister Teresa May and the nomination of Boris Johnson weighed on investor attitudes. The MSCI Emerging Markets Index (Net) returned 0.73% in a volatile period marked by a trade-driven selloff in May sandwiched between stronger return periods. Consumer staples and utilities led alongside information technology stocks, while healthcare and materials stocks lagged. Performance was more differentiated alongside country and regional lines, where Greek and Russian equities saw strong returns following Greek election outcomes and positive dividend surprises in Russia. Brazil also saw strong returns as investors were optimistic on pension reform in the country. Emerging markets in Asia were the worst performers, as performance was muted after the choppy period.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Tactical Offensive Equity Fund, Class A	4.12%^	11.12%^	7.73%^‡	9.79	%^†‡
S&P 500 Index	7.99%	13.36%	11.34%	12.48%
Blended 60% Russell 1000 Index/10% Russell 2000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index	3.61%	11.35%	8.28%	9.42%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Equity Fund, Class A, versus the S&P 500 Index and a blended benchmark consisting of, 60% Russell 1000 Index/10% Russell 2000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index.

Adviser Managed Trust / Annual Report / July 31, 2019	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2019

Tactical Offensive Equity Fund (Concluded)

1

For the year ended July 31, 2019. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track an index return. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/10/20/10 Blended Benchmark, which consists of the Russell 1000 Index, Russell 2000 Index, MSCI EAFE Index, and the MSCI Emerging Markets Index. The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.

†	The Fund was not an active component of the Adviser Managed Strategy for the period of August 6, 2011 through January 25, 2012.

‡	The Fund was not an active component of the Adviser Managed Strategy for the period of August 28, 2015 through April 14, 2016.

^	The Fund was not an active component of the Adviser Managed Strategy for the period of December 18, 2018 through March 24, 2019.

8	Adviser Managed Trust / Annual Report / July 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

July 31, 2019

Tactical Offensive Fixed Income Fund

I. Objective

The Tactical Offensive Fixed Income Fund (the “Fund”) seeks to provide total return.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (Financial Adviser) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Equity Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (Adviser Managed Strategy). The Financial Adviser is not the adviser to the Fund and is not affiliated with SEI Investments Management Corporation (SIMC), the adviser to the Fund. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion of or substantially all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Investment Approach

The Fund employs a passive strategy designed to track, before fees and expenses, the performance of one or more U.S. Investment Grade, High Yield and Emerging Market Fixed Income Indexes (each an Index, and collectively, the Indexes) implemented by SSGA Funds Management, Inc., as sub-advisor under the general supervision of SEI Investments Management Corporation (SIMC). In addition, SIMC will directly manage a portion of the Fund’s assets. SIMC will generally invest in a portfolio of securities designed to track, before fees and expenses, the performance of one or more Foreign Sovereign Debt Indexes. SIMC may adjust the Fund’s allocation of assets among the Indexes over time depending on its assessment of the markets.

IV. Return vs. Benchmark

For the full year ended July 31, 2019, the Fund returned 8.03%. The Fund’s primary benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index—returned 8.08%.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, SEI also utilizes a blended benchmark (which reflects the Fund’s allocations to various asset classes and global markets) to assess performance. The Fund’s blended benchmark consists of the Bloomberg Barclays U.S. Aggregate Bond Index (76%), Bloomberg Barclays U.S. High Yield Very Liquid Index (9.5%), FTSE Emerging Markets USD Government Bond Index (9.5%) and Bloomberg Barclays Global Treasury G6 (G7 ex-U.S.) Index, (Hedged, USD) (5%). The blended benchmark returned 8.44% during the fiscal year.

V. Performance Discussion

The Fund maintained strategic allocations intended to track the Bloomberg Barclays U.S. Aggregate Bond Index (76%), Bloomberg Barclays U.S. High Yield Very Liquid Index (9.5%), FTSE Emerging Markets USD Government Bond Index (9.5%) and Bloomberg Barclays Global Treasury G6 (G7 ex-U.S.) Index (Hedged, USD) (5%). During the fiscal year ending July 31, 2019, the Fund performed in line with both its blended benchmark and primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For the reasons addressed below, the Fund’s strategic allocations to U.S. dollar-denominated debt contributed to relative performance, while the strategic exposure to high-yield debt detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund experienced a large inflow in February 2019, resulting in higher tracking error due to sampling and transaction costs, particularly within the High Yield and Emerging Markets Debt strategies. Despite the cash inflow, each of the four

Adviser Managed Trust / Annual Report / July 31, 2019	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

July 31, 2019

Tactical Offensive Fixed Income Fund (Concluded)

sleeves remained within relative tracking expectations versus their respective benchmarks.

For the period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.08%. From a sector perspective, U.S. investment-grade corporates and U.S. Treasurys were among the best performers as rates fell across the curve, as noted in the shareholder letter, while agency mortgage-backed securities were among the worst performers as mortgage rates fell and prepayments accelerated.

The Bloomberg Barclays U.S. High Yield Very Liquid Index returned 7.45% during the fiscal year, benefiting from the market’s general “risk-on” sentiment during the reporting period, as the Federal Reserve made a dovish pivot and spreads tightened. From a sector perspective, media and healthcare were among the best performers, while energy lagged.

The FTSE Emerging Markets USD Government Bond Index returned 11.92% during the period. The best-performing countries included Ecuador and Brazil; Brazil benefited after the election of rightwing president Jair Bolsonaro. Ukraine also outperformed as investors were encouraged that the country’s reform path would continue to accelerate after its new president, Volodymyr Zelensky, promised a pro-reform, anti-corruption agenda. The worst performers included Venezuela and Argentina, as both countries struggled with high inflation and volatile currencies.

The Bloomberg Barclays Global Treasury G6 (G7 ex-U.S.) Index (Hedged, USD) returned 8.40% during the period. For the fiscal period, rates fell in France, Germany, and Japan, as global banks attempted to counter slowing growth and weak productivity gains, as noted in the shareholder letter. European GDP growth remained slower than in the U.S., and global trade tensions helped drive yields lower across G7 countries.

The Fund used foreign-exchange currency forwards to hedge currency exposure to sovereign bonds. The associated derivatives did not have a material impact on overall Fund performance.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Tactical Offensive Fixed Income Fund, Class A	8.03%	2.54%	3.00%	3.43%
Bloomberg Barclays U.S. Aggregate Bond Index	8.08%	2.17%	3.05%	3.38%
Blended 76% Bloomberg Barclays U.S. Aggregate Bond Index/9.5% Bloomberg Barclays U.S. High Yield Very Liquid Index/9.5% FTSE Emerging Markets USD Government Bond Index/5% Bloomberg Barclays Global Treasury G6 Hedged (G7ex-U.S.) lndex(Hedged)	8.44%	2.92%	3.50%	4.01%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Fixed Income Fund, Class A, versus the Bloomberg Barclays U.S. Aggregate Bond Index and a blended benchmark consisting of, 76% Bloomberg Barclays U.S. Aggregate Bond Index/9.5% Bloomberg Barclays U.S. High Yield Very Liquid Index/9.5% FTSE Emerging Markets USD Government Bond Index/5% Bloomberg Barclays Global Treasury G6 Hedged (G7 ex-U.S.) Index (Hedged).

1

For the year ended July 31, 2019. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track an index return. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 76/9.5/9.5/5 Blended Benchmark, which consists of the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. High Yield Bond Very Liquid Index, FTSE Emerging Markets USD Government Bond Index, and the Bloomberg Barclays Global G6 (G7 ex-U.S.) Index (Hedged). The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.

10	Adviser Managed Trust / Annual Report / July 31, 2019

SUMMARY SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.2%

Argentina — 0.0%
Other Securities	0.0%		$668

Australia —1.4%
Other Securities ‡	1.4		35,525

Austria — 0.1%
Other Securities	0.1		1,132

Belgium — 0.2%
Other Securities	0.2		5,152

Bermuda — 0.0%
Other Securities	0.0		60

Brazil — 0.5%
Other Securities	0.5		12,860

Canada — 0.6%
Alibaba Group Holding ADR *	0.4	64,400	11,148
Other Securities	0.2		3,234
			14,382

Chile — 0.1%
Other Securities	0.1		2,047

China — 1.6%
Tencent Holdings	0.5	258,500	12,159
Other Securities (A)(C)	1.1		28,242
			40,401

Colombia — 0.0%
Other Securities	0.0		662

Czech Republic — 0.0%
Other Securities (A)	0.0		438

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Denmark — 0.3%
Other Securities (A)	0.3%		$8,301

Finland — 0.2%
Other Securities	0.2		4,920

France — 2.0%
Other Securities ‡(A)	2.0		51,070

Germany — 1.6%
Other Securities (A)	1.6		39,778

Greece — 0.0%
Other Securities (C)	0.0		753

Hong Kong — 1.6%
Other Securities ‡(A)(B)(C)	1.6		40,948

Hungary — 0.0%
Other Securities	0.0		725

India — 0.8%
Other Securities (A)	0.8		21,303

Indonesia — 0.2%
Other Securities	0.2		5,149

Ireland — 0.6%
Accenture PLC, CI A	0.3	34,800	6,702
Other Securities	0.3		8,510
			15,212

Israel — 0.1%
Other Securities	0.1		2,956

ltaly — 0.4%
Other Securities (A)	0.4		11,182

Japan — 4.6%
Other Securities ‡	4.6		117,902

Luxembourg — 0.0%
Other Securities	0.0		725

Malaysia — 0.2%
Other Securities	0.2		5,041

Mexico — 0.2%
Other Securities ‡	0.2		6,078

Netherlands — 1.2%
Other Securities ‡(A)	1.2		31,515

Adviser Managed Trust / Annual Report / July 31, 2019	11

SUMMARY SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

New Zealand — 0.1%
Other Securities	0.1%		$1,297

Norway — 0.1%
Other Securities	0.1		3,285

Panama — 0.0%
Other Securities	0.0		255

Peru — 0.0%
Other Securities	0.0		836

Philippines — 0.1%
Other Securities	0.1		2,705

Poland — 0.1%
Other Securities	0.1		2,495

Portugal — 0.0%
Other Securities	0.0		742

Qatar — 0.1%
Other Securities	0.1		2,476

Russia — 0.4%
Other Securities	0.4		9,159

Saudi Arabia — 0.1%
Other Securities	0.1		3,626

Singapore — 0.3%
Other Securities ‡	0.3		7,693

Slovak Republic — 0.0%
Other Securities	0.0		582

South Africa — 0.6%
Other Securities ‡	0.6		14,341

South Korea — 1.1%
Samsung Electronics Co Ltd	0.3	216,216	8,288
Other Securities (A)	0.8		18,641

			26,929

Spain — 0.6%
Other Securities (A)	0.6		14,188

Sweden — 0.5%
Other Securities	0.5		12,613

Switzerland — 1.8%
Nestle SA	0.5	109,123	11,651
Novartis AG	0.3	77,248	7,136

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Roche Holding AG	0.3%	25,033	$6,742
Other Securities	0.7		20,941
			46,470

Taiwan — 1.1%
Taiwan Semiconductor Manufacturing	0.4	1,115,000	9,305
Other Securities	0.7		18,392
			27,697

Thailand — 0.3%
Other Securities	0.3		7,598

Turkey — 0.1%
Other Securities	0.1		1,273

United Arab Emirates — 0.1%
Other Securities	0.1		1,908

United Kingdom — 2.9%
Other Securities ‡(A)	2.9		74,874

United States — 68.3%
Abbott Laboratories	0.3	93,400	8,135
Adobe Inc *	0.3	26,500	7,920
Alphabet Inc, CI A *	0.8	16,300	19,857
Alphabet Inc, CI C *	0.8	16,600	20,197
Amazon.com Inc *	1.6	22,600	42,189
Apple	2.1	251,000	53,473
AT&T Inc	0.5	396,900	13,514
Bank of America Corp	0.6	469,000	14,389
Berkshire Hathaway Inc, CI B *	0.9	106,700	21,919
Boeing	0.4	28,900	9,860
Chevron Corp	0.5	104,000	12,803
Cisco Systems Inc	0.5	240,200	13,307
Citigroup	0.3	126,000	8,966
Coca-Cola	0.4	208,900	10,994
Comcast Corp, CI A	0.4	245,400	10,594
Exxon Mobil Corp	0.7	230,800	17,162
Facebook Inc, CI A *	1.0	130,300	25,308
Home Depot	0.5	60,100	12,843
Honeywell International Inc	0.3	39,700	6,847
Intel Corp	0.5	244,300	12,349
International Business Machines Corp	0.3	48,400	7,175
Johnson & Johnson	0.7	144,800	18,856
JPMorgan Chase & Co	0.8	175,900	20,404
Mastercard Inc, CI A	0.5	48,900	13,314
McDonald’s	0.3	41,800	8,808
Medtronic PLC	0.3	73,200	7,462
Merck & Co Inc	0.4	140,400	11,652
Microsoft Corp	2.2	412,400	56,198
Netflix Inc *	0.3	22,800	7,364
Oracle Corp	0.3	125,200	7,049

12	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PayPal Holdings *	0.3%	64,100	$7,077
PepsiCo Inc	0.4	76,400	9,765
Pfizer Inc	0.5	303,300	11,780
Philip Morris International	0.3	84,800	7,090
Procter & Gamble Co/The	0.6	134,800	15,912
Union Pacific Corp	0.3	38,600	6,946
UnitedHealth Group Inc	0.5	51,500	12,824
Verizon Communications Inc	0.5	225,900	12,485
Visa Inc, CI A	0.7	94,900	16,892
Walmart Inc	0.3	76,700	8,466
Walt Disney Co/The	0.5	95,300	13,629
Wells Fargo & Co	0.4	220,800	10,689
Other Securities ‡	43.5		1,113,296

			1,747,759

Total Common Stock (Cost $2,433,821) ($ Thousands)			2,487,686

PREFERRED STOCK — 0.4%

Brazil — 0.3%
Other Securities	0.3		6,918

Chile — 0.0%
Other Securities	0.0		195

Colombia — 0.0%
Other Securities	0.0		375

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)

Germany — O.1%
Other Securities	0.1%		$2,583

South Korea — 0.0%
Other Securities	0.0		1,463

Total Preferred Stock (Cost $11,253) ($ Thousands)			11,534

EXCHANGE TRADED FUND — 0.0%
Other Securities	0.0		224

Total Exchange Traded Fund (Cost $100) ($ Thousands)			224

RIGHTS * — 0.0%

Hong Kong — 0.0%
Other Securities	0.0		—

United States — 0.0%
Other Securities (C)	0.0		11

Total Rights (Cost $2) ($ Thousands)			11

WARRANTS * — 0.0%

Thailand — 0.0%
Other Securities	0.0		—

Total Warrants (Cost $–) ($ Thousands)			—

Total Investments – 97.6% (Cost $2,445,176)($ Thousands)			$2,499,455

A list of the open futures contracts held by the Fund at July 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
MSCI EAFE Index	155	Sep-2019	$14,549	$14,609	$60
MSCI Emerging Markets	176	Sep-2019	8,954	9,004	50
Russell 2000 Index E-MINI	67	Sep-2019	5,141	5,282	141
S&P 500 Index E-MINI	198	Sep-2019	28,770	29,525	755
S&P Mid Cap 400 Index E-MINI	12	Sep-2019	2,288	2,362	74

			$59,702	$60,782	$1,080

Percentages are based on a Net Assets of $2,559,635 ($ Thousands).

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2019, the value of these securities amounted to $6,929 ($ Thousands), representing 0.27% of the net assets of the Fund.

(B)	Security is a Master Limited Partnership. At July 31, 2019, such securities amounted to $296 ($ Thousands), or 0.01% of Net Assets (See Note 2).
(C)	Level 3 security in accordance with fair value hierarchy.

ADR – American Depositary Receipt

CI – Class

EAFE – Europe, Australasia and Far East

MSCI – Morgan Stanley Capital International

S&P – Standard & Poor’s

Adviser Managed Trust / Annual Report / July 31, 2019	13

SUMMARY SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Concluded)

The following is a list of the level of inputs used as of July 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$2,487,676	$–	$10	$2,487,686
Preferred Stock	11,534	–	–	11,534
Exchange Traded Fund	224	–	–	224
Rights	2	–	9	11
Warrants	–	–	–	–

Total Investments in Securities	$2,499,436	$–	$19	$2,499,455

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts * Unrealized Appreciation	$1,080	$–	$–	$1,080

Total Other Financial Instruments	$1,080	$–	$–	$1,080

* Futures contracts are valued at the unrealized appreciation on the instrument.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended July 31, 2019, there were transfers between Level 1 and Level 2 assets and liabilities due to the availability of quoted prices in active markets to determine fair value. For the year ended July 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions the Fund had with affiliates for the year ended July 31, 2019 ($ Thousands):

Security Description	Value 7/31/2018	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Depreciation	Value 7/31/2019	Shares	Dividend Income	Capital Gains

SEI Investments Co	$ 462	$ 188	$ (541)	$ (19)	$(90)	$–	–	$ –	$–
SEI Daily Income Trust, Government Fund, CI F	–	1,700,000	(1,700,000)	–	–	–	–	97	–

Totals	$ 462	$ 1,700,188	$ (1,700,541)	$ (19)	$ (90)	$–	–	$ 97	$–

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

14	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 30.6%

Communication Services — 3.4%
Acosta
7.750%, 10/01/2022 (A)	$130	$21
Activision Blizzard
3.400%, 09/15/2026	50	51
2.300%, 09/15/2021	30	30
Alphabet
3.625%, 05/19/2021	100	103
1.998%, 08/15/2026	50	49
Altice Financing
7.500%, 05/15/2026 (A)	425	445
6.625%, 02/15/2023 (A)	500	516
Altice France
8.125%, 02/01/2027 (A)	200	217
7.375%, 05/01/2026 (A)	1,200	1,279
Altice Luxembourg
10.500%, 05/15/2027 (A)	350	371
7.625%, 02/15/2025 (A)	250	245
AMC Entertainment Holdings
5.750%, 06/15/2025	238	225
AMC Networks
5.000%, 04/01/2024	250	256
4.750%, 08/01/2025	105	107
America Movil SAB de CV
6.375%, 03/01/2035	100	132
6.125%, 03/30/2040	100	131
4.375%, 04/22/2049	200	219
3.625%, 04/22/2029	200	209
AT&T
6.250%, 03/29/2041	150	185
6.200%, 03/15/2040	275	334
6.000%, 08/15/2040	100	120
5.700%, 03/01/2057	250	301
5.650%, 02/15/2047	50	59
5.450%, 03/01/2047	100	115
5.250%, 03/01/2037	50	57
5.150%, 03/15/2042	150	167
5.150%, 02/15/2050	200	223
4.900%, 08/15/2037	100	109
4.850%, 03/01/2039	300	328
4.500%, 05/15/2035	150	160
4.500%, 03/09/2048	300	307
4.350%, 03/01/2029	300	324

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.350%, 06/15/2045	$100	$101
4.250%, 03/01/2027	150	161
4.100%, 02/15/2028	116	123
3.950%, 01/15/2025	100	106
3.800%, 03/01/2024	50	52
3.550%, 06/01/2024	100	104
3.400%, 05/15/2025	150	154
3.200%, 03/01/2022	90	92
2.950%, 07/15/2026	85	85
2.800%, 02/17/2021	400	402
Baidu
4.375%, 03/29/2028	100	106
3.875%, 09/29/2023	300	310
Bell Canada
4.464%, 04/01/2048	315	348
Block Communications
6.875%, 02/15/2025 (A)	50	52
British Telecommunications
9.625%, 12/15/2030	150	226
5.125%, 12/04/2028	300	339
CBS
5.500%, 05/15/2033	75	88
4.200%, 06/01/2029	50	53
4.000%, 01/15/2026	35	37
3.500%, 01/15/2025	100	103
2.900%, 06/01/2023	200	201
CC0 Holdings
5.875%, 04/01/2024 (A)	517	538
5.875%, 05/01/2027 (A)	1,000	1,045
5.750%, 02/15/2026 (A)	200	211
5.500%, 05/01/2026 (A)	200	209
5.375%, 06/01/2029 (A)	193	200
5.125%, 05/01/2027 (A)	365	376
5.000%, 02/01/2028 (A)	279	286
4.000%, 03/01/2023 (A)	43	43
CenturyLink
7.500%, 04/01/2024	275	301
Charter Communications Operating
6.834%, 10/23/2055	35	42
6.484%, 10/23/2045	165	195
6.384%, 10/23/2035	50	59
5.750%, 04/01/2048	50	55
5.375%, 04/01/2038	400	436
5.375%, 05/01/2047	335	353
4.908%, 07/23/2025	150	162
4.500%, 02/01/2024	300	318
4.464%, 07/23/2022	50	52
3.750%, 02/15/2028	100	101
Cincinnati Bell
7.000%, 07/15/2024 (A)	135	115
Clear Channel Worldwide Holdings
9.250%, 02/15/2024 (A)	440	477

Adviser Managed Trust / Annual Report / July 31, 2019	15

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Comcast
4.950%, 10/15/2058	$325	$395
4.700%, 10/15/2048	340	399
4.600%, 10/15/2038	355	411
4.600%, 08/15/2045	100	114
4.400%, 08/15/2035	350	396
4.250%, 10/15/2030	25	28
4.250%, 01/15/2033	100	112
4.200%, 08/15/2034	500	557
4.150%, 10/15/2028	70	77
3.900%, 03/01/2038	100	107
3.700%, 04/15/2024	355	375
3.450%, 10/01/2021	365	374
3.400%, 07/15/2046	100	97
3.375%, 02/15/2025	150	156
3.375%, 08/15/2025	65	68
3.300%, 02/01/2027	100	104
3.200%, 07/15/2036	100	99
2.750%, 03/01/2023	100	102
Consolidated Communications
6.500%, 10/01/2022	50	45
CSC Holdings
10.875%, 10/15/2025 (A)	103	117
7.750%, 07/15/2025 (A)	500	537
7.500%, 04/01/2028 (A)	200	220
6.625%, 10/15/2025 (A)	250	266
5.750%, 01/15/2030 (A)	200	203
5.500%, 05/15/2026 (A)	78	82
5.500%, 04/15/2027 (A)	985	1,032
5.375%, 07/15/2023 (A)	150	154
Cumulus Media New Holdings
6.750%, 07/01/2026 (A)	40	41
Deutsche Telekom International Finance
8.750%, 06/15/2030	100	146
Diamond Sports Group
6.625%, 08/15/2027 (A)	352	360
5.375%, 08/15/2026 (A)	587	596
Discovery Communications
6.350%, 06/01/2040	100	118
5.300%, 05/15/2049	40	43
5.200%, 09/20/2047	60	64
4.125%, 05/15/2029	45	47
3.950%, 03/20/2028	60	62
3.900%, 11/15/2024	300	312
3.800%, 03/13/2024	100	104
DISH DBS
7.750%, 07/01/2026	397	389
5.875%,11/15/2024	460	428
Electronic Arts
4.800%, 03/01/2026	50	56
3.700%, 03/01/2021	50	51

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Fox
5.576%, 01/25/2049 (A)	$45	$55
5.476%, 01/25/2039 (A)	210	249
4.709%, 01/25/2029 (A)	240	269
4.030%, 01/25/2024 (A)	325	344
Frontier Communications
11.000%, 09/15/2025	970	564
10.500%, 09/15/2022	210	131
8.500%, 04/01/2026 (A)	295	288
8.000%, 04/01/2027 (A)	347	363
6.875%, 01/15/2025	100	55
Gogo Intermediate Holdings
9.875%, 05/01/2024 (A)	194	200
Gray Television
7.000%, 05/15/2027 (A)	35	38
5.875%, 07/15/2026 (A)	275	285
5.125%, 10/15/2024 (A)	100	103
Grupo Televisa
5.250%, 05/24/2049	300	313
iHeartCommunications
8.375%, 05/01/2027	250	263
6.375%, 05/01/2026	100	106
Intelsat Connect Finance
9.500%, 02/15/2023 (A)	245	220
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)	214	221
8.500%, 10/15/2024 (A)	795	793
8.000%, 02/15/2024 (A)	200	208
Interpublic Group of Cos
3.750%, 10/01/2021	200	205
Koninklijke
8.375%, 10/01/2030	50	67
Level 3 Financing
5.625%, 02/01/2023	300	304
5.375%, 08/15/2022	100	101
5.375%, 05/01/2025	150	155
5.250%, 03/15/2026	100	104
5.125%, 05/01/2023	250	251
Level 3 Parent
5.750%, 12/01/2022	100	101
Live Nation Entertainment
4.875%, 11/01/2024 (A)	115	118
Meredith
6.875%, 02/01/2026	250	265
Midcontinent Communications
6.875%, 08/15/2023 (A)	75	78
NBCUniversal Media
5.950%, 04/01/2041	100	133
Netflix
6.375%, 05/15/2029 (A)	200	224
5.875%, 02/15/2025	138	150
5.875%, 11/15/2028	420	461

16	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.375%, 11/15/2029 (A)	$47	$50
4.375%, 11/15/2026	600	606
Nexstar Broadcasting
5.625%, 08/01/2024 (A)	82	85
Nexstar Escrow
5.625%, 07/15/2027 (A)	325	338
Nokia
4.375%, 06/12/2027	25	26
3.375%, 06/12/2022	120	122
Omnicom Group
3.600%, 04/15/2026	100	103
Orange
9.000%, 03/01/2031	100	154
5.500%, 02/06/2044	25	31
Rogers Communications
5.000%, 03/15/2044	100	116
4.300%, 02/15/2048	340	367
2.900%, 11/15/2026	100	101
Scripps Escrow
5.875%, 07/15/2027 (A)	110	111
Sinclair Television Group
5.625%, 08/01/2024 (A)	100	103
Sirius XM Radio
5.500%, 07/01/2029 (A)	225	235
5.375%, 07/15/2026 (A)	707	739
5.000%, 08/01/2027 (A)	260	268
4.625%, 07/15/2024 (A)	90	93
Sprint
7.875%, 09/15/2023	1,000	1,115
7.625%, 02/15/2025	200	221
7.625%, 03/01/2026	200	224
Telefonica Emisiones
7.045%, 06/20/2036	100	135
5.520%, 03/01/2049	150	178
4.895%, 03/06/2048	150	164
4.665%, 03/06/2038	350	373
Telenet Finance Luxembourg Notes SARL
5.500%, 03/01/2028 (A)	200	202
Telesat Canada
8.875%, 11/15/2024 (A)	120	130
TELUS
4.600%, 11/16/2048	225	254
T-Mobile USA
6.500%, 01/15/2026	350	373
6.375%, 03/01/2025	1,100	1,140
6.000%, 03/01/2023	200	203
6.000%, 04/15/2024	500	–
5.375%, 04/15/2027	200	106
4.750%, 02/01/2028	100	103
4.500%, 02/01/2026	160	163
0.000%, 03/01/2023 (B)	200	–
0.000%, 01/15/2024 (B)	150	–

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
0.000%, 03/01/2025 (B)	$535	$–
0.000%, 01/15/2026 (B)	610	–
Tribune Media
5.875%, 07/15/2022	250	254
TWDC Enterprises 18
3.000%, 02/13/2026	100	104
TWDC Enterprises 18 MTN
4.125%, 06/01/2044	125	144
3.000%, 07/30/2046	50	48
2.350%, 12/01/2022	50	50
2.300%, 02/12/2021	100	100
Uber Technologies
8.000%, 11/01/2026 (A)	300	317
7.500%, 11/01/2023 (A)	100	106
Unitymedia GmbH
6.125%, 01/15/2025 (A)	300	312
UPC Holding BV
5.500%, 01/15/2028 (A)	200	204
UPCB Finance IV
5.375%, 01/15/2025 (A)	200	205
Verizon Communications
5.250%, 03/16/2037	300	361
5.150%, 09/15/2023	500	555
4.812%, 03/15/2039	400	460
4.600%, 04/01/2021	500	519
4.522%, 09/15/2048	153	170
4.500%, 08/10/2033	100	113
4.400%, 11/01/2034	500	554
4.329%, 09/21/2028	156	173
4.125%, 08/15/2046	50	53
3.875%, 02/08/2029	230	248
3.376%, 02/15/2025	400	417
3.125%, 03/16/2022	400	409
2.625%, 08/15/2026	150	150
Viacom
6.250%, VAR ICE LIBOR USD 3 Month+3.899%, 02/28/2057	206	218
5.875%, VAR ICE LIBOR USD 3 Month+3.895%, 02/28/2057	50	52
5.850%, 09/01/2043	100	119
4.250%, 09/01/2023	25	26
Videotron
5.125%, 04/15/2027 (A)	100	105
Virgin Media Secured Finance
5.500%, 08/15/2026 (A)	200	209
5.500%, 05/15/2029 (A)	200	205
5.250%, 01/15/2026 (A)	250	256
Vodafone Group
6.150%, 02/27/2037	100	123
5.250%, 05/30/2048	75	84
5.000%, 05/30/2038	340	377
4.375%, 05/30/2028	70	76

Adviser Managed Trust / Annual Report / July 31, 2019	17

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.125%, 05/30/2025	$325	$345
3.750%, 01/16/2024	245	255
Walt Disney
6.650%, 11/15/2037 (A)	100	144
6.150%, 02/15/2041 (A)	50	70
4.500%, 02/15/2021 (A)	100	104
3.000%, 09/15/2022 (A)	100	102
Wind Tre
5.000%, 01/20/2026 (A)	400	396
WTT Investment
5.500%, 11/21/2022 (A)	200	205
Zayo Group
6.375%, 05/15/2025	600	615
6.000%, 04/01/2023	70	72
5.750%, 01/15/2027 (A)	75	76
Ziggo BV
6.000%, 01/15/2027 (A)	200	203
5.500%, 01/15/2027 (A)	300	307
		52,943

Consumer Discretionary — 2.8%
1011778 BC ULC / New Red Finance Inc
5.000%, 10/15/2025 (A)	450	459
4.625%, 01/15/2022 (A)	400	401
4.250%, 05/15/2024 (A)	150	153
Adient Global Holdings
4.875%, 08/15/2026 (A)	200	153
Adient US
7.000%, 05/15/2026 (A)	193	196
Advance Auto Parts
4.500%, 12/01/2023	100	107
Albertsons
7.500%, 03/15/2026 (A)	25	28
5.750%, 03/15/2025	615	627
Alibaba Group Holding
4.200%, 12/06/2047	60	64
3.600%,11/28/2024	100	104
3.400%, 12/06/2027	100	102
Amazon.com
5.200%, 12/03/2025	50	58
4.950%, 12/05/2044	100	127
4.800%, 12/05/2034	100	123
4.250%, 08/22/2057	70	82
4.050%, 08/22/2047	70	79
3.875%, 08/22/2037	445	493
3.150%, 08/22/2027	450	472
2.800%, 08/22/2024	325	333
2.500%, 11/29/2022	100	101
2.400%, 02/22/2023	50	50
1.900%, 08/21/2020	30	30
American Axle & Manufacturing
6.250%, 04/01/2025	130	130

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Honda Finance MTN
3.550%, 01/12/2024	$100	$104
3.500%, 02/15/2028	50	53
2.900%, 02/16/2024	250	255
2.400%, 06/27/2024	100	100
1.700%, 09/09/2021	75	74
Aptiv
4.350%, 03/15/2029	20	21
APX Group
7.875%, 12/01/2022	158	150
Aramark Services
5.125%, 01/15/2024	183	188
5.000%, 04/01/2025 (A)	100	103
5.000%, 02/01/2028 (A)	60	62
4.750%, 06/01/2026	275	282
Asbury Automotive Group
6.000%, 12/15/2024	50	52
Atento Luxco 1
6.125%, 08/10/2022 (A)	100	102
AutoNation
4.500%, 10/01/2025	100	104
AutoZone
3.750%, 06/01/2027	100	105
3.700%, 04/15/2022	80	83
3.125%, 04/18/2024	50	51
BAT Capital
4.540%, 08/15/2047	60	57
4.390%, 08/15/2037	70	67
3.557%, 08/15/2027	50	50
2.297%, 08/14/2020	100	100
Beazer Homes USA
8.750%, 03/15/2022	50	52
Best Buy
4.450%, 10/01/2028	250	266
Block Financial
4.125%, 10/01/2020	100	102
Board of Trustees of The Leland Stanford Junior University
3.647%, 05/01/2048	25	27
Booking Holdings
3.600%, 06/01/2026	50	52
3.550%, 03/15/2028	50	53
2.750%, 03/15/2023	50	51
BorgWarner
4.375%, 03/15/2045	50	50
3.375%, 03/15/2025	100	103
Boyd Gaming
6.875%, 05/15/2023	62	64
6.375%, 04/01/2026	268	283
6.000%, 08/15/2026	100	104
Caesars Resort Collection
5.250%, 10/15/2025 (A)	344	343

18	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Carvana
8.875%, 10/01/2023 (A)	$118	$119
Cedar Fair
5.375%, 04/15/2027	110	116
5.250%, 07/15/2029 (A)	40	41
Cengage Learning
9.500%, 06/15/2024 (A)	161	151
Century Communities
6.750%, 06/01/2027 (A)	100	103
Churchill Downs
5.500%, 04/01/2027 (A)	81	85
4.750%, 01/15/2028 (A)	94	94
Cirsa Finance International SARL
7.875%, 12/20/2023 (A)	200	211
Daimler Finance North America
8.500%, 01/18/2031	50	74
Darden Restaurants
4.550%, 02/15/2048	15	15
3.850%, 05/01/2027	30	31
Delphi Technologies
5.000%, 10/01/2025 (A)	105	92
Diamond Resorts International
10.750%, 09/01/2024 (A)	175	170
7.750%, 09/01/2023 (A)	150	153
Dollar General
3.250%, 04/15/2023	100	103
Dollar Tree
4.200%, 05/15/2028	345	359
4.000%, 05/15/2025	100	104
3.700%, 05/15/2023	345	356
eBay
3.450%, 08/01/2024	50	52
2.600%, 07/15/2022	100	100
eG Global Finance
6.750%, 02/07/2025 (A)	200	201
Eldorado Resorts
6.000%, 04/01/2025	200	211
6.000%, 09/15/2026	75	81
ESH Hospitality
5.250%, 05/01/2025 (A)	250	257
Expedia Group
5.000%, 02/15/2026	100	110
4.500%, 08/15/2024	50	53
Fiat Chrysler Automobiles
5.250%, 04/15/2023	200	210
Ford Motor
7.450%, 07/16/2031	100	118
5.291%, 12/08/2046	50	46
4.750%, 01/15/2043	125	109
Ford Motor Credit
5.875%, 08/02/2021	100	105
5.596%, 01/07/2022	200	211

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.113%, 05/03/2029	$200	$204
3.815%, 11/02/2027	300	287
3.813%, 10/12/2021	500	507
2.979%, 08/03/2022	400	395
Garda World Security
8.750%, 05/15/2025 (A)	173	177
General Motors
6.600%, 04/01/2036	100	114
5.400%, 04/01/2048	50	49
5.150%, 04/01/2038	330	332
5.000%, 04/01/2035	50	50
4.200%, 10/01/2027	50	51
General Motors Financial
4.350%, 04/09/2025	75	77
4.350%, 01/17/2027	70	72
4.000%, 10/06/2026	50	50
3.950%, 04/13/2024	250	256
3.700%, 05/09/2023	35	36
3.550%, 04/09/2021	260	264
3.550%, 07/08/2022	50	51
3.500%, 11/07/2024	100	100
3.450%, 01/14/2022	100	102
3.450%, 04/10/2022	50	51
3.200%, 07/06/2021	50	50
3.150%, 06/30/2022	370	373
2.450%, 11/06/2020	100	100
George Washington University
4.868%, 09/15/2045	50	62
Golden Nugget
8.750%, 10/01/2025 (A)	105	110
6.750%, 10/15/2024 (A)	275	283
Goodyear Tire & Rubber
5.125%, 11/15/2023	200	203
5.000%, 05/31/2026	250	249
4.875%, 03/15/2027	55	52
GrubHub Holdings
5.500%, 07/01/2027 (A)	44	45
Guitar Center Escrow Issuer
9.500%, 10/15/2021 (A)	165	157
Hanesbrands
4.875%, 05/15/2026 (A)	200	209
4.625%, 05/15/2024 (A)	176	183
Hasbro
3.500%, 09/15/2027	60	61
HD Supply
5.375%, 10/15/2026 (A)	100	105
Hilton Domestic Operating
5.125%, 05/01/2026	300	312
4.875%, 01/15/2030 (A)	80	82
4.250%, 09/01/2024	170	172
Hilton Worldwide Finance
4.875%, 04/01/2027	150	155

Adviser Managed Trust / Annual Report / July 31, 2019	19

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.625%, 04/01/2025	$120	$123
Home Depot
4.400%, 04/01/2021	100	103
4.400%, 03/15/2045	50	58
3.900%, 12/06/2028	440	487
3.900%, 06/15/2047	50	54
3.500%, 09/15/2056	100	100
3.250%, 03/01/2022	500	515
3.000%, 04/01/2026	100	103
2.625%, 06/01/2022	75	76
2.000%, 04/01/2021	50	50
IAA
5.500%, 06/15/2027 (A)	99	104
International Game Technology
6.250%, 02/15/2022 (A)	400	421
6.250%, 01/15/2027 (A)	250	271
Jack Ohio Finance
6.750%, 11/15/2021 (A)	115	118
Jaguar Holding II
6.375%, 08/01/2023 (A)	252	261
Jaguar Land Rover Automotive
4.500%, 10/01/2027 (A)	125	99
JBS Investments GmbH
7.250%, 04/03/2024 (A)	200	208
JBS Investments II GmbH
7.000%, 01/15/2026 (A)	200	214
5.750%, 01/15/2028 (A)	200	203
JBS USA LUX
6.750%, 02/15/2028 (A)	95	102
6.500%, 04/15/2029 (A)	75	81
5.875%, 07/15/2024 (A)	78	80
5.750%, 06/15/2025 (A)	281	290
5.500%, 01/15/2030 (A)	319	319
JC Penney
5.875%, 07/01/2023 (A)	130	108
KFC Holding
5.250%, 06/01/2026 (A)	92	96
5.000%, 06/01/2024 (A)	350	361
4.750%, 06/01/2027 (A)	125	128
L Brands
7.500%, 06/15/2029	125	125
5.250%, 02/01/2028	100	93
Las Vegas Sands
3.900%, 08/08/2029	40	41
3.500%, 08/18/2026	30	30
3.200%, 08/08/2024	45	45
Laureate Education
8.250%, 05/01/2025 (A)	90	98
Lear
5.250%, 01/15/2025	70	73
3.800%, 09/15/2027	100	99

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Leggett & Platt
3.500%, 11/15/2027	$250	$249
Lennar
4.750%, 04/01/2021	100	102
4.750%, 05/30/2025	100	105
4.750%, 11/29/2027	100	105
4.500%, 04/30/2024	300	313
Lowe’s
4.550%, 04/05/2049	50	54
4.250%, 09/15/2044	50	51
3.700%, 04/15/2046	150	143
3.650%, 04/05/2029	100	105
3.375%, 09/15/2025	100	104
3.125%, 09/15/2024	100	103
Macy’s Retail Holdings
4.500%, 12/15/2034	12	11
3.450%, 01/15/2021	50	51
2.875%, 02/15/2023	75	74
Magna International
3.625%, 06/15/2024	100	104
Marriott International
3.600%, 04/15/2024	100	104
3.125%, 10/15/2021	100	101
3.125%, 06/15/2026	50	50
2.300%, 01/15/2022	50	50
Marriott Ownership Resorts
6.500%, 09/15/2026	80	86
Massachusetts Institute of Technology
5.600%, 07/01/2111	100	157
Mattamy Group
6.500%, 10/01/2025 (A)	175	183
Mattel
6.750%, 12/31/2025 (A)	300	315
McDonald’s MTN
6.300%, 10/15/2037	50	66
4.875%, 12/09/2045	125	144
4.700%, 12/09/2035	175	202
4.450%, 03/01/2047	25	28
3.800%, 04/01/2028	50	54
3.700%, 01/30/2026	30	32
3.350%, 04/01/2023	30	31
2.750%, 12/09/2020	120	121
MDC Partners
6.500%, 05/01/2024 (A)	250	226
MGM China Holdings
5.375%, 05/15/2024 (A)	300	311
MGM Resorts International
6.000%, 03/15/2023	200	217
5.750%, 06/15/2025	315	340
5.500%, 04/15/2027	215	228
Michaels Stores
8.000%, 07/15/2027 (A)	100	97

20	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Mohegan Gaming & Entertainment
7.875%, 10/15/2024 (A)	$100	$97
NCL
4.750%, 12/15/2021 (A)	72	73
Neiman Marcus Group
8.000%, 10/25/2024 (A)	100	43
Newell Brands
5.375%, 04/01/2036	24	24
4.200%, 04/01/2026	50	50
3.850%, 04/01/2023	60	61
Newell Rubbermaid
4.000%, 12/01/2024	100	100
NIKE
3.875%, 11/01/2045	100	109
Nordstrom
5.000%, 01/15/2044	100	92
4.000%, 03/15/2027	100	102
Northwestern University
3.662%, 12/01/2057	25	27
O’Reilly Automotive
4.350%, 06/01/2028	250	273
3.600%, 09/01/2027	100	104
3.550%, 03/15/2026	50	52
Panther BF Aggregator 2
8.500%, 05/15/2027 (A)	375	381
6.250%, 05/15/2026 (A)	224	232
Party City Holdings
6.625%, 08/01/2026 (A)	70	67
Penske Automotive Group
5.500%, 05/15/2026	50	52
PetSmart
8.875%, 06/01/2025 (A)	85	82
7.125%, 03/15/2023 (A)	408	380
5.875%, 06/01/2025 (A)	226	223
President & Fellows of Harvard College
3.150%, 07/15/2046	100	102
Prime Security Services Borrower
9.250%, 05/15/2023 (A)	61	64
5.750%, 04/15/2026 (A)	175	182
5.250%, 04/15/2024 (A)	123	126
PulteGroup
5.500%, 03/01/2026	175	189
5.000%, 01/15/2027	107	112
QVC
4.450%, 02/15/2025	100	102
Refinitiv US Holdings
8.250%, 11/15/2026 (A)	350	387
6.250%, 05/15/2026 (A)	240	258
RELX Capital
3.500%, 03/16/2023	260	268
Ritchie Bros Auctioneers
5.375%, 01/15/2025 (A)	25	26

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sabre
5.375%, 04/15/2023 (A)	$235	$240
Sally Holdings
5.625%, 12/01/2025	175	174
Scientific Games International
10.000%, 12/01/2022	218	227
8.250%, 03/15/2026 (A)	225	241
5.000%, 10/15/2025 (A)	250	256
Service International
5.125%, 06/01/2029	138	145
4.625%, 12/15/2027	100	103
ServiceMaster
5.125%, 11/15/2024 (A)	130	135
Sigma Holdco BV
7.875%, 05/15/2026 (A)	200	186
Simmons Foods
5.750%, 11/01/2024 (A)	74	68
Six Flags Entertainment
5.500%, 04/15/2027 (A)	75	79
4.875%, 07/31/2024 (A)	200	204
Star Merger
10.250%, 02/15/2027 (A)	150	161
6.875%, 08/15/2026 (A)	135	144
Starbucks
4.500%, 11/15/2048	30	33
4.450%, 08/15/2049	150	165
4.000%, 11/15/2028	50	55
3.800%, 08/15/2025	50	53
3.550%, 08/15/2029	150	158
3.500%, 03/01/2028	50	53
3.100%, 03/01/2023	50	51
2.700%, 06/15/2022	50	50
Stars Group Holdings BV
7.000%, 07/15/2026 (A)	175	184
Station Casinos
5.000%, 10/01/2025 (A)	134	137
Studio City
7.250%, 11/30/2021 (A)	200	206
Summit Materials
6.125%, 07/15/2023	125	127
Tapestry
4.125%, 07/15/2027	250	254
Target
3.900%, 11/15/2047	100	108
3.500%, 07/01/2024	50	53
3.375%, 04/15/2029	300	318
Taylor Morrison Communities
5.875%, 06/15/2027 (A)	107	112
Tempur Sealy International
5.500%, 06/15/2026	164	172
Tenneco
5.000%, 07/15/2026	105	81

Adviser Managed Trust / Annual Report / July 31, 2019	21

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Tesla
5.300%, 08/15/2025 (A)	$344	$302
Time Warner Cable
6.550%, 05/01/2037	400	468
5.875%, 11/15/2040	400	441
4.500%, 09/15/2042	100	95
4.000%, 09/01/2021	300	306
TJX
2.250%, 09/15/2026	150	147
Toyota Motor Credit MTN
3.650%, 01/08/2029	300	326
3.400%, 04/14/2025	100	105
3.300%, 01/12/2022	100	102
2.950%, 04/13/2021	250	253
2.900%, 04/17/2024	250	256
2.800%, 07/13/2022	50	51
2.600%, 01/11/2022	100	101
2.250%, 10/18/2023	50	50
1.900%, 04/08/2021	50	50
Under Armour
3.250%, 06/15/2026	100	97
University of Notre Dame du Lac
3.394%, 02/15/2048	100	103
University of Southern California
3.028%, 10/01/2039	150	149
Univision Communications
6.750%, 09/15/2022 (A)	48	49
5.125%, 02/15/2025 (A)	247	240
Verscend Escrow
9.750%, 08/15/2026 (A)	235	251
Viking Cruises
5.875%, 09/15/2027 (A)	134	139
V0C Escrow
5.000%, 02/15/2028 (A)	200	204
Whirlpool
3.700%, 05/01/2025	50	52
William Carter
5.625%, 03/15/2027 (A)	118	124
WPP Finance
3.750%, 09/19/2024	100	103
Wyndham Hotels & Resorts
5.375%, 04/15/2026 (A)	85	89
Wynn Las Vegas
5.500%, 03/01/2025 (A)	300	315
5.250%, 05/15/2027 (A)	255	261
Wynn Macau
5.500%, 10/01/2027 (A)	300	302

		43,872

Consumer Staples — 1.7%
Altria Group
6.200%, 02/14/2059	15	17

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.950%, 02/14/2049	$340	$396
5.800%, 02/14/2039	235	270
5.375%, 01/31/2044	100	110
4.800%, 02/14/2029	75	81
3.800%, 02/14/2024	320	333
3.490%, 02/14/2022	300	306
2.850%, 08/09/2022	100	101
Anheuser-Busch
4.900%, 02/01/2046	400	454
4.700%, 02/01/2036	350	390
Anheuser-Busch InBev Finance
4.625%, 02/01/2044	100	109
3.300%, 02/01/2023	449	462
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	100	154
5.800%, 01/23/2059	195	250
5.550%, 01/23/2049	100	124
5.450%, 01/23/2039	465	563
4.900%, 01/23/2031	65	76
4.750%, 01/23/2029	85	97
4.600%, 04/15/2048	350	382
4.375%, 04/15/2038	35	38
4.150%, 01/23/2025	360	387
4.000%, 04/13/2028	60	65
3.750%, 07/15/2042	100	98
Archer-Daniels-Midland
4.500%, 03/15/2049	300	352
4.479%, 03/01/2021	50	52
4.016%, 04/16/2043	100	108
3.750%, 09/15/2047	100	104
2.500%, 08/11/2026	100	100
Avon International Operations
7.875%, 08/15/2022 (A)	70	73
B&G Foods
5.250%, 04/01/2025	100	100
4.625%, 06/01/2021	100	100
Brown-Forman
4.500%, 07/15/2045	35	42
Bunge Finance
3.750%, 09/25/2027	330	328
3.500%, 11/24/2020	50	50
3.000%, 09/25/2022	55	55
Campbell Soup
4.800%, 03/15/2048	240	254
4.150%, 03/15/2028	100	105
3.300%, 03/15/2021	65	66
Chobani
7.500%, 04/15/2025 (A)	100	93
Clorox
3.900%, 05/15/2028	50	55
3.100%, 10/01/2027	50	51

22	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Coca-Cola
2.875%, 10/27/2025	$100	$103
2.250%, 09/01/2026	50	50
2.200%, 05/25/2022	300	300
1.875%, 10/27/2020	300	299
1.550%, 09/01/2021	50	50
Coca-Cola European Partners
3.500%, 09/15/2020	100	101
Colgate-Palmolive MTN
4.000%, 08/15/2045	50	57
3.250%, 03/15/2024	50	52
2.300%, 05/03/2022	100	101
Conagra Brands
5.400%, 11/01/2048	220	247
5.300%, 11/01/2038	315	350
4.850%, 11/01/2028	25	28
4.300%, 05/01/2024	310	329
3.800%, 10/22/2021	10	10
3.200%, 01/25/2023	118	120
Constellation Brands
4.500%, 05/09/2047	20	21
4.250%, 05/01/2023	90	95
4.100%, 02/15/2048	250	253
3.750%, 05/01/2021	25	26
3.600%, 02/15/2028	50	52
3.500%, 05/09/2027	15	16
3.200%, 02/15/2023	50	51
2.700%, 05/09/2022	15	15
2.650%, 11/07/2022	100	100
Costco Wholesale
3.000%, 05/18/2027	100	104
Cott Holdings
5.500%, 04/01/2025 (A)	95	97
Coty
6.500%, 04/15/2026 (A)	125	120
Darling Ingredients
5.250%, 04/15/2027 (A)	106	111
Dean Foods
6.500%, 03/15/2023 (A)	150	83
Diageo Capital
2.625%, 04/29/2023	50	50
Diageo Investment
4.250%, 05/11/2042	100	112
2.875%, 05/11/2022	50	51
Energizer Holdings
7.750%, 01/15/2027 (A)	10	11
6.375%, 07/15/2026 (A)	30	31
5.500%, 06/15/2025 (A)	313	318
Estee Lauder
4.375%, 06/15/2045	50	58
4.150%, 03/15/2047	50	56
3.150%, 03/15/2027	50	52

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Fresh Market
9.750%, 05/01/2023 (A)	$100	$61
General Mills
4.700%, 04/17/2048	220	246
4.550%, 04/17/2038	115	125
4.200%, 04/17/2028	25	27
3.700%, 10/17/2023	40	42
3.200%, 04/16/2021	10	10
3.150%, 12/15/2021	100	102
2.600%, 10/12/2022	100	100
Hershey
3.200%, 08/21/2025	100	104
Ingredion
3.200%, 10/01/2026	100	100
JM Smucker
4.375%, 03/15/2045	100	103
4.250%, 03/15/2035	20	21
3.500%, 03/15/2025	100	104
Kellogg
4.000%, 12/15/2020	100	102
3.400%, 11/15/2027	100	102
Keurig Dr Pepper
5.085%, 05/25/2048	200	227
4.597%, 05/25/2028	50	55
4.500%, 11/15/2045	130	133
3.551%, 05/25/2021	300	306
2.550%, 09/15/2026	100	96
Kimberly-Clark
6.625%, 08/01/2037	50	71
3.200%, 04/25/2029	100	106
3.050%, 08/15/2025	50	52
2.750%, 02/15/2026	50	51
Kraft Foods Group
5.000%, 06/04/2042	100	103
Kraft Heinz Foods
6.500%, 02/09/2040	100	118
5.200%, 07/15/2045	100	105
5.000%, 07/15/2035	500	531
4.375%, 06/01/2046	60	58
3.950%, 07/15/2025	100	104
3.000%, 06/01/2026	55	54
Kroger
4.500%, 01/15/2029	50	55
4.000%, 02/01/2024	100	105
3.875%, 10/15/2046	100	90
3.700%, 08/01/2027	35	36
Kronos Acquisition Holdings
9.000%, 08/15/2023 (A)	165	142
Lamb Weston Holdings
4.875%, 11/01/2026 (A)	125	130
4.625%, 11/01/2024 (A)	200	208

Adviser Managed Trust / Annual Report / July 31, 2019	23

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
McCormick
3.400%, 08/15/2027	$100	$103
3.150%, 08/15/2024	300	307
Mead Johnson Nutrition
4.125%, 11/15/2025	30	33
3.000%, 11/15/2020	30	30
Molson Coors Brewing
5.000%, 05/01/2042	93	101
4.200%, 07/15/2046	40	39
3.000%, 07/15/2026	100	100
Mondelez International
4.125%, 05/07/2028	200	217
4.000%, 02/01/2024	100	105
NVA Holdings
6.875%, 04/01/2026 (A)	50	53
PepsiCo
4.600%, 07/17/2045	45	54
4.250%, 10/22/2044	100	115
4.000%, 05/02/2047	335	374
3.600%, 03/01/2024	100	106
3.500%, 07/17/2025	100	106
3.000%, 10/15/2027	350	365
2.750%, 03/05/2022	50	51
2.625%, 07/29/2029	75	75
2.250%, 05/02/2022	50	50
Philip Morris International
6.375%, 05/16/2038	100	137
4.250%, 11/10/2044	50	53
4.125%, 03/04/2043	50	52
3.375%, 08/15/2029	150	155
3.125%, 08/17/2027	100	103
3.125%, 03/02/2028	50	51
2.875%, 05/01/2024	150	152
2.750%, 02/25/2026	50	51
2.625%, 02/18/2022	25	25
2.500%, 11/02/2022	50	50
2.375%, 08/17/2022	100	100
2.125%, 05/10/2023	25	25
1.875%, 02/25/2021	50	50
Pilgrim’s Pride
5.875%, 09/30/2027 (A)	200	210
5.750%, 03/15/2025 (A)	148	153
Post Holdings
5.750%, 03/01/2027 (A)	405	420
5.625%, 01/15/2028 (A)	208	214
5.500%, 03/01/2025 (A)	245	255
5.500%, 12/15/2029 (A)	205	207
Procter & Gamble
2.850%, 08/11/2027	100	103
2.450%, 11/03/2026	50	51
1.700%, 11/03/2021	100	99

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Reynolds American
5.850%, 08/15/2045	$100	$110
5.700%, 08/15/2035	100	112
4.450%, 06/12/2025	100	106
Rite Aid
6.125%, 04/01/2023 (A)	350	295
Skandinaviska Enskilda Banken
1.875%, 09/13/2021	150	148
Spectrum Brands
5.750%, 07/15/2025	200	207
Staples
10.750%, 04/15/2027 (A)	215	223
7.500%, 04/15/2026 (A)	400	409
Sysco
4.850%, 10/01/2045	15	17
4.450%, 03/15/2048	250	277
3.750%, 10/01/2025	25	27
3.550%, 03/15/2025	50	52
3.300%, 07/15/2026	100	103
2.600%, 10/01/2020	50	50
TreeHouse Foods
6.000%, 02/15/2024 (A)	120	124
Tyson Foods
5.100%, 09/28/2048	300	343
4.500%, 06/15/2022	100	105
4.350%, 03/01/2029	300	330
3.950%, 08/15/2024	50	53
2.250%, 08/23/2021	35	35
Unilever Capital
5.900%, 11/15/2032	100	134
3.125%, 03/22/2023	100	103
1.375%, 07/28/2021	100	98
US Foods
5.875%, 06/15/2024 (A)	115	118
Vector Group
6.125%, 02/01/2025 (A)	205	194
Walgreens Boots Alliance
4.800%, 11/18/2044	100	102
3.800%, 11/18/2024	100	104
3.450%, 06/01/2026	30	31
3.300%, 11/18/2021	100	102
Walmart
4.050%, 06/29/2048	65	75
3.950%, 06/28/2038	415	468
3.700%, 06/26/2028	100	109
3.625%, 12/15/2047	325	350
3.550%, 06/26/2025	325	346
3.400%, 06/26/2023	100	104
3.250%, 07/08/2029	40	42
3.125%, 06/23/2021	100	102
2.650%, 12/15/2024	50	51
2.550%, 04/11/2023	50	51

24	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.350%, 12/15/2022	$100	$101
1.900%, 12/15/2020	450	448

		27,175

Energy — 3.1%
Al Candelaria Spain SLU
7.500%, 12/15/2028 (A)	277	310
Aker BP
5.875%, 03/31/2025 (A)	150	158
Alta Mesa Holdings
7.875%, 12/15/2024	80	28
Anadarko Petroleum
6.600%, 03/15/2046	50	64
6.450%, 09/15/2036	25	30
5.550%, 03/15/2026	300	337
4.850%, 03/15/2021	340	351
Andeavor Logistics
5.200%, 12/01/2047	230	247
4.250%, 12/01/2027	215	226
3.500%, 12/01/2022	15	15
Antero Midstream Partners
5.750%, 03/01/2027 (A)	115	108
5.750%, 01/15/2028 (A)	148	138
5.375%, 09/15/2024	150	144
Antero Resources
5.625%, 06/01/2023	44	41
5.125%, 12/01/2022	375	358
5.000%, 03/01/2025	50	45
Apache
5.350%, 07/01/2049	150	152
5.100%, 09/01/2040	100	99
4.375%, 10/15/2028	100	102
4.250%, 01/15/2030	150	149
Archrock Partners
6.875%, 04/01/2027 (A)	69	73
Ascent Resources Utica Holdings
10.000%, 04/01/2022 (A)	264	261
7.000%, 11/01/2026 (A)	55	44
Baker Hughes a GE Co
5.125%, 09/15/2040	100	111
4.080%, 12/15/2047	50	49
2.773%, 12/15/2022	50	50
Blue Racer Midstream
6.125%, 11/15/2022 (A)	178	179
Boardwalk Pipelines
5.950%, 06/01/2026	100	111
BP Capital Markets
3.994%, 09/26/2023	38	41
3.723%, 11/28/2028	30	32
3.506%, 03/17/2025	100	105
BP Capital Markets America
4.234%, 11/06/2028	100	111

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.588%, 04/14/2027	$100	$106
3.224%, 04/14/2024	100	103
3.216%, 11/28/2023	50	52
3.119%, 05/04/2026	100	103
2.520%, 09/19/2022	100	100
2.112%, 09/16/2021	350	349
Brazos Valley Longhorn
6.875%, 02/01/2025	150	139
Bruin E&P Partners
8.875%, 08/01/2023 (A)	105	79
Calfrac Holdings
8.500%, 06/15/2026 (A)	205	138
California Resources
8.000%, 12/15/2022 (A)	398	279
Callon Petroleum
6.125%, 10/01/2024	131	128
Canadian Natural Resources
6.250%, 03/15/2038	50	62
3.900%, 02/01/2025	100	105
3.850%, 06/01/2027	50	52
2.950%, 01/15/2023	50	50
Canadian Natural Resources MTN
4.950%, 06/01/2047	25	28
Carrizo Oil & Gas
6.250%, 04/15/2023	115	113
Cenovus Energy
5.400%, 06/15/2047	250	272
5.250%, 06/15/2037	35	37
4.250%, 04/15/2027	100	103
3.000%, 08/15/2022	308	308
Centennial Resource Production
6.875%, 04/01/2027 (A)	76	74
Cheniere Corpus Christi Holdings
7.000%, 06/30/2024	150	171
5.875%, 03/31/2025	450	495
5.125%, 06/30/2027	220	239
Cheniere Energy Partners
5.625%, 10/01/2026	310	328
5.250%, 10/01/2025	218	226
Chesapeake Energy
8.000%, 01/15/2025	267	228
8.000%, 03/15/2026 (A)	65	52
8.000%, 06/15/2027	398	319
7.000%, 10/01/2024	125	102
Chevron
3.326%, 11/17/2025	50	53
2.954%, 05/16/2026	100	103
2.895%, 03/03/2024	50	52
2.566%, 05/16/2023	100	101
2.498%, 03/03/2022	350	353
2.419%, 11/17/2020	50	50
2.355%, 12/05/2022	100	101

Adviser Managed Trust / Annual Report / July 31, 2019	25

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cimarex Energy
4.375%, 03/15/2029	$50	$52
3.900%, 05/15/2027	55	56
CNOOC Nexen Finance
4.250%, 04/30/2024	100	107
CNX Resources
7.250%, 03/14/2027 (A)	125	107
Comstock Resources
9.750%, 08/15/2026	150	112
Concho Resources
4.300%, 08/15/2028	50	54
ConocoPhillips
6.500%, 02/01/2039	75	106
4.950%, 03/15/2026	450	513
Continental Resources
5.000%, 09/15/2022	92	92
4.900%, 06/01/2044	40	42
4.500%, 04/15/2023	85	89
4.375%, 01/15/2028	55	57
3.800%, 06/01/2024	55	56
Covey Park Energy
7.500%, 05/15/2025 (A)	150	105
Crestwood Midstream Partners
6.250%, 04/01/2023	150	153
5.750%, 04/01/2025	105	106
5.625%, 05/01/2027 (A)	120	119
CrownRock
5.625%, 10/15/2025 (A)	250	246
DCP Midstream Operating
5.375%, 07/15/2025	155	164
5.125%, 05/15/2029	56	58
Denbury Resources
9.000%, 05/15/2021 (A)	124	117
Devon Energy
5.600%, 07/15/2041	100	119
5.000%, 06/15/2045	50	57
Diamond Offshore Drilling
7.875%, 08/15/2025	83	79
Diamondback Energy
5.375%, 05/31/2025	330	346
4.750%, 11/01/2024 (A)	60	62
Ecopetrol
5.875%, 09/18/2023	100	111
5.875%, 05/28/2045	200	225
4.125%, 01/16/2025	225	233
Enable Midstream Partners
4.950%, 05/15/2028	230	238
Enbridge
5.500%, 12/01/2046	50	62
4.250%, 12/01/2026	100	109
3.700%, 07/15/2027	50	52
2.900%, 07/15/2022	50	51

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Enbridge Energy Partners
7.375%, 10/15/2045	$50	$73
5.500%, 09/15/2040	100	115
Encana
6.500%, 02/01/2038	100	122
Endeavor Energy Resources
5.750%, 01/30/2028 (A)	50	53
5.500%, 01/30/2026 (A)	107	111
Energy Transfer Operating
6.250%, 04/15/2049	415	493
6.125%, 12/15/2045	100	115
5.250%, 04/15/2029	215	240
5.200%, 02/01/2022	100	106
4.950%, 06/15/2028	300	328
4.900%, 03/15/2035	50	50
4.750%, 01/15/2026	50	54
4.200%, 04/15/2027	50	52
3.600%, 02/01/2023	85	87
EnLink Midstream
5.375%, 06/01/2029	135	139
EnLink Midstream Partners
4.850%, 07/15/2026	125	127
4.150%, 06/01/2025	100	98
Ensign Drilling
9.250%, 04/15/2024 (A)	145	142
Enterprise Products Operating
5.200%, 09/01/2020	100	103
5.100%, 02/15/2045	25	29
4.875%, VAR ICE LIBOR USD 3 Month+2.986%, 08/16/2077	100	96
4.850%, 08/15/2042	100	111
4.800%, 02/01/2049	325	362
4.150%, 10/16/2028	225	244
3.950%, 02/15/2027	220	236
3.700%, 02/15/2026	100	105
3.500%, 02/01/2022	250	256
3.350%, 03/15/2023	100	103
2.850%, 04/15/2021	230	231
EOG Resources
3.150%, 04/01/2025	100	103
EP Energy
9.375%, 05/01/2024 (A)	200	42
8.000%, 11/29/2024 (A)	130	86
8.000%, 02/15/2025 (A)	200	37
7.750%, 05/15/2026 (A)	170	152
EQM Midstream Partners
4.750%, 07/15/2023	300	307
EQT
3.900%, 10/01/2027	50	45
3.000%, 10/01/2022	35	34
EQT Midstream Partners
4.125%, 12/01/2026	35	34

26	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Equinor
4.800%, 11/08/2043	$100	$122
3.700%, 03/01/2024	200	212
Extraction Oil & Gas
5.625%, 02/01/2026 (A)	155	114
Exxon Mobil
3.567%, 03/06/2045	50	52
3.176%, 03/15/2024	300	312
2.726%, 03/01/2023	100	102
2.709%, 03/06/2025	100	102
2.222%, 03/01/2021	340	341
Genesis Energy
6.750%, 08/01/2022	100	102
6.500%, 10/01/2025	150	149
Gulfport Energy
6.375%, 05/15/2025	200	153
6.000%, 10/15/2024	35	27
Halcon Resources
6.750%, 02/15/2025	100	17
Halliburton
7.450%, 09/15/2039	100	140
5.000%, 11/15/2045	50	55
3.800%, 11/15/2025	100	105
Hess
7.125%, 03/15/2033	100	122
5.600%, 02/15/2041	50	53
4.300%, 04/01/2027	50	51
Hess Infrastructure Partners
5.625%, 02/15/2026 (A)	145	151
Hilcorp Energy I
6.250%, 11/01/2028 (A)	190	184
5.750%, 10/01/2025 (A)	117	114
Holly Energy Partners
6.000%, 08/01/2024 (A)	66	69
Husky Energy
4.000%, 04/15/2024	100	105
Indigo Natural Resources
6.875%, 02/15/2026 (A)	150	126
Jonah Energy
7.250%, 10/15/2025 (A)	191	75
Kinder Morgan
5.300%, 12/01/2034	50	57
5.050%, 02/15/2046	90	98
4.300%, 06/01/2025	100	107
4.300%, 03/01/2028	300	321
3.150%, 01/15/2023	500	508
Kinder Morgan Energy Partners
5.500%, 03/01/2044	50	57
4.300%, 05/01/2024	100	106
4.250%, 09/01/2024	50	53
Magellan Midstream Partners
4.200%, 10/03/2047	100	102

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Marathon Oil
5.200%, 06/01/2045	$50	$55
4.400%, 07/15/2027	100	105
2.800%, 11/01/2022	100	100
Marathon Petroleum
6.500%, 03/01/2041	50	63
5.125%, 03/01/2021	50	52
5.125%, 12/15/2026	50	55
4.500%, 04/01/2048	25	25
3.800%, 04/01/2028	130	133
Matador Resources
5.875%, 09/15/2026	215	212
McDermott Technology Americas
10.625%, 05/01/2024 (A)	250	206
MEG Energy
6.500%, 01/15/2025 (A)	155	155
Montage Resources
8.875%, 07/15/2023	100	77
Moss Creek Resources Holdings
10.500%, 05/15/2027 (A)	80	71
7.500%, 01/15/2026 (A)	150	117
MPLX
5.200%, 03/01/2047	50	54
4.900%, 04/15/2058	225	226
4.875%, 06/01/2025	100	109
4.700%, 04/15/2048	245	248
4.500%, 07/15/2023	250	265
4.500%, 04/15/2038	130	132
4.125%, 03/01/2027	50	52
4.000%, 03/15/2028	370	383
3.375%, 03/15/2023	225	230
Murphy Oil
5.750%, 08/15/2025	102	105
Nabors Industries
5.750%, 02/01/2025	165	144
5.500%, 01/15/2023	100	94
National Oilwell Varco
2.600%, 12/01/2022	100	100
Neptune Energy Bondco
6.625%, 05/15/2025 (A)	200	202
Nexen
6.400%, 05/15/2037	200	265
NGL Energy Partners
7.500%, 11/01/2023	120	124
Noble Energy
5.250%, 11/15/2043	100	109
5.050%, 11/15/2044	50	53
4.150%, 12/15/2021	50	52
3.900%, 11/15/2024	100	104
3.850%, 01/15/2028	100	102
Noble Holding International
7.875%, 02/01/2026 (A)	145	124

Adviser Managed Trust / Annual Report / July 31, 2019	27

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NuStar Logistics
6.000%, 06/01/2026	$45	$47
5.625%, 04/28/2027	90	93
Occidental Petroleum
4.400%, 04/15/2046	50	51
4.200%, 03/15/2048	100	99
4.100%, 02/01/2021	100	102
3.000%, 02/15/2027	100	100
2.700%, 02/15/2023	100	100
Oceaneering International
4.650%, 11/15/2024	100	96
ONEOK
6.000%, 06/15/2035	100	114
4.550%, 07/15/2028	250	270
4.000%, 07/13/2027	55	57
ONEOK Partners
6.200%, 09/15/2043	50	60
Pacific Drilling
8.375%, 10/01/2023 (A)	150	146
Parkland Fuel
6.000%, 04/01/2026 (A)	95	98
5.875%, 07/15/2027 (A)	94	97
Parsley Energy
5.625%, 10/15/2027 (A)	150	155
5.375%, 01/15/2025 (A)	100	101
PBF Holding
7.250%, 06/15/2025	150	157
PBF Logistics
6.875%, 05/15/2023	80	82
PDC Energy
5.750%, 05/15/2026	100	97
Peabody Energy
6.375%, 03/31/2025 (A)	100	103
6.000%, 03/31/2022 (A)	50	51
Petroleos Mexicanos
6.625%, 06/15/2035	300	280
6.500%, 03/13/2027	1,000	992
6.500%, 06/02/2041	260	234
6.350%, 02/12/2048	330	288
5.625%, 01/23/2046	100	82
5.375%, 03/13/2022	200	204
5.350%, 02/12/2028	255	234
3.500%, 01/30/2023	250	238
2.378%, 04/15/2025	57	57
Petroleos Mexicanos MTN
6.875%, 08/04/2026	100	102
6.750%, 09/21/2047	50	46
4.625%, 09/21/2023	120	118
Phillips 66
4.875%, 11/15/2044	100	113
4.650%, 11/15/2034	150	167
4.300%, 04/01/2022	50	52

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Phillips 66 Partners
4.900%, 10/01/2046	$225	$243
3.550%, 10/01/2026	225	230
Pioneer Natural Resources
3.950%, 07/15/2022	100	104
Plains All American Pipeline
4.700%, 06/15/2044	100	97
4.650%, 10/15/2025	100	106
4.500%, 12/15/2026	100	107
3.600%,11/01/2024	100	102
Puget Energy
5.625%, 07/15/2022	100	107
3.650%, 05/15/2025	50	51
Puget Sound Energy
4.300%, 05/20/2045	50	57
Puma International Financing
5.125%, 10/06/2024 (A)	200	189
QEP Resources
5.625%, 03/01/2026	100	86
Range Resources
5.000%, 08/15/2022	100	92
5.000%, 03/15/2023	250	220
4.875%, 05/15/2025	38	32
Sabine Pass Liquefaction
5.750%, 05/15/2024	75	83
5.625%, 02/01/2021	25	26
5.625%, 03/01/2025	75	83
4.200%, 03/15/2028	100	105
Sable Permian Resources Land
7.375%, 11/01/2021 (A)	80	6
Sanchez Energy
7.250%, 02/15/2023 (A)	45	37
6.125%, 01/15/2023	200	12
Schlumberger Investment
3.650%, 12/01/2023	100	104
SESI
7.750%, 09/15/2024	170	102
Seven Generations Energy
5.375%, 09/30/2025 (A)	146	139
Shell International Finance BV
4.550%, 08/12/2043	300	354
4.125%, 05/11/2035	100	113
4.000%, 05/10/2046	50	55
3.750%, 09/12/2046	50	53
3.500%, 11/13/2023	40	42
2.875%, 05/10/2026	50	51
2.500%, 09/12/2026	350	350
2.250%,11/10/2020	370	370
2.250%, 01/06/2023	100	100
1.875%, 05/10/2021	250	249
1.750%, 09/12/2021	50	50

28	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
SM Energy
6.625%, 01/15/2027	$175	$153
5.625%, 06/01/2025	113	98
Southwestern Energy
7.750%, 10/01/2027	305	267
6.200%, 01/23/2025	100	86
Spectra Energy Partners
4.750%, 03/15/2024	100	109
3.500%, 03/15/2025	100	103
SRC Energy
6.250%, 12/01/2025	71	62
Summit Midstream Holdings
5.750%, 04/15/2025	90	77
Suncor Energy
6.850%, 06/01/2039	50	70
6.500%, 06/15/2038	100	136
4.000%, 11/15/2047	200	208
3.600%, 12/01/2024	300	312
Sunoco
6.000%, 04/15/2027	109	115
5.500%, 02/15/2026	375	389
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	100	107
5.350%, 05/15/2045	25	26
4.000%, 10/01/2027	100	103
3.900%, 07/15/2026	100	102
Tallgrass Energy Partners
5.500%, 09/15/2024 (A)	145	147
5.500%, 01/15/2028 (A)	188	186
4.750%, 10/01/2023 (A)	50	51
Targa Resources Partners
6.875%, 01/15/2029 (A)	40	44
6.750%, 03/15/2024	100	103
6.500%, 07/15/2027 (A)	514	560
5.875%, 04/15/2026	100	106
5.375%, 02/01/2027	25	26
5.125%, 02/01/2025	50	52
5.000%, 01/15/2028	100	101
TC PipeLines
3.900%, 05/25/2027	220	226
Teekay Offshore Partners
8.500%, 07/15/2023 (A)	175	174
Total Capital
3.883%, 10/11/2028	10	11
Total Capital International
3.750%, 04/10/2024	50	53
3.461%, 07/12/2049	50	50
3.455%, 02/19/2029	100	107
2.875%, 02/17/2022	300	305
2.829%, 01/10/2030	50	50
2.700%, 01/25/2023	100	101
2.434%, 01/10/2025	50	50

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.218%, 07/12/2021	$30	$30
TransCanada PipeLines
6.200%, 10/15/2037	50	63
5.100%, 03/15/2049	225	261
4.875%, 01/15/2026	100	111
4.750%, 05/15/2038	100	111
4.250%, 05/15/2028	300	324
2.500%, 08/01/2022	100	100
Transocean
9.000%, 07/15/2023 (A)	250	263
7.500%, 01/15/2026 (A)	157	149
7.250%, 11/01/2025 (A)	90	84
Transocean Guardian
5.875%, 01/15/2024 (A)	76	77
Transocean Pontus
6.125%, 08/01/2025 (A)	19	19
Transocean Poseidon
6.875%, 02/01/2027 (A)	270	288
Transocean Sentry
5.375%, 05/15/2023 (A)	101	101
USA Compression Partners
6.875%, 04/01/2026	140	146
6.875%, 09/01/2027 (A)	165	171
Valaris
7.750%, 02/01/2026	260	190
Valero Energy
6.625%, 06/15/2037	100	128
4.350%, 06/01/2028	70	75
4.000%, 04/01/2029	65	68
3.650%, 03/15/2025	90	93
Valero Energy Partners
4.375%, 12/15/2026	220	237
Vine Oil & Gas
8.750%, 04/15/2023 (A)	100	59
W&T Offshore
9.750%, 11/01/2023 (A)	145	139
Western Midstream Operating
5.450%, 04/01/2044	50	46
4.650%, 07/01/2026	50	51
3.950%, 06/01/2025	100	99
Whiting Petroleum
6.625%, 01/15/2026	183	172
Williams
6.300%, 04/15/2040	100	122
5.750%, 06/24/2044	20	23
4.900%, 01/15/2045	50	53
4.550%, 06/24/2024	50	54
4.300%, 03/04/2024	60	64
3.900%, 01/15/2025	100	104
3.750%, 06/15/2027	100	103
3.700%, 01/15/2023	15	16
3.600%, 03/15/2022	450	461

Adviser Managed Trust / Annual Report / July 31, 2019	29

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
WPX Energy
5.750%, 06/01/2026	$175	$180
5.250%, 09/15/2024	158	159

		48,575

Financials — 7.7%
Acrisure
8.125%, 02/15/2024 (A)	130	139
7.000%, 11/15/2025 (A)	165	151
Aflac
3.625%, 11/15/2024	100	105
African Development Bank
2.625%, 03/22/2021	50	50
1.250%, 07/26/2021	100	99
African Development Bank MTN
3.000%, 12/06/2021	60	61
2.125%, 11/16/2022	100	101
Algeco Global Finance
8.000%, 02/15/2023 (A)	145	149
Alliant Holdings Intermediate
8.250%, 08/01/2023 (A)	100	102
Allied Universal Holdco
9.750%, 07/15/2027 (A)	167	174
6.625%, 07/15/2026 (A)	188	197
Allstate
5.950%, 04/01/2036	100	130
5.750%, VAR ICE LIBOR USD 3 Month+2.938%, 08/15/2053	100	106
3.850%, 08/10/2049	50	53
Ally Financial
5.750%, 11/20/2025	200	223
4.625%, 03/30/2025	200	213
4.250%, 04/15/2021	300	305
3.875%, 05/21/2024	46	48
American Equity Investment Life Holding
5.000%, 06/15/2027	55	57
American Express
4.050%, 12/03/2042	100	111
3.700%, 11/05/2021	300	309
3.400%, 02/27/2023	100	103
3.000%, 02/22/2021	300	303
2.650%, 12/02/2022	100	101
2.500%, 08/01/2022	350	351
2.200%, 10/30/2020	180	180
American Express Credit MTN
3.300%, 05/03/2027	130	137
2.250%, 05/05/2021	150	150
American Financial Group
4.500%, 06/15/2047	50	51
3.500%, 08/15/2026	85	86

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American International Group
5.750%, VAR ICE LIBOR USD 3 Month+2.868%, 04/01/2048	$200	$210
4.750%, 04/01/2048	300	336
4.700%, 07/10/2035	300	333
4.500%, 07/16/2044	100	107
4.200%, 04/01/2028	50	54
4.125%, 02/15/2024	100	106
3.875%, 01/15/2035	100	102
3.300%, 03/01/2021	50	51
Ameriprise Financial
3.700%, 10/15/2024	100	106
Andina de Fomento
4.375%, 06/15/2022	100	105
3.250%, 02/11/2022	500	507
Aon
8.205%, 01/01/2027	100	123
4.600%, 06/14/2044	100	111
3.500%, 06/14/2024	100	104
Arch Capital Group
5.144%, 11/01/2043	50	60
Ares Capital
4.200%, 06/10/2024	65	66
3.625%, 01/19/2022	100	101
Asian Development Bank
2.625%, 01/30/2024	300	309
Asian Development Bank MTN
3.125%, 09/26/2028	300	326
2.875%, 11/27/2020	45	46
2.625%, 01/12/2027	200	209
2.250%, 01/20/2021	500	501
2.000%, 02/16/2022	200	200
2.000%, 01/22/2025	150	150
2.000%, 04/24/2026	100	100
1.875%, 08/10/2022	100	100
1.750%, 09/13/2022	200	199
1.750%, 08/14/2026	100	98
1.625%, 08/26/2020	100	100
1.625%, 03/16/2021	150	149
ASP AMC Merger
8.000%, 05/15/2025 (A)	120	82
Assurant
4.900%, 03/27/2028	100	108
AssuredPartners
7.000%, 08/15/2025 (A)	164	163
Australia & New Zealand Banking Group NY
2.550%, 11/23/2021	150	151
Australia & New Zealand Banking Group NY MTN
3.700%, 11/16/2025	50	53
AXA Equitable Holdings
4.350%, 04/20/2028	300	315

30	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
AXIS Specialty Finance
4.000%, 12/06/2027	$50	$52
Banco Santander
5.179%, 11/19/2025	100	108
3.848%, 04/12/2023	300	311
3.800%, 02/23/2028	200	206
3.125%, 02/23/2023	100	101
Bank of America
7.750%, 05/14/2038	375	563
6.110%, 01/29/2037	150	192
3.946%, VAR ICE LIBOR USD 3 Month+1.190%, 01/23/2049	200	214
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	121	125
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/2026	100	103
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	117	118
2.738%, VAR ICE LIBOR USD 3 Month+0.370%, 01/23/2022	100	100
Bank of America MTN
5.000%, 01/21/2044	50	62
4.750%, 04/21/2045	40	46
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	200	227
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/2029	100	109
4.244%, VAR ICE LIBOR USD 3 Month+1.814%, 04/24/2038	300	334
4.183%, 11/25/2027	150	159
4.100%, 07/24/2023	115	122
4.000%, 04/01/2024	135	144
4.000%, 01/22/2025	150	157
3.974%, VAR ICE LIBOR USD 3 Month+1.210%, 02/07/2030	350	375
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	150	160
3.875%, 08/01/2025	100	107
3.864%, VAR ICE LIBOR USD 3 Month+0.940%, 07/23/2024	100	105
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/2028	350	371
3.705%, VAR ICE LIBOR USD 3 Month+1.512%, 04/24/2028	100	105
3.559%, VAR ICE LIBOR USD 3 Month+1.060%, 04/23/2027	200	208
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	150	155
3.499%, VAR ICE LIBOR USD 3 Month+0.630%, 05/17/2022	100	102
3.458%, VAR ICE LIBOR USD 3 Month+0.970%, 03/15/2025	300	310

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.194%, VAR ICE LIBOR USD 3 Month+1.180%, 07/23/2030	$100	$101
3.124%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	300	304
2.881%, VAR ICE LIBOR USD 3 Month+1.021%, 04/24/2023	350	353
2.816%, VAR ICE LIBOR USD 3 Month+0.930%, 07/21/2023	100	101
2.625%, 10/19/2020	100	100
2.625%, 04/19/2021	250	251
2.328%, VAR ICE LIBOR USD 3 Month+0.630%, 10/01/2021	350	349
2.151%, 11/09/2020	150	150
Bank of Montreal MTN
3.300%, 02/05/2024	200	207
2.350%, 09/11/2022	150	150
1.900%, 08/27/2021	350	348
Bank of New York Mellon
3.550%, 09/23/2021	100	102
Bank of New York Mellon MTN
3.000%, 02/24/2025	150	154
3.000%, 10/30/2028	285	289
2.800%, 05/04/2026	350	355
2.661%, VAR ICE LIBOR USD 3 Month+0.634%, 05/16/2023	350	353
2.600%, 08/17/2020	100	100
2.600%, 02/07/2022	300	303
2.450%, 11/27/2020	50	50
2.050%, 05/03/2021	250	249
Bank of Nova Scotia
4.650%, VAR ICE LIBOR USD 3 Month+2.648%, 04/12/2168	150	146
3.400%, 02/11/2024	400	414
2.800%, 07/21/2021	50	50
2.700%, 08/03/2026	100	100
2.450%, 03/22/2021	150	150
1.875%, 04/26/2021	300	299
Barclays
5.250%, 08/17/2045	100	107
5.200%, 05/12/2026	200	209
5.088%, VAR ICE LIBOR USD 3 Month+3.054%, 06/20/2030	200	202
4.836%, 05/09/2028	550	559
4.610%, VAR ICE LIBOR USD 3 Month+1.400%, 02/15/2023	520	535
4.375%, 09/11/2024	400	411
3.650%, 03/16/2025	150	150
3.250%, 01/12/2021	50	50
2.650%, 01/11/2021	100	100
Barclays MTN
4.338%, VAR ICE LIBOR USD 3 Month+1.356%, 05/16/2024	300	308

Adviser Managed Trust / Annual Report / July 31, 2019	31

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BB&T MTN
2.500%, 08/01/2024	$100	$100
2.150%, 02/01/2021	350	349
Berkshire Hathaway
4.500%, 02/11/2043	50	59
3.125%, 03/15/2026	35	36
2.750%, 03/15/2023	100	102
2.200%, 03/15/2021	35	35
Berkshire Hathaway Finance
4.250%, 01/15/2021	100	103
4.250%, 01/15/2049	300	340
BlackRock
3.500%, 03/18/2024	100	106
3.250%, 04/30/2029	90	94
BNP Paribas MTN
5.000%, 01/15/2021	150	156
Branch Banking & Trust
3.625%, 09/16/2025	150	157
2.625%, 01/15/2022	150	151
Brighthouse Financial
4.700%, 06/22/2047	250	218
3.700%, 06/22/2027	250	242
Brookfield Finance
4.700%, 09/20/2047	50	53
4.000%, 04/01/2024	50	52
Brown & Brown
4.500%, 03/15/2029	50	53
Canadian Imperial Bank of Commerce
2.606%, VAR ICE LIBOR USD 3 Month+0.785%, 07/22/2023	50	50
2.550%, 06/16/2022	300	302
2.100%, 10/05/2020	150	150
Capital One
2.650%, 08/08/2022	150	151
2.250%, 09/13/2021	150	149
Capital One Financial
4.250%, 04/30/2025	100	107
3.900%, 01/29/2024	300	316
3.750%, 07/28/2026	350	359
3.750%, 03/09/2027	350	364
3.450%, 04/30/2021	100	101
3.200%, 02/05/2025	100	102
Charles Schwab
3.850%, 05/21/2025	100	107
3.450%, 02/13/2026	70	73
3.250%, 05/22/2029	200	208
Chubb INA Holdings
3.350%, 05/15/2024	100	105
2.300%, 11/03/2020	100	100
CIT Group
5.250%, 03/07/2025	50	55
4.750%, 02/16/2024	210	223

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Citibank
3.650%, 01/23/2024	$250	$262
3.165%, VAR ICE LIBOR USD 3 Month+0.530%, 02/19/2022	250	253
2.850%, 02/12/2021	200	201
2.125%, 10/20/2020	50	50
Citigroup
6.675%, 09/13/2043	90	127
6.125%, 08/25/2036	100	124
4.750%, 05/18/2046	150	170
4.650%, 07/30/2045	100	117
4.650%, 07/23/2048	200	235
4.600%, 03/09/2026	335	362
4.450%, 09/29/2027	100	108
4.044%, VAR ICE LIBOR USD 3 Month+1.023%, 06/01/2024	100	105
3.980%, VAR ICE LIBOR USD 3 Month+1.338%, 03/20/2030	300	321
3.878%, VAR ICE LIBOR USD 3 Month+1.168%, 01/24/2039	200	212
3.875%, 03/26/2025	100	104
3.668%, VAR ICE LIBOR USD 3 Month+1.390%, 07/24/2028	150	157
3.520%, VAR ICE LIBOR USD 3 Month+1.151%, 10/27/2028	350	361
3.400%, 05/01/2026	150	155
3.352%, VAR ICE LIBOR USD 3 Month+0.897%, 04/24/2025	150	154
3.300%, 04/27/2025	100	104
3.142%, VAR ICE LIBOR USD 3 Month+0.722%, 01/24/2023	150	152
2.900%, 12/08/2021	350	354
2.876%, VAR ICE LIBOR USD 3 Month+0.950%, 07/24/2023	150	151
2.750%, 04/25/2022	400	403
2.700%, 03/30/2021	50	50
2.650%, 10/26/2020	100	100
2.350%, 08/02/2021	350	350
Citizens Bank
3.750%, 02/18/2026	300	318
3.250%, 02/14/2022	300	305
Citizens Financial Group
2.375%, 07/28/2021	30	30
CME Group
3.000%, 03/15/2025	100	103
CNA Financial
4.500%, 03/01/2026	50	54
3.900%, 05/01/2029	40	42
3.450%, 08/15/2027	50	51
Comerica
4.000%, 02/01/2029	50	54
3.700%, 07/31/2023	225	234

32	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cooperatieve Rabobank
5.250%, 08/04/2045	$150	$181
4.625%, 12/01/2023	150	161
3.750%, 07/21/2026	150	154
Cooperatieve Rabobank MTN
3.875%, 02/08/2022	150	156
2.500%, 01/19/2021	150	150
Council of Europe Development Bank
2.625%, 02/13/2023	120	123
2.500%, 02/27/2024	300	307
Credit Suisse MTN
3.625%, 09/09/2024	150	157
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	50	59
3.800%, 06/09/2023	150	156
3.750%, 03/26/2025	150	156
3.450%, 04/16/2021	150	152
Curo Group Holdings
8.250%, 09/01/2025 (A)	190	168
Deutsche Bank
5.000%, 02/14/2022	300	311
4.875%, VAR USD ICE Swap 11:00 NY 5 Yr+2.553%, 12/01/2032	300	272
4.500%, 04/01/2025	200	191
4.250%, 10/14/2021	300	303
3.950%, 02/27/2023	100	101
3.300%, 11/16/2022	100	99
3.150%, 01/22/2021	100	99
Deutsche Bank MTN
3.700%, 05/30/2024	250	247
3.375%, 05/12/2021	100	100
Discover Bank
4.200%, 08/08/2023	150	159
Discover Financial Services
4.500%, 01/30/2026	300	323
4.100%, 02/09/2027	340	358
3.850%, 11/21/2022	100	104
E*TRADE Financial
3.800%, 08/24/2027	100	103
2.950%, 08/24/2022	25	25
Enstar Group
4.950%, 06/01/2029	50	51
European Bank for Reconstruction & Development MTN
2.750%, 04/26/2021	500	506
2.750%, 03/07/2023	500	515
2.000%, 02/01/2021	200	200
European Investment Bank
2.875%, 09/15/2020	125	126
2.625%, 05/20/2022	600	612
2.625%, 03/15/2024	885	913
2.500%, 03/15/2023	180	184

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.375%, 06/15/2022	$500	$507
2.250%, 03/15/2022	200	202
2.250%, 06/24/2024	200	203
2.125%, 10/15/2021	150	150
2.000%, 03/15/2021	150	150
1.875%, 02/10/2025	200	199
1.625%, 12/15/2020	250	249
1.625%, 06/15/2021	150	149
European Investment Bank MTN
3.125%, 12/14/2023	150	158
2.875%, 08/15/2023	500	519
2.375%, 05/13/2021	200	201
Fairfax Financial Holdings
4.850%, 04/17/2028	200	213
Fidelity & Guaranty Life Holdings
5.500%, 05/01/2025 (A)	120	125
Fidelity National Financial
4.500%, 08/15/2028	50	53
Fifth Third Bancorp
3.950%, 03/14/2028	250	271
3.650%, 01/25/2024	350	366
Fifth Third Bank
2.200%, 10/30/2020	350	350
First Republic Bank
4.625%, 02/13/2047	50	54
FMS Wertmanagement
2.750%, 01/30/2024	500	518
Franklin Resources
2.850%, 03/30/2025	150	153
Freedom Mortgage
8.250%, 04/15/2025 (A)	200	174
FS Energy & Power Fund
7.500%, 08/15/2023 (A)	60	61
Global Aircraft Leasing
6.500% cash/7.250% PIK, 09/15/2024 (A)	300	299
Goldman Sachs Group
6.750%, 10/01/2037	125	166
6.250%, 02/01/2041	100	134
5.750%, 01/24/2022	130	140
4.750%, 10/21/2045	100	117
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	400	437
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	150	161
4.017%, VAR ICE LIBOR USD 3 Month+1.373%, 10/31/2038	300	312
3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/2029	100	105
3.750%, 05/22/2025	150	157
3.750%, 02/25/2026	360	377
3.625%, 02/20/2024	510	529

Adviser Managed Trust / Annual Report / July 31, 2019	33

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 01/23/2025	$100	$103
3.500%, 11/16/2026	100	103
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	145	148
3.200%, 02/23/2023	255	260
3.000%, 04/26/2022	385	388
2.908%,VAR ICE LIBOR USD 3 Month+1.053%, 06/05/2023	150	151
2.876%, VAR ICE LIBOR USD 3 Month+0.821%, 10/31/2022	100	101
2.875%, 02/25/2021	50	50
2.600%, 12/27/2020	50	50
2.350%, 11/15/2021	350	349
Goldman Sachs Group MTN
4.800%, 07/08/2044	100	116
3.850%, 07/08/2024	100	105
Hartford Financial Services Group
4.400%, 03/15/2048	200	222
4.300%, 04/15/2043	100	106
HSBC Holdings
6.500%, 05/02/2036	100	130
6.500%, 09/15/2037	325	428
5.250%, 03/14/2044	100	118
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029	100	109
4.375%, 11/23/2026	250	266
4.292%, VAR ICE LIBOR USD 3 Month+1.348%, 09/12/2026	300	318
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	350	366
3.973%, VAR ICE LIBOR USD 3 Month+1.610%, 05/22/2030	290	304
3.950%, VAR ICE LIBOR USD 3 Month+0.987%, 05/18/2024	100	104
3.803%, VAR ICE LIBOR USD 3 Month+1.211%, 03/11/2025	220	228
3.262%, VAR ICE LIBOR USD 3 Month+1.055%, 03/13/2023	300	304
3.033%, VAR ICE LIBOR USD 3 Month+0.923%, 11/22/2023	100	101
2.950%, 05/25/2021	150	151
2.650%, 01/05/2022	350	350
HUB International
7.000%, 05/01/2026 (A)	265	269
Hunt
6.250%, 02/15/2026 (A)	100	94
Huntington Bancshares
2.300%, 01/14/2022	150	149
Huntington National Bank
3.125%, 04/01/2022	300	305
2.500%, 08/07/2022	150	151
Industrial & Commercial Bank of China
2.452%, 10/20/2021	150	149

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
ING Groep
4.100%, 10/02/2023	$100	$105
4.050%, 04/09/2029	200	216
3.550%, 04/09/2024	200	207
Inter-American Development Bank
3.200%, 08/07/2042	100	109
3.125%, 09/18/2028	400	434
3.000%, 02/21/2024	300	314
2.625%, 01/16/2024	750	771
2.375%, 07/07/2027	200	205
1.875%, 03/15/2021	100	100
Inter-American Development Bank MTN
3.000%, 09/26/2022	50	52
2.625%, 04/19/2021	500	505
1.750%, 09/14/2022	200	199
Intercontinental Exchange
4.250%, 09/21/2048	25	29
3.750%, 12/01/2025	55	59
3.750%, 09/21/2028	20	21
3.450%, 09/21/2023	15	16
2.750%, 12/01/2020	55	55
International Bank for Reconstruction & Development
3.000%, 09/27/2023	150	157
2.750%, 07/23/2021	500	508
2.500%, 03/19/2024	400	411
2.500%, 11/25/2024	200	206
2.500%, 07/29/2025	150	155
2.125%, 11/01/2020	200	200
2.125%, 07/01/2022	500	503
2.000%, 01/26/2022	200	200
1.875%, 06/19/2023	300	300
1.750%, 04/19/2023	150	149
1.625%, 02/10/2022	200	199
International Bank for Reconstruction & Development MTN
2.500%, 11/22/2027	500	518
1.875%, 10/27/2026	200	199
1.625%, 09/04/2020	200	199
1.625%, 03/09/2021	150	149
1.375%, 05/24/2021	250	247
International Finance MTN
2.000%, 10/24/2022	200	201
1.125%, 07/20/2021	100	98
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)	200	206
5.017%, 06/26/2024 (A)	100	101
Invesco Finance
5.375%, 11/30/2043	150	173
Jefferies Financial Group
5.500%, 10/18/2023	100	108

34	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Jefferies Group
6.875%, 04/15/2021	$100	$107
4.850%, 01/15/2027	35	37
JPMorgan Chase
6.400%, 05/15/2038	400	558
5.625%, 08/16/2043	90	116
4.950%, 06/01/2045	100	120
4.625%, 05/10/2021	150	156
4.350%, 08/15/2021	100	104
4.250%, 10/01/2027	95	104
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	100	108
4.023%, VAR ICE LIBOR USD 3 Month+1.000%, 12/05/2024	500	530
4.005%, VAR ICE LIBOR USD 3 Month+1.120%, 04/23/2029	100	108
3.964%, VAR ICE LIBOR USD 3 Month+1.380%, 11/15/2048	145	155
3.960%, VAR ICE LIBOR USD 3 Month+1.245%, 01/29/2027	450	481
3.900%, 07/15/2025	100	107
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	250	266
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	400	426
3.875%, 02/01/2024	100	106
3.797%, VAR ICE LIBOR USD 3 Month+0.890%, 07/23/2024	100	105
3.702%, VAR ICE LIBOR USD 3 Month+1.160%, 05/06/2030	100	106
3.625%, 05/13/2024	125	131
3.559%, VAR ICE LIBOR USD 3 Month+0.730%, 04/23/2024	150	155
3.540%, VAR ICE LIBOR USD 3 Month+1.380%, 05/01/2028	150	157
3.514%, VAR ICE LIBOR USD 3 Month+0.610%, 06/18/2022	150	153
3.509%, VAR ICE LIBOR USD 3 Month+0.945%, 01/23/2029	125	130
3.300%, 04/01/2026	150	156
3.250%, 09/23/2022	100	103
3.207%, VAR ICE LIBOR USD 3 Month+0.695%, 04/01/2023	280	285
3.125%, 01/23/2025	100	103
2.950%, 10/01/2026	350	355
2.776%, VAR ICE LIBOR USD 3 Month+0.935%, 04/25/2023	363	365
2.700%, 05/18/2023	150	151
2.550%, 10/29/2020	185	185
2.550%, 03/01/2021	50	50
Kemper
4.350%, 02/15/2025	35	37

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
KeyBank
3.300%, 02/01/2022	$300	$307
2.300%, 09/14/2022	150	150
KeyCorp MTN
4.150%, 10/29/2025	230	248
2.900%, 09/15/2020	100	101
Kreditanstalt fuer Wiederaufbau
3.127%, 04/18/2036 (C)	200	131
2.875%, 04/03/2028	500	532
2.750%, 10/01/2020	200	202
2.625%, 04/12/2021	100	101
2.625%, 02/28/2024	315	325
2.500%, 02/15/2022	700	710
2.375%, 12/29/2022	1,000	1,016
2.125%, 01/17/2023	150	151
2.000%, 11/30/2021	50	50
2.000%, 09/29/2022	100	100
2.000%, 05/02/2025	250	251
1.500%, 06/15/2021	300	298
Kreditanstalt fuer Wiederaufbau MTN
3.125%, 12/15/2021	500	514
Ladder Capital Finance Holdings LLLP
5.250%, 03/15/2022 (A)	95	97
Landwirtschaftliche Rentenbank
2.500%, 11/15/2027	100	103
2.375%, 06/10/2025	150	153
2.250%, 10/01/2021	150	151
2.000%, 01/13/2025	100	101
Lazard Group
4.375%, 03/11/2029	100	107
3.750%, 02/13/2025	50	52
Legg Mason
4.750%, 03/15/2026	50	54
Lincoln National
4.350%, 03/01/2048	210	225
4.000%, 09/01/2023	5	6
3.800%, 03/01/2028	120	126
3.625%, 12/12/2026	50	52
3.350%, 03/09/2025	150	153
Lions Gate Capital Holdings
6.375%, 02/01/2024 (A)	50	53
5.875%, 11/01/2024 (A)	105	109
Lloyds Bank
3.300%, 05/07/2021	100	101
Lloyds Banking Group
4.650%, 03/24/2026	350	364
4.550%, 08/16/2028	200	215
4.344%, 01/09/2048	100	95
4.050%, 08/16/2023	100	104
3.750%, 01/11/2027	350	355
3.100%, 07/06/2021	150	152

Adviser Managed Trust / Annual Report / July 31, 2019	35

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Loews
2.625%, 05/15/2023	$100	$101
LPL Holdings
5.750%, 09/15/2025 (A)	200	207
Manulife Financial
4.061%, VAR USD Swap Semi 30/360 5 Yr Curr+1.647%, 02/24/2032	100	102
Markel
5.000%, 04/05/2046	50	56
4.300%, 11/01/2047	200	200
Marsh & McLennan
4.375%, 03/15/2029	200	223
4.350%, 01/30/2047	20	22
4.200%, 03/01/2048	50	54
3.875%, 03/15/2024	300	318
3.750%, 03/14/2026	100	106
2.750%, 01/30/2022	30	30
MetLife
4.875%, 11/13/2043	100	120
4.600%, 05/13/2046	100	118
4.368%, 09/15/2023	85	92
4.050%, 03/01/2045	100	108
3.600%, 04/10/2024	100	106
3.600%,11/13/2025	100	106
Mitsubishi UFJ Financial Group
4.286%, 07/26/2038	235	262
3.961%, 03/02/2028	100	108
3.761%, 07/26/2023	150	157
3.677%, 02/22/2027	350	370
3.535%, 07/26/2021	260	265
2.950%, 03/01/2021	50	50
2.801%, 07/18/2024	200	201
2.665%, 07/25/2022	350	351
Mizuho Financial Group
3.663%, 02/28/2027	350	370
3.170%, 09/11/2027	150	154
2.601%, 09/11/2022	100	100
Moody’s
4.875%, 12/17/2048	200	233
3.250%, 01/15/2028	35	36
2.750%, 12/15/2021	100	100
2.625%, 01/15/2023	50	50
Morgan Stanley
5.750%, 01/25/2021	175	183
4.457%, VAR ICE LIBOR USD 3 Month+1.431%, 04/22/2039	150	168
3.737%, VAR ICE LIBOR USD 3 Month+0.847%, 04/24/2024	140	145
3.625%, 01/20/2027	150	157
Morgan Stanley MTN
6.375%, 07/24/2042	150	212
4.875%, 11/01/2022	65	69

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.431%, VAR ICE LIBOR USD 3 Month+1.628%, 01/23/2030	$350	$387
4.350%, 09/08/2026	65	70
4.300%, 01/27/2045	100	111
4.000%, 07/23/2025	155	165
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	300	318
3.875%, 01/27/2026	150	159
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	100	105
3.125%, 01/23/2023	100	102
3.125%, 07/27/2026	250	254
2.720%, VAR United States Secured Overnight Financing Rate+1.152%, 07/22/2025	315	315
2.625%, 11/17/2021	150	151
2.500%, 04/21/2021	260	261
MSCI
5.750%, 08/15/2025 (A)	312	325
5.375%, 05/15/2027 (A)	60	64
5.250%, 11/15/2024 (A)	150	154
National Australia Bank
2.500%, 07/12/2026	150	149
National Australia Bank MTN
2.625%, 01/14/2021	50	50
2.500%, 05/22/2022	150	151
National Rural Utilities Cooperative Finance
3.400%, 02/07/2028	100	106
2.950%, 02/07/2024	230	235
National Rural Utilities Cooperative Finance MTN
3.250%, 11/01/2025	50	52
2.900%, 03/15/2021	70	71
2.300%, 09/15/2022	70	70
Nationstar Mortgage Holdings
9.125%, 07/15/2026 (A)	265	277
8.125%, 07/15/2023 (A)	45	47
Navient
7.250%, 09/25/2023	500	546
6.750%, 06/25/2025	105	110
6.750%, 06/15/2026	40	42
5.875%, 03/25/2021	115	119
5.875%,10/25/2024	100	102
5.000%, 10/26/2020	100	102
NFP
6.875%, 07/15/2025 (A)	108	108
Nordic Investment Bank
2.250%, 05/21/2024	200	203
1.625%, 11/20/2020	200	199
Northern Trust
3.375%, VAR ICE LIBOR USD 3 Month+1.131%, 05/08/2032	163	165
3.150%, 05/03/2029	50	52

36	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Oesterreichische Kontrollbank
2.875%, 09/07/2021	$ 300	$306
2.625%, 01/31/2022	450	457
Oesterreichische Kontrollbank MTN
2.875%, 03/13/2023	500	516
Old Republic International
3.875%, 08/26/2026	50	52
ORIX
3.700%, 07/18/2027	50	53
2.900%, 07/18/2022	30	30
PNC Bank
3.300%, 10/30/2024	150	156
3.100%, 10/25/2027	150	154
2.625%, 02/17/2022	150	151
2.450%, 11/05/2020	150	150
2.450%, 07/28/2022	150	151
2.150%, 04/29/2021	150	150
PNC Financial Services Group
3.500%, 01/23/2024	400	419
Principal Financial Group
3.700%, 05/15/2029	25	27
3.400%, 05/15/2025	150	156
Private Export Funding
2.300%, 09/15/2020	150	150
Progressive
4.200%, 03/15/2048	250	284
3.700%, 01/26/2045	50	52
2.450%, 01/15/2027	50	49
Prudential Financial
5.875%, VAR ICE LIBOR USD 3 Month+4.175%, 09/15/2042	100	107
4.500%, VAR ICE LIBOR USD 3 Month+2.380%, 09/15/2047	100	101
3.935%, 12/07/2049	300	318
Prudential Financial MTN
5.700%, 12/14/2036	100	127
4.600%, 05/15/2044	50	58
3.500%, 05/15/2024	100	106
Quicken Loans
5.750%, 05/01/2025 (A)	350	362
5.250%, 01/15/2028 (A)	100	101
Raymond James Financial
4.950%, 07/15/2046	50	57
Regions Financial
3.200%, 02/08/2021	150	152
2.750%, 08/14/2022	350	352
Reinsurance Group of America
3.950%, 09/15/2026	30	32
3.900%, 05/15/2029	50	52
RenaissanceRe Finance
3.450%, 07/01/2027	30	31

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
RenaissanceRe Holdings
3.600%, 04/15/2029	$25	$26
Royal Bank of Canada
2.300%, 03/22/2021	150	150
2.100%, 10/14/2020	200	200
Royal Bank of Canada MTN
3.200%, 04/30/2021	275	279
2.750%, 02/01/2022	300	304
2.350%, 10/30/2020	150	150
2.150%, 10/26/2020	340	340
Royal Bank of Scotland Group
6.125%, 12/15/2022	75	81
6.100%, 06/10/2023	35	38
6.000%, 12/19/2023	65	70
5.125%, 05/28/2024	75	78
4.800%, 04/05/2026	350	376
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/2024	100	104
4.445%, VAR ICE LIBOR USD 3 Month+1.871%, 05/08/2030	200	207
3.498%, VAR ICE LIBOR USD 3 Month+1.480%, 05/15/2023	350	351
S&P Global
4.500%, 05/15/2048	250	289
4.400%, 02/15/2026	100	111
4.000%, 06/15/2025	50	54
Santander Holdings USA
4.450%, 12/03/2021	300	311
4.400%, 07/13/2027	50	53
3.700%, 03/28/2022	230	235
3.400%, 01/18/2023	100	101
Santander UK
2.875%, 06/18/2024	200	200
Santander UK Group Holdings
3.823%, VAR ICE LIBOR USD 3 Month+1.400%, 11/03/2028	350	355
2.875%, 10/16/2020	100	100
Santander UK Group Holdings MTN
3.125%, 01/08/2021	100	100
Springleaf Finance
7.750%, 10/01/2021	400	437
7.125%, 03/15/2026	395	444
6.875%, 03/15/2025	80	89
6.625%, 01/15/2028	36	39
6.125%, 03/15/2024	335	363
5.625%, 03/15/2023	200	214
Starwood Property Trust
5.000%, 12/15/2021	155	160
Stifel Financial
4.250%, 07/18/2024	50	52
Sumitomo Mitsui Financial Group
3.944%, 07/19/2028	250	271

Adviser Managed Trust / Annual Report / July 31, 2019	37

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.784%, 03/09/2026	$50	$53
3.748%, 07/19/2023	250	261
3.446%, 01/11/2027	150	156
3.364%, 07/12/2027	350	364
2.934%, 03/09/2021	50	50
2.784%, 07/12/2022	350	353
2.632%, 07/14/2026	50	50
2.442%, 10/19/2021	150	150
2.058%, 07/14/2021	150	149
SunTrust Banks
4.000%, 05/01/2025	100	106
2.900%, 03/03/2021	150	151
2.700%, 01/27/2022	350	352
2.450%, 08/01/2022	350	350
Svensk Exportkredit MTN
2.875%, 05/22/2021	200	203
2.875%, 03/14/2023	500	516
Svenska Handelsbanken
3.900%, 11/20/2023	150	159
1.950%, 09/08/2020	300	299
Synchrony Financial
4.250%, 08/15/2024	100	105
3.950%, 12/01/2027	350	355
3.700%, 08/04/2026	350	353
TD Ameritrade Holding
2.950%, 04/01/2022	100	102
Tempo Acquisition
6.750%, 06/01/2025 (A)	195	201
Torchmark
4.550%, 09/15/2028	200	219
Toronto-Dominion Bank
3.625%, VAR USD Swap Semi 30/360 5 Yr Curr+2.205%, 09/15/2031	150	152
Toronto-Dominion Bank MTN
2.650%, 06/12/2024	100	101
2.500%, 12/14/2020	150	151
2.125%, 04/07/2021	150	150
1.850%, 09/11/2020	350	348
Travelers
4.100%, 03/04/2049	150	169
4.050%, 03/07/2048	50	56
4.000%, 05/30/2047	40	44
3.750%, 05/15/2046	25	27
Travelers MTN
6.250%, 06/15/2037	100	138
Trinity Acquisition
4.400%, 03/15/2026	50	54
UniCredit
5.861%, VAR USD ICE Swap NY 5 Yr+3.703%, 06/19/2032 (A)	200	201
Unum Group
4.000%, 06/15/2029	70	72

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.000%, 05/15/2021	$30	$30
US Bancorp
3.375%, 02/05/2024	300	313
US Bancorp MTN
3.900%, 04/26/2028	100	110
3.600%, 09/11/2024	150	157
2.950%, 07/15/2022	100	102
2.625%, 01/24/2022	300	302
2.375%, 07/22/2026	150	149
US Bank MTN
2.050%, 10/23/2020	150	150
USI
6.875%, 05/01/2025 (A)	170	169
VFH Parent
6.750%, 06/15/2022 (A)	80	82
VistaJet Malta Finance
10.500%, 06/01/2024 (A)	99	98
Voya Financial
3.125%, 07/15/2024	50	51
Wells Fargo
5.606%, 01/15/2044	150	190
5.375%, 11/02/2043	180	221
3.900%, 05/01/2045	150	163
3.625%, 10/22/2021	500	513
3.069%, 01/24/2023	300	304
3.000%, 04/22/2026	150	152
3.000%, 10/23/2026	150	152
2.897%, VAR ICE LIBOR USD 3 Month+0.610%, 05/27/2022	495	499
2.600%, 01/15/2021	100	100
2.500%, 03/04/2021	150	150
Wells Fargo MTN
4.300%, 07/22/2027	100	108
4.150%, 01/24/2029	150	164
4.125%, 08/15/2023	150	158
4.100%, 06/03/2026	135	143
3.750%, 01/24/2024	350	367
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028	375	392
3.450%, 02/13/2023	100	103
3.196%, VAR ICE LIBOR USD 3 Month+1.170%, 06/17/2027	185	188
3.000%, 02/19/2025	100	102
2.625%, 07/22/2022	290	291
Wells Fargo Capital X
5.950%, 12/15/2036	150	179
Westpac Banking
4.421%, 07/24/2039	25	26
4.110%, VAR USD ICE Swap 11:00 NY 5 Yr+2.000%, 07/24/2034	30	31
3.650%, 05/15/2023	100	105
3.350%, 03/08/2027	350	368

38	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.300%, 02/26/2024	$300	$312
2.850%, 05/13/2026	250	255
2.700%, 08/19/2026	250	252
2.600%, 11/23/2020	50	50
2.500%, 06/28/2022	50	50
2.100%, 05/13/2021	50	50
2.000%, 08/19/2021	350	348
Willis North America
3.600%, 05/15/2024	50	52
XLIT
5.500%, 03/31/2045	100	120
4.450%, 03/31/2025	100	108
		120,516
Health Care — 3.1%
Abbott Laboratories
4.900%, 11/30/2046	100	125
4.750%, 11/30/2036	50	60
4.750%, 04/15/2043	300	356
3.750%, 11/30/2026	28	30
3.400%, 11/30/2023	70	73
2.950%, 03/15/2025	100	102
AbbVie
4.700%, 05/14/2045	35	35
4.500%, 05/14/2035	140	146
4.450%, 05/14/2046	150	149
4.300%, 05/14/2036	350	357
3.750%, 11/14/2023	200	208
3.600%, 05/14/2025	100	103
3.375%, 11/14/2021	300	306
3.200%, 11/06/2022	45	46
3.200%, 05/14/2026	100	101
2.900%, 11/06/2022	100	101
2.850%, 05/14/2023	50	50
Acadia Healthcare
5.625%, 02/15/2023	100	101
Aetna
3.875%, 08/15/2047	45	41
2.800%, 06/15/2023	25	25
Agilent Technologies
3.050%, 09/22/2026	65	66
AHS Hospital
5.024%, 07/01/2045	25	31
Allergan Finance
3.250%, 10/01/2022	50	51
Allergan Funding SCS
4.850%, 06/15/2044	50	52
4.750%, 03/15/2045	100	103
4.550%, 03/15/2035	100	103
3.850%, 06/15/2024	100	104
3.800%, 03/15/2025	100	104

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
AmerisourceBergen
4.250%, 03/01/2045	$25	$25
3.450%, 12/15/2027	350	359
3.400%, 05/15/2024	100	103
Amgen
5.150%, 11/15/2041	100	116
4.663%, 06/15/2051	400	442
4.563%, 06/15/2048	100	109
4.400%, 05/01/2045	125	134
3.875%, 11/15/2021	100	103
3.125%, 05/01/2025	50	51
2.650%, 05/11/2022	250	251
2.600%, 08/19/2026	100	99
2.250%, 08/19/2023	100	99
1.850%, 08/19/2021	50	49
Anthem
5.100%, 01/15/2044	150	173
4.650%, 01/15/2043	50	55
4.550%, 03/01/2048	50	54
4.375%, 12/01/2047	300	314
4.101%, 03/01/2028	50	53
3.650%, 12/01/2027	300	311
3.500%, 08/15/2024	150	155
2.500%, 11/21/2020	300	300
Ascension Health
3.945%, 11/15/2046	60	66
AstraZeneca
6.450%, 09/15/2037	100	137
4.375%, 11/16/2045	100	113
3.500%, 08/17/2023	200	208
3.375%, 11/16/2025	100	104
2.375%, 11/16/2020	100	100
Avantor
9.000%, 10/01/2025 (A)	411	455
6.000%, 10/01/2024 (A)	300	321
Bausch Health
9.000%, 12/15/2025 (A)	800	896
7.250%, 05/30/2029 (A)	69	72
7.000%, 03/15/2024 (A)	500	528
7.000%, 01/15/2028 (A)	69	72
6.500%, 03/15/2022 (A)	100	104
6.125%, 04/15/2025 (A)	250	257
5.875%, 05/15/2023 (A)	60	60
5.750%, 08/15/2027 (A)	160	168
5.500%, 11/01/2025 (A)	196	204
Bausch Health Americas
9.250%, 04/01/2026 (A)	225	252
8.500%, 01/31/2027 (A)	250	275
Baxalta
5.250%, 06/23/2045	15	19
Baxter International
3.500%, 08/15/2046	100	94

Adviser Managed Trust / Annual Report / July 31, 2019	39

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BCPE Cycle Merger Sub II
10.625%, 07/15/2027 (A)	$125	$123
Becton Dickinson
4.685%, 12/15/2044	40	44
4.669%, 06/06/2047	50	56
3.734%, 12/15/2024	50	52
3.700%, 06/06/2027	66	69
3.363%, 06/06/2024	350	362
3.125%, 11/08/2021	100	101
2.894%, 06/06/2022	65	66
Biogen
5.200%, 09/15/2045	100	114
3.625%, 09/15/2022	100	103
Boston Scientific
4.000%, 03/01/2028	100	108
3.850%, 05/15/2025	100	107
Bristol-Myers Squibb
4.500%, 03/01/2044	50	57
4.250%, 10/26/2049 (A)	85	94
4.125%, 06/15/2039 (A)	35	38
3.400%, 07/26/2029 (A)	130	136
3.250%, 02/27/2027	100	104
3.250%, 08/01/2042	100	96
3.200%, 06/15/2026 (A)	50	52
2.900%, 07/26/2024 (A)	110	112
2.600%, 05/16/2022 (A)	75	76
Cardinal Health
3.410%, 06/15/2027	400	391
2.616%, 06/15/2022	100	99
Catalent Pharma Solutions
5.000%, 07/15/2027 (A)	70	72
Celgene
5.000%, 08/15/2045	50	60
4.550%, 02/20/2048	100	115
4.350%, 11/15/2047	50	56
3.900%, 02/20/2028	100	107
3.875%, 08/15/2025	50	53
3.625%, 05/15/2024	50	52
3.450%, 11/15/2027	50	52
3.250%, 02/20/2023	100	102
2.875%, 08/15/2020	100	100
2.875%, 02/19/2021	345	347
2.750%, 02/15/2023	250	252
Centene
6.125%, 02/15/2024	576	603
5.625%, 02/15/2021	54	55
5.375%, 06/01/2026 (A)	325	343
4.750%, 01/15/2025	90	93
Change Healthcare Holdings
5.750%, 03/01/2025 (A)	215	215
Charles River Laboratories International
5.500%, 04/01/2026 (A)	100	106

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CHS
9.875%, 06/30/2023 (A)(D)	$175	$147
8.625%, 01/15/2024 (A)	55	55
8.125%, 06/30/2024 (A)	383	291
8.000%, 03/15/2026 (A)	275	264
6.250%, 03/31/2023	840	804
Cigna
4.900%, 12/15/2048 (A)	30	33
4.800%, 08/15/2038 (A)	330	360
4.375%, 10/15/2028 (A)	60	65
4.125%, 11/15/2025 (A)	25	27
3.750%, 07/15/2023 (A)	55	57
3.400%, 09/17/2021 (A)	20	20
3.200%, 09/17/2020 (A)	250	252
Cigna Holding
3.875%, 10/15/2047	50	47
3.250%, 04/15/2025	150	152
3.050%,10/15/2027	30	30
CommonSpirit Health
2.950%, 11/01/2022	100	101
CVS Health
5.300%, 12/05/2043	50	55
5.125%, 07/20/2045	55	60
5.050%, 03/25/2048	395	428
4.875%, 07/20/2035	100	109
4.780%, 03/25/2038	400	424
4.300%, 03/25/2028	110	117
4.100%, 03/25/2025	50	53
4.000%, 12/05/2023	100	105
3.875%, 07/20/2025	100	104
3.700%, 03/09/2023	385	397
3.350%, 03/09/2021	95	96
2.875%, 06/01/2026	100	99
2.750%, 12/01/2022	100	100
2.125%, 06/01/2021	50	50
Danaher
4.375%, 09/15/2045	20	23
3.350%, 09/15/2025	20	21
2.400%, 09/15/2020	100	100
DaVita
5.000%, 05/01/2025	295	289
Duke University Health System
3.920%, 06/01/2047	125	139
Eagle Holding II
7.750% cash/8.500% PIK, 05/15/2022 (A)	57	57
7.625% cash/8.375% PIK, 05/15/2022 (A)	80	81
Elanco Animal Health
4.900%, 08/28/2028	75	83
4.272%, 08/28/2023	310	326
3.912%, 08/27/2021	25	26

40	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Eli Lilly
3.875%, 03/15/2039	$300	$329
3.700%, 03/01/2045	100	104
3.375%, 03/15/2029	300	319
3.100%, 05/15/2027	124	130
Endo Dac
6.000%, 07/15/2023 (A)	246	156
6.000%, 02/01/2025 (A)	200	120
Envision Healthcare
8.750%, 10/15/2026 (A)	325	225
Express Scripts Holding
4.800%, 07/15/2046	35	38
4.750%, 11/15/2021	100	105
4.500%, 02/25/2026	50	54
3.500%, 06/15/2024	50	52
3.400%, 03/01/2027	40	41
3.000%, 07/15/2023	50	50
Gilead Sciences
5.650%, 12/01/2041	100	125
4.600%, 09/01/2035	100	115
4.150%, 03/01/2047	100	105
3.700%, 04/01/2024	50	53
3.650%, 03/01/2026	75	79
2.950%, 03/01/2027	100	101
1.950%, 03/01/2022	30	30
GlaxoSmithKline Capital
3.875%, 05/15/2028	50	55
3.625%, 05/15/2025	85	90
3.375%, 05/15/2023	250	259
3.375%, 06/01/2029	165	175
3.125%, 05/14/2021	105	106
3.000%, 06/01/2024	70	72
2.875%, 06/01/2022	100	101
HCA
5.875%, 02/15/2026	350	389
5.875%, 02/01/2029	120	134
5.625%, 09/01/2028	85	94
5.500%, 06/15/2047	340	367
5.375%, 02/01/2025	303	328
5.375%, 09/01/2026	620	671
5.250%, 04/15/2025	40	44
5.250%, 06/15/2026	40	45
5.250%, 06/15/2049	100	105
5.125%, 06/15/2039	25	26
5.000%, 03/15/2024	55	60
4.750%, 05/01/2023	35	37
4.500%, 02/15/2027	35	37
4.125%, 06/15/2029	35	36
Hologic
4.375%, 10/15/2025 (A)	185	186
Horizon Pharma USA
5.500%, 08/01/2027(A)	219	225

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Humana
3.950%, 03/15/2027	$300	$315
3.850%, 10/01/2024	100	104
2.900%, 12/15/2022	50	51
2.500%, 12/15/2020	25	25
IQVIA
5.000%, 10/15/2026 (A)	200	209
5.000%, 05/15/2027 (A)	200	209
4.875%, 05/15/2023 (A)	140	143
Johnson & Johnson
3.750%, 03/03/2047	300	325
3.700%, 03/01/2046	100	108
3.625%, 03/03/2037	332	353
2.950%, 03/03/2027	50	52
2.450%, 12/05/2021	50	51
2.450%, 03/01/2026	50	50
2.250%, 03/03/2022	250	251
2.050%, 03/01/2023	50	50
1.650%, 03/01/2021	50	50
Kaiser Foundation Hospitals
4.150%, 05/01/2047	320	362
3.150%, 05/01/2027	25	26
Kinetic Concepts
7.875%, 02/15/2021 (A)	44	45
Laboratory Corp of America Holdings
4.700%, 02/01/2045	50	53
Mallinckrodt International Finance
5.750%, 08/01/2022 (A)	150	113
5.625%, 10/15/2023 (A)	200	126
5.500%, 04/15/2025 (A)	100	58
McKesson
4.750%, 05/30/2029	225	246
3.796%, 03/15/2024	50	52
MEDNAX
6.250%, 01/15/2027 (A)	160	158
5.250%, 12/01/2023 (A)	200	200
Medtronic
4.625%, 03/15/2045	82	102
4.375%, 03/15/2035	394	459
3.500%, 03/15/2025	45	48
2.750%, 04/01/2023	100	102
Memorial Sloan-Kettering Cancer Center
4.200%, 07/01/2055	50	58
Merck
4.150%, 05/18/2043	100	113
4.000%, 03/07/2049	65	73
3.900%, 03/07/2039	150	167
3.700%, 02/10/2045	50	53
3.400%, 03/07/2029	200	213
2.900%, 03/07/2024	45	46
2.800%, 05/18/2023	100	102
2.750%, 02/10/2025	100	102

Adviser Managed Trust / Annual Report / July 31, 2019	41

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.350%, 02/10/2022	$100	$101
Molina Healthcare
5.375%, 11/15/2022	75	78
Mount Sinai Hospitals Group
3.981%, 07/01/2048	250	257
MPH Acquisition Holdings
7.125%, 06/01/2024 (A)	290	281
Mylan
5.250%, 06/15/2046	365	375
5.200%, 04/15/2048	50	51
4.550%, 04/15/2028	250	263
3.950%, 06/15/2026	100	102
3.150%, 06/15/2021	400	403
Northwell Healthcare
4.260%, 11/01/2047	100	107
Novartis Capital
4.400%, 05/06/2044	50	59
4.000%, 11/20/2045	100	112
3.400%, 05/06/2024	100	105
3.100%, 05/17/2027	230	241
3.000%, 11/20/2025	100	103
2.400%, 05/17/2022	250	251
NYU Langone Hospitals
4.368%, 07/01/2047	25	28
Par Pharmaceutical
7.500%, 04/01/2027 (A)	295	268
Partners Healthcare System
3.765%, 07/01/2048	100	103
Pfizer
7.200%, 03/15/2039	50	77
4.400%, 05/15/2044	50	58
4.200%, 09/15/2048	400	450
4.125%, 12/15/2046	65	72
4.100%, 09/15/2038	300	333
4.000%, 03/15/2049	100	109
3.900%, 03/15/2039	25	27
3.450%, 03/15/2029	100	106
3.400%, 05/15/2024	50	53
3.000%, 12/15/2026	100	103
2.950%, 03/15/2024	100	103
2.800%, 03/11/2022	65	66
2.750%, 06/03/2026	50	51
2.200%, 12/15/2021	100	100
1.950%, 06/03/2021	50	50
Polaris Intermediate
8.500% cash/9.250% PIK, 12/01/2022 (A)	250	231
Prestige Brands
6.375%, 03/01/2024 (A)	115	119
Providence St. Joseph Health Obligated Group
3.930%, 10/01/2048	180	190

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Quest Diagnostics
4.200%, 06/30/2029	$50	$54
3.500%, 03/30/2025	100	104
RegionalCare Hospital Partners Holdings
9.750%, 12/01/2026 (A)	275	292
8.250%, 05/01/2023 (A)	212	226
Sanofi
4.000%, 03/29/2021	50	51
3.625%, 06/19/2028	100	108
3.375%, 06/19/2023	200	208
Select Medical
6.250%, 08/15/2026 (A)	168	171
Shire Acquisitions Investments Ireland DAC
3.200%, 09/23/2026	50	51
2.400%, 09/23/2021	100	100
SSM Health Care
3.688%, 06/01/2023	50	52
Stryker
4.625%, 03/15/2046	30	35
3.500%, 03/15/2026	25	26
3.375%, 05/15/2024	100	104
3.375%, 11/01/2025	100	106
Takeda Pharmaceutical
5.000%, 11/26/2028 (A)	250	287
4.400%, 11/26/2023 (A)	250	267
3.800%, 11/26/2020 (A)	300	305
Team Health Holdings
6.375%, 02/01/2025 (A)	210	171
Teleflex
4.625%, 11/15/2027	156	162
Tenet Healthcare
6.750%, 06/15/2023	366	376
6.250%, 02/01/2027 (A)	115	119
5.125%, 05/01/2025	425	423
4.625%, 07/15/2024	350	356
Thermo Fisher Scientific
4.150%, 02/01/2024	50	54
4.100%, 08/15/2047	50	54
3.600%, 08/15/2021	100	102
3.200%, 08/15/2027	50	51
3.150%, 01/15/2023	100	102
2.950%, 09/19/2026	105	106
Toledo Hospital
6.015%, 11/15/2048	225	261
5.750%, 11/15/2038	225	263
UnitedHealth Group
6.875%, 02/15/2038	100	145
4.750%, 07/15/2045	50	59
4.625%, 07/15/2035	100	117
4.375%, 03/15/2042	50	56
4.250%, 04/15/2047	31	34
4.250%, 06/15/2048	300	331

42	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.200%, 01/15/2047	$25	$27
3.875%, 10/15/2020	100	102
3.875%, 08/15/2059	100	101
3.850%, 06/15/2028	300	325
3.750%, 07/15/2025	50	53
3.750%, 10/15/2047	50	51
3.700%, 08/15/2049	65	66
3.500%, 08/15/2039	60	60
3.450%, 01/15/2027	50	53
3.375%, 04/15/2027	50	52
2.950%, 10/15/2027	50	51
2.875%, 08/15/2029	75	75
2.375%, 08/15/2024	70	70
WellCare Health Plans
5.375%, 08/15/2026 (A)	250	264
5.250%, 04/01/2025	160	166
West Street
6.375%, 09/01/2025 (A)	207	190
Wyeth
5.950%, 04/01/2037	100	134
Zimmer Biomet Holdings
3.700%, 03/19/2023	55	57
3.550%, 04/01/2025	100	103
Zoetis
4.500%, 11/13/2025	50	55
3.950%, 09/12/2047	100	101
3.450%, 11/13/2020	25	25
3.000%, 09/12/2027	50	51
		47,482

Industrials — 2.6%
3M MTN
4.000%, 09/14/2048	300	323
3.375%, 03/01/2029	300	317
3.125%, 09/19/2046	100	94
3.000%, 08/07/2025	50	52
2.750%, 03/01/2022	300	304
2.250%, 03/15/2023	285	284
ABB Finance USA
3.800%, 04/03/2028	250	273
3.375%, 04/03/2023	50	51
2.875%, 05/08/2022	50	51
ADT Security
4.875%, 07/15/2032 (A)	150	130
AEC0M
5.875%, 10/15/2024	150	162
5.125%, 03/15/2027	200	209
AerCap Ireland Capital
4.625%, 10/30/2020	150	153
4.500%, 05/15/2021	150	155
3.950%, 02/01/2022	275	282
3.500%, 01/15/2025	150	152

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
AerCap Ireland Capital DAC
4.450%, 12/16/2021	$200	$207
4.450%, 10/01/2025	200	211
Ahern Rentals
7.375%, 05/15/2023 (A)	138	119
Air Lease
3.750%, 02/01/2022	100	102
3.375%, 06/01/2021	35	36
2.750%, 01/15/2023	100	100
Air Lease MTN
3.750%, 06/01/2026	350	361
Aircastle
5.500%, 02/15/2022	30	32
5.125%, 03/15/2021	30	31
5.000%, 04/01/2023	30	32
4.250%, 06/15/2026	35	35
4.125%, 05/01/2024	30	31
Allegion US Holding
3.550%, 10/01/2027	50	50
3.200%, 10/01/2024	50	51
Allison Transmission
5.875%, 06/01/2029 (A)	34	36
5.000%, 10/01/2024 (A)	195	198
American Airlines Group
5.000%, 06/01/2022 (A)	169	174
American Airlines Pass-Through Trust, Ser 2015-2, CI AA
3.600%, 09/22/2027	86	89
American Airlines Pass-Through Trust, Ser 2016-3, CI AA
3.000%, 10/15/2028	90	90
American Builders & Contractors Supply
5.875%, 05/15/2026 (A)	100	106
Aptim
7.750%, 06/15/2025 (A)	150	111
Arconic
5.125%, 10/01/2024	300	320
ARD Finance
7.125% cash/7.875% PIK, 09/15/2023	200	206
Ardagh Packaging Finance
6.000%, 02/15/2025 (A)	350	361
4.250%, 09/15/2022 (A)	200	203
BBA US Holdings
5.375%, 05/01/2026 (A)	40	42
BCD Acquisition
9.625%, 09/15/2023 (A)	125	130
Beacon Roofing Supply
4.875%, 11/01/2025 (A)	250	247
Boeing
3.750%, 02/01/2050	50	50
3.625%, 03/01/2048	20	20
3.550%, 03/01/2038	330	333

Adviser Managed Trust / Annual Report / July 31, 2019	43

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 03/01/2039	$325	$325
3.250%, 03/01/2028	50	52
3.200%, 03/01/2029	225	231
2.950%, 02/01/2030	100	100
2.800%, 03/01/2023	50	51
2.800%, 03/01/2024	25	25
2.800%, 03/01/2027	50	50
2.300%, 08/01/2021	55	55
Bombardier
7.875%, 04/15/2027 (A)	406	411
7.500%, 12/01/2024 (A)	89	92
7.500%, 03/15/2025 (A)	560	569
Brand Industrial Services
8.500%, 07/15/2025 (A)	178	156
Brink’s
4.625%, 10/15/2027 (A)	97	99
Builders FirstSource
5.625%, 09/01/2024 (A)	130	135
Burlington Northern Santa Fe
4.900%, 04/01/2044	50	60
4.550%, 09/01/2044	100	116
4.150%, 04/01/2045	50	55
4.150%, 12/15/2048	255	285
4.050%, 06/15/2048	265	290
3.550%, 02/15/2050	200	202
3.400%, 09/01/2024	50	52
3.000%, 04/01/2025	100	103
BWAY Holding
7.250%, 04/15/2025 (A)	245	232
5.500%, 04/15/2024 (A)	270	270
Canadian National Railway
3.200%, 08/02/2046	50	49
2.950%, 11/21/2024	50	51
Canadian Pacific Railway
6.125%, 09/15/2115	30	42
4.800%, 09/15/2035	20	23
Carlisle
3.750%, 12/01/2027	50	51
Caterpillar
4.300%, 05/15/2044	100	114
3.400%, 05/15/2024	350	367
Caterpillar Financial Services
1.700%, 08/09/2021	50	50
Caterpillar Financial Services MTN
3.350%, 12/07/2020	50	51
2.950%, 02/26/2022	300	305
2.400%, 06/06/2022	100	100
1.850%, 09/04/2020	100	100
Cintas No. 2
3.700%, 04/01/2027	50	53
2.900%, 04/01/2022	50	51

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Clean Harbors
4.875%, 07/15/2027 (A)	$120	$123
Cloud Crane
10.125%, 08/01/2024 (A)	145	155
CNH Industrial MTN
3.850%, 11/15/2027	35	36
CNH Industrial Capital
4.875%, 04/01/2021	25	26
4.375%, 11/06/2020	35	36
4.375%, 04/05/2022	25	26
3.875%, 10/15/2021	20	20
Colfax
6.000%, 02/15/2024 (A)	120	127
Core & Main
6.125%, 08/15/2025 (A)	95	98
CSX
4.650%, 03/01/2068	250	269
4.300%, 03/01/2048	250	272
4.250%, 11/01/2066	50	51
4.100%, 03/15/2044	75	79
3.800%, 03/01/2028	50	54
3.800%, 11/01/2046	50	51
3.400%, 08/01/2024	50	52
3.250%, 06/01/2027	50	51
2.600%, 11/01/2026	50	50
Deere
3.900%, 06/09/2042	100	111
2.600%, 06/08/2022	350	353
Delta Air Lines
4.375%, 04/19/2028	50	52
3.800%, 04/19/2023	30	31
3.625%, 03/15/2022	50	51
2.600%, 12/04/2020	45	45
Dover
5.375%, 03/01/2041	100	119
Eaton
4.000%, 11/02/2032	50	55
2.750%, 11/02/2022	50	51
Emerson Electric
2.625%, 02/15/2023	75	77
Equifax
2.300%, 06/01/2021	50	50
FedEx
5.100%, 01/15/2044	50	55
4.400%, 01/15/2047	50	51
4.200%, 10/17/2028	100	110
4.050%, 02/15/2048	50	49
3.900%, 02/01/2035	100	102
3.400%, 02/15/2028	50	52
3.100%, 08/05/2029	350	346
Flex Acquisition
7.875%, 07/15/2026 (A)	80	73

44	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.875%, 01/15/2025 (A)	$60	$53
Fluor
3.500%, 12/15/2024	100	102
Fortress Transportation & Infrastructure Investors
6.750%, 03/15/2022 (A)	125	130
FXI Holdings
7.875%, 11/01/2024 (A)	75	67
GATX
3.250%, 09/15/2026	100	100
GE Capital International Funding
4.418%, 11/15/2035	1,151	1,164
2.342%, 11/15/2020	350	348
General Dynamics
3.750%, 05/15/2028	200	219
3.500%, 05/15/2025	200	212
3.000%, 05/11/2021	250	254
2.375%, 11/15/2024	100	100
2.250%,11/15/2022	100	100
General Electric
6.750%, 03/15/2032	101	126
2.700%, 10/09/2022	75	75
General Electric MTN
6.875%, 01/10/2039	115	149
5.300%, 02/11/2021	125	130
GFL Environmental
8.500%, 05/01/2027(A)	123	135
Grinding Media
7.375%, 12/15/2023 (A)	200	191
H&E Equipment Services
5.625%, 09/01/2025	188	193
Harris
4.854%, 04/27/2035	35	40
4.400%, 06/15/2028	150	165
3.832%, 04/27/2025	50	53
Harsco
5.750%, 07/31/2027 (A)	70	72
Herc Holdings
5.500%, 07/15/2027 (A)	250	250
Hertz
7.625%, 06/01/2022 (A)	250	259
7.125%, 08/01/2026 (A)	85	87
5.500%, 10/15/2024 (A)	140	138
Honeywell International
2.700%, 08/15/2029	60	60
2.300%, 08/15/2024	100	100
2.150%, 08/08/2022	45	45
1.850%, 11/01/2021	50	50
Hubbell
3.500%, 02/15/2028	200	204
3.350%, 03/01/2026	50	51

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Icahn Enterprises
6.375%, 12/15/2025	$175	$183
6.250%, 02/01/2022	200	205
6.250%, 05/15/2026 (A)	242	250
IHS Markit
4.125%, 08/01/2023	25	26
Illinois Tool Works
3.500%, 03/01/2024	100	105
Ingersoll-Rand Global Holding
5.750%, 06/15/2043	50	63
4.250%, 06/15/2023	50	53
3.750%, 08/21/2028	200	211
JB Hunt Transport Services
3.300%, 08/15/2022	50	51
John Deere Capital
2.550%, 01/08/2021	100	100
John Deere Capital MTN
3.450%, 01/10/2024	300	313
3.350%, 06/12/2024	100	104
2.800%, 03/06/2023	100	102
2.650%, 01/06/2022	100	101
2.650%, 06/24/2024	50	51
2.350%, 01/08/2021	300	301
Johnson Controls International
5.125%, 09/14/2045	28	31
4.950%, 07/02/2064 (D)	18	18
4.625%, 07/02/2044	100	103
3.625%, 07/02/2024 (D)	47	49
Kansas City Southern
4.950%, 08/15/2045	100	114
KAR Auction Services
5.125%, 06/01/2025 (A)	200	206
L3Harris Technologies
4.950%, 02/15/2021 (A)	100	103
3.850%, 06/15/2023 (A)	200	209
LABL Escrow Issuer
10.500%, 07/15/2027 (A)	225	227
6.750%, 07/15/2026 (A)	115	117
Lockheed Martin
4.700%, 05/15/2046	100	121
4.500%, 05/15/2036	100	116
3.800%, 03/01/2045	100	106
3.550%, 01/15/2026	100	107
2.900%, 03/01/2025	25	26
2.500%, 11/23/2020	100	100
Masco
4.375%, 04/01/2026	50	53
3.500%, 04/01/2021	65	66
Masonite International
5.625%, 03/15/2023 (A)	63	65
5.375%, 02/01/2028 (A)	110	113

Adviser Managed Trust / Annual Report / July 31, 2019	45

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Navistar International
6.625%, 11/01/2025 (A)	$226	$232
NCI Building Systems
8.000%, 04/15/2026 (A)	155	151
Nielsen Luxembourg SARL
5.000%, 02/01/2025 (A)	100	96
Norfolk Southern
5.100%, 08/01/2118	50	58
4.450%, 06/15/2045	100	112
4.100%, 05/15/2049	50	54
3.950%, 10/01/2042	100	104
3.942%, 11/01/2047	95	99
3.800%, 08/01/2028	25	27
3.250%, 12/01/2021	75	76
2.900%, 06/15/2026	35	36
Northrop Grumman
4.750%, 06/01/2043	25	29
4.030%, 10/15/2047	75	80
3.850%, 04/15/2045	100	104
3.250%, 08/01/2023	50	52
3.250%, 01/15/2028	65	67
2.080%, 10/15/2020	60	60
Novelis
6.250%, 08/15/2024 (A)	242	254
5.875%, 09/30/2026 (A)	250	259
Oshkosh
4.600%, 05/15/2028	200	211
Owens Corning
4.300%, 07/15/2047	50	43
4.200%, 12/01/2024	100	104
PACCAR Financial MTN
2.800%, 03/01/2021	35	35
2.650%, 05/10/2022	100	101
2.300%, 08/10/2022	50	50
Parker-Hannifin
4.000%, 06/14/2049	20	21
3.250%, 06/14/2029	20	21
2.700%, 06/14/2024	15	15
Parker-Hannifin MTN
4.200%, 11/21/2034	135	150
Pitney Bowes
3.875%, 10/01/2021	200	195
Plastipak Holdings
6.250%, 10/15/2025 (A)	150	135
Raytheon
3.125%, 10/15/2020	100	101
2.500%, 12/15/2022	100	101
RBS Global
4.875%, 12/15/2025 (A)	87	88
Republic Services
3.550%, 06/01/2022	50	51
2.900%, 07/01/2026	100	101

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.500%, 08/15/2024	$95	$95
Rockwell Automation
3.500%, 03/01/2029	85	91
Rockwell Collins
4.350%, 04/15/2047	25	28
3.200%, 03/15/2024	50	51
2.800%, 03/15/2022	50	51
Roper Technologies
4.200%, 09/15/2028	200	217
3.850%, 12/15/2025	25	26
3.800%, 12/15/2026	150	158
3.000%, 12/15/2020	100	101
Ryder System MTN
3.650%, 03/18/2024	100	105
2.875%, 09/01/2020	50	50
2.875%, 06/01/2022	40	40
Sensata Technologies
5.000%, 10/01/2025 (A)	140	147
Sensata Technologies UK Financing
6.250%, 02/15/2026 (A)	200	212
Snap-on
4.100%, 03/01/2048	40	44
Spirit AeroSystems
3.850%, 06/15/2026	25	25
Stanley Black & Decker
3.400%, 03/01/2026	70	73
2.900%, 11/01/2022	100	102
Stericycle
5.375%, 07/15/2024 (A)	61	64
Terex
5.625%, 02/01/2025 (A)	105	105
Tervita Escrow
7.625%, 12/01/2021 (A)	150	153
Textron
3.375%, 03/01/2028	100	101
Timken
4.500%, 12/15/2028	200	209
Titan Acquisition
7.750%, 04/15/2026 (A)	103	93
TransDigm
7.500%, 03/15/2027 (A)	265	280
6.500%, 05/15/2025	25	26
6.375%, 06/15/2026	100	102
6.250%, 03/15/2026 (A)	830	870
Trivium Packaging Finance BV
5.500%, 08/15/2026 (A)	200	206
Tutor Perini
6.875%, 05/01/2025 (A)	85	83
Union Pacific
4.500%, 09/10/2048	200	226
4.300%, 03/01/2049	300	330
4.163%, 07/15/2022	100	105

46	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.050%, 03/01/2046	$50	$52
4.000%, 04/15/2047	50	52
3.950%, 09/10/2028	300	328
3.875%, 02/01/2055	100	98
3.799%, 10/01/2051	55	56
3.700%, 03/01/2029	125	134
3.600%, 09/15/2037	20	20
3.000%, 04/15/2027	50	51
United Airlines Pass-Through Trust, Ser 2013-1, CI A
4.300%, 08/15/2025	39	41
United Airlines Pass-Through Trust, Ser 2016-1, CI AA
3.100%, 07/07/2028	45	45
United Airlines Pass-Through Trust, Ser 2016-2, CI AA
2.875%, 10/07/2028	92	92
United Parcel Service
6.200%, 01/15/2038	50	69
4.250%, 03/15/2049	100	113
3.750%, 11/15/2047	50	52
3.400%, 03/15/2029	65	69
3.400%, 11/15/2046	50	49
3.125%, 01/15/2021	50	51
3.050%, 11/15/2027	50	52
2.800%, 11/15/2024	50	51
2.500%, 04/01/2023	50	50
2.400%, 11/15/2026	50	50
2.350%, 05/16/2022	50	50
2.050%, 04/01/2021	50	50
United Rentals North America
6.500%, 12/15/2026	650	707
5.500%, 07/15/2025	325	338
5.500%, 05/15/2027	140	147
5.250%, 01/15/2030	103	105
4.875%, 01/15/2028	154	157
4.625%, 07/15/2023	185	189
United Technologies
4.625%, 11/16/2048	25	30
4.500%, 06/01/2042	100	115
4.450%, 11/16/2038	420	482
4.125%, 11/16/2028	30	33
3.950%, 08/16/2025	15	16
3.650%, 08/16/2023	320	335
3.350%, 08/16/2021	310	316
3.125%, 05/04/2027	100	103
3.100%, 06/01/2022	75	77
Verisk Analytics
5.500%, 06/15/2045	100	118
4.125%, 03/15/2029	25	27
Vertiv Group
9.250%, 10/15/2024 (A)	140	132

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Vertiv Intermediate Holding
12.000% cash/13.000% PIK, 02/15/2022 (A)	$90	$85
Voyager Aviation Holdings
8.500%, 08/15/2021 (A)	100	103
Wabtec
4.950%, 09/15/2028	300	324
3.450%, 11/15/2026	100	100
Waste Connections
3.500%, 05/01/2029	50	52
Waste Management
4.150%, 07/15/2049	65	72
4.100%, 03/01/2045	50	55
4.000%, 07/15/2039	70	76
3.450%, 06/15/2029	50	52
3.150%, 11/15/2027	50	52
3.125%, 03/01/2025	50	52
2.950%, 06/15/2024	30	31
Waste Pro USA
5.500%, 02/15/2026 (A)	100	102
WW Grainger
4.600%, 06/15/2045	50	57
4.200%, 05/15/2047	50	53
XPO Logistics
6.750%, 08/15/2024 (A)	200	213
6.500%, 06/15/2022 (A)	117	119
6.125%, 09/01/2023 (A)	200	206
Xylem
4.375%, 11/01/2046	50	53

		40,630

Information Technology — 2.4%
Adobe
3.250%, 02/01/2025	50	52
Amkor Technology
6.625%, 09/15/2027 (A)	100	104
Amphenol
3.200%, 04/01/2024	100	103
Analog Devices
3.900%, 12/15/2025	100	106
3.500%, 12/05/2026	50	51
Apple
4.500%, 02/23/2036	100	118
4.375%, 05/13/2045	50	57
4.250%, 02/09/2047	250	283
3.850%, 05/04/2043	100	107
3.850%, 08/04/2046	95	102
3.750%, 09/12/2047	100	106
3.750%, 11/13/2047	350	371
3.350%, 02/09/2027	350	368
3.250%, 02/23/2026	150	157
3.200%, 05/11/2027	100	104

Adviser Managed Trust / Annual Report / July 31, 2019	47

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.000%, 06/20/2027	$100	$103
2.850%, 05/06/2021	75	76
2.850%, 05/11/2024	350	359
2.500%, 02/09/2022	300	303
2.500%, 02/09/2025	75	76
2.450%, 08/04/2026	50	50
2.400%, 01/13/2023	100	101
2.400%, 05/03/2023	300	302
2.300%, 05/11/2022	300	301
2.250%, 02/23/2021	390	391
1.550%, 08/04/2021	100	99
Applied Materials
5.100%, 10/01/2035	35	43
4.350%, 04/01/2047	245	280
3.900%, 10/01/2025	35	38
3.300%, 04/01/2027	355	371
2.625%, 10/01/2020	50	50
Arrow Electronics
4.000%, 04/01/2025	100	102
3.250%, 09/08/2024	100	100
Autodesk
4.375%, 06/15/2025	100	107
Automatic Data Processing
3.375%, 09/15/2025	25	27
2.250%, 09/15/2020	50	50
Avnet
4.625%, 04/15/2026	25	27
3.750%, 12/01/2021	25	25
Broadcom
4.750%, 04/15/2029 (A)	200	204
3.875%, 01/15/2027	150	147
3.625%, 01/15/2024	300	303
3.500%, 01/15/2028	250	235
3.125%, 01/15/2025	335	325
3.000%, 01/15/2022	200	201
2.650%, 01/15/2023	250	246
2.200%, 01/15/2021	250	248
C&W Senior Financing DAC
6.875%, 09/15/2027 (A)	275	288
CA
4.700%, 03/15/2027	350	357
3.600%, 08/01/2020	50	50
Camelot Finance
7.875%, 10/15/2024 (A)	76	79
CDK Global
5.875%, 06/15/2026	225	239
5.250%, 05/15/2029 (A)	129	134
5.000%, 10/15/2024	10	11
4.875%, 06/01/2027	70	72
CDW
5.000%, 09/01/2023	131	133
5.000%, 09/01/2025	195	203

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cisco Systems
5.900%, 02/15/2039	$100	$139
5.500%, 01/15/2040	100	134
2.950%, 02/28/2026	100	104
2.500%, 09/20/2026	50	51
2.200%, 02/28/2021	50	50
CommScope
8.250%, 03/01/2027 (A)	468	461
6.000%, 03/01/2026 (A)	475	480
5.500%, 03/01/2024 (A)	60	61
CommScope Technologies
6.000%, 06/15/2025 (A)	82	74
5.000%, 03/15/2027 (A)	65	55
Corning
4.375%, 11/15/2057	100	100
Dell International
8.350%, 07/15/2046 (A)	100	127
8.100%, 07/15/2036 (A)	350	440
7.125%, 06/15/2024 (A)	450	476
6.020%, 06/15/2026 (A)	100	111
5.875%, 06/15/2021 (A)	171	174
5.450%, 06/15/2023 (A)	115	124
5.300%, 10/01/2029 (A)	100	106
4.900%, 10/01/2026 (A)	100	105
4.420%, 06/15/2021 (A)	400	411
4.000%, 07/15/2024 (A)	50	52
DXC Technology
4.750%, 04/15/2027	100	107
Entegris
4.625%, 02/10/2026 (A)	50	51
Exela Intermediate
10.000%, 07/15/2023 (A)	200	164
Fidelity National Information Services
4.750%, 05/15/2048	250	283
4.500%, 08/15/2046	25	27
4.250%, 05/15/2028	240	263
3.625%, 10/15/2020	112	113
3.500%, 04/15/2023	53	55
3.000%, 08/15/2026	50	51
2.250%, 08/15/2021	53	53
First Data
5.750%, 01/15/2024 (A)	200	206
5.375%, 08/15/2023 (A)	200	205
5.000%, 01/15/2024 (A)	100	103
Fiserv
4.400%, 07/01/2049	60	64
4.200%, 10/01/2028	200	218
3.800%, 10/01/2023	300	314
3.500%, 07/01/2029	65	66
3.200%, 07/01/2026	25	26
2.750%, 07/01/2024	100	101

48	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Flex
4.750%, 06/15/2025	$ 50	$ 53
FLIR Systems
3.125%, 06/15/2021	50	50
Gartner
5.125%, 04/01/2025 (A)	200	206
Genesys Telecommunications Laboratories
10.000%, 11/30/2024 (A)	115	125
Genpact Luxembourg SARL
3.700%, 04/01/2022	100	100
Go Daddy Operating
5.250%, 12/01/2027 (A)	122	127
GTT Communications
7.875%, 12/31/2024 (A)	84	65
Harland Clarke Holdings
8.375%, 08/15/2022 (A)	50	42
Hewlett Packard Enterprise
6.350%, 10/15/2045	50	56
6.200%, 10/15/2035	50	57
4.900%, 10/15/2025	100	110
4.400%, 10/15/2022	50	53
3.600%, 10/15/2020	50	51
Hughes Satellite Systems
6.625%, 08/01/2026	127	137
5.250%, 08/01/2026	169	179
IBM Credit
3.600%,11/30/2021	100	103
3.450%, 11/30/2020	300	305
1.800%, 01/20/2021	100	99
Infor US
6.500%, 05/15/2022	351	357
Informatica
7.125%, 07/15/2023 (A)	101	103
Ingram Micro
5.450%, 12/15/2024	80	82
Intel
4.100%, 05/11/2047	250	278
3.734%, 12/08/2047	197	208
3.700%, 07/29/2025	45	48
3.300%, 10/01/2021	100	102
3.150%, 05/11/2027	200	210
2.875%, 05/11/2024	350	359
2.700%, 12/15/2022	50	51
2.600%, 05/19/2026	50	51
International Business Machines
4.250%, 05/15/2049	150	163
4.150%, 05/15/2039	100	108
4.000%, 06/20/2042	100	105
3.625%, 02/12/2024	50	52
3.500%, 05/15/2029	255	267
3.300%, 05/15/2026	150	156
3.000%, 05/15/2024	250	256

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.875%, 11/09/2022	$ 100	$ 102
2.850%, 05/13/2022	150	152
2.500%, 01/27/2022	400	401
2.250%, 02/19/2021	100	100
j2 Cloud Services
6.000%, 07/15/2025 (A)	195	206
Jabil
3.950%, 01/12/2028	255	253
Keysight Technologies
4.600%, 04/06/2027	365	391
KLA-Tencor
4.100%, 03/15/2029	65	70
Lam Research
4.875%, 03/15/2049	25	29
4.000%, 03/15/2029	30	32
3.750%, 03/15/2026	50	53
Mastercard
3.650%, 06/01/2049	75	80
3.375%, 04/01/2024	100	105
2.950%, 06/01/2029	75	77
2.000%, 11/21/2021	90	90
Micron Technology
5.327%, 02/06/2029	300	319
Microsoft
4.500%, 10/01/2040	100	121
4.500%, 02/06/2057	300	366
4.450%, 11/03/2045	100	121
4.250%, 02/06/2047	100	118
4.100%, 02/06/2037	400	457
3.950%, 08/08/2056	50	55
3.700%, 08/08/2046	100	108
3.500%, 02/12/2035	50	54
3.450%, 08/08/2036	400	424
3.300%, 02/06/2027	100	106
2.875%, 02/06/2024	335	345
2.700%, 02/12/2025	100	102
2.400%, 02/06/2022	300	302
2.400%, 08/08/2026	50	50
2.375%, 02/12/2022	100	101
2.000%, 11/03/2020	200	200
2.000%, 08/08/2023	100	100
1.550%, 08/08/2021	400	396
Motorola Solutions
4.600%, 05/23/2029	50	53
4.000%, 09/01/2024	100	104
3.500%, 03/01/2023	100	102
NetApp
3.375%, 06/15/2021	50	51
Nuance Communications
5.625%, 12/15/2026	115	121
NVIDIA
3.200%, 09/16/2026	50	51

Adviser Managed Trust / Annual Report / July 31, 2019	49

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.200%, 09/16/2021	$ 30	$30
NXP BV
3.875%, 06/18/2026 (A)	200	205
Open Text
5.875%, 06/01/2026 (A)	285	304
5.625%, 01/15/2023 (A)	40	41
Oracle
5.375%, 07/15/2040	150	189
4.375%, 05/15/2055	100	112
4.300%, 07/08/2034	100	114
4.125%, 05/15/2045	100	109
4.000%, 07/15/2046	50	53
4.000%, 11/15/2047	270	290
3.850%, 07/15/2036	50	53
3.800%, 11/15/2037	300	321
3.400%, 07/08/2024	100	105
3.250%, 11/15/2027	100	105
2.950%, 11/15/2024	100	103
2.800%, 07/08/2021	75	76
2.650%, 07/15/2026	40	40
2.625%, 02/15/2023	270	273
2.400%, 09/15/2023	50	50
1.900%, 09/15/2021	360	357
Plantronics
5.500%, 05/31/2023 (A)	100	102
PTC
6.000%, 05/15/2024	98	103
Qorvo
5.500%, 07/15/2026	210	221
QUALCOMM
4.800%, 05/20/2045	100	114
4.650%, 05/20/2035	100	114
4.300%, 05/20/2047	130	139
3.450%, 05/20/2025	100	104
3.250%, 05/20/2027	350	358
2.900%, 05/20/2024	350	356
2.600%, 01/30/2023	100	100
Rackspace Hosting
8.625%, 11/15/2024 (A)	250	229
salesforce.com
3.700%, 04/11/2028	250	271
Seagate HDD Cayman
4.750%, 01/01/2025	100	101
Solera
10.500%, 03/01/2024 (A)	150	161
SS&C Technologies
5.500%, 09/30/2027 (A)	418	435
Symantec
5.000%, 04/15/2025 (A)	190	194
Texas Instruments
4.150%, 05/15/2048	300	347
2.625%, 05/15/2024	100	101

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.850%, 05/15/2022	$ 100	$99
TIBC0 Software
11.375%, 12/01/2021 (A)	100	106
Total System Services
4.450%, 06/01/2028	250	270
3.750%, 06/01/2023	100	103
Tyco Electronics Group
3.125%, 08/15/2027	100	100
VeriSign
5.250%, 04/01/2025	100	108
4.750%, 07/15/2027	100	105
Veritas US
10.500%, 02/01/2024 (A)	120	106
ViaSat
5.625%, 09/15/2025 (A)	148	147
5.625%, 04/15/2027 (A)	53	56
Visa
4.300%, 12/14/2045	100	119
4.150%, 12/14/2035	130	151
3.650%, 09/15/2047	100	109
2.800%, 12/14/2022	100	102
2.200%, 12/14/2020	100	100
VMware
3.900%, 08/21/2027	330	335
2.950%, 08/21/2022	260	262
2.300%, 08/21/2020	260	259
West
8.500%, 10/15/2025 (A)	200	168
Western Digital
4.750%, 02/15/2026	450	445
Western Union
4.250%, 06/09/2023	50	52
Xerox
4.125%, 03/15/2023	200	200
Xilinx
3.000%, 03/15/2021	50	50

		36,724

Materials — 1.1%
Air Products & Chemicals
3.350%, 07/31/2024	100	104
Albemarle
4.150%, 12/01/2024	100	105
Alcoa Nederland Holding BV
6.750%, 09/30/2024 (A)	200	210
6.125%, 05/15/2028 (A)	200	210
ArcelorMittal
7.000%, 10/15/2039	24	29
6.250%, 02/25/2022	20	21
6.125%, 06/01/2025	15	17
5.500%, 03/01/2021	25	26
5.250%, 08/05/2020	30	31

50	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.550%, 03/11/2026	$ 150	$ 157
Ardagh Packaging Finance Holdings
7.250%, 05/15/2024 (A)	275	290
4.625%, 05/15/2023 (A)	150	154
Axalta Coating Systems
4.875%, 08/15/2024 (A)	150	154
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	175	181
Ball
5.250%, 07/01/2025	190	207
4.875%, 03/15/2026	300	318
4.375%, 12/15/2020	60	61
Barrick
5.250%, 04/01/2042	100	116
Berry Global
5.625%, 07/15/2027 (A)	35	37
5.125%, 07/15/2023	150	153
4.875%, 07/15/2026 (A)	202	210
4.500%, 02/15/2026 (A)	100	100
BHP Billiton Finance USA
5.000%, 09/30/2043	100	125
2.875%, 02/24/2022	55	56
Big River Steel
7.250%, 09/01/2025 (A)	110	117
Blue Cube Spinco
10.000%, 10/15/2025	100	113
Celanese US Holdings
5.875%, 06/15/2021	30	32
4.625%, 11/15/2022	30	31
Chemours
7.000%, 05/15/2025	250	245
6.625%, 05/15/2023	80	81
5.375%, 05/15/2027	75	66
Cleveland-Cliffs
5.875%, 06/01/2027 (A)	100	101
Consolidated Energy Finance
6.875%, 06/15/2025 (A)	150	153
Constellium
6.625%, 03/01/2025 (A)	250	262
Crown Americas
4.750%, 02/01/2026	185	190
CVR Partners
9.250%, 06/15/2023 (A)	85	88
Dow Chemical
5.550%, 11/30/2048 (A)	200	237
4.800%, 05/15/2049 (A)	65	69
4.375%, 11/15/2042	50	51
4.250%, 10/01/2034	100	106
3.625%, 05/15/2026 (A)	100	103
3.500%, 10/01/2024	50	52
3.150%, 05/15/2024 (A)	55	56
3.000%, 11/15/2022	50	50

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
DowDuPont
5.419%, 11/15/2048	$ 75	$ 91
5.319%, 11/15/2038	335	395
4.725%, 11/15/2028	100	113
4.205%, 11/15/2023	200	213
3.766%, 11/15/2020	320	325
Eastman Chemical
4.650%, 10/15/2044	50	53
3.800%, 03/15/2025	100	104
Ecolab
4.350%, 12/08/2021	82	86
3.950%, 12/01/2047	220	238
3.250%, 12/01/2027	35	37
2.700%, 11/01/2026	20	20
2.375%, 08/10/2022	350	350
Element Solutions
5.875%, 12/01/2025 (A)	150	153
Fibria Overseas Finance
5.500%, 01/17/2027	50	54
4.000%, 01/14/2025	50	51
FMG Resources August 2006 Pty
5.125%, 03/15/2023 (A)	250	260
4.750%, 05/15/2022 (A)	125	128
Freeport-McMoRan
6.875%, 02/15/2023	225	237
4.550%, 11/14/2024	200	205
Georgia-Pacific
8.875%, 05/15/2031	100	156
Greif
6.500%, 03/01/2027 (A)	60	63
Hudbay Minerals
7.625%, 01/15/2025 (A)	150	155
Huntsman International
4.500%, 05/01/2029	45	46
INEOS Group Holdings
5.625%, 08/01/2024 (A)	200	199
International Flavors & Fragrances
4.375%, 06/01/2047	230	234
International Paper
7.500%, 08/15/2021	68	75
5.150%, 05/15/2046	100	109
4.800%, 06/15/2044	100	105
4.750%, 02/15/2022	46	48
Joseph T Ryerson & Son
11.000%, 05/15/2022 (A)	75	79
Kinross
4.500%, 07/15/2027	300	304
Koppers
6.000%, 02/15/2025 (A)	100	94
Lubrizol
6.500%, 10/01/2034	100	138

Adviser Managed Trust / Annual Report / July 31, 2019	51

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
LYB International Finance BV
4.875%, 03/15/2044	$50	$53
LYB International Finance II BV
3.500%, 03/02/2027	64	65
LyondellBasell Industries
4.625%, 02/26/2055	100	101
Martin Marietta Materials
4.250%, 07/02/2024	50	53
Mineral Resources
8.125%, 05/01/2027 (A)	150	157
Mosaic
4.250%, 11/15/2023	25	27
3.250%, 11/15/2022	200	203
Newmont Goldcorp
6.250%, 10/01/2039	50	65
4.875%, 03/15/2042	25	28
3.700%, 03/15/2023 (A)	100	103
3.500%, 03/15/2022	100	102
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)	86	58
Nucor
6.400%, 12/01/2037	100	134
4.000%, 08/01/2023	100	105
3.950%, 05/01/2028	300	327
Nutrien
5.250%, 01/15/2045	70	79
4.125%, 03/15/2035	200	201
4.000%, 12/15/2026	50	53
3.625%, 03/15/2024	250	258
3.000%, 04/01/2025	100	101
OCI
6.625%, 04/15/2023 (A)	200	208
Olin
5.625%, 08/01/2029	158	162
5.125%, 09/15/2027	340	342
Owens-Brockway Glass Container
5.875%, 08/15/2023 (A)	95	102
5.000%, 01/15/2022 (A)	15	16
Packaging Corp of America
2.450%, 12/15/2020	35	35
PQ
6.750%, 11/15/2022 (A)	50	52
Praxair
3.200%, 01/30/2026	100	105
Rain Cll Carbon
7.250%, 04/01/2025 (A)	100	95
Reynolds Group Issuer
7.000%, 07/15/2024 (A)	175	181
5.125%, 07/15/2023 (A)	300	305
Rio Tinto Finance USA
3.750%, 06/15/2025	150	160

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
RPM International
5.250%, 06/01/2045	$50	$52
4.550%, 03/01/2029	50	53
SASOL Financing USA
5.875%, 03/27/2024	200	214
Sherwin-Williams
4.500%, 06/01/2047	129	138
3.125%, 06/01/2024	25	26
Sonoco Products
5.750%, 11/01/2040	100	120
Southern Copper
6.750%, 04/16/2040	100	128
3.875%, 04/23/2025	60	62
SPCM
4.875%, 09/15/2025 (A)	75	76
Standard Industries
6.000%, 10/15/2025 (A)	350	368
5.500%, 02/15/2023 (A)	250	256
5.375%, 11/15/2024 (A)	50	51
4.750%, 01/15/2028 (A)	185	183
Starfruit Finco BV
8.000%, 10/01/2026 (A)	150	149
Steel Dynamics
5.500%, 10/01/2024	100	103
SunCoke Energy Partners
7.500%, 06/15/2025 (A)	147	146
TPC Group
10.500%, 08/01/2024 (A)	85	90
Trinseo Materials Operating SCA
5.375%, 09/01/2025 (A)	75	71
Tronox
6.500%, 04/15/2026 (A)	100	96
United States Steel
6.875%, 08/15/2025	121	118
6.250%, 03/15/2026	150	137
US Concrete
6.375%, 06/01/2024	100	104
Vale Overseas
6.250%, 08/10/2026	100	113
4.375%, 01/11/2022	40	41
Vulcan Materials
4.700%, 03/01/2048	50	51
Westlake Chemical
5.000%, 08/15/2046	200	209
WR Grace & Company
5.125%, 10/01/2021 (A)	100	104
WRKCo
4.900%, 03/15/2029	50	55
3.900%, 06/01/2028	100	103
3.000%, 09/15/2024	100	101
		17,747

52	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Real Estate – 0.9%
Alexandria Real Estate Equities
4.000%, 02/01/2050	$50	$51
3.800%, 04/15/2026	150	157
American Campus Communities Operating Partnership
3.625%, 11/15/2027	80	82
3.350%, 10/01/2020	50	50
American Tower
4.000%, 06/01/2025	100	106
3.600%, 01/15/2028	200	206
3.450%, 09/15/2021	50	51
3.300%, 02/15/2021	100	101
3.125%, 01/15/2027	100	100
2.250%, 01/15/2022	200	199
AvalonBay Communities
3.300%, 06/01/2029	125	130
AvalonBay Communities MTN
3.500%, 11/15/2025	100	105
3.350%, 05/15/2027	50	53
Boston Properties
4.500%, 12/01/2028	20	23
3.400%, 06/21/2029	50	51
3.200%, 01/15/2025	50	51
3.125%, 09/01/2023	350	358
Brixmor Operating Partnership
4.125%, 06/15/2026	25	26
3.875%, 08/15/2022	30	31
3.650%, 06/15/2024	50	51
3.250%, 09/15/2023	350	356
Brookfield Property
5.750%, 05/15/2026 (A)	201	209
Camden Property Trust
4.100%, 10/15/2028	20	22
3.150%, 07/01/2029	65	66
CBL & Associates
5.950%, 12/15/2026	175	124
Corporate Office Properties
5.000%, 07/01/2025	50	53
Crown Castle International
5.250%, 01/15/2023	50	54
4.750%, 05/15/2047	225	249
4.450%, 02/15/2026	365	397
4.000%, 03/01/2027	20	21
3.800%, 02/15/2028	50	52
3.650%, 09/01/2027	35	36
3.400%, 02/15/2021	55	56
3.200%, 09/01/2024	35	36
3.150%, 07/15/2023	330	337
2.250%, 09/01/2021	55	55
CubeSmart
3.125%, 09/01/2026	50	49

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CyrusOne
5.000%, 03/15/2024	$100	$103
Digital Realty Trust
3.950%, 07/01/2022	100	104
3.700%, 08/15/2027	50	52
3.600%, 07/01/2029	65	66
2.750%, 02/01/2023	50	50
Duke Realty
3.875%, 10/15/2022	50	52
EPR Properties
4.750%, 12/15/2026	50	53
Equinix
5.875%, 01/15/2026	85	90
5.375%, 05/15/2027	65	70
ERP Operating
4.000%, 08/01/2047	50	54
3.375%, 06/01/2025	100	105
3.250%, 08/01/2027	50	52
3.000%, 07/01/2029	150	152
Essex Portfolio
4.500%, 03/15/2048	50	55
4.000%, 03/01/2029	100	107
3.375%, 04/15/2026	50	52
Federal Realty Investment Trust
4.500%, 12/01/2044	50	57
3.200%, 06/15/2029	50	51
Five Point Operating
7.875%, 11/15/2025 (A)	130	130
GLP Capital
5.750%, 06/01/2028	15	17
5.375%, 11/01/2023	15	16
5.375%, 04/15/2026	30	32
5.250%, 06/01/2025	15	16
4.875%, 11/01/2020	40	41
Greystar Real Estate Partners
5.750%, 12/01/2025 (A)	97	99
HCP
4.000%, 12/01/2022	17	18
4.000%, 06/01/2025	100	105
3.500%, 07/15/2029	115	117
Healthcare Trust of America Holdings
3.500%, 08/01/2026	40	41
Highwoods Realty
3.200%, 06/15/2021	100	101
Hospitality Properties Trust
4.950%, 02/15/2027	70	71
4.500%, 03/15/2025	50	50
4.375%, 02/15/2030	50	48
3.950%, 01/15/2028	30	28
Host Hotels & Resorts
4.000%, 06/15/2025	65	67
3.875%, 04/01/2024	50	52

Adviser Managed Trust / Annual Report / July 31, 2019	53

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Howard Hughes
5.375%, 03/15/2025 (A)	$200	$205
Hudson Pacific Properties
3.950%, 11/01/2027	50	51
Iron Mountain
6.000%, 08/15/2023	100	102
5.250%, 03/15/2028 (A)	100	101
4.875%, 09/15/2027 (A)	125	124
4.375%, 06/01/2021 (A)	100	100
Kilroy Realty
4.375%, 10/01/2025	100	107
Kimco Realty
4.450%, 09/01/2047	50	53
3.200%, 05/01/2021	45	46
Lamar Media
5.750%, 02/01/2026	55	58
5.375%, 01/15/2024	100	103
Liberty Property
3.375%, 06/15/2023	95	97
Life Storage
3.875%, 12/15/2027	50	52
MGM Growth Properties Operating Partnership
5.750%, 02/01/2027 (A)	75	81
5.625%, 05/01/2024	225	240
4.500%, 09/01/2026	110	113
Mid-America Apartments
4.000%, 11/15/2025	50	53
3.950%, 03/15/2029	50	53
3.600%, 06/01/2027	50	52
MPT Operating Partnership
6.375%, 03/01/2024	100	105
5.250%, 08/01/2026	100	104
5.000%, 10/15/2027	300	311
4.625%, 08/01/2029	164	166
National Retail Properties
4.000%, 11/15/2025	65	69
3.600%,12/15/2026	50	52
3.500%, 10/15/2027	50	51
Newmark Group
6.125%, 11/15/2023	105	113
Office Properties Income Trust
4.500%, 02/01/2025	100	102
Outfront Media Capital
5.000%, 08/15/2027 (A)	75	76
Physicians Realty
3.950%, 01/15/2028	50	51
Prologis
3.750%, 11/01/2025	65	70
Public Storage
3.094%, 09/15/2027	30	31
2.370%, 09/15/2022	100	100

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Realogy Group
9.375%, 04/01/2027 (A)	$99	$86
5.250%, 12/01/2021 (A)	200	192
4.875%, 06/01/2023 (A)	50	42
Realty Income
4.650%, 08/01/2023	50	54
3.250%, 10/15/2022	60	61
3.250%, 06/15/2029	200	205
Regency Centers
4.650%, 03/15/2049	30	34
4.400%, 02/01/2047	35	39
3.600%, 02/01/2027	30	31
SBA Communications
4.875%, 09/01/2024	150	154
4.000%, 10/01/2022	200	203
Senior Housing Properties Trust
4.750%, 02/15/2028	100	98
Simon Property Group
4.250%, 11/30/2046	50	56
3.250%, 11/30/2026	50	52
2.750%, 06/01/2023	50	51
2.625%, 06/15/2022	50	50
2.500%, 09/01/2020	100	100
SITE Centers
4.700%, 06/01/2027	35	38
3.625%, 02/01/2025	87	88
STORE Capital
4.625%, 03/15/2029	50	53
Tanger Properties
3.125%, 09/01/2026	50	48
UDR MTN
3.750%, 07/01/2024	100	104
3.200%, 01/15/2030	50	51
Uniti Group
8.250%, 10/15/2023	210	189
7.125%, 12/15/2024 (A)	100	86
6.000%, 04/15/2023 (A)	133	127
Ventas Realty
4.000%, 03/01/2028	100	106
3.250%, 10/15/2026	50	51
2.650%, 01/15/2025	300	297
VEREIT Operating Partnership
4.875%, 06/01/2026	30	33
4.600%, 02/06/2024	325	346
4.125%, 06/01/2021	20	20
3.950%, 08/15/2027	40	42
Vornado Realty
3.500%, 01/15/2025	50	51
Washington Prime Group
5.950%, 08/15/2024	125	117
Welltower
6.500%, 03/15/2041	70	90

54	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.950%, 01/15/2021	$45	$46
4.250%, 04/01/2026	50	54
4.125%, 03/15/2029	50	54
3.950%, 09/01/2023	300	315
WeWork
7.875%, 05/01/2025 (A)	180	175
Weyerhaeuser
7.375%, 03/15/2032	100	139
WP Carey
4.600%, 04/01/2024	50	53

		14,001

Utilities — 1.8%
AEP Texas
3.800%, 10/01/2047	100	103
AEP Transmission
3.800%, 06/15/2049	25	27
3.750%, 12/01/2047	250	260
AES
6.000%, 05/15/2026	100	106
5.125%, 09/01/2027	250	265
4.500%, 03/15/2023	145	149
Alabama Power
3.750%, 03/01/2045	100	104
Ameren
2.700%, 11/15/2020	100	100
Ameren Illinois
3.800%, 05/15/2028	25	27
3.250%, 03/01/2025	100	104
American Water Capital
6.593%, 10/15/2037	100	136
4.150%, 06/01/2049	150	164
3.450%, 06/01/2029	150	158
AmeriGas Partners
5.750%, 05/20/2027	250	263
5.625%, 05/20/2024	170	180
5.500%, 05/20/2025	90	94
Appalachian Power
7.000%, 04/01/2038	100	142
4.500%, 03/01/2049	150	173
3.400%, 06/01/2025	50	52
Arizona Public Service
2.950%, 09/15/2027	300	302
Atmos Energy
4.125%, 10/15/2044	100	111
4.125%, 03/15/2049	80	89
Avangrid
3.150%, 12/01/2024	250	256
Baltimore Gas & Electric
2.400%, 08/15/2026	250	245
Banff Merger Sub
9.750%, 09/01/2026 (A)	295	263

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Berkshire Hathaway Energy
6.125%, 04/01/2036	$47	$64
3.800%, 07/15/2048	225	234
3.250%, 04/15/2028	230	239
2.800%, 01/15/2023	40	40
2.375%, 01/15/2021	25	25
Black Hills
3.950%, 01/15/2026	209	219
Calpine
5.500%, 02/01/2024	370	370
5.250%, 06/01/2026 (A)	150	151
CenterPoint Energy
2.500%, 09/01/2022	150	150
CenterPoint Energy Houston Electric
4.500%, 04/01/2044	100	116
4.250%, 02/01/2049	15	17
CenterPoint Energy Resources
4.500%, 01/15/2021	50	51
Clearway Energy Operating
5.750%, 10/15/2025 (A)	50	52
5.375%, 08/15/2024	200	205
Cleco Corporate Holdings
4.973%, 05/01/2046	35	38
3.743%, 05/01/2026	50	51
CMS Energy
3.450%, 08/15/2027	250	258
Commonwealth Edison
4.000%, 03/01/2048	100	110
4.000%, 03/01/2049	400	442
3.700%, 03/01/2045	50	52
2.950%, 08/15/2027	100	102
Connecticut Light & Power
4.300%, 04/15/2044	100	114
4.150%, 06/01/2045	100	113
4.000%, 04/01/2048	25	28
Consolidated Edison
2.000%, 05/15/2021	100	99
Consolidated Edison of New York
6.300%, 08/15/2037	100	136
4.450%, 03/15/2044	100	113
4.300%, 12/01/2056	100	110
4.125%, 05/15/2049	300	331
Consumers Energy
3.950%, 05/15/2043	50	55
2.850%, 05/15/2022	100	101
Dayton Power & Light
3.950%, 06/15/2049 (A)	65	68
Delmarva Power & Light
4.150%, 05/15/2045	50	55
Dominion Energy
4.050%, 09/15/2042	100	104
2.850%, 08/15/2026	230	229

Adviser Managed Trust / Annual Report / July 31, 2019	55

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Dominion Energy Gas Holdings
4.600%, 12/15/2044	$25	$29
3.600%,12/15/2024	100	104
DPL
4.350%, 04/15/2029 (A)	45	44
Drax Finco
6.625%, 11/01/2025 (A)	250	260
DTE Electric
3.950%, 03/01/2049	400	442
3.750%, 08/15/2047	100	107
3.700%, 03/15/2045	50	52
3.700%, 06/01/2046	250	260
DTE Energy
3.300%, 06/15/2022	50	51
2.850%,10/01/2026	250	249
Duke Energy
3.750%, 04/15/2024	100	105
3.150%, 08/15/2027	300	307
Duke Energy Carolinas
4.250%, 12/15/2041	100	111
3.950%, 03/15/2048	50	54
3.350%, 05/15/2022	100	103
3.050%, 03/15/2023	50	51
2.950%, 12/01/2026	100	103
Duke Energy Florida
4.200%, 07/15/2048	100	112
3.800%, 07/15/2028	100	109
3.200%, 01/15/2027	250	260
Duke Energy Indiana
3.750%, 05/15/2046	250	260
Duke Energy Ohio
3.700%, 06/15/2046	214	221
Duke Energy Progress
4.150%, 12/01/2044	50	55
3.450%, 03/15/2029	240	255
Edison International
4.125%, 03/15/2028	250	257
2.950%, 03/15/2023	50	49
2.400%, 09/15/2022	180	176
El Paso Electric
5.000%, 12/01/2044	50	56
Emera US Finance
4.750%, 06/15/2046	235	264
3.550%, 06/15/2026	285	293
Enel Chile
4.875%, 06/12/2028	200	219
Entergy
5.125%, 09/15/2020	50	51
4.000%, 07/15/2022	100	104
2.950%, 09/01/2026	100	101
Entergy Arkansas
3.700%, 06/01/2024	100	106

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Entergy Mississippi
2.850%, 06/01/2028	$225	$227
Evergy
4.850%, 06/01/2021	55	57
Eversource Energy
3.150%, 01/15/2025	100	103
Exelon
5.625%, 06/15/2035	100	122
5.100%, 06/15/2045	100	121
3.950%, 06/15/2025	100	106
Exelon Generation
5.600%, 06/15/2042	100	115
FirstEnergy
7.375%, 11/15/2031	70	97
4.250%, 03/15/2023	40	42
3.900%, 07/15/2027	300	317
Florida Power & Light
5.950%, 02/01/2038	100	136
4.125%, 06/01/2048	250	285
4.050%, 10/01/2044	100	111
3.700%, 12/01/2047	200	212
Fortis
3.055%, 10/04/2026	300	300
Georgia Power
4.300%, 03/15/2042	25	27
Interstate Power & Light
3.700%, 09/15/2046	250	252
ITC Holdings
3.250%, 06/30/2026	30	31
Kansas City Power & Light
4.200%, 06/15/2047	100	112
4.125%, 04/01/2049	100	112
Kentucky Utilities
5.125%, 11/01/2040	94	115
MidAmerican Energy
4.250%, 07/15/2049	50	58
3.950%, 08/01/2047	250	272
3.650%, 04/15/2029	250	272
3.650%, 08/01/2048	250	262
3.100%, 05/01/2027	50	52
National Fuel Gas
5.200%, 07/15/2025	100	108
3.950%, 09/15/2027	100	101
Nevada Power
3.700%, 05/01/2029	155	167
NextEra Energy Capital Holdings
5.650%, VAR ICE LIBOR USD 3 Month+3.156%, 05/01/2079	100	105
3.500%, 04/01/2029	100	105
3.150%, 04/01/2024	100	103
NextEra Energy Operating Partners
4.500%, 09/15/2027 (A)	108	109

56	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 07/15/2024 (A)	$50	$51
4.250%, 09/15/2024 (A)	136	137
NiSource
5.950%, 06/15/2041	100	126
5.650%, 02/01/2045	50	62
3.950%, 03/30/2048	100	102
3.490%, 05/15/2027	50	52
Northern States Power
4.125%, 05/15/2044	100	111
2.200%, 08/15/2020	50	50
NRG Energy
6.625%, 01/15/2027	525	560
5.750%, 01/15/2028	109	116
5.250%, 06/15/2029 (A)	61	64
NSTAR Electric
3.250%, 05/15/2029	50	52
3.200%, 05/15/2027	100	103
Ohio Edison
6.875%, 07/15/2036	100	135
Ohio Power
4.000%, 06/01/2049	20	22
Oklahoma Gas & Electric
3.850%, 08/15/2047	250	255
Oncor Electric Delivery
4.100%, 11/15/2048	100	113
3.800%, 06/01/2049 (A)	100	108
3.700%, 11/15/2028 (A)	100	108
2.950%, 04/01/2025	50	51
2.750%, 06/01/2024 (A)	100	102
ONE Gas
4.500%, 11/01/2048	45	53
PacifiCorp
3.600%, 04/01/2024	50	52
Piedmont Natural Gas
3.640%, 11/01/2046	25	25
3.500%, 06/01/2029	150	157
Pinnacle West Capital
2.250%,11/30/2020	45	45
Potomac Electric Power
6.500%, 11/15/2037	100	139
PPL Capital Funding
4.000%, 09/15/2047	100	99
3.400%, 06/01/2023	100	103
PPL Electric Utilities
4.150%, 10/01/2045	100	111
Progress Energy
4.400%, 01/15/2021	100	102
PSEG Power
8.625%, 04/15/2031	100	138
Public Service Electric & Gas MTN
3.850%, 05/01/2049	125	135
3.200%, 05/15/2029	150	157

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.000%, 05/15/2027	$100	$102
Public Service Enterprise Group
2.000%, 11/15/2021	100	99
San Diego Gas & Electric
4.100%, 06/15/2049	250	266
3.750%, 06/01/2047	250	255
Sempra Energy
3.800%, 02/01/2038	100	100
2.900%, 02/01/2023	15	15
2.850%,11/15/2020	100	101
South Carolina Electric & Gas
5.100%, 06/01/2065	100	127
4.250%, 08/15/2028	15	17
Southern
4.250%, 07/01/2036	230	243
3.250%, 07/01/2026	250	255
2.950%, 07/01/2023	100	102
2.350%, 07/01/2021	50	50
Southern California Edison
4.875%, 03/01/2049	100	116
4.650%, 10/01/2043	100	112
3.700%, 08/01/2025	60	63
3.500%, 10/01/2023	50	51
Southern California Gas
4.300%, 01/15/2049	25	28
Southern Gas Capital
3.500%, 09/15/2021	100	102
Southern Power
4.150%, 12/01/2025	50	53
2.500%, 12/15/2021	50	50
Southwest Gas
4.150%, 06/01/2049	30	31
Southwestern Electric Power
3.900%, 04/01/2045	50	51
Southwestern Public Service
3.750%, 06/15/2049	100	104
Talen Energy Supply
10.500%, 01/15/2026 (A)	100	94
7.250%, 05/15/2027 (A)	55	54
6.500%, 06/01/2025	150	121
TerraForm Power Operating
5.000%, 01/31/2028 (A)	147	149
4.250%, 01/31/2023 (A)	70	70
Union Electric
3.650%, 04/15/2045	100	104
3.500%, 03/15/2029	100	107
Virginia Electric & Power
8.875%, 11/15/2038	50	83
4.600%, 12/01/2048	260	309
4.200%, 05/15/2045	25	28
3.800%, 09/15/2047	250	262
2.750%, 03/15/2023	50	50

Adviser Managed Trust / Annual Report / July 31, 2019	57

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Vistra Operations
5.625%, 02/15/2027 (A)	$415	$438
5.500%, 09/01/2026 (A)	105	110
5.000%, 07/31/2027 (A)	181	185
Washington Gas Light MTN
3.796%, 09/15/2046	35	35
WEC Energy Group
3.550%, 06/15/2025	100	105
3.100%, 03/08/2022	45	46
Xcel Energy
4.000%, 06/15/2028	250	271
2.600%, 03/15/2022	250	251
		27,770

Total Corporate Obligations (Cost $461,089) ($ Thousands)		477,435

U.S. TREASURY OBLIGATIONS — 28.9%
U.S. Treasury Bonds
7.125%, 02/15/2023	2,000	2,358
6.250%, 08/15/2023	2,500	2,925
5.375%, 02/15/2031	500	670
5.000%, 05/15/2037	1,250	1,760
4.750%, 02/15/2037	750	1,026
4.750%, 02/15/2041	510	713
4.625%, 02/15/2040	3,000	4,113
4.500%, 02/15/2036	650	857
4.500%, 05/15/2038	150	201
4.375%, 02/15/2038	1,000	1,320
4.375%, 05/15/2040	750	998
4.375%, 05/15/2041	3,000	4,002
4.250%, 05/15/2039	250	327
3.875%, 08/15/2040	1,225	1,528
3.750%, 08/15/2041	1,000	1,227
3.750%, 11/15/2043	6,000	7,384
3.625%, 08/15/2043	500	603
3.625%, 02/15/2044	180	217
3.500%, 02/15/2039	300	356
3.375%, 05/15/2044	1,055	1,225
3.375%, 11/15/2048	300	353
3.125%, 02/15/2042	1,000	1,118
3.125%, 08/15/2044	800	892
3.125%, 05/15/2048	4,500	5,045
3.000%, 11/15/2044	2,525	2,757
3.000%, 05/15/2045	8,700	9,507
3.000%, 11/15/2045	1,500	1,640
3.000%, 02/15/2047	2,350	2,575
3.000%, 05/15/2047	1,500	1,642
3.000%, 02/15/2048	1,000	1,095
3.000%, 08/15/2048	3,800	4,165
3.000%, 02/15/2049	2,000	2,195

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.875%, 05/15/2043	$2,625	$2,807
2.875%, 08/15/2045	750	801
2.875%, 11/15/2046	2,250	2,406
2.875%, 05/15/2049	2,000	2,145
2.750%, 08/15/2042	6,000	6,294
2.750%, 08/15/2047	1,000	1,043
2.750%, 11/15/2047	1,200	1,252
2.500%, 02/15/2045	500	498
2.500%, 02/15/2046	700	696
2.500%, 05/15/2046	650	646
2.250%, 02/15/2027	2,500	2,552
2.250%, 08/15/2046	3,600	3,399
U.S. Treasury Notes
3.625%, 02/15/2021	2,500	2,562
3.125%, 05/15/2021	2,250	2,296
3.125%, 11/15/2028	10,400	11,375
2.875%, 10/15/2021	2,000	2,042
2.875%, 09/30/2023	2,000	2,081
2.875%, 10/31/2023	19,500	20,308
2.875%, 11/30/2023	1,500	1,563
2.875%, 04/30/2025	2,000	2,107
2.875%, 05/31/2025	2,000	2,108
2.875%, 05/15/2028	500	535
2.875%, 08/15/2028	2,500	2,679
2.750%, 11/30/2020	4,000	4,039
2.750%, 04/30/2023	7,000	7,226
2.750%, 05/31/2023	20,000	20,659
2.750%, 07/31/2023	5,000	5,172
2.750%, 08/31/2023	4,000	4,141
2.750%, 11/15/2023	1,000	1,037
2.750%, 02/15/2024	2,750	2,857
2.750%, 02/15/2028	2,500	2,650
2.625%, 08/15/2020	10,500	10,562
2.625%, 12/15/2021	5,000	5,088
2.625%, 12/31/2023	5,500	5,679
2.625%, 12/31/2025	2,500	2,606
2.625%, 02/15/2029	7,000	7,365
2.500%, 12/31/2020	5,000	5,035
2.500%, 01/15/2022	5,000	5,074
2.500%, 03/31/2023	2,500	2,557
2.500%, 01/31/2024	7,000	7,194
2.500%, 05/15/2024	2,450	2,522
2.500%, 01/31/2025	1,500	1,548
2.375%, 01/31/2023	3,000	3,052
2.375%, 02/29/2024	5,000	5,116
2.375%, 05/15/2027	5,800	5,975
2.250%, 07/31/2021	4,000	4,026
2.250%, 12/31/2023	1,000	1,016
2.250%, 01/31/2024	1,000	1,017
2.250%, 04/30/2024	6,000	6,108
2.250%, 11/15/2024	6,000	6,113
2.250%, 12/31/2024	2,000	2,038

58	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.250%,11/15/2025	$3,500	$3,570
2.250%, 03/31/2026	3,000	3,061
2.250%, 08/15/2027	2,000	2,041
2.250%,11/15/2027	1,500	1,530
2.125%, 08/31/2020	1,000	1,001
2.125%, 01/31/2021	1,500	1,503
2.125%, 05/31/2021	5,000	5,018
2.125%, 09/30/2021	2,500	2,512
2.125%, 12/31/2021	1,000	1,006
2.125%, 05/15/2022	5,000	5,036
2.125%, 12/31/2022	10,000	10,092
2.125%, 11/30/2023	700	708
2.125%, 02/29/2024	1,500	1,517
2.125%, 03/31/2024	1,500	1,518
2.125%, 05/15/2025	2,500	2,532
2.125%, 05/31/2026	2,000	2,025
2.000%, 10/31/2021	2,000	2,005
2.000%, 11/15/2021	5,000	5,013
2.000%, 02/15/2022	3,000	3,010
2.000%, 10/31/2022	2,000	2,009
2.000%, 11/30/2022	1,000	1,005
2.000%, 05/31/2024	1,000	1,007
2.000%, 02/15/2025	2,850	2,867
2.000%, 08/15/2025	1,200	1,207
2.000%, 11/15/2026	10,000	10,037
1.875%, 01/31/2022	4,500	4,499
1.875%, 02/28/2022	2,000	2,000
1.875%, 03/31/2022	1,500	1,501
1.875%, 04/30/2022	3,000	3,001
1.875%, 05/31/2022	5,000	5,003
1.875%, 07/31/2022	10,000	10,005
1.875%, 08/31/2024	1,000	1,001
1.750%, 12/31/2020	3,000	2,990
1.750%, 11/30/2021	4,000	3,988
1.750%, 05/31/2022	1,500	1,495
1.750%, 01/31/2023	2,000	1,993
1.750%, 05/15/2023	1,750	1,743
1.750%, 06/30/2024	7,000	6,968
1.625%, 10/15/2020	3,000	2,986
1.625%, 06/30/2021	5,000	4,974
1.625%, 08/31/2022	2,000	1,986
1.625%, 05/31/2023	500	496
1.625%, 02/15/2026	2,650	2,601
1.625%, 05/15/2026	2,000	1,961
1.500%, 02/28/2023	750	741
1.500%, 03/31/2023	2,000	1,975
1.500%, 08/15/2026	2,000	1,942
1.375%, 01/31/2021	1,000	991
1.375%, 04/30/2021	4,000	3,961
1.375%, 05/31/2021	3,000	2,970
1.375%, 08/31/2023	1,500	1,472
1.375%, 09/30/2023	1,000	981

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
1.250%, 03/31/2021	$5,000	$4,942
1.250%, 10/31/2021	3,000	2,958
1.125%, 02/28/2021	3,500	3,454
1.125%, 06/30/2021	5,000	4,926
1.125%, 07/31/2021	5,500	5,416
1.125%, 09/30/2021	1,500	1,476

Total U.S. Treasury Obligations (Cost $438,856) ($Thousands)		450,687

MORTGAGE-BACKED SECURITIES — 21.7%

Agency Mortgage-Backed Obligations — 20.8%
FHLMC
5.500%, 10/01/2038 to 06/01/2041	1,011	1,121
5.000%, 09/01/2023 to 11/01/2041	1,698	1,840
4.500%, 08/01/2040 to 02/01/2045	2,161	2,329
4.000%, 12/01/2040 to 05/01/2048	7,387	7,808
3.500%, 10/01/2020 to 12/01/2047	12,510	12,954
3.000%, 09/01/2029 to 01/01/2047	11,184	11,368
2.500%, 10/01/2029 to 06/01/2031	2,578	2,597
FHLMC Multifamily Structured Pass-Through Certificates, Ser K030, CI A2
3.250%, 04/25/2023 (F)	500	517
FHLMC Multifamily Structured Pass-Through Certificates, Ser K048, CI A2
3.284%, 06/25/2025 (F)	1,500	1,581
FHLMC Multifamily Structured Pass-Through Certificates, Ser K054, CI A2
2.745%, 01/25/2026	400	411
FHLMC Multifamily Structured Pass-Through Certificates, Ser K066, CI AM
3.200%, 06/25/2027	900	946
FHLMC Multifamily Structured Pass-Through Certificates, Ser K067, CI AM
3.276%, 08/25/2027	200	211
FHLMC Multifamily Structured Pass-Through Certificates, Ser K079, CI A2
3.926%, 06/25/2028	550	612
FHLMC Multifamily Structured Pass-Through Certificates, Ser K088, CI A2
3.690%, 01/25/2029	409	449
FHLMC Multifamily Structured Pass-Through Certificates, Ser K089, CI A2
3.563%, 01/25/2029	571	622
FHLMC Multifamily Structured Pass-Through Certificates, Ser K090, CI A2
3.422%, 02/25/2029	262	283
FHLMC Multifamily Structured Pass-Through Certificates, Ser K156, CI A1
3.700%, 05/25/2030	1,279	1,382
FNMA
6.000%, 07/01/2036 to 10/01/2039	596	676

Adviser Managed Trust / Annual Report / July 31, 2019	59

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
5.500%, 01/01/2035 to 09/01/2041	$1,800	$2,011
5.000%, 07/01/2040 to 05/01/2042	2,639	2,883
4.500%, 11/01/2040 to 01/01/2049	30,150	31,873
4.000%, 04/01/2020 to 03/01/2049	42,931	44,785
3.500%, 01/01/2027 to 07/01/2048	63,170	65,264
3.000%, 08/01/2029 to 01/01/2047	30,363	30,870
2.500%, 07/01/2028 to 03/01/2043	3,817	3,840
FNMA, Ser 2012-M2, CI A2
2.717%, 02/25/2022	383	388
FNMA, Ser 2014-M11, CI 2A
3.299%, 08/25/2026 (F)	465	492
FNMA, Ser 2015-M1, CI A2
2.532%, 09/25/2024	350	353
FNMA, Ser 2016-M1, CI A2
2.939%, 01/25/2026 (F)	275	283
FNMA, Ser 2016-M5, CI A2
2.469%, 04/25/2026	750	757
FNMA, Ser 2018-M1,CI A2
2.986%,12/25/2027(F)	115	119
FNMA, Ser 2019-M5, CI A2
3.273%, 01/25/2029	275	291
GNMA
6.500%, 11/15/2038	80	92
5.500%, 01/15/2033 to 10/20/2043	871	971
5.000%, 10/15/2033 to 11/20/2046	1,045	1,125
4.500%, 04/15/2040 to 02/20/2049	13,266	13,926
4.000%, 04/15/2040 to 03/20/2049	30,972	32,349
3.500%, 06/20/2042 to 07/20/2047	29,995	31,165
3.000%, 05/15/2042 to 05/20/2047	12,035	12,362

		323,906

Non-Agency Mortgage-Backed Obligations — 0.9%
BANK, Ser 2017-BNK7, CI A4
3.175%, 09/15/2060	200	207
BANK, Ser 2019-BN17, CI A4
3.714%, 04/15/2052	265	286
BANK, Ser 2019-BN18, CI A4
3.584%, 05/15/2062	250	268
Barclays Commercial Mortgage Trust, Ser 2019-C3, CI A4
3.583%, 05/15/2052	200	213
BENCHMARK Mortgage Trust, Ser 2018-B3, CI A5
4.025%, 04/10/2051	200	220
BENCHMARK Mortgage Trust, Ser 2018-B4, CI A5
4.121%, 07/15/2051 (F)	100	111
BENCHMARK Mortgage Trust, Ser 2019-B10, CI A4
3.717%, 03/15/2062	260	280
CD Mortgage Trust, Ser 2017-CD6, CI A5
3.456%, 11/13/2050	150	159

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, CI A4
3.024%, 09/10/2045	$534	$543
Citigroup Commercial Mortgage Trust, Ser 2014-GC21, CI A5
3.855%, 05/10/2047	265	281
Citigroup Commercial Mortgage Trust, Ser 2014-GC23, CI AS
3.863%, 07/10/2047	1,000	1,052
C0MM Mortgage Trust, Ser 2015-PC1, CI A4
3.620%, 07/10/2050	240	252
C0MM Mortgage Trust, Ser 2017-C0R2, CI A3
3.510%, 09/10/2050	300	317
C0MM Mortgage Trust, Ser 2018-C0R3, CI A3
4.228%, 05/10/2051	1,000	1,111
Commercial Mortgage Trust, Ser 2014-UBS2, CI A5
3.961%, 03/10/2047	270	287
Commercial Mortgage Trust, Ser 2014-UBS3, CI A3
3.546%, 06/10/2047	193	202
CSAIL Commercial Mortgage Trust, Ser 2015- C3, CI A4
3.718%, 08/15/2048	245	260
CSAIL Commercial Mortgage Trust, Ser 2017- CX10, CI A5
3.458%, 11/15/2050 (F)	325	342
CSMC Trust, Ser 2016-NXSR,CI A4
3.795%, 12/15/2049 (F)	350	373
GS Mortgage Securities Trust, Ser 2014- GC20, CI AS
4.258%, 04/10/2047	297	316
GS Mortgage Securities Trust, Ser 2014- GC20, CI A5
3.998%, 04/10/2047	265	282
GS Mortgage Securities Trust, Ser 2017-GS7, CI A4
3.430%, 08/10/2050	500	526
GS Mortgage Securities Trust, Ser 2019- GC39, CI A4
3.567%, 05/10/2052	175	187
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C14, CI AS
4.409%, 08/15/2046 (F)	295	313
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, CI A4
3.801%, 09/15/2047	500	531
JPMCC Commercial Mortgage Securities Trust, Ser 2019-C0R4, CI A5
4.029%, 03/10/2052	300	329
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, CI A3
4.171%, 08/15/2046	389	399

60	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C23, CI A4
3.719%, 07/15/2050	$200	$213
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C31, CI A5
3.102%, 11/15/2049	579	596
Morgan Stanley Capital I Trust, Ser 2016- BNK2, CI A3
2.791%, 11/15/2049	500	506
UBS Commercial Mortgage Trust, Ser 2018- C10, CI A4
4.313%, 05/15/2051	200	224
UBS Commercial Mortgage Trust, Ser 2018- C12, CI ASB
4.195%, 08/15/2051	500	545
UBS-Barclays Commercial Mortgage Trust,
Ser 2013-C5, CI A4
3.185%, 03/10/2046	305	313
Wells Fargo Commercial Mortgage Trust,
Ser 2015-C31, CI A4
3.695%, 11/15/2048	500	532
Wells Fargo Commercial Mortgage Trust,
Ser 2015-LC22, CI B
4.543%, 09/15/2058 (F)	800	869
Wells Fargo Commercial Mortgage Trust,
Ser 2017-RC1, CI A4
3.631%, 01/15/2060	300	319
Wells Fargo Commercial Mortgage Trust,
Ser 2019-C50, CI A5
3.729%, 05/15/2052	65	70
WFRBS Commercial Mortgage Trust, Ser 2012-C9, CI AS
3.388%, 11/15/2045	210	215
WFRBS Commercial Mortgage Trust, Ser 2014-C19, CI A5
4.101%, 03/15/2047	250	268
WFRBS Commercial Mortgage Trust, Ser 2014-C22, CI A4
3.488%, 09/15/2057	300	314

		14,631
Total Mortgage-Backed Securities (Cost $334,506) ($ Thousands)		338,537

SOVEREIGN DEBT — 16.0%

Angolan Government International Bond
9.500%, 11/12/2025 (A)	300	347
8.250%, 05/09/2028 (A)	600	638
Argentine Republic Government International
Bond
8.280%, 12/31/2033	210	182

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
7.625%, 04/22/2046	$500	$402
7.500%, 04/22/2026	900	770
7.125%, 07/06/2036	450	353
7.125%, 06/28/2117	1,250	959
6.875%, 04/22/2021	500	449
6.875%, 01/26/2027	450	372
6.875%, 01/11/2048	200	151
6.625%, 07/06/2028	200	161
5.875%, 01/11/2028	1,900	1,496
5.625%, 01/26/2022	400	344
4.625%, 01/11/2023	1,550	1,290
3.750%, 5.250%, 03/31/2029, 12/31/2038 (E)	600	358
Armenia Government International Bond
7.150%, 03/26/2025	200	231
Azerbaijan Government International Bond
4.750%, 03/18/2024 (A)	200	213
3.500%, 09/01/2032 (A)	350	335
Bahamas Government International Bond
6.000%, 11/21/2028 (A)	200	220
Bahrain Government International Bond
7.500%, 09/20/2047 (A)	300	341
7.000%, 01/26/2026 (A)	200	224
7.000%, 10/12/2028 (A)	500	565
6.750%, 09/20/2029 (A)	200	222
6.125%, 07/05/2022 (A)	200	213
6.125%, 08/01/2023 (A)	300	323
5.875%, 01/26/2021 (A)	200	206
Belarus Government International Bond
6.875%, 02/28/2023 (A)	200	213
6.200%, 02/28/2030 (A)	300	317
Belize Government International Bond
4.938%, 02/20/2034 (D)	100	61
Bolivian Government International Bond
5.950%, 08/22/2023	300	327
4.500%, 03/20/2028 (A)	200	194
Brazilian Government International Bond
8.875%, 04/15/2024	100	127
8.250%, 01/20/2034	350	483
7.125%, 01/20/2037	200	256
6.000%, 04/07/2026	350	403
5.625%, 01/07/2041	250	278
5.625%, 02/21/2047	1,100	1,224
5.000%, 01/27/2045	550	567
4.875%, 01/22/2021	300	311
4.625%, 01/13/2028	1,200	1,271
4.500%, 05/30/2029	200	208
4.250%, 01/07/2025	950	1,000
2.625%, 01/05/2023	750	748
Bundesobligation
-0.483%, 04/08/2022 (C) (G)	EUR 687	782
-0.584%, 04/17/2020 (C) (G)	131	146

Adviser Managed Trust / Annual Report / July 31, 2019	61

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Bundesrepublik Deutschland Bundesanleihe
4.750%, 07/04/2034	EUR	273	$536
4.750%, 07/04/2040		7	16
4.250%, 07/04/2039		190	396
4.000%, 01/04/2037		37	72
2.500%, 07/04/2044		255	456
2.500%, 08/15/2046		153	280
2.000%, 01/04/2022		631	751
2.000%, 08/15/2023		530	658
1.750%, 02/15/2024		546	679
1.250%, 08/15/2048		87	128
1.000%, 08/15/2024		2	2
1.000%, 08/15/2025		29	36
0.500%, 02/15/2025		619	737
0.500%, 02/15/2026		37	44
0.500%, 02/15/2028		464	564
0.250%, 02/15/2027		15	18
-0.127%, 08/15/2026 (C) (G)		20	23
Bundesschatzanweisungen
-0.568%, 12/11/2020 (C) (G)		275	310
-0.581%, 03/13/2020 (C) (G)		104	116
Cameroon Government International Bond
9.500%, 11/19/2025 (A)	$	200	217
Canadian Government International Bond
4.000%, 06/01/2041	CAD	15	16
3.500%, 12/01/2045		314	328
2.625%, 01/25/2022	$	410	417
2.250%, 06/01/2025	CAD	532	422
2.000%, 11/15/2022	$	300	301
2.000%, 06/01/2028	CAD	560	444
1.500%, 03/01/2020		833	633
Chile Government International Bond
3.875%, 08/05/2020	$	150	153
3.860%, 06/21/2047		300	326
3.240%, 02/06/2028		1,000	1,045
3.125%, 01/21/2026		200	208
China Government International Bond
4.000%, 10/19/2048		200	223
3.500%, 10/19/2028		200	217
3.250%, 10/19/2023		200	208
2.625%, 11/02/2027		200	203
2.125%, 11/02/2022		200	199
Colombia Government International Bond
7.375%, 09/18/2037		200	275
6.125%, 01/18/2041		1,250	1,558
5.625%, 02/26/2044		200	239
5.200%, 05/15/2049		1,000	1,149
5.000%, 06/15/2045		500	556
4.500%, 01/28/2026		200	215
4.500%, 03/15/2029		800	874
4.375%, 07/12/2021		550	569
4.000%, 02/26/2024		300	315

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
3.875%, 04/25/2027	$	800	$835
2.625%, 03/15/2023		600	598
Costa Rica Government International Bond
7.158%, 03/12/2045		400	414
7.000%, 04/04/2044 (A)		200	204
4.375%, 04/30/2025 (A)		200	194
Croatia Government International Bond
6.375%, 03/24/2021		450	477
6.000%, 01/26/2024		200	228
5.500%, 04/04/2023		250	275
Dominican Republic International Bond
7.500%, 05/06/2021		67	70
7.450%, 04/30/2044		150	177
6.875%, 01/29/2026 (A)		200	227
6.850%, 01/27/2045		100	112
6.600%, 01/28/2024		100	111
6.500%, 02/15/2048 (A)		200	214
6.400%, 06/05/2049 (A)		350	373
6.000%, 07/19/2028 (A)		600	656
5.950%, 01/25/2027 (A)		200	218
5.875%, 04/18/2024		400	429
5.500%, 01/27/2025		500	531
Ecuador Government International Bond
10.750%, 03/28/2022 (A)		700	774
9.650%, 12/13/2026 (A)		500	539
9.625%, 06/02/2027 (A)		200	214
8.875%, 10/23/2027 (A)		200	206
8.750%, 06/02/2023 (A)		200	215
7.950%, 06/20/2024		200	208
7.875%, 01/23/2028 (A)		1,300	1,274
Egypt Government International Bond
8.500%, 01/31/2047 (A)		200	218
7.903%, 02/21/2048 (A)		600	623
7.600%, 03/01/2029 (A)		200	214
7.500%, 01/31/2027 (A)		400	436
6.875%, 04/30/2040		200	195
6.588%, 02/21/2028 (A)		500	514
5.875%, 06/11/2025		200	208
5.577%, 02/21/2023 (A)		1,050	1,087
El Salvador Government International Bond
8.625%, 02/28/2029 (A)		600	702
7.650%, 06/15/2035		60	65
7.625%, 02/01/2041 (A)		150	162
6.375%, 01/18/2027		100	103
5.875%, 01/30/2025		50	52
Ethiopia Government International Bond
6.625%, 12/11/2024		200	208
Export Development Canada
2.625%, 02/21/2024		500	516
2.500%, 01/24/2023		400	407
2.000%, 05/17/2022		200	200
1.375%, 10/21/2021		100	99

62	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Export-Import Bank of Korea
3.500%, 11/27/2021	$	500	$513
2.875%, 01/21/2025		100	102
2.625%, 05/26/2026		200	199
French Republic Government Bond OAT
8.500%, 04/25/2023	EUR	1	1
5.750%, 10/25/2032		29	57
5.500%, 04/25/2029		20	35
4.750%, 04/25/2035		263	501
4.500%, 04/25/2041		280	576
4.250%, 10/25/2023		428	578
4.000%, 10/25/2038		54	101
4.000%, 04/25/2055		9	20
4.000%, 04/25/2060		8	19
3.750%, 04/25/2021		700	840
3.500%, 04/25/2020		97	111
3.250%, 10/25/2021		107	130
3.250%, 05/25/2045		180	328
3.000%, 04/25/2022		263	323
2.750%, 10/25/2027		417	585
2.500%, 10/25/2020		1	1
2.500%, 05/25/2030		366	524
2.250%, 05/25/2024		150	191
2.000%, 05/25/2048 (A)		245	366
1.750%, 05/25/2023		1	1
1.750%, 11/25/2024		385	483
1.750%, 05/25/2066 (A)		125	182
1.500%, 05/25/2031		384	505
1.250%, 05/25/2034		126	162
1.250%, 05/25/2036 (A)		332	428
1.000%, 11/25/2025		665	812
0.750%, 11/25/2028		375	456
0.500%, 05/25/2025		481	568
-0.445%, 05/25/2021 (C) (G)		1	1
-0.530%, 05/25/2020 (C) (G)		140	157
Gabon Government International Bond
6.950%, 06/16/2025	$	300	300
6.375%, 12/12/2024		200	198
Ghana Government International Bond
10.750%, 10/14/2030		300	380
8.950%, 03/26/2051 (A)		200	207
8.125%, 01/18/2026		200	216
8.125%, 03/26/2032 (A)		200	203
7.875%, 08/07/2023		200	219
7.875%, 03/26/2027 (A)		200	211
7.625%, 05/16/2029 (A)		300	306
Guatemala Government International Bond
5.750%, 06/06/2022 (A)		200	213
4.875%, 02/13/2028		100	104
4.500%, 05/03/2026 (A)		200	203
4.375%,06/05/2027(A)		300	302

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Honduras Government International Bond
7.500%, 03/15/2024	$	200	$220
6.250%, 01/19/2027 (A)		150	162
Hungary Government International Bond
7.625%, 03/29/2041		300	475
6.375%, 03/29/2021		550	584
5.750%, 11/22/2023		200	225
5.375%, 02/21/2023		800	877
5.375%, 03/25/2024		450	504
Indonesia Government International Bond
8.500%, 10/12/2035		100	152
7.750%, 01/17/2038		300	438
6.750%, 01/15/2044 (A)		275	380
6.625%, 02/17/2037		325	427
5.950%, 01/08/2046 (A)		200	253
5.875%, 01/15/2024 (A)		200	225
5.375%, 10/17/2023 (A)		200	221
5.350%, 02/11/2049		800	967
5.250%, 01/17/2042 (A)		950	1,098
5.250%, 01/08/2047 (A)		200	234
5.125%, 01/15/2045 (A)		200	230
4.875%, 05/05/2021 (A)		500	518
4.750%, 01/08/2026 (A)		200	220
4.750%, 02/11/2029		650	733
4.625%, 04/15/2043 (A)		400	430
4.450%, 02/11/2024		550	588
4.350%, 01/08/2027 (A)		200	216
4.350%, 01/11/2048		500	526
4.125%, 01/15/2025 (A)		200	212
4.100%, 04/24/2028		600	641
3.850%, 07/18/2027 (A)		200	209
3.750%, 04/25/2022 (A)		450	463
3.700%, 01/08/2022 (A)		200	205
3.500%, 01/11/2028		200	205
3.375%, 04/15/2023 (A)		200	205
2.950%, 01/11/2023		200	202
Iraq Government AID Bond
2.149%, 01/18/2022		320	322
Iraq Government International Bond
6.752%, 03/09/2023 (A)		400	414
5.800%, 01/15/2028 (A)		250	248
Israel Government International Bond
4.500%, 01/30/2043		200	230
4.125%, 01/17/2048		200	219
3.250%, 01/17/2028		100	105
2.875%, 03/16/2026		300	310
Italy Buoni Poliennali Del Tesoro
6.500%, 11/01/2027	EUR	104	162
6.000%, 05/01/2031		267	431
5.250%, 11/01/2029		15	22
5.000%, 08/01/2034 (A)		330	509
5.000%, 08/01/2039 (A)		211	333

Adviser Managed Trust / Annual Report / July 31, 2019	63

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
5.000%, 09/01/2040 (A)	EUR 195	$308
4.750%, 09/01/2028 (A)	299	430
4.750%, 09/01/2044 (A)	28	44
4.000%, 02/01/2037 (A)	61	86
3.750%, 05/01/2021 (A)	500	593
3.450%, 03/01/2048 (A)	150	198
3.250%, 09/01/2046 (A)	161	206
2.800%, 12/01/2028	274	341
2.800%, 03/01/2067(A)	119	133
2.500%, 12/01/2024	368	444
2.500%, 11/15/2025	318	385
2.300%, 10/15/2021	519	605
2.050%, 08/01/2027	296	349
2.000%, 02/01/2028	302	355
1.650%, 03/01/2032 (A)	93	102
1.450%, 05/15/2025	347	397
1.000%, 07/15/2022	821	931
0.650%, 11/01/2020	544	612
0.650%, 10/15/2023	382	427
Italy Government International Bond
6.875%, 09/27/2023	$100	114
5.375%, 06/15/2033	150	167
Ivory Coast Government International Bond
6.375%, 03/03/2028	500	502
6.125%, 06/15/2033 (A)	200	189
5.750%, 12/31/2032	13	13
5.375%, 07/23/2024	200	203
Jamaica Government International Bond
8.000%, 03/15/2039	100	126
7.875%, 07/28/2045	100	127
6.750%, 04/28/2028	800	925
Japan Bank for International Cooperation
3.375%, 10/31/2023	200	210
3.250%, 07/20/2023	500	521
3.125%, 07/20/2021	300	306
2.875%, 06/01/2027	100	104
2.500%, 06/01/2022	200	202
2.500%, 05/23/2024	200	203
2.375%, 07/21/2022	100	101
1.875%, 07/21/2026	200	195
Japan Finance Organization for Municipalities
4.000%, 01/13/2021	100	102
Japan Government Five Year Bond
0.100%, 06/20/2020	JPY 185,600	1,714
0.100%, 09/20/2020	209,300	1,934
0.100%, 09/20/2021	97,700	906
0.100%, 12/20/2021	105,000	974
0.100%, 09/20/2022	119,000	1,107
0.100%, 03/20/2023	253,100	2,359
0.100%, 06/20/2023	182,000	1,699

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Japan Government Forty Year Bond
0.900%, 03/20/2057	JPY 77,200	$837
Japan Government Ten Year Bond
0.800%, 06/20/2022	67,700	642
0.800%, 12/20/2022	115,800	1,104
0.800%, 09/20/2023	205,500	1,974
0.700%, 12/20/2022	102,250	971
0.400%, 09/20/2025	181,000	1,734
0.100%, 03/20/2026	108,250	1,020
0.100%, 06/20/2026	118,000	1,113
0.100%, 03/20/2027	120,000	1,135
0.100%, 09/20/2027	146,600	1,388
0.100%, 03/20/2028	162,600	1,539
0.100%, 06/20/2028	164,950	1,561
0.100%, 09/20/2028	170,200	1,610
0.100%, 12/20/2028	63,200	598
0.100%, 06/20/2029	41,400	391
Japan Government Thirty Year Bond
2.500%, 03/20/2036	127,700	1,641
2.300%, 03/20/2040	13,150	172
1.700%, 09/20/2044	66,650	822
1.400%, 09/20/2045	45,000	528
0.900%, 09/20/2048	43,000	456
0.800%, 06/20/2047	43,000	445
0.800%, 09/20/2047	38,000	394
0.800%, 03/20/2048	46,000	477
0.600%, 12/20/2046	45,000	444
0.300%, 06/20/2046	48,750	447
Japan Government Twenty Year Bond
1.700%, 09/20/2032	87,000	983
1.600%, 03/20/2033	130,250	1,462
1.500%, 03/20/2034	82,000	917
1.000%, 12/20/2035	98,800	1,044
0.700%, 09/20/2038	54,500	550
0.600%, 12/20/2036	81,000	806
0.600%, 09/20/2037	56,000	557
0.500%, 09/20/2036	118,300	1,159
0.500%, 03/20/2038	74,500	727
0.500%, 06/20/2038	23,500	229
0.400%, 03/20/2039	25,150	240
Jordan Government International Bond
7.375%, 10/10/2047 (A)	$100	106
6.125%, 01/29/2026 (A)	300	315
5.750%, 01/31/2027 (A)	200	205
Kazakhstan Government International Bond
6.500%, 07/21/2045 (A)	500	694
5.125%, 07/21/2025 (A)	500	563
4.875%, 10/14/2044 (A)	200	230
Kenya Government International Bond
8.250%, 02/28/2048 (A)	100	104
7.250%, 02/28/2028 (A)	600	624
7.000%, 05/22/2027 (A)	300	314

64	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
6.875%, 06/24/2024	$200	$215
Korea Government International Bond
3.875%, 09/11/2023	200	214
3.500%, 09/20/2028	200	216
Kuwait Government International Bond
3.500%, 03/20/2027 (A)	1,050	1,112
2.750%, 03/20/2022 (A)	500	505
Lebanon Government International Bond
8.250%, 04/12/2021	400	373
7.250%, 03/23/2037	100	76
7.000%, 03/23/2032	100	77
6.850%, 03/23/2027	900	702
6.650%, 11/03/2028	50	38
6.650%, 02/26/2030	550	413
6.600%, 11/27/2026	450	348
6.250%, 05/27/2022	600	513
6.100%, 10/04/2022	400	339
6.000%, 01/27/2023	50	42
Mexico Government International Bond
6.750%, 09/27/2034	525	673
6.050%, 01/11/2040	900	1,079
5.750%, 10/12/2110	500	543
5.550%, 01/21/2045	850	982
4.750%, 03/08/2044	550	568
4.600%, 01/23/2046	600	605
4.600%, 02/10/2048	1,100	1,112
4.500%, 04/22/2029	1,700	1,811
4.500%, 01/31/2050	215	214
4.350%, 01/15/2047	550	535
4.150%, 03/28/2027	650	677
4.125%, 01/21/2026	550	576
4.000%, 10/02/2023	1,300	1,360
3.750%, 01/11/2028	600	607
3.625%, 03/15/2022	400	411
3.600%, 01/30/2025	400	409
Mongolia Government International Bond
8.750%, 03/09/2024 (A)	200	227
5.625%, 05/01/2023 (A)	400	408
Morocco Government International Bond
5.500%, 12/11/2042 (A)	100	117
4.250%, 12/11/2022 (A)	400	417
Namibia Government International Bond
5.500%, 11/03/2021 (A)	200	208
Nigeria Government International Bond
9.248%, 01/21/2049 (A)	250	286
8.747%, 01/21/2031 (A)	500	564
7.875%, 02/16/2032 (A)	200	212
7.696%, 02/23/2038 (A)	300	309
7.625%, 11/21/2025 (A)	200	222
7.625%, 11/28/2047 (A)	100	101
7.143%, 02/23/2030 (A)	300	310
6.500%, 11/28/2027 (A)	200	205

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Oman Government International Bond
6.750%, 01/17/2048 (A)	$600	$565
6.500%, 03/08/2047 (A)	250	231
5.625%, 01/17/2028 (A)	850	840
5.375%, 03/08/2027 (A)	200	195
4.875%, 02/01/2025 (A)	200	200
4.750%, 06/15/2026 (A)	200	192
4.125%, 01/17/2023 (A)	800	796
3.875%, 03/08/2022 (A)	200	199
Pakistan Government International Bond
8.250%, 04/15/2024	400	448
8.250%, 09/30/2025	200	224
Panama Government International Bond
6.700%, 01/26/2036	200	275
4.500%, 05/15/2047	300	340
4.500%, 04/16/2050	500	560
4.300%, 04/29/2053	200	220
4.000%, 09/22/2024	200	212
3.875%, 03/17/2028	1,000	1,069
3.870%, 07/23/2060	200	201
3.750%, 03/16/2025	500	525
3.160%, 01/23/2030	200	202
Paraguay Government International Bond
6.100%, 08/11/2044	200	242
5.000%, 04/15/2026 (A)	400	438
4.625%, 01/25/2023	200	210
Peruvian Government International Bond
8.750%, 11/21/2033	250	408
6.550%, 03/14/2037	250	354
5.625%, 11/18/2050	800	1,108
4.125%, 08/25/2027	800	890
2.844%, 06/20/2030	55	56
Philippine Government International Bond
9.500%, 02/02/2030	100	161
7.750%, 01/14/2031	200	296
6.375%, 01/15/2032	100	135
6.375%, 10/23/2034	250	350
5.500%, 03/30/2026	450	531
5.000%, 01/13/2037	200	251
4.200%, 01/21/2024	900	970
4.000%, 01/15/2021	400	409
3.950%, 01/20/2040	600	674
3.750%, 01/14/2029	1,200	1,314
3.700%, 03/01/2041	600	656
3.700%, 02/02/2042	300	329
3.000%, 02/01/2028	1,250	1,286
Poland Government International Bond
5.125%, 04/21/2021	450	471
5.000%, 03/23/2022	375	402
4.000%, 01/22/2024	300	322
3.250%, 04/06/2026	500	526
3.000%, 03/17/2023	1,200	1,231

Adviser Managed Trust / Annual Report / July 31, 2019	65

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Province of Alberta Canada
3.350%, 11/01/2023	$100	$105
3.300%, 03/15/2028	100	107
2.950%, 01/23/2024	300	311
Province of British Columbia Canada
2.250%, 06/02/2026	100	101
2.000%, 10/23/2022	125	125
Province of Manitoba Canada
2.125%, 05/04/2022	500	501
2.125%, 06/22/2026	100	99
Province of New Brunswick Canada
3.625%, 02/24/2028	250	272
Province of Ontario Canada
3.400%, 10/17/2023	500	526
3.050%, 01/29/2024	500	521
2.550%, 02/12/2021	200	201
2.500%, 09/10/2021	200	202
2.500%, 04/27/2026	500	508
2.250%, 05/18/2022	100	101
2.200%, 10/03/2022	100	100
Province of Quebec Canada
2.750%, 04/12/2027	500	519
2.500%, 04/09/2024	135	138
2.375%, 01/31/2022	100	101
Qatar Government International Bond
9.750%, 06/15/2030 (A)	200	324
5.750%, 01/20/2042 (A)	200	264
5.103%, 04/23/2048 (A)	1,600	1,923
4.817%, 03/14/2049 (A)	1,400	1,621
4.625%, 06/02/2046 (A)	200	231
4.500%, 04/23/2028 (A)	1,100	1,240
4.000%, 03/14/2029 (A)	600	654
3.875%, 04/23/2023 (A)	1,100	1,159
3.375%, 03/14/2024 (A)	250	260
3.250%, 06/02/2026 (A)	300	311
2.375%, 06/02/2021 (A)	600	599
Romanian Government International Bond
6.125%, 01/22/2044 (A)	100	127
5.125%, 06/15/2048 (A)	300	333
4.875%, 01/22/2024 (A)	150	162
4.375%, 08/22/2023 (A)	750	792
Russian Foreign Bond - Eurobond
12.750%, 06/24/2028 (A)	375	620
7.500%, 03/31/2030	694	781
5.875%, 09/16/2043 (A)	850	1,041
5.625%, 04/04/2042 (A)	2,700	3,193
4.875%, 09/16/2023 (A)	1,600	1,718
4.500%, 04/04/2022 (A)	400	417
Saudi Government International Bond
5.250%, 01/16/2050 (A)	1,050	1,232
5.000%, 04/17/2049 (A)	400	454
4.625%, 10/04/2047 (A)	750	804

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
4.500%, 04/17/2030 (A)	$400	$445
4.500%, 10/26/2046 (A)	1,150	1,216
4.375%, 04/16/2029 (A)	1,450	1,599
4.000%, 04/17/2025 (A)	1,400	1,498
3.625%, 03/04/2028 (A)	430	449
3.250%, 10/26/2026 (A)	1,350	1,391
2.875%, 03/04/2023 (A)	350	355
2.375%, 10/26/2021 (A)	700	700
Senegal Government International Bond
6.750%, 03/13/2048 (A)	400	384
6.250%, 07/30/2024	200	218
Serbia Government International Bond
7.250%, 09/28/2021	300	328
South Africa Government International Bond
6.250%, 03/08/2041	100	109
5.875%, 05/30/2022	100	106
5.875%, 09/16/2025	600	650
5.650%, 09/27/2047	250	251
5.375%, 07/24/2044	400	391
5.000%, 10/12/2046	200	189
4.875%, 04/14/2026	200	205
4.850%, 09/27/2027	700	707
4.300%, 10/12/2028	450	435
Sri Lanka Government International Bond
7.850%, 03/14/2029 (A)	200	208
7.550%, 03/28/2030 (A)	400	407
6.850%, 03/14/2024 (A)	400	411
6.850%, 11/03/2025 (A)	200	204
6.825%, 07/18/2026 (A)	200	203
6.750%, 04/18/2028 (A)	200	196
6.350%, 06/28/2024 (A)	200	201
6.250%, 10/04/2020 (A)	100	101
6.200%, 05/11/2027 (A)	100	96
5.750%, 01/18/2022 (A)	200	202
5.750%, 04/18/2023 (A)	750	751
Trinidad & Tobago Government International Bond
4.500%, 08/04/2026 (A)	200	200
Turkey Government International Bond
8.000%, 02/14/2034	100	108
7.625%, 04/26/2029	200	210
7.375%, 02/05/2025	200	210
7.250%, 12/23/2023	1,000	1,050
7.250%, 03/05/2038	200	203
6.875%, 03/17/2036	250	245
6.750%, 05/30/2040	200	191
6.625%, 02/17/2045	300	281
6.350%, 08/10/2024	200	202
6.250%, 09/26/2022	200	204
6.125%, 10/24/2028	200	193
6.000%, 03/25/2027	1,400	1,354
6.000%, 01/14/2041	1,500	1,316

66	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
5.750%, 03/22/2024	$600	$592
5.750%, 05/11/2047	950	801
5.625%, 03/30/2021	300	305
5.125%, 03/25/2022	200	200
5.125%, 02/17/2028	1,350	1,232
4.875%, 10/09/2026	550	502
4.875%, 04/16/2043	275	216
4.250%, 04/14/2026	200	178
3.250%, 03/23/2023	200	185
Ukraine Government AID Bond
1.847%, 05/29/2020	263	263
Ukraine Government International Bond
8.994%, 02/01/2024 (A)	200	222
7.750%, 09/01/2020 (A)	200	206
7.750%, 09/01/2021 (A)	250	262
7.750%, 09/01/2022 (A)	600	636
7.750%, 09/01/2023 (A)	200	214
7.750%, 09/01/2024 (A)	400	427
7.750%, 09/01/2025 (A)	200	211
7.750%, 09/01/2026 (A)	200	211
7.750%, 09/01/2027 (A)	200	211
7.375%, 09/25/2032 (A)	750	762
United Kingdom Gilt
4.750%, 03/07/2020	GBP 529	664
4.750%, 12/07/2038	260	517
4.500%, 09/07/2034	302	552
4.250%, 06/07/2032	354	612
4.250%, 03/07/2036	27	49
4.250%, 09/07/2039	187	354
4.250%, 12/07/2046	11	23
4.250%, 12/07/2049	4	8
4.250%, 12/07/2055	34	77
4.000%, 01/22/2060	155	354
3.750%, 09/07/2021	357	468
3.750%, 07/22/2052	325	660
3.500%, 01/22/2045	245	442
3.500%, 07/22/2068	153	339
3.250%, 01/22/2044	4	7
2.500%, 07/22/2065	2	3
2.250%, 09/07/2023	711	937
2.000%, 09/07/2025	342	459
1.750%, 09/07/2037	217	291
1.750%, 07/22/2057	139	194
1.625%, 10/22/2028	330	441
1.625%, 10/22/2071	54	76
1.500%, 01/22/2021	270	336
1.500%, 07/22/2026	329	432
1.500%, 07/22/2047	410	523
1.000%, 04/22/2024	39	49
0.750%, 07/22/2023	37	46
Uruguay Government International Bond
7.625%, 03/21/2036	$150	218

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
5.100%, 06/18/2050	$455	$522
4.975%, 04/20/2055	790	886
4.500%, 08/14/2024	250	268
4.375%, 10/27/2027	500	544
4.375%, 01/23/2031	1,100	1,202
4.125%, 11/20/2045	200	206
Uzbekistan Government International Bond MTN
4.750%, 02/20/2024 (A)	200	211
Vietnam Government International Bond
4.800%, 11/19/2024	200	218
Zambia Government International Bond
8.970%, 07/30/2027	300	214
5.375%, 09/20/2022	200	140

Total Sovereign Debt (Cost $237,308) ($ Thousands)		249,078

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.9%
FFCB
1.620%, 04/20/2021	250	249
FHLB
5.500%, 07/15/2036	225	313
3.250%, 11/16/2028	315	341
3.000%, 10/12/2021	1,000	1,023
2.500%, 02/13/2024	875	899
1.875%, 11/29/2021	500	499
1.125%, 07/14/2021	750	739
FHLMC
6.750%, 03/15/2031	500	722
6.250%, 07/15/2032	300	428
2.375%, 01/13/2022	375	379
FNMA
6.625%, 11/15/2030	475	677
2.875%, 10/30/2020	700	707
2.625%, 01/11/2022	1,500	1,524
2.625%, 09/06/2024	300	310
2.500%, 02/05/2024	2,500	2,564
2.250%, 04/12/2022	845	853
2.125%, 04/24/2026	205	206
1.875%, 12/28/2020	100	100
1.875%, 09/24/2026	300	297
Tennessee Valley Authority
5.250%, 09/15/2039	275	367
4.250%, 09/15/2065	200	251
3.500%, 12/15/2042	125	134

Adviser Managed Trust / Annual Report / July 31, 2019	67

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.875%, 02/01/2027	$150	$156

Total U.S. Government Agency Obligations (Cost $13,370) ($Thousands)		13,738

MUNICIPAL BONDS — 0.5%
California — 0.2%
Bay Area, Toll Authority, RB
6.263%, 04/01/2049	100	151
California State University, Ser B, RB
Callable 05/01/2047 @ 100
3.899%, 11/01/2047	100	108
California State, Build America Bonds, GO
7.600%, 11/01/2040	175	287
7.500%, 04/01/2034	500	750
California State, Department of Water Resources, Ser P, RB
2.000%, 05/01/2022	25	25
California State, East Bay Municipal Utility District, Water System Revenue, RB
5.874%, 06/01/2040	100	136
California State, GO
7.300%, 10/01/2039	500	760
3.500%, 04/01/2028	25	27
3.375%, 04/01/2025	200	212
California State, GO
Callable 04/01/2028 @ 100
4.600%, 04/01/2038	30	34
4.500%, 04/01/2033	50	57
Los Angeles, Unified School District, GO
5.750%, 07/01/2034	100	128
University of California, Ser AJ, RB
4.601%, 05/15/2031	250	287
University of California, Ser AO, RB
4.767%, 05/15/2115	150	178

		3,140

Connecticut — 0.0%
Connecticut State, Ser A, GO
5.850%, 03/15/2032	100	128

Georgia — 0.0%
Georgia State, Municipal Electric Authority, RB
6.655%, 04/01/2057	98	133
6.637%, 04/01/2057	98	126

		259

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois — 0.1%
Chicago 0’Hare International Airport, Ser C, GO
4.472%, 01/01/2049	$50	$59
Chicago 0’Hare International Airport, Ser C, RB
4.572%, 01/01/2054	200	238
Illinois State, GO
5.100%, 06/01/2033	700	723
4.950%, 06/01/2023	87	91
Sales Tax Securitization, Ser A, RB
4.787%, 01/01/2048	200	233

		1,344

New Jersey — 0.0%
New Jersey State, Turnpike Authority, RB
7.102%, 01/01/2041	350	536

New York — 0.1%
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	100	121
4.031%, 09/01/2048	50	56
New York & New Jersey, Port Authority, Ser 20, RB
4.229%, 10/15/2057	65	76
New York City, Water & Sewer System, RB
5.750%, 06/15/2041	100	137
New York State, Dormitory Authority, RB
5.289%, 03/15/2033	100	121
New York State, Metropolitan Transportation Authority, RB
6.814%, 11/15/2040	150	213
New York State, Urban Development, RB Callable 09/15/2028 @ 100
3.900%, 03/15/2033	50	54

		778

Ohio — 0.0%
American Municipal Power, Hydroelectic Project, Ser B, RB
8.084%, 02/15/2050	100	174

South Carolina — 0.0%
South Carolina State, Public Service Authority, Ser D, RB
2.388%, 12/01/2023	50	49

68	Adviser Managed Trust / Annual Report / July 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Tennessee — 0.0%
Nashville & Davidson County, Metropolitan Government, Health & Educational Facilities Board, Ser B, RB
Callable 04/01/2026 @ 100
4.053%, 07/01/2026	$100	$108

Texas — 0.1%
Houston, Ser A, GO
6.290%, 03/01/2032	80	98
Texas State, Build America Bonds, GO
5.517%, 04/01/2039	100	133
Texas State, Transportation Commission State Highway Fund, Ser B, RB
5.178%, 04/01/2030	200	241
University of Texas, Permanent University Fund, Ser S, RB Callable 01/01/2047 @ 100
3.376%, 07/01/2047	20	21
University of Texas, Ser A, RB Callable 02/15/2047 @100
3.354%, 08/15/2047	50	51

		544

Total Municipal Bonds (Cost $6,420) ($ Thousands)		7,060

ASSET-BACKED SECURITIES — 0.4%
Ally Auto Receivables Trust, Ser 2018-2, CI A3
2.920%,11/15/2022	145	146
Ally Master Owner Trust, Ser 2018-1, CI A2
2.700%, 01/17/2023	100	100
Ally Master Owner Trust, Ser 2018-2, CI A
3.290%, 05/15/2023	100	102
American Express Credit Account Master Trust, Ser 2018-6, CI A
3.060%, 02/15/2024	500	509
American Express Credit Account Master Trust, Ser 2018-8, CI A
3.180%, 04/15/2024	103	105
Americredit Automobile Receivables Trust, Ser 2018-1, CI C
3.500%, 01/18/2024	125	128
Americredit Automobile Receivables Trust, Ser 2019-1, CI A3
2.970%, 11/20/2023	67	68
Capital One Multi-Asset Execution Trust, Ser 2017-A4, CI A4
1.990%, 07/17/2023	300	299

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Capital One Multi-Asset Execution Trust, Ser 2017-A6, CI A6
2.290%, 07/15/2025	$250	$251
CarMax Auto Owner Trust, Ser 2018-3, CI A3
3.130%, 06/15/2023	550	558
Citibank Credit Card Issuance Trust, Ser 2014-A1, CI A1
2.880%, 01/23/2023	250	252
Citibank Credit Card Issuance Trust, Ser 2014-A5, CI A5
2.680%, 06/07/2023	470	474
Discover Card Execution Note Trust, Ser 2019-A1, CI A1
3.040%, 07/15/2024	300	306
Drive Auto Receivables Trust, Ser 2018-4, CI D
4.090%, 01/15/2026	100	103
Ford Credit Auto Lease Trust, Ser 2018-B, CI A3
3.190%, 12/15/2021	40	40
Ford Credit Auto Owner Trust, Ser 2018-B, CI A3
3.240%, 04/15/2023	100	102
Ford Credit Floorplan Master Owner Trust, Ser 2017-2, CI A1
2.160%, 09/15/2022	250	250
GM Financial Consumer Automobile Receivables Trust, Ser 2019-2, CI A3
2.650%, 02/16/2024	250	252
Honda Auto Receivables Owner Trust, Ser 2018-4, CI A3
3.160%, 01/17/2023	100	102
Hyundai Auto Receivables Trust, Ser 2018-A, CI A3
2.790%, 07/15/2022	100	101
Nissan Auto Receivables Owner Trust, Ser 2019-B, CI A3
2.500%, 11/15/2023	200	202
Santander Drive Auto Receivables Trust, Ser 2019-2, CI C
2.900%, 10/15/2024	150	151
Synchrony Credit Card Master Note Trust, Ser 2016-2, CI A
2.210%, 05/15/2024	200	200
Synchrony Credit Card Master Note Trust, Ser 2018-2, CI A
3.470%, 05/15/2026	100	105
Toyota Auto Receivables Owner Trust, Ser 2018-B, CI A3
2.960%, 09/15/2022	400	404
World Financial Network Credit Card Master Trust, Ser 2015-B,CIA
2.550%, 06/17/2024	250	250

Adviser Managed Trust / Annual Report / July 31, 2019	69

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Fixed Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
World Omni Auto Receivables Trust, Ser 2017- A, CI A4
2.240%, 06/15/2023	$300	$299

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Total Asset-Backed Securities (Cost $5,805) ($ Thousands)		5,859

Total Investments in Securities — 99.0% (Cost $1,497,354) ($ Thousands)		$ 1,542,394

A list of the open forward foreign currency contracts held by the Fund at July 31, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	08/06/19	USD	1,025	EUR	903	$(20)
Brown Brothers Harriman	08/06/19	USD	1,071	JPY	114,733	(14)
Brown Brothers Harriman	09/03/19	CAD	2,433	USD	1,854	1
Brown Brothers Harriman	08/06/19	CAD	2,419	USD	1,787	(55)
Brown Brothers Harriman	08/06/19	GBP	7,169	USD	9,040	260
Brown Brothers Harriman	09/03/19	GBP	7,291	USD	8,928	(8)
Brown Brothers Harriman	08/06/19 - 09/03/19	EUR	43,671	USD	48,778	226
Brown Brothers Harriman	08/06/19 - 09/03/19	JPY	9,348,972	USD	86,218	164

						$554

Percentages are based on Net Assets of $1,557,559 ($ Thousands).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2019, the value of these securities amounted to $170,332 ($ Thousands), representing 10.9% of the Net Assets of the Fund.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(D)	Step Bonds – Represents the final rate and maturity date.
(E)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(G)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.

CAD — Canadian Dollar

CI — Class

DAC — Designated Activity Company

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLLP — Limited Liability Limited Partnership

MTN — Medium Term Note

OAT — French Treasury Obligations (Obligations assimilables du Tresor)

PIK — Payment-in-Kind

Pty — Proprietary

RB — Revenue Bond

S&P — Standard & Poor’s

SARL — Private Limited Liability Company (Societe a responsabilite limitee)

Ser — Series

ULC — Unlimited Liability Company

USD — United States Dollar

VAR — Variable Rate

The following is a list of inputs used as of July 31, 2019 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Seairities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$477,435	$ –†	$477,435
U.S. Treasury Obligations	–	450,687	–	450,687
Mortgage-Backed Securities	–	338,537	–	338,537
Sovereign Debt	–	249,078	–	249,078
U.S. Government Agency Obligations	–	13,738	–	13,738
Municipal Bonds	–	7,060	–	7,060
Asset-Backed Securities	–	5,859	–	5,859

Total Investments in Securities	$–	$1,542,394	$–	$1,542,394

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts *
Unrealized Appreciation	$—	$651	$—	$651
Unrealized Depreciation	—	(97)	—	(97)

Total Other Financial Instruments	$	$554	$—	$554

†  Represents securities in which the fair value is $0.

*	Forwards contracts are valued at the unrealized appreciation/(depreciation) on the instruments.

For the year ended July 31, 2019, there were no transfers between Level 1, Level 2, and/or Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

70	Adviser Managed Trust / Annual Report / July 31, 2019

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2019	71

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

July 31, 2019

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund
Assets:
Investments, at value†	$2,499,455	$1,542,394
Cash	58,426	8,721
Foreign currency, at value ††	1,039	105
Dividends and interest receivable	2,714	11,845
Cash pledged as collateral for futures contracts	2,713	—
Receivable for fund shares sold	643	480
Receivable for investment securities sold	383	981
Foreign tax reclaim receivable	142	—
Unrealized gain on forward foreign currency contracts	—	651
Unrealized gain on foreign spot currency contracts	—	33
Prepaid expenses	109	78
Total Assets	2,565,624	1,565,288
Liabilities:
Payable for fund shares redeemed	2,145	1,238
Payable for investment securities purchased	1,982	5,742
Payable for variation margin	548	—
Shareholder servicing fees payable	547	330
Administration fees payable	337	5
Investment advisory fees payable	95	73
Accrued foreign capital gains tax on appreciated securities	76	—
Trustees fees payable	14	10
Chief Compliance Officer fees payable	3	2
Unrealized loss on forward foreign currency contracts	—	97
Unrealized loss on foreign spot currency contracts	—	28
Accrued expense payable	242	204
Total Liabilities	5,989	7,729
Net Assets	$2,559,635	$1,557,559
† Cost of investments	$2,445,176	$1,497,354
†† Cost of foreign currency	1,039	107
Net Assets:
Paid-in Capital – (unlimited authorization – no par value)	$2,492,582	$1,543,397
Total Distributable Earnings	67,053	14,162
Net Assets	$2,559,635	$1,557,559
Net Asset Value, Offering and Redemption Price Per Share	$15.64	$10.34
	($2,559,635,373 ÷ 163,671,628 shares)	($1,557,559,015 ÷ 150,572,321 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

72	Adviser Managed Trust / Annual Report / July 31, 2019

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended July 31, 2019

	Tactical Offensive Equity Fund†	Tactical Offensive Fixed Income Fund
Investment income:
Dividends	$33,936	$—
Dividends from affiliated investments (1)	97	—
Interest income	550	37,749
Less: foreign taxes withheld	(1,852)	(32)
Total investment income	32,731	37,717
Expenses:
Shareholder servicing fees	3,920	2,826
Investment advisory fees	3,136	1,696
Administration fees	3,122	2,255
Trustee fees	30	18
Chief Compliance Officer fees	8	4
Custodian/wire agent fees	257	53
Professional fees	112	46
Registration fees	98	66
Printing fees	70	38
Other expenses	167	423
Total expenses	10,920	7,425
Less:
Waiver of investment advisory fees	(2,513)	(1,108)
Waiver of administration fees	(535)	(2,003)
Net expenses	7,872	4,314
Net investment income	24,859	33,403
Net realized gain/(loss) on:
Investments	278,723	(150)
Affiliated investments (1)	(19)	—
Futures contracts	(3,156)	—
Forward foreign currency contracts	—	1,755
Foreign currency transactions	(110)	(54)
Net change in unrealized appreciation/(depreciation) on:
Investments	(523,000)	64,812
Affiliated investments (1)	(90)	—
Futures contracts	793	—
Accrued foreign capital gains tax on appreciated securities	(41)	—
Forward foreign currency contracts	—	281
Foreign currency and translation of other assets and liabilities denominated in foreign currency	5	37
Net increase/(decrease) in net assets resulting from operations	$(222,036)	$100,084

†	For the period December 18, 2018 through March 24, 2019, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

(1) See Note 5 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2019	73

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended July 31,

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2019 †	2018	2019	2018
Operations:
Net investment income	$24,859	$40,622	$33,403	$35,305
Net realized gain/(loss) from investments, affiliated investments and futures contracts	275,548	24,316	(150)	(19,085)
Net realized gain/(loss) on forward foreign currency contracts and foreign currency transactions	(110)	6	1,701	1,199
Net change in unrealized appreciation/(depreciation) on investments, affiliated investments and futures contracts	(522,297)	226,946	64,812	(33,663)
Net change on accrued foreign capital gains tax on appreciated securities	(41)	(35)	—	—
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts, foreign currency and translation of other assets and liabilities denominated in foreign currency	5	(85)	318	1,417
Net increase/(decrease) in net assets resulting from operations	(222,036)	291,770	100,084	(14,827)
Distributions:(1)	(325,113)	(56,127)	(43,706)	(37,118)
Total distributions	(325,113)	(56,127)	(43,706)	(37,118)
Capital share transactions:(2)
Proceeds from shares issued	2,752,180	412,886	908,943	297,964
Reinvestment of dividends & distributions	25,028	55,928	43,578	37,007
Cost of shares redeemed	(2,282,883)	(360,320)	(260,476)	(797,744)
Net increase/(decrease) in net assets derived from capital share transactions	494,325	108,494	692,045	(462,773)
Net increase/(decrease) in net assets	(52,824)	344,137	748,423	(514,718)
Net assets:
Beginning of year	2,612,459	2,268,322	809,136	1,323,854
End of year(3)	$2,559,635	$2,612,459	$1,557,559	$809,136

†  For the period December 18, 2018 through March 24, 2019, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

(1) Current year presentation of distributions with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 11).

(2) See Note 6 in the Notes to Financial Statements for additional information.

(3) Includes undistributed net investment income of $24,447 and $9,449, as of the year ended July 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018 (see Note 11).

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

74	Adviser Managed Trust / Annual Report / July 31, 2019

FINANCIAL HIGHLIGHTS

For the years ended July 31,

For a share outstanding throughout the years

	Net asset value, beginning of year	Net investment income(1)	Net realized and unrealized gains/(losses) on securities(1)	Total from operations	Dividends from net investment income	Distributions from realized gains	Total dividends and distributions	Net asset value, end of year	Total Return†	Net assets, end of year ($ Thousands)	Ratio of net expenses to average net assets	Ratio of expenses to average net assets (excluding fees paid indirectly and including waivers )	Ratio of expenses to average net assets (excluding fees paid indirectly and waivers )	Ratio of net investment income to average net assets	Portfolio turnover
Tactical Offensive Equity Fund #
2019	$17.35	$0.26	$0.11 ∧	$0.37	$(0.25)	$(1.83)	$ (2.08)	$ 15.64	4.12%	$2,559,635	0.50%	0.50%	0.69%	1.58%	148%
2018	15.74	0.27	1.72	1.99	(0.26)	(0.12)	(0.38)	17.35	12.77	2,612,459	0.50	0.50	0.68	1.64	7
2017	13.59	0.24	2.04	2.28	(0.13)	—	(0.13)	15.74	16.87	2,268,322	0.50	0.50	0.69	1.68	8
2016	13.93	0.20	(0.28)	(0.08)	(0.15)	(0.11)	(0.26)	13.59	(0.42)	1,848,988	0.50	0.50	0.71	1.53	319
2015	14.43	0.20	0.63	0.83	(0.13)	(1.20)	(1.33)	13.93	6.18	1,682,732	0.59	0.59	0.78	1.44	64
Tactical Offensive Fixed Income Fund
2019	$9.99	$0.30	$0.48	$0.78	$(0.43)	$—	$ (0.43)	$10.34	8.03%	$1,557,559	0.38%	0.38%	0.66%	2.95%	61%
2018	10.35	0.27	(0.34)	(0.07)	(0.29)	—	(0.29)	9.99	(0.71)	809,136	0.38	0.38	0.65	2.63	47
2017	10.59	0.26	(0.21)	0.05	(0.29)	—	(0.29)	10.35	0.51	1,323,854	0.38	0.38	0.66	2.52	48
2016	10.19	0.25	0.36	0.61	(0.21)	—	(0.21)	10.59	6.05	1,143,375	0.38	0.38	0.66	2.45	101
2015	10.25	0.22	(0.08)	0.14	(0.20)	—	(0.20)	10.19	1.40	977,138	0.43	0.43	0.68	2.11	257

#	For the period December 18, 2018 through March 24, 2019, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).
†

Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Effective October 1, 2014, the Funds’ investment strategy was changed from “active” to “passive”. The Funds’ past performance is not necessarily indicative of how the Funds will perform in the future.

∧

The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized losses for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

(1) Per share net investment income and net realized and unrealized gains/(losses) on securities calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2019	75

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

1. ORGANIZATION

Adviser Managed Trust (the “Trust”) was established as a Delaware statutory trust under an Agreement and Declaration of Trust dated September 22, 2010. The Trust commenced operations on February 25, 2011.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with two registered funds: Tactical Offensive Equity and Tactical Offensive Fixed Income (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment objective and strategies.

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Funds. The Funds may not be purchased by any other investor. The Funds are designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Tactical Offensive Equity Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Funds, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Funds, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Funds. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the Funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause a Fund to liquidate a substantial portion or substantially all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy.

When the Tactical Offensive Equity Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF“s) that are designed to track the performance of the broad equity market. When the Tactical Offensive Fixed Income Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal.

The Funds could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Funds. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in a Fund when the Fund is not an active component of the Adviser Managed Strategy.

During the period December 18, 2018 through March 24, 2019, the Tactical Offensive Equity Fund was not an active component of the Adviser Managed Strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions,

76	Adviser Managed Trust / Annual Report / July 31, 2019

broker supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser (“Sub Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be

Adviser Managed Trust / Annual Report / July 31, 2019	77

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2019

open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate

78	Adviser Managed Trust / Annual Report / July 31, 2019

obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2019, maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended July 31, 2019, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Investment Income —

Security transactions are recorded on the trade date. Cost used in determining realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense recognized on the ex-dividend date, and interest income or expense recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. There were no outstanding repurchase agreements as of July 31, 2019.

Reverse Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no outstanding reverse repurchase agreements as of July 31, 2019.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds’ investments in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts for hedging or speculative purposes with respect to either specific transactions, fund positions or anticipated fund positions. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time

Adviser Managed Trust / Annual Report / July 31, 2019	79

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2019

forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of July 31, 2019, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of July 31, 2019, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. The Funds did not hold any option/swaption contracts as of July 31, 2019.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate

80	Adviser Managed Trust / Annual Report / July 31, 2019

payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

These risks may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. The Funds did not hold any swap contracts as of July 31, 2019.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed - and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or

Adviser Managed Trust / Annual Report / July 31, 2019	81

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2019

partially collateralized or uncollateralized and issued in various currencies. As of July 31, 2019, the Funds did not hold any loans.

Collateralized Debt Obligations — To the extent consistent with its investment objective and strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust, typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the Trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline CDOs that are subordinate structure of the investment and investment results. The Funds did not hold any CDOs or CLOs as of July 31, 2019.

Dividends and Distributions to Shareholders —

Dividends from net investment income are declared and paid to shareholders annually for the Tactical Offensive Equity Fund and declared and paid quarterly for the

Tactical Offensive Fixed Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. The Funds did not hold any illiquid securities as of July 31, 2019.

Investments in Real Estate Investment Trusts

(“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

When a Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset-backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay

82	Adviser Managed Trust / Annual Report / July 31, 2019

to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

There were no outstanding credit default swaps as of July 31, 2019.

4. DERIVATIVE TRANSACTIONS

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared Over the Counter (“OTC”) derivatives.

Adviser Managed Trust / Annual Report / July 31, 2019	83

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2019

The following is a summary of the variation margin of exchange-traded or centrally cleared financial derivative instruments as of July 31, 2019 ($ Thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
	Variation Margin Asset		Variation Margin Liability
	Futures	Total	Futures	Total
Tactical Offensive Equity Fund	$—	$—	$548	$548
Total Exchange-Traded or Centrally Cleared	$—	$—	$—	$—

The Tactical Offensive Equity Fund had cash with an aggregate market value of $2,713 ($ Thousands) pledged as collateral for exchange-traded and centrally cleared derivative instruments as of July 31, 2019.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2019 ($ Thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
Tactical Offensive Fixed Income Fund	Forward Foreign Currency Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures(1)
Brown Brothers Harriman	$651	$651	$97	$97	$554	$—	$554
Total Over the Counter	$651	$651	$97	$97

(1) Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure to OTC financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

Securities with an aggregate market value of $0 have been pledged and $0 have been received as collateral for financial derivative instruments as governed by ISDA Master Agreements as of July 31, 2019.

The following table discloses the volume of the Fund’s futures contracts and forward foreign currency contracts activity during the year ended July 31, 2019 ($ Thousands):

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$35,654	$–
Ending Notional Balance Long	59,702	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	3	138,151
Average Notional Balance Short	3	138,083
Ending Notional Balance Long	–	235,174
Ending Notional Balance Short	–	234,770

84	Adviser Managed Trust / Annual Report / July 31, 2019

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT

SUB-ADVISORY AGREEMENTS AND OTHER

TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration & Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Administration and Transfer Agency Agreement under which the Administrator provides administrative and transfer agency services for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), serves as each Fund’s Distributor pursuant to a distribution agreement with the Trust. The Funds have adopted a shareholder services plan (the “Service Plan”) with respect to the Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at an annual rate of average daily net assets of the Shares. The Funds’ Service Plan provides that shareholder servicing fees on the Shares will be paid to the Distributor, which may be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to the Shares.

The Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until November 30, 2019, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The following is a summary of annual fees payable to the Adviser and Distributor and the expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Contractual Expense Limitation	Voluntary Expense Limitation
Tactical Offensive Equity Fund	0.20%	0.25%	0.75%	0.50%
Tactical Offensive Fixed Income Fund	0.15	0.25	0.70	0.38

The following is a summary of annual fees payable to the Administrator:

	Contractual Fees
	First $2.5 Billion	Next $500 Million	Over $3 Billion
Tactical Offensive Equity Fund	0.200%	0.1650%	0.120%

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Tactical Offensive Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

Adviser Managed Trust / Annual Report / July 31, 2019	85

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2019

As of July 31, 2019, SIMC has entered into an investment sub-advisory agreement with the following party and pays the sub-adviser out of the fee that it receives from the Funds:

Investment Sub-Adviser

Tactical Offensive Equity Fund

SSgA Funds Management, Inc.

Tactical Offensive Fixed Income Fund

SSgA Funds Management, Inc.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on Fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that Fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the year ended July 31, 2019.

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers or directors of the Distributor or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.

Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each

Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended July 31, 2019, can be found on the Financial Highlights, if applicable.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. The Funds may also purchase securities of certain companies with which it is affiliated to the extent these companies are represented in an index that the adviser or sub-adviser is passively seeking to replicate in accordance with the Fund’s investment strategy.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of, and during the year ended July 31, 2019, the Trust had not participated in the Program.

6. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund

	2019†	2018	2019	2018

Shares Issued	179,498	24,730	91,060	29,099

Shares Issued in Lieu of Dividends and Distributions	1,609	3,343	4,365	3,632

Shares Redeemed	(168,023)	(21,554)	(25,829)	(79,712)
Increase/(Decrease) in capital share transactions	13,084	6,519	69,596	(46,981)

† For the period December 18, 2018 through March 24, 2019, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

86	Adviser Managed Trust / Annual Report / July 31, 2019

7. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments during the year ended July 31, 2019, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund

Purchases	$—	$2,616,490	$2,616,490

Sales	—	2,432,609	2,432,609
Tactical Offensive Fixed Income Fund

Purchases	923,445	—	923,445

Sales	559,007	—	559,007

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings (loss), as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
	2019	$ 42,874	$ 282,239	$ —	$ 325,113
	2018	43,107	13,020	—	56,127
Tactical Offensive Fixed Income Fund
	2019	43,706	—	—	43,706
	2018	37,118	—	—	37,118

As of July 31, 2019, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Tactical Offensive Equity Fund	$ 12,803	$ 1,794	$ —	$ 52,456	$ —	$ 67,053
Tactical Offensive Fixed Income Fund	5,491	—	(31,748)	44,471	(4,052)	14,162

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Tactical Offensive Fixed Income Fund	$ 8,858	$ 22,890	$ 31,748

For Federal income tax purposes, the cost of securities owned at July 31, 2019, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in passive foreign investment companies, partnership basis adjustments, mark-to-market of futures and forwards contracts, corporate actions, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The aggregate gross unrealized appreciation and depreciation on total investments (including foreign currency and derivatives, if applicable) held by the Funds at July 31, 2019, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Tactical Offensive Equity Fund	$ 2,446,990	$ 112,969	$ (60,513)	$ 52,456
Tactical Offensive Fixed Income Fund	1,497,923	52,672	(8,201)	44,471

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of July 31, 2019, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Adviser Managed Trust / Annual Report / July 31, 2019	87

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2019

9. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The following is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

Adviser Managed Strategy Risk — The Funds are a component of a broader investment strategy employed by the Financial Adviser known as the Adviser Managed Strategy. Pursuant to the Adviser Managed Strategy, the Financial Adviser tactically shifts its clients’ assets among the Funds and a money market fund affiliated with the Funds. These asset shifts among the Funds in the Adviser Managed Strategy (i.e., an exchange of shares of one fund for shares of another fund) will be a taxable event to an investor unless the investor is investing in a Fund through a tax-deferred arrangement. As part of the Adviser Managed Strategy, substantial portions or substantially all of the Funds’ shares may be periodically sold and repurchased at the direction of the Financial Adviser. These large redemptions and repurchases will have significant effects on the management of the Funds and are expected to result in increased portfolio turnover (and related transaction costs), disruption of portfolio management strategies and the realization of significant taxable gains. Accordingly, if notified of an upcoming redemption request, the Funds may begin to liquidate substantial portions or substantially all of its assets prior to the submission of the redemption request in an effort to raise the necessary cash, and the Funds will not be invested pursuant to its investment strategy during such time. When the Funds are required to rapidly liquidate a substantial portion of their portfolio to satisfy a large redemption order placed as part of the Adviser Managed Strategy, the Funds may be forced to sell securities at below current market values or the Funds’ selling activity may drive down the market value of securities being sold. The Funds may also be required to sell portfolio holdings at a time when the portfolio managers would otherwise not recommend doing so. For example, if a Fund were to experience a large redemption at a time of high market volatility or during a substantial market decline, the Fund would be forced to liquidate securities even though the portfolio managers may not otherwise choose to do so. When the

Funds receive a large purchase order as a result of the Adviser Managed Strategy, the Funds may be required to rapidly purchase portfolio securities. This may cause the Funds to incur higher than normal transaction costs or may require the Funds to purchase portfolio securities at above current market values. Further, the Funds’ purchasing activity may drive up the market value of securities being purchased or the Funds may be required to purchase portfolio securities at a time when the portfolio managers would not otherwise recommend doing so. When the Funds are not an active component of the Adviser Managed Strategy, the Funds may miss investment opportunities because the assets necessary to take advantage of such opportunities are tied up in other investments or have been allocated to another fund within the Adviser Managed Strategy.

Asset Allocation Risk — The risk that SIMC’s decisions regarding allocation of the Funds’ assets among Indexes will not anticipate market trends successfully.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — The Tactical Offensive Fixed Income Fund may invest in fixed income securities rated below investment grade (also known as high yield securities or junk bonds) that involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — The Tactical Offensive Fixed Income Fund may invest in corporate fixed income securities which respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Funds’ investments in securities denominated in and/or receiving revenues in foreign currencies, the Funds will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative

88	Adviser Managed Trust / Annual Report / July 31, 2019

to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Derivatives Risk — The Funds’ use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Funds’ use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Funds to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Funds’ use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Equity Market Risk — As a result of the Tactical Offensive Equity Fund’s investments in equity securities, the Fund will be subject to the risk that stock prices will fall over short or extended periods of time.

Exchange Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Fixed Income Market Risk — The prices of the Tactical Offensive Fixed Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The Tactical Offensive Fixed Income Fund may be subject to the risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The Tactical Offensive Fixed Income Fund may be subject to the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the Tactical Offensive Equity Fund’s investment approach may underperform other segments of the equity markets or the equity markets as a whole and the risk that the Tactical Offensive Fixed Income Fund’s investment approach may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to lower the price, sell other securities instead or forego

Adviser Managed Trust / Annual Report / July 31, 2019	89

NOTES TO FINANCIAL STATEMENTS (Concluded)

July 31, 2019

an investment opportunity, any of which could have a negative effect on Funds’ management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Tactical Offensive Fixed Income Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Tactical Offensive Fixed Income Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Portfolio Turnover Risk — Due to their investment strategy, the Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Tactical Offensive Fixed Income

Fund to invest the proceeds at generally lower interest rates.

Real Estate Investment Trust (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Tactical Offensive Equity Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Tactical Offensive Equity Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tracking Error Risk — The risk that the Funds’ performance may vary substantially from the performance of the indexes they track as a result of cash flows, fund expenses, imperfect correlation between the Funds’ investments and the indexes’ components and other factors.

U.S. Government Securities Risk — The Tactical Offensive Fixed Income Fund may invest in U.S. Government securities, which are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

10. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company (“SEI”). As of July 31, 2019, SPTC held of record the following percentage of outstanding shares of each Fund:

Tactical Offensive Equity Fund	93.31%
Tactical Offensive Fixed Income Fund	92.77%

90	Adviser Managed Trust / Annual Report / July 31, 2019

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the Financial Adviser. SPTC maintains omnibus accounts at the Funds’ transfer agent.

11. REGULATORY MATTERS

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

	Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Total ($ Thousands)

Tactical Offensive Equity Fund	$ 38,352	$ 17,725	$ 56,127

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

13. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of July 31, 2019.

Adviser Managed Trust / Annual Report / July 31, 2019	91

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

Adviser Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Tactical Offensive Equity Fund and the statement of assets and liabilities, including the schedule of investments, of the Tactical Offensive Fixed Income Fund (collectively, the Funds) comprising the Adviser Managed Trust, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

September 27, 2019

92	Adviser Managed Trust / Annual Report / July 31, 2019

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of July 31, 2019:

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee*	since1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	99	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES

George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	99	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, LP. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

Adviser Managed Trust / Annual Report / July 31, 2019	93

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)

Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 62 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	99	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, LP., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	99	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	99	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM,a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	99	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive, Oaks, PA 19456 64 yrs. old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	99	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James B. Taylor One Freedom Valley Drive, Oaks, PA 19456 68 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	99	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

94	Adviser Managed Trust / Annual Report / July 31, 2019

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

James J. Hoffmayer One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004-October 2014).	N/A	N/A

Glenn R. Kurdziel One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A

Russell Emery One Freedom Valley Drive, Oaks, PA 19456 56 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012.Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A

Timothy D Barto One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 48 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

David F. McCann One Freedom Valley Drive, Oaks, PA 19456 43 yrs.old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A

Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Vice President	since 2012	Director of Global Investment Product Management from January 2004 - to present.	N/A	N/A

Bridget E. Sudall One Freedom Valley Drive, Oaks, PA 19456 38 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

Adviser Managed Trust / Annual Report / July 31, 2019	95

DISCLOSURE OF FUND EXPENSES (Unaudited)

July 31, 2019

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2019 through July 31, 2019).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/1/19	Ending Account Value 7/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Tactical Offensive Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,082.40	0.50%	$2.58
Hypothetical 5% Return
Class A	$1,000.00	$1,022.32	0.50%	$2.51

	Beginning Account Value 2/1/19	Ending Account Value 7/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Tactical Offensive Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,055.10	0.38%	$1.94
Hypothetical 5% Return
Class A	$1,000.00	$1,022.91	0.38%	$1.91

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

96	Adviser Managed Trust / Annual Report / July 31, 2019

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Adviser Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to a sub-advisory agreement with SIMC (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-adviser (the “Sub-Adviser”) provides security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Adviser is also responsible for managing its employees who provide services to the Funds. Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Adviser with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Adviser, including information about SIMC’s and the Sub-Adviser’s affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Adviser.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Adviser regarding: (i) the quality of SIMC’s and the Sub-Adviser’s investment management and other services; (ii) SIMC’s and the Sub-Adviser’s investment management personnel; (iii) SIMC’s and the Sub-Adviser’s operations and financial condition; (iv) SIMC’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Adviser, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Adviser’s profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Adviser’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the December 4-5, 2018 meeting of the Board, the Trustees approved a brief extension of the Advisory Agreement and the Sub-Advisory Agreement already in effect to accommodate a revised meeting schedule. Accordingly, at the April 2-3, 2019 meeting of the Board, the Trustees, including a majority of the Independent Trustees, voted to renew the Advisory Agreement and Sub-Advisory Agreement. In each case, the Board’s decision was based on its consideration and evaluation of the factors described above, as discussed at the meeting and

Adviser Managed Trust / Annual Report / July 31, 2019	97

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on net total return for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the renewal of the Sub-Advisory Agreement, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of the Sub-Adviser was sufficient to support renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to the Sub-Adviser, the Board took into account the fact that the Sub-Adviser is compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Adviser and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Adviser and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Adviser, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the renewal of the Sub-Advisory Agreement, the Board

98	Adviser Managed Trust / Annual Report / July 31, 2019

also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Adviser is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Adviser Managed Trust / Annual Report / July 31, 2019	99

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2019 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2019 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended July 31, 2019, the funds of the Adviser Managed Trust are designating the following items with regard to distributions paid during the year:

	(A) Long-Term Capital Gains Distributions	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions	(C) Dividends Qualifying for Corporate Dividends Received Deduction (1)
Tactical Offensive Equity Fund	86.81%	13.19%	100.00%	63.97%
Tactical Offensive Fixed Income Fund	0.00%	100.00%	100.00%	0.00%

	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	Qualifying Business Income (3)	(F) U.S. Government Interest (4)	Interest Related Dividends (5)	Short-Term Capital Gain Dividends (6)
Tactical Offensive Equity Fund	99.74%	0.26%	0.00%	0.85%	100.00%
Tactical Offensive Fixed Income Fund	0.00%	0.00%	18.19%	70.87%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

(3)	The percentage of this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(4)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(5)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of the Funds total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund. Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

100	Adviser Managed Trust / Annual Report / July 31, 2019

ADVISER MANAGED TRUST ANNUAL REPORT JULY 31, 2019

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

AMT (7/19)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2019 and 2018 as follows:

		Fiscal Year 2019			Fiscal Year 2018
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$80,790	$0	N/A	$79,890	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$273,762	$0	$0	$425,536	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2019	Fiscal Year 2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees billed by KPMG for the fiscal years 2019 and 2018 were $273,762 and $425,536, respectively. Non-audit fees consist of a review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Equity Fund is listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Fixed Income Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.2%

Argentina — 0.0%
Banco BBVA Argentina ADR	2,400	$28
Banco Macro ADR	2,300	159
Grupo Financiero Galicia ADR	5,000	184
Pampa Energia ADR*	2,000	66
Telecom Argentina ADR	2,800	47
Transportadora de Gas del Sur ADR	2,600	41
YPF ADR	8,700	143

		668

Australia — 1.4%
AGL Energy	23,538	340
Alumina Ltd	88,649	143
AMP Ltd	106,355	131
APA Group	42,338	322
Aristocrat Leisure Ltd	20,584	435
ASX Ltd	6,939	425
Aurizon Holdings Ltd	71,554	284
AusNet Services	66,886	82
Australia & New Zealand Banking Group Ltd	101,886	1,960
Bank of Queensland Ltd	14,684	94
Bendigo & Adelaide Bank	14,323	113
BHP Group	105,013	2,950
BlueScope Steel Ltd	19,305	174
Boral Ltd	42,426	151
Brambles Ltd	57,042	516
Caltex Australia Ltd	9,027	168
Challenger Ltd	20,149	98
CIMIC Group Ltd	2,891	73
Coca-Cola Amatil Ltd	14,995	110
Cochlear Ltd	2,073	315
Coles Group Ltd*	40,645	398
Commonwealth Bank of Australia	63,096	3,579
Computershare Ltd	17,617	192
Crown Resorts Ltd	11,045	90
CSL	16,151	2,556
Dexus‡	39,143	354
Domino’s Pizza Enterprises Ltd	1,466	39
Flight Centre Travel Group Ltd	1,386	44
Fortescue Metals Group Ltd	49,759	286
Goodman Group‡	58,387	596
GPT Group‡	64,852	278
Harvey Norman Holdings Ltd	14,691	44
Incitec Pivot Ltd	47,783	115
Insurance Australia Group	82,760	492
James Hardie Industries PLC	15,944	219
Lendlease Group	20,359	204
Macquarie Group Ltd	11,546	1,025
Medibank Pvt Ltd	99,142	247
Mirvac Group‡	140,280	311
National Australia Bank Ltd	100,611	1,977
Newcrest Mining Ltd	27,481	674

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Oil Search Ltd	49,342	$242
Orica	13,706	206
Origin Energy Ltd	63,176	346
QBE Insurance Group Ltd	47,621	410
Ramsay Health Care	5,088	255
REA Group	1,557	105
Rio Tinto Ltd	13,256	904
Santos Ltd	63,571	317
Scentre Group‡	190,321	523
SEEK Ltd	12,047	174
Sonic Healthcare	16,161	312
South32	181,035	392
Stockland‡	86,485	272
Suncorp Group Ltd	46,515	433
Sydney Airport	39,844	230
Tabcorp Holdings	72,561	225
Telstra Corp Ltd	149,198	408
TPG Telecom Ltd	9,104	44
Transurban Group	95,529	1,024
Treasury Wine Estates Ltd	25,831	315
Vicinity Centres‡	117,385	211
Washington H Soul Pattinson & Co Ltd	2,651	42
Wesfarmers Ltd	40,484	1,094
Westpac Banking	122,922	2,427
Woodside Petroleum Ltd	33,444	800
Woolworths Group Ltd	44,941	1,103
WorleyParsons Ltd	9,575	107

		35,525

Austria — 0.1%
ANDRITZ AG	2,662	96
Erste Group Bank AG	10,783	390
OMV	5,298	267
Raiffeisen Bank International AG	5,379	127
Verbund AG	2,472	139
voestalpine AG	4,220	113

		1,132

Belgium — 0.2%
Ageas	6,558	355
Anheuser-Busch InBev SA/NV	27,168	2,755
Colruyt SA	1,632	86
Groupe Bruxelles Lambert SA	2,899	276
KBC Group NV	8,931	580
Proximus SADP	5,502	158
Solvay SA	2,664	275
Telenet Group Holding	1,721	85
UCB SA	4,534	357
Umicore SA	7,100	225

		5,152

Bermuda — 0.0%
Bank of NT Butterfield & Son	1,858	60

Adviser Managed Trust / Annual Report / July 31, 2019	1

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Brazil — 0.5%
Ambev SA	215,800	$1,159
Atacadao	13,700	84
B2W Cia Digital*	9,700	97
B3 SA - Brasil Bolsa Balcao	94,400	1,061
Banco Bradesco SA	56,080	466
Banco BTG Pactual	10,900	174
Banco do Brasil SA	39,800	522
Banco Santander Brasil	19,700	227
BB Seguridade Participacoes SA	33,100	286
BR Malls Participacoes SA	38,900	156
BRF SA*	27,400	242
CCR SA	58,200	232
Centrais Eletricas Brasileiras SA	7,300	76
Cia de Saneamento Basico do Estado de Sao Paulo	16,400	232
Cia Siderurgica Nacional SA	21,600	95
Cielo	42,300	81
Cosan SA	5,600	76
Embraer	34,400	176
Energisa	5,900	78
Engie Brasil Energia SA	7,100	91
Equatorial Energia SA	8,300	209
Hypera SA	18,800	152
IRB Brasil Resseguros S/A	6,800	169
JBS SA	51,600	342
Klabin SA	34,700	148
Kroton Educacional SA	71,400	236
Localiza Rent a Car SA	27,300	318
Lojas Renner SA	36,810	462
M Dias Branco SA	2,300	24
Magazine Luiza SA	3,700	259
Multiplan Empreendimentos Imobiliarios SA	9,800	74
Natura Cosmeticos SA	9,600	156
Notre Dame Intermedica Participacoes	16,700	192
Petrobras Distribuidora	16,000	112
Petroleo Brasileiro SA	136,100	1,041
Porto Seguro SA	5,300	73
Raia Drogasil SA	11,100	243
Rumo SA*	51,700	299
Sul America SA	8,100	90
Suzano SA	26,100	212
TIM Participacoes SA	29,300	95
Ultrapar Participacoes SA	35,000	185
Vale SA	144,200	1,903
WEG SA	40,200	255

		12,860

Canada — 0.6%
58.com Inc ADR*	4,400	248
Alibaba Group Holding ADR*	64,400	11,148
Atlantic Power*	10,505	25

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ctrip.com International ADR*	18,800	$733
IMAX Corp*	6,763	149
JD.com Inc ADR*	33,600	1,005
Masonite International*	3,294	176
MDC Partners Inc, Cl A*	8,179	20
Momo Inc ADR	6,900	234
TAL Education Group ADR*	16,400	528
Teekay Corp	9,109	42
Weibo Corp ADR*	1,900	74

		14,382

Chile — 0.1%
Aguas Andinas SA, Cl A	90,490	51
Banco de Chile	1,455,958	210
Banco de Credito e Inversiones SA	2,429	154
Banco Santander Chile	3,150,026	229
Cencosud SA	71,007	141
Cia Cervecerias Unidas	5,115	72
Colbun SA	273,076	51
Empresa Nacional de Telecomunicaciones SA*	5,226	48
Empresas CMPC SA	55,524	131
Empresas COPEC	18,820	173
Enel Americas SA	1,819,695	302
Enel Chile	970,790	88
Itau CorpBanca	3,821,596	30
Latam Airlines Group	15,041	144
SACI Falabella	36,018	223

		2,047

China — 1.6%
51job Inc ADR*	900	70
AAC Technologies Holdings	35,000	191
Agricultural Bank of China Ltd, Cl H	1,350,000	550
Air China, Cl H	74,000	73
Aluminum Corp of China Ltd, Cl H*	174,000	58
ANTA Sports Products Ltd	50,000	376
Autohome Inc ADR*	2,800	238
AviChina Industry & Technology Co Ltd, Cl H	107,000	58
Baidu Inc ADR*	12,600	1,407
Bank of China Ltd, Cl H	3,621,000	1,480
Baozun Inc ADR*	2,300	114
BBMG Corp, Cl H	139,000	41
BeiGene Ltd ADR*	1,300	179
Beijing Capital International Airport Co Ltd, Cl H	72,000	57
CGN Power Co Ltd, Cl H (A)	523,000	152
China Cinda Asset Management Co Ltd, Cl H	732,000	161
China CITIC Bank Corp Ltd, Cl H	425,000	237
China Coal Energy Co Ltd, Cl H	83,000	32
China Communications Construction Co Ltd, Cl H	267,000	226

2	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
China Communications Services Corp Ltd, Cl H	82,000	$58
China Construction Bank Corp, Cl H	4,362,000	3,382
China Everbright Bank Co Ltd, Cl H	128,000	58
China Galaxy Securities, Cl H	210,000	113
China Longyuan Power Group Corp Ltd, Cl H	110,000	68
China Lumena New Materials Corp* (D)	1,226,772	–
China Merchants Bank Co Ltd, Cl H	189,000	948
China National Building Material Co Ltd, Cl H	190,000	169
China Oilfield Services, Cl H	68,000	77
China Pacific Insurance Group Co Ltd, Cl H	135,400	583
China Petroleum & Chemical Corp, Cl H	1,172,000	758
China Railway Construction, Cl H	108,000	126
China Railway Group Ltd, Cl H	186,000	131
China Telecom Corp Ltd, Cl H	652,000	293
China Vanke Co Ltd, Cl H	71,000	269
China Zhongwang Holdings Ltd	189,200	97
Chongqing Rural Commercial Bank Co Ltd, Cl H	86,000	45
CITIC Securities Co Ltd, Cl H	124,500	241
COSCO SHIPPING Holdings Co Ltd, Cl H*	88,000	33
Country Garden Holdings	351,000	479
CRRC Corp Ltd	212,000	168
Datang International Power Generation Co Ltd, Cl H	370,000	84
ENN Energy Holdings Ltd	36,900	383
Fosun International Ltd	125,500	166
GDS Holdings ADR*	2,000	82
Great Wall Motor Co Ltd, Cl H	107,500	74
Guangzhou R&F Properties Co Ltd	35,200	64
Huadian Power International Corp Ltd, Cl H	190,000	80
Huaneng Power International Inc, Cl H	214,000	125
Huazhu Group Ltd ADR	6,300	206
Industrial & Commercial Bank of China Ltd, Cl H	3,025,000	2,048
Inner Mongolia Yitai Coal Co Ltd, Cl B	631,300	640
iQIYI Inc ADR*	4,300	80
Jiangsu Expressway Co Ltd, Cl H	42,000	57
Jiangxi Copper Co Ltd, Cl H	76,000	95
Kingsoft Corp Ltd	32,000	70
NetEase Inc ADR	3,200	739
New Oriental Education & Technology Group Inc ADR*	6,600	688
NIO ADR*	22,700	79
Noah Holdings Ltd ADR*	1,000	32
PetroChina Co Ltd, Cl H	976,000	519
PICC Property & Casualty Co Ltd, Cl H	324,000	388
Pinduoduo Inc ADR*	9,200	205
Ping An Insurance Group Co of China Ltd, Cl H	270,500	3,227

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Shandong Weigao Group Medical Polymer Co Ltd, Cl H	72,000	$69
Shanghai Electric Group Co Ltd, Cl H	216,000	75
Shanghai Fosun Pharmaceutical Group Co Ltd, Cl H	20,500	61
Shanghai Lujiazui Finance & Trade Zone Development Co Ltd, Cl B	571,300	673
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	31,400	61
Shenzhou International Group Holdings Ltd	34,900	485
Shimao Property Holdings Ltd	56,000	156
Sihuan Pharmaceutical Holdings Group Ltd	396,000	82
SINA Corp/China*	3,200	125
Sino-Ocean Group Holding Ltd	134,000	54
Sinopec Engineering Group Co Ltd, Cl H	58,500	46
Sinopec Shanghai Petrochemical Co Ltd, Cl H	256,000	90
Sinopharm Group Co Ltd, Cl H	57,200	213
Sinotrans Ltd, Cl H	223,000	77
SOHO China Ltd	103,500	33
Sun Art Retail Group Ltd	138,000	140
Tencent Holdings	258,500	12,159
Tencent Music Entertainment Group ADR*	4,000	57
Tingyi Cayman Islands Holding Corp	96,000	144
TravelSky Technology Ltd, Cl H	32,000	63
Tsingtao Brewery Co Ltd, Cl H	22,000	130
Uni-President China Holdings	55,000	65
Vipshop Holdings Ltd ADR*	21,200	161
Want Want China Holdings Ltd	241,000	189
Weichai Power Co Ltd, Cl H	95,000	148
Yanzhou Coal Mining Co Ltd, Cl H	64,000	57
YY Inc ADR*	2,400	154
Zhuzhou CRRC Times Electric, Cl H	27,000	130
Zijin Mining Group Co Ltd, Cl H	332,000	134
ZTE Corp, Cl H	48,200	146
ZTO Express Cayman Inc ADR	15,100	297

		40,401

Colombia — 0.0%
Bancolombia SA	11,402	136
Cementos Argos SA	13,055	30
Ecopetrol	236,678	212
Grupo Argos SA/Colombia	7,784	41
Grupo de Inversiones Suramericana SA	11,773	123
Interconexion Electrica SA ESP	22,145	120

		662

Czech Republic — 0.0%
Central European Media Enterprises Ltd, Cl A*	11,668	55
CEZ AS	7,811	176
Komercni banka as	3,749	146

Adviser Managed Trust / Annual Report / July 31, 2019	3

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Moneta Money Bank AS (A)	17,683	$61

		438

Denmark — 0.3%
AP Moller - Maersk A/S, Cl A	136	147
AP Moller - Maersk A/S, Cl B	235	266
Carlsberg A/S, Cl B	3,829	526
Chr Hansen Holding A/S	3,779	333
Coloplast A/S, Cl B	4,253	500
Danske Bank A/S	24,089	360
Demant A/S*	3,300	98
DSV A/S	6,387	614
Genmab A/S*	2,204	411
H Lundbeck A/S	2,545	99
ISS	5,703	161
Novo Nordisk A/S, Cl B	61,357	2,964
Novozymes A/S, Cl B	7,850	367
Orsted A/S (A)	6,767	622
Pandora A/S	3,795	147
Tryg A/S	3,525	108
Vestas Wind Systems A/S	6,989	578

		8,301

Finland — 0.2%
Elisa OYJ	5,118	242
Fortum OYJ	15,934	369
Kone, Cl B	12,114	696
Metso OYJ	3,814	148
Neste Oyj	15,144	506
Nokia OYJ	201,233	1,093
Nokian Renkaat	3,641	105
Orion Oyj, Cl B	3,778	130
Sampo Oyj, Cl A	15,843	665
Stora Enso OYJ, Cl R	20,945	243
UPM-Kymmene OYJ	19,103	520
Wartsila OYJ Abp	15,972	203

		4,920

France — 2.0%
Accor SA	6,603	296
Aeroports de Paris	1,071	186
Air Liquide	15,314	2,131
Alstom SA	5,624	244
Amundi SA (A)	2,191	152
Arkema SA	2,479	226
Atos SE	3,457	281
AXA SA	69,191	1,764
BioMerieux	1,223	104
BNP Paribas SA	40,116	1,884
Bollore SA	25,840	112
Bouygues SA	8,007	289
Bureau Veritas	10,334	260
Capgemini SE	5,682	729
Carrefour SA	21,706	421

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Casino Guichard Perrachon SA	2,021	$75
Cie de Saint-Gobain	17,585	680
Cie Generale des Etablissements Michelin SCA	6,105	683
CNP Assurances	5,012	104
Covivio‡	1,647	169
Credit Agricole SA	41,043	493
Danone SA	21,990	1,920
Dassault Aviation SA	74	102
Dassault Systemes SE	4,673	718
Edenred	8,586	434
Eiffage SA	2,817	280
Electricite de France SA	21,626	270
Engie SA	65,218	1,011
EssilorLuxottica SA	10,053	1,373
Eurazeo SE	1,445	98
Eurofins Scientific	414	178
Eutelsat Communications SA	5,199	100
Faurecia SA	2,259	108
Gecina SA‡	1,646	254
Getlink SE	15,825	230
Hermes International	1,132	802
ICADE‡	1,006	88
Iliad SA	790	83
Imerys SA	862	36
Ingenico Group SA	2,192	210
Ipsen	1,362	157
JCDecaux SA	2,301	67
Kering	2,703	1,413
Klepierre SA‡	7,350	228
Legrand	9,538	678
L’Oreal SA	8,990	2,422
LVMH Moet Hennessy Louis Vuitton	9,899	4,136
Natixis SA	34,218	139
Orange SA	71,216	1,065
Pernod Ricard SA	7,577	1,342
Peugeot SA	21,051	501
Publicis Groupe	7,930	395
Remy Cointreau SA	684	102
Renault SA	6,887	388
Safran SA	11,674	1,688
Sanofi	40,015	3,362
Sartorius Stedim Biotech	1,001	161
Schneider Electric SE	19,619	1,706
SCOR SE	5,863	243
SEB SA	658	106
Societe BIC	934	65
Societe Generale SA	27,437	678
Sodexo SA	3,172	366
STMicroelectronics	24,472	455
Suez	12,346	183
Teleperformance	2,070	437

4	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Thales SA	3,816	$434
TOTAL SA	84,732	4,437
Ubisoft Entertainment SA*	3,009	250
Valeo	8,641	273
Veolia Environnement SA	19,240	489
Vinci SA	18,135	1,883
Vivendi SA	32,657	916
Wendel SA	814	113
Worldline*(A)	2,962	214

		51,070

Germany — 1.6%
1&1 Drillisch AG	1,263	38
adidas AG	6,433	2,074
Affimed*	8,361	25
Allianz	15,129	3,544
Aroundtown SA	29,291	236
Axel Springer SE	1,473	102
BASF	32,750	2,207
Bayer	33,256	2,175
Bayerische Motoren Werke	11,827	880
Beiersdorf AG	3,611	422
Brenntag AG	5,554	275
Carl Zeiss Meditec	1,458	161
Commerzbank AG	36,029	247
Continental AG	3,935	549
Covestro (A)	6,242	286
Daimler AG	32,434	1,694
Delivery Hero*(A)	4,065	197
Deutsche Bank AG	70,272	551
Deutsche Boerse AG	6,785	954
Deutsche Lufthansa AG	8,609	138
Deutsche Post	35,312	1,160
Deutsche Telekom AG	118,857	1,969
Deutsche Wohnen SE	13,027	482
E.ON SE	78,620	793
Evonik Industries AG	6,727	194
Fraport AG Frankfurt Airport Services Worldwide	1,229	104
Fresenius Medical Care AG & Co KGaA	7,707	540
Fresenius SE & Co KGaA	14,904	756
GEA Group AG	5,552	140
Hannover Rueck SE	2,163	341
HeidelbergCement AG	5,331	390
Henkel AG & Co KGaA	3,728	353
HOCHTIEF AG	735	84
HUGO BOSS AG	1,848	118
Infineon Technologies	40,658	771
Innogy SE (A)	5,000	242
KION Group	1,925	104
Knorr-Bremse	1,745	178
LANXESS AG	3,143	189
Merck KGaA	4,627	476

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
METRO AG	5,394	$84
MTU Aero Engines AG	1,863	470
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	5,336	1,294
Puma SE	2,995	211
QIAGEN*	8,283	318
RWE AG	19,577	533
SAP SE	35,024	4,357
Siemens	27,269	3,005
Siemens Healthineers AG (A)	5,401	227
Symrise, Cl A	4,607	429
Telefonica Deutschland Holding AG	32,668	83
thyssenkrupp AG	14,593	190
TUI AG	15,970	160
Uniper SE	7,252	226
United Internet AG	4,454	134
Volkswagen AG	1,171	202
Vonovia SE	17,580	866
Wirecard	4,196	708
Zalando*	3,059	142

		39,778

Greece — 0.0%
Alpha Bank AE*	48,077	94
Costamare Inc	6,600	40
Eurobank Ergasias*	89,848	88
FF Group*(D)	1,785	10
Hellenic Telecommunications Organization	11,717	162
JUMBO SA	6,450	127
Motor Oil Hellas Corinth Refineries SA	2,073	52
National Bank of Greece SA*	18,992	56
OPAP SA	8,163	92
Titan Cement Co SA	1,463	32

		753

Hong Kong — 1.6%
3SBio Inc*(A)	73,500	126
Agile Group Holdings	84,000	109
AIA Group Ltd	430,400	4,448
Alibaba Health Information Technology Ltd*	172,000	156
Alibaba Pictures Group Ltd*	690,000	140
Angang Steel Co Ltd, Cl H	96,200	37
Anhui Conch Cement Co Ltd, Cl H	58,000	339
ASM Pacific Technology Ltd	9,000	106
BAIC Motor Corp Ltd, Cl H (A)	60,000	38
Bank of Communications Co Ltd, Cl H	472,000	345
Bank of East Asia	37,400	108
Beijing Enterprises Holdings Ltd	27,500	135
Beijing Enterprises Water Group	270,000	143
BOC Aviation Ltd (A)	13,300	115
BOC Hong Kong Holdings Ltd	132,500	509
Brilliance China Automotive Holdings	148,000	163

Adviser Managed Trust / Annual Report / July 31, 2019	5

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BYD Co Ltd, Cl H	31,000	$195
BYD Electronic International Co Ltd	68,000	108
China Agri-Industries Holdings Ltd	254,000	78
China Aoyuan Group	42,000	57
China Conch Venture Holdings Ltd	77,000	266
China Eastern Airlines Corp Ltd, Cl H	118,000	66
China Education Group Holdings	21,000	33
China Everbright International Ltd	180,000	160
China Everbright Ltd	90,000	120
China Evergrande Group	89,000	238
China First Capital Group Ltd*	112,000	34
China Gas Holdings Ltd	83,600	349
China Hongqiao Group Ltd	74,000	54
China Huarong Asset Management, Cl H (A)	691,000	117
China Huishan Dairy Holdings Co Ltd*	228,000	12
China International Capital Corp Ltd, Cl H (A)	66,800	128
China Jinmao Holdings Group Ltd	256,000	167
China Life Insurance, Cl H	342,000	880
China Literature Ltd*(A)	10,800	44
China Medical System Holdings Ltd	58,000	56
China Mengniu Dairy Co Ltd	127,000	516
China Merchants Port Holdings Co Ltd	46,000	76
China Minsheng Banking Corp Ltd, Cl H	336,500	233
China Mobile Ltd	279,000	2,379
China Molybdenum Co Ltd, Cl H	129,000	37
China Oriental Group Co Ltd	124,000	56
China Overseas Land & Investment Ltd	176,000	605
China Power International Development Ltd	180,000	45
China Railway Signal & Communication Corp Ltd, Cl H (A)	50,000	34
China Reinsurance Group, Cl H	526,000	93
China Resources Beer Holdings Co Ltd	68,000	321
China Resources Cement Holdings Ltd	138,000	128
China Resources Gas Group	42,000	214
China Resources Land Ltd	128,000	552
China Resources Pharmaceutical Group Ltd (A)	54,500	60
China Resources Power Holdings Co Ltd	96,000	139
China Shenhua Energy Co Ltd, Cl H	159,500	318
China Southern Airlines Co Ltd, Cl H	62,000	40
China State Construction International Holdings Ltd	118,000	122
China Taiping Insurance Holdings Co Ltd	77,800	218
China Tower Corp Ltd, Cl H (A)	1,948,000	508
China Traditional Chinese Medicine Holdings Co Ltd	94,000	43
China Unicom Hong Kong	288,000	282
CIFI Holdings Group Co Ltd	125,979	81
CITIC Ltd	307,000	408
CK Asset Holdings Ltd	92,500	701

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CK Hutchison Holdings Ltd	96,500	$908
CK Infrastructure Holdings Ltd	24,000	187
CLP Holdings	58,500	637
CNOOC Ltd	815,000	1,347
COSCO SHIPPING Energy Transportation Co Ltd, Cl H	166,000	95
COSCO SHIPPING Ports Ltd	63,314	55
Country Garden Services Holdings	42,000	102
CSPC Pharmaceutical Group Ltd	220,000	387
Dali Foods Group (A)	102,000	64
Dongfeng Motor Group, Cl H	156,000	140
Far East Horizon Ltd	124,000	116
Fullshare Holdings Ltd	385,000	14
Future Land Development Holdings Ltd	62,000	53
Fuyao Glass Industry Group Co Ltd, Cl H (A)	28,400	87
Galaxy Entertainment Group Ltd	77,000	531
Geely Automobile Holdings Ltd	231,000	358
Genscript Biotech Corp*	32,000	79
GF Securities Co Ltd, Cl H	92,600	105
GOME Retail Holdings Ltd*	869,000	93
Greentown Service Group Co Ltd	98,000	83
Guangdong Investment Ltd	140,000	295
Guangzhou Automobile Group, Cl H	146,000	150
Guotai Junan Securities Co Ltd, Cl H (A)	52,800	86
Haier Electronics Group Co Ltd	62,000	147
Haitian International Holdings Ltd	27,000	55
Haitong Securities, Cl H	188,400	189
Hanergy Thin Film Power Group Ltd*(D)	444,000	—
Hang Lung Properties Ltd	73,000	173
Hang Seng Bank Ltd	27,300	652
Henderson Land Development Co Ltd	52,600	274
Hengan International Group Co Ltd	34,000	257
HengTen Networks Group Ltd*	2,392,000	46
HK Electric Investments & HK Electric Investments Ltd	80,500	82
HKT Trust & HKT Ltd	136,000	218
Hong Kong & China Gas	362,800	804
Hong Kong Exchanges & Clearing Ltd	42,400	1,439
Hua Hong Semiconductor Ltd (A)	20,000	42
Huaneng Renewables Corp Ltd, Cl H	198,000	54
Huatai Securities Co Ltd, Cl H (A)	81,200	133
Hutchison China MediTech Ltd ADR*	2,700	56
Hysan Development Co Ltd	19,000	91
Kaisa Group Holdings Ltd	100,000	42
Kerry Properties Ltd	20,000	76
Kingboard Holdings Ltd	26,500	66
Kingboard Laminates Holdings Ltd	43,000	36
Kingdee International Software Group Co Ltd	115,000	111
Kunlun Energy Co Ltd	160,000	140
KWG Group Holdings	61,500	58
Lee & Man Paper Manufacturing Ltd	124,000	76

6	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Legend Holdings Corp, Cl H (A)	19,200	$45
Lenovo Group Ltd	342,000	278
Li Ning	95,500	237
Link‡	75,500	882
Logan Property Holdings Co Ltd	48,000	73
Longfor Group Holdings Ltd (A)	84,000	313
Luye Pharma Group Ltd (A)	46,500	36
Maanshan Iron & Steel Co Ltd, Cl H	150,000	57
Meitu Inc*(A)	92,500	27
Meituan Dianping, Cl B*	46,700	382
Melco Resorts & Entertainment ADR	6,700	151
Metallurgical Corp of China Ltd, Cl H	277,000	68
MGM China Holdings Ltd	22,800	38
MMG Ltd*	104,000	33
MTR Corp Ltd	55,000	362
New China Life Insurance Co Ltd, Cl H	40,100	201
New World Development	220,000	312
Nexteer Automotive Group Ltd	38,000	40
Nine Dragons Paper Holdings Ltd	70,000	57
NWS Holdings Ltd	46,000	86
PCCW Ltd	130,000	74
People’s Insurance Co Group of China Ltd/ The, Cl H	406,000	172
Postal Savings Bank of China Co Ltd, Cl H (A)	380,000	222
Power Assets Holdings	49,500	355
Sands China Ltd	86,800	422
Semiconductor Manufacturing International Corp*	148,000	176
Shanghai Industrial Holdings Ltd	45,000	93
Shangri-La Asia	32,000	39
Shenzhen International Holdings Ltd	34,669	64
Shenzhen Investment Ltd	156,000	56
Shui On Land Ltd	153,000	33
Sino Biopharmaceutical Ltd	326,000	403
Sino Land Co Ltd	110,000	179
Sinotruk Hong Kong Ltd	31,000	46
SJM Holdings Ltd	73,000	80
SSY Group Ltd	60,000	54
Sun Hung Kai Properties Ltd	57,000	924
Sunac China Holdings Ltd	112,000	512
Sunny Optical Technology Group Co Ltd	33,400	394
Swire Pacific Ltd, Cl A	18,000	206
Swire Properties Ltd	42,200	153
Techtronic Industries Co Ltd	49,000	368
Tong Ren Tang Technologies Co Ltd, Cl H	45,000	54
Towngas China	104,630	80
Vitasoy International Holdings	22,000	104
WH Group Ltd	342,000	337
Wharf Holdings Ltd/The	36,000	88
Wharf Real Estate Investment Co Ltd	44,000	279
Wheelock & Co Ltd	30,000	190

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WuXi AppTec, Cl H	11,060	$103
Wuxi Biologics Cayman Inc*(A)	26,500	286
Wynn Macau Ltd	46,000	105
Xiaomi Corp, Cl B*(A)	165,400	191
Xinjiang Goldwind Science & Technology Co Ltd, Cl H	88,000	99
Xinyi Solar Holdings	160,753	89
Yihai International Holding	16,000	86
Yue Yuen Industrial Holdings Ltd	27,000	76
Yuexiu Property Co Ltd	242,000	55
Yuzhou Properties Co Ltd	189,000	90
Zhaojin Mining Industry Co Ltd	89,000	104
Zhejiang Expressway, Cl H	56,000	55
ZhongAn Online P&C Insurance Co Ltd, Cl H*(A)	13,900	31
Zhongsheng Group Holdings Ltd	23,500	66

		40,948

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	19,643	201
OTP Bank Nyrt	10,422	438
Richter Gedeon Nyrt	4,837	86

		725

India — 0.8%
Adani Ports & Special Economic Zone	30,186	166
Ambuja Cements Ltd	20,614	60
Ashok Leyland Ltd	63,407	64
Asian Paints Ltd	13,628	301
Aurobindo Pharma Ltd	9,124	76
Avenue Supermarts Ltd*(A)	4,319	93
Axis Bank Ltd	87,114	854
Bajaj Auto	4,097	150
Bajaj Finance	8,081	382
Bajaj Finserv Ltd	1,830	189
Bharat Forge Ltd	11,440	70
Bharat Petroleum	31,676	159
Bharti Airtel Ltd	83,693	411
Bharti Infratel	10,210	36
Bosch Ltd	536	113
Britannia Industries Ltd	1,996	76
Cipla Ltd/India	11,989	91
Coal India Ltd	59,049	175
Container Corp Of India Ltd	10,406	77
Dabur India Ltd	26,195	162
Divi’s Laboratories Ltd	2,756	65
Dr Reddy’s Laboratories Ltd	5,514	206
Eicher Motors Ltd	648	154
GAIL India Ltd	76,924	144
Glenmark Pharmaceuticals Ltd	3,149	19
Godrej Consumer Products Ltd	17,463	152
Grasim Industries Ltd	14,348	164
Havells India Ltd	12,402	116

Adviser Managed Trust / Annual Report / July 31, 2019	7

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
HCL Technologies	25,314	$381
Hero MotoCorp Ltd	3,065	105
Hindalco Industries Ltd	57,290	159
Hindustan Petroleum Corp Ltd	21,093	82
Hindustan Unilever Ltd	29,829	749
Housing Development Finance Corp Ltd	74,322	2,293
ICICI Bank Ltd	109,812	678
ICICI Lombard General Insurance (A)	4,716	83
Indiabulls Housing Finance Ltd	9,614	75
Indian Oil Corp Ltd	90,660	184
Infosys	159,131	1,836
InterGlobe Aviation Ltd (A)	3,193	72
ITC Ltd	158,175	621
JSW Steel Ltd	41,531	143
Larsen & Toubro	22,127	446
LIC Housing Finance Ltd	10,304	78
Lupin	7,672	85
Mahindra & Mahindra Financial Services Ltd	15,887	70
Mahindra & Mahindra Ltd	35,112	281
Marico Ltd	15,635	83
Maruti Suzuki India Ltd	4,913	391
Motherson Sumi Systems Ltd	60,590	94
Nestle India Ltd	1,120	190
NTPC	113,708	209
Oil & Natural Gas Corp Ltd	118,856	240
Page Industries Ltd	189	50
Petronet LNG Ltd	20,763	71
Pidilite Industries Ltd	7,017	127
Piramal Enterprises Ltd	2,866	75
Power Grid Corp of India Ltd	94,040	288
REC Ltd	36,763	75
Reliance Industries	129,617	2,198
Shree Cement Ltd	289	85
Shriram Transport Finance Co Ltd	8,382	118
State Bank of India	83,216	402
Sun Pharmaceutical Industries Ltd	40,243	250
Tata Consultancy Services Ltd	41,090	1,318
Tata Motors Ltd	77,324	152
Tata Power Co Ltd/The	35,868	32
Tech Mahindra Ltd	22,502	208
Titan	14,718	226
UltraTech Cement Ltd	4,536	287
United Spirits*	16,756	145
UPL Ltd	25,528	221
Vedanta Ltd	89,100	200
Vodafone Idea*	248,593	25
Wipro Ltd	57,464	222
Yes Bank Ltd	59,251	79
Zee Entertainment Enterprises Ltd	18,280	96

		21,303

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Indonesia — 0.2%
Adaro Energy Tbk PT	788,200	$71
Astra International Tbk PT	938,000	468
Bank Central Asia	451,700	997
Bank Mandiri Persero	865,800	493
Bank Negara Indonesia Persero Tbk PT	356,900	216
Bank Rakyat Indonesia Persero Tbk PT	2,550,100	815
Bank Tabungan Negara Persero	101,400	18
Barito Pacific	184,700	51
Bukit Asam Tbk PT	66,900	13
Bumi Serpong Damai*	182,900	19
Charoen Pokphand Indonesia Tbk PT	255,400	98
Gudang Garam Tbk PT	16,600	89
Hanjaya Mandala Sampoerna Tbk PT	322,000	70
Indah Kiat Pulp & Paper	145,100	77
Indocement Tunggal Prakarsa Tbk PT	63,700	102
Indofood CBP Sukses Makmur Tbk PT	80,700	62
Indofood Sukses Makmur	151,900	77
Jasa Marga Persero Tbk PT	47,900	21
Kalbe Farma Tbk PT	729,900	77
Pabrik Kertas Tjiwi Kimia Tbk PT	32,400	28
Pakuwon Jati Tbk PT	384,700	20
Perusahaan Gas Negara Persero Tbk	578,200	85
Semen Indonesia Persero Tbk PT	102,600	94
Surya Citra Media Tbk PT	148,300	16
Telekomunikasi Indonesia Persero Tbk PT	2,281,900	700
Unilever Indonesia Tbk PT	72,800	226
United Tractors Tbk PT	82,300	146

		5,149

Ireland — 0.6%
Accenture PLC, Cl A	34,800	6,702
AIB Group PLC	29,613	102
Alkermes PLC*	8,400	194
Ardmore Shipping Corp*	4,457	33
Bank of Ireland Group PLC	35,050	156
CRH PLC	28,975	968
Eaton Corp PLC	23,000	1,890
Endo International PLC*	28,474	90
Experian PLC	32,497	995
Ingersoll-Rand PLC	13,400	1,657
Jazz Pharmaceuticals PLC*	3,200	446
Kerry Group PLC, Cl A	5,672	666
Mallinckrodt*	10,514	72
Paddy Power Betfair PLC	2,827	225
Pentair PLC	8,500	330
Perrigo	7,000	378
Prothena Corp PLC*	5,382	50
Smurfit Kappa Group	8,116	258

		15,212

Israel — 0.1%
Azrieli Group	1,550	110

8	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bank Hapoalim BM*	40,719	$311
Bank Leumi Le-Israel	53,557	393
Check Point Software Technologies*	4,500	504
Elbit Systems Ltd	853	138
Israel Chemicals Ltd	20,565	112
Israel Discount Bank, Cl A	42,077	184
Mizrahi Tefahot Bank Ltd*	5,098	123
Nice Ltd*	2,222	342
Stratasys Ltd*	6,363	177
Teva Pharmaceutical Industries ADR*	39,100	310
Wix.com Ltd*	1,700	252

		2,956

Italy — 0.4%
Assicurazioni Generali SpA	39,155	734
Atlantia SpA	17,739	459
CNH Industrial NV	36,408	372
Davide Campari-Milano SpA	20,938	196
Enel SpA	290,050	2,002
Eni SpA	90,764	1,435
EXOR NV	3,899	273
Ferrari	4,366	708
Fiat Chrysler Automobiles	38,841	521
FinecoBank Banca Fineco	18,667	187
Intesa Sanpaolo SpA	531,256	1,160
Leonardo SpA	14,615	180
Mediobanca Banca di Credito Finanziario	22,365	226
Moncler SpA	6,438	266
Pirelli & C (A)	14,656	87
Poste Italiane (A)	18,842	203
Prysmian SpA	8,720	181
Recordati SpA	3,784	171
Snam SpA	74,592	369
Telecom Italia*	308,562	175
Telecom Italia SpA/Milano	219,453	117
Terna Rete Elettrica Nazionale	50,483	309
UniCredit SpA	71,697	851

		11,182

Japan — 4.6%
ABC-Mart Inc	1,400	89
Acom	10,900	39
Advantest	7,200	283
Aeon Co Ltd	23,400	408
AEON Financial Service Co Ltd	4,200	68
Aeon Mall Co Ltd	2,600	40
AGC Inc/Japan	6,600	204
Air Water Inc	5,500	91
Aisin Seiki Co Ltd	5,800	189
Ajinomoto Co Inc	15,800	285
Alfresa Holdings Corp	6,800	165
Alps Alpine Co Ltd	6,200	114
Amada Holdings	13,700	152

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ANA Holdings Inc	4,600	$155
Aozora Bank	3,600	83
Asahi Group Holdings	13,000	567
Asahi Intecc Co Ltd	7,000	185
Asahi Kasei	45,200	463
Astellas Pharma Inc	67,200	961
Bandai Namco Holdings Inc	7,200	391
Bank of Kyoto Ltd/The	2,000	78
Benesse Holdings	1,700	40
Bridgestone Corp	20,400	770
Brother Industries Ltd	8,900	159
Calbee	3,000	85
Canon Inc	35,700	977
Casio Computer Co Ltd	7,100	81
Central Japan Railway Co	5,100	1,030
Chiba Bank Ltd/The	18,100	90
Chubu Electric Power Co Inc	23,100	327
Chugai Pharmaceutical Co Ltd	8,000	575
Chugoku Electric Power Co Inc/The	8,200	103
Coca-Cola Bottlers Japan Holdings Inc	4,500	112
Concordia Financial Group Ltd	42,900	152
Credit Saison Co Ltd	3,800	47
CyberAgent	3,700	151
Dai Nippon Printing	8,800	186
Daicel Corp	9,600	82
Daifuku Co Ltd	3,700	205
Dai-ichi Life Holdings Inc	38,600	571
Daiichi Sankyo Co Ltd	20,200	1,237
Daikin Industries Ltd	8,900	1,114
Daito Trust Construction Co Ltd	2,600	337
Daiwa House Industry	20,300	582
Daiwa House Investment Corp, Cl A ‡	67	164
Daiwa Securities Group	55,000	239
Denso Corp	15,500	662
Dentsu Inc	7,800	260
Disco Corp	1,100	205
East Japan Railway Co	10,900	1,004
Eisai Co Ltd	9,000	490
Electric Power Development Co Ltd	4,400	99
FamilyMart UNY Holdings Co Ltd	9,100	195
FANUC	6,900	1,241
Fast Retailing	2,100	1,268
Fuji Electric Co Ltd	4,600	143
FUJIFILM Holdings Corp	12,900	616
Fujitsu Ltd	7,000	551
Fukuoka Financial Group Inc	5,100	94
GMO Payment Gateway	1,200	88
Hakuhodo DY Holdings Inc	9,300	147
Hamamatsu Photonics KK	5,100	191
Hankyu Hanshin Holdings Inc	8,200	290
Hikari Tsushin Inc	800	178
Hino Motors Ltd	10,500	85

Adviser Managed Trust / Annual Report / July 31, 2019	9

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hirose Electric	1,200	$127
Hisamitsu Pharmaceutical Co Inc	1,900	77
Hitachi Chemical Co Ltd	3,100	86
Hitachi Construction Machinery Co Ltd	3,900	93
Hitachi High-Technologies	2,100	107
Hitachi Ltd	34,500	1,237
Hitachi Metals Ltd	7,900	84
Honda Motor Co Ltd	58,200	1,453
Hoshizaki	2,200	156
Hoya	13,600	1,053
Hulic Co Ltd	9,800	85
Idemitsu Kosan	7,056	196
IHI Corp	4,400	106
Iida Group Holdings Co Ltd	5,400	89
Inpex	36,700	325
Isetan Mitsukoshi Holdings Ltd	10,100	81
Isuzu Motors Ltd	19,900	222
ITOCHU Corp	48,100	922
Itochu Techno-Solutions	2,900	75
J Front Retailing Co Ltd	8,400	99
Japan Airlines	3,400	107
Japan Airport Terminal Co Ltd	1,900	79
Japan Exchange Group Inc	18,300	270
Japan Post Bank Co Ltd	14,700	143
Japan Post Holdings Co Ltd	56,300	554
Japan Prime Realty Investment Corp‡	24	106
Japan Real Estate Investment‡	47	295
Japan Retail Fund Investment Corp‡	94	189
Japan Tobacco Inc	42,800	954
JFE Holdings Inc	17,700	236
JGC Corp	6,300	83
JSR	5,800	97
JTEKT Corp	7,500	90
JXTG Holdings Inc	115,100	546
Kajima Corp	16,200	210
Kakaku.com	4,100	86
Kamigumi Co Ltd	3,900	90
Kaneka	1,200	45
Kansai Electric Power Co Inc/The	25,300	314
Kansai Paint Co Ltd	5,300	105
Kao	17,400	1,279
Kawasaki Heavy Industries Ltd	4,200	92
KDDI Corp	63,200	1,661
Keihan Holdings Co Ltd	3,500	143
Keikyu Corp	8,800	149
Keio Corp	3,700	230
Keisei Electric Railway Co Ltd	4,700	174
Keyence Corp	3,300	1,919
Kikkoman Corp	5,200	238
Kintetsu Group Holdings Co Ltd	6,200	296
Kirin Holdings Co Ltd	29,400	642
Kobayashi Pharmaceutical Co Ltd	1,800	129

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kobe Steel	11,400	$74
Koito Manufacturing Co Ltd	3,800	192
Komatsu Ltd	33,000	743
Konami Holdings Corp	3,400	145
Konica Minolta Inc	16,400	137
Kose Corp	1,200	206
Kubota	37,500	585
Kuraray Co Ltd	12,800	153
Kurita Water Industries Ltd	3,600	92
Kyocera Corp	11,500	709
Kyowa Hakko Kirin Co Ltd	8,800	146
Kyushu Electric Power Co Inc	15,300	153
Kyushu Railway Co	5,800	166
Lawson Inc	1,800	90
LINE Corp*	2,800	90
Lion Corp	8,100	160
LIXIL Group Corp	7,900	138
M3 Inc	15,100	308
Makita Corp	8,100	268
Marubeni Corp	56,100	367
Marui Group	6,900	150
Maruichi Steel Tube Ltd	1,400	37
Mazda Motor	20,500	204
McDonald’s Holdings Co Japan Ltd	2,000	90
Mebuki Financial Group Inc	32,500	81
Medipal Holdings Corp	6,600	141
MEIJI Holdings Co Ltd	4,100	286
Mercari*	2,300	62
MINEBEA MITSUMI Inc	13,100	227
MISUMI Group	10,200	232
Mitsubishi Chemical Holdings Corp	46,000	329
Mitsubishi Corp	48,200	1,304
Mitsubishi Electric Corp	65,200	860
Mitsubishi Estate Co Ltd	42,200	782
Mitsubishi Gas Chemical	6,000	81
Mitsubishi Heavy Industries Ltd	11,500	477
Mitsubishi Materials Corp	3,200	89
Mitsubishi Motors Corp	20,000	89
Mitsubishi Tanabe Pharma Corp	8,200	93
Mitsubishi UFJ Financial Group Inc	438,700	2,118
Mitsubishi UFJ Lease & Finance Co Ltd	17,600	94
Mitsui & Co Ltd	59,100	968
Mitsui Chemicals Inc	6,700	155
Mitsui Fudosan Co Ltd	31,900	726
Mitsui OSK Lines Ltd	3,500	87
Mizuho Financial Group Inc	861,000	1,224
MonotaRO Co Ltd	3,800	84
MS&AD Insurance Group Holdings Inc	17,000	561
Murata Manufacturing Co Ltd	20,500	914
Nabtesco Corp	3,400	93
Nagoya Railroad Co Ltd	6,600	183
NEC Corp	8,900	367

10	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nexon Co Ltd	17,700	$282
NGK Insulators Ltd	10,600	159
NGK Spark Plug Co Ltd	4,700	90
NH Foods Ltd	3,100	116
Nidec	8,000	1,084
Nikon Corp	11,600	158
Nintendo Co Ltd	4,000	1,477
Nippon Building Fund‡	48	338
Nippon Electric Glass Co Ltd	2,900	66
Nippon Express Co Ltd	2,900	165
Nippon Paint Holdings Co Ltd	5,300	232
Nippon Prologis Inc‡	72	174
Nippon Steel Corp	28,900	457
Nippon Telegraph & Telephone Corp	23,000	1,043
Nippon Yusen	5,600	94
Nissan Chemical	4,600	203
Nissan Motor Co Ltd	83,000	543
Nisshin Seifun Group Inc	7,200	137
Nissin Foods Holdings Co Ltd	2,300	144
Nitori Holdings Co Ltd	2,900	393
Nitto Denko Corp	5,600	278
Nomura Holdings Inc	118,900	376
Nomura Real Estate Holdings Inc	3,800	78
Nomura Real Estate Master Fund‡	140	223
Nomura Research Institute Ltd	12,300	220
NSK Ltd	10,700	91
NTT Data	22,700	300
NTT DOCOMO Inc	47,600	1,146
Obayashi Corp	23,400	223
Obic Co Ltd	2,300	247
Odakyu Electric Railway Co Ltd	10,600	238
Oji Holdings Corp	31,100	162
Olympus Corp	41,700	458
Omron Corp	6,900	333
Ono Pharmaceutical Co Ltd	13,700	250
Oracle Corp Japan	1,400	117
Oriental Land Co Ltd/Japan	7,100	944
ORIX	47,300	680
Osaka Gas Co Ltd	13,500	249
Otsuka Corp	3,800	151
Otsuka Holdings	14,000	518
Pan Pacific International Holdings Corp	4,000	256
Panasonic Corp	78,900	672
Park24 Co Ltd	4,200	92
PeptiDream*	3,400	191
Persol Holdings Co Ltd	7,100	174
Pigeon	4,200	156
Pola Orbis Holdings Inc	2,800	71
Rakuten Inc	30,900	318
Recruit Holdings Co Ltd	42,400	1,452
Renesas Electronics Corp*	27,300	163
Resona Holdings Inc	75,100	307

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ricoh Co Ltd	24,100	$222
Rinnai Corp	1,200	81
Rohm Co Ltd	3,400	240
Ryohin Keikaku	900	161
Sankyo Co Ltd	1,100	38
Santen Pharmaceutical Co Ltd	13,200	214
SBI Holdings Inc/Japan	8,500	195
Secom	7,500	591
Sega Sammy Holdings	6,400	83
Seibu Holdings Inc	7,500	119
Seiko Epson Corp	10,100	150
Sekisui Chemical Co Ltd	13,300	199
Sekisui House	22,300	377
Seven & i Holdings Co Ltd	26,900	924
Seven Bank Ltd	15,300	42
SG Holdings Co Ltd	5,200	138
Sharp Corp/Japan	7,800	99
Shimadzu Corp	8,000	194
Shimamura Co Ltd	600	43
Shimano Inc	2,700	384
Shimizu Corp	21,400	174
Shin-Etsu Chemical	13,000	1,336
Shinsei Bank Ltd	5,700	87
Shionogi & Co Ltd	9,600	536
Shiseido Co Ltd	14,300	1,060
Shizuoka Bank Ltd/The	16,800	116
Showa Denko KK	5,400	147
SMC Corp/Japan	2,000	734
Softbank Corp	59,900	810
SoftBank Group Corp	58,800	3,048
Sohgo Security Services Co Ltd	2,100	103
Sompo Holdings Inc	12,000	501
Sony Corp	45,300	2,574
Sony Financial Holdings	5,500	134
Stanley Electric Co Ltd	3,900	97
Subaru Corp	22,000	516
SUMCO Corp	7,100	95
Sumitomo Chemical Co Ltd	53,600	247
Sumitomo Corp	42,500	635
Sumitomo Dainippon Pharma	4,700	87
Sumitomo Electric Industries	27,100	338
Sumitomo Heavy Industries Ltd	3,300	107
Sumitomo Metal Mining Co Ltd	8,400	241
Sumitomo Mitsui Financial Group Inc	47,400	1,662
Sumitomo Mitsui Trust Holdings Inc	11,900	409
Sumitomo Realty & Development	11,900	436
Sumitomo Rubber Industries Ltd	6,300	69
Sundrug Co Ltd	1,700	47
Suntory Beverage & Food Ltd	5,000	200
Suzuken	2,600	144
Suzuki Motor Corp	13,200	519
Sysmex Corp	6,000	439

Adviser Managed Trust / Annual Report / July 31, 2019	11

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
T&D Holdings	20,100	$227
Taiheiyo Cement Corp	4,900	139
Taisei	7,300	253
Taisho Pharmaceutical Holdings	1,100	84
Taiyo Nippon Sanso	4,700	97
Takeda Pharmaceutical Co Ltd	53,000	1,774
TDK Corp	4,600	359
Teijin Ltd	5,300	92
Terumo Corp	23,100	677
THK Co Ltd	3,700	95
Tobu Railway Co Ltd	6,900	198
Toho Co Ltd/Tokyo	4,100	160
Toho Gas Co Ltd	2,200	84
Tohoku Electric Power Co Inc	15,500	156
Tokio Marine Holdings Inc	23,100	1,233
Tokyo Century Corp	1,000	42
Tokyo Electric Power Holdings*	54,900	265
Tokyo Electron Ltd	5,600	964
Tokyo Gas	13,800	346
Tokyu Corp	17,900	315
Tokyu Fudosan Holdings	18,000	105
Toppan Printing Co Ltd	9,800	160
Toray Industries Inc	49,700	345
Toshiba	19,900	639
Tosoh Corp	7,700	109
TOTO Ltd	5,100	206
Toyo Seikan Group Holdings Ltd	4,500	79
Toyo Suisan Kaisha Ltd	3,600	146
Toyoda Gosei Co Ltd	1,700	31
Toyota Industries Corp	5,300	277
Toyota Motor Corp	81,400	5,266
Toyota Tsusho Corp	7,600	222
Trend Micro Inc/Japan	4,600	202
Tsuruha Holdings Inc	1,100	113
Unicharm Corp	14,500	414
United Urban Investment Corp‡	105	178
USS Co Ltd	7,900	158
Welcia Holdings	1,200	56
West Japan Railway Co	5,900	486
Yahoo Japan Corp	101,800	301
Yakult Honsha Co Ltd	4,300	244
Yamada Denki Co Ltd	18,800	83
Yamaha	5,200	247
Yamaha Motor Co Ltd	10,100	178
Yamato Holdings Co Ltd	11,100	219
Yamazaki Baking Co Ltd	3,000	46
Yaskawa Electric Corp	8,600	289
Yokogawa Electric Corp	8,300	150
Yokohama Rubber Co Ltd/The	4,400	81
ZOZO Inc	6,000	114

		117,902

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Luxembourg — 0.0%
Altisource Portfolio Solutions SA*	637	$13
RTL Group SA	1,427	71
SES, Cl A	13,128	218
Tenaris SA	17,018	216
Trinseo SA	5,328	207

		725

Malaysia — 0.2%
AirAsia Group Bhd	38,600	18
Alliance Bank Malaysia Bhd	26,100	23
AMMB Holdings	56,400	58
Axiata Group Bhd	133,178	162
British American Tobacco Malaysia Bhd	4,900	27
CIMB Group Holdings Bhd	225,946	278
Dialog Group Bhd	181,500	152
DiGi.Com Bhd	150,900	183
Fraser & Neave Holdings Bhd	11,100	93
Gamuda Bhd	47,800	43
Genting Bhd	104,100	173
Genting Malaysia Bhd	102,700	96
Genting Plantations Bhd	4,900	12
HAP Seng Consolidated Bhd	60,100	144
Hartalega Holdings Bhd	51,900	62
Hong Leong Bank Bhd	32,100	140
Hong Leong Financial Group Bhd	6,300	28
IHH Healthcare Bhd	108,200	151
IJM	92,800	52
IOI Corp Bhd	65,200	66
Kuala Lumpur Kepong Bhd	14,800	85
Malayan Banking Bhd	180,518	378
Malaysia Airports Holdings Bhd	34,400	70
Maxis Bhd	115,100	158
MISC Bhd	38,600	68
Nestle Malaysia Bhd	2,400	86
Petronas Chemicals Group Bhd	139,600	253
Petronas Dagangan Bhd	8,600	49
Petronas Gas	32,100	125
PPB Group Bhd	19,700	89
Press Metal Aluminium Holdings Bhd	47,200	52
Public Bank Bhd	142,600	757
QL Resources	22,100	37
RHB Bank Bhd	34,100	46
Sime Darby Bhd	92,500	49
Sime Darby Plantation Bhd	71,500	80
Sime Darby Property Bhd	70,400	17
SP Setia Group	36,100	17
Telekom Malaysia Bhd	28,200	28
Tenaga Nasional Bhd	145,300	487
Top Glove Corp Bhd	53,200	59
Westports Holdings Bhd	23,700	23

12	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
YTL	269,700	$67

		5,041

Mexico — 0.2%
Alfa SAB de CV, Cl A	149,700	131
Alsea SAB de CV*	18,500	38
America Movil SAB de CV	1,538,100	1,088
Arca Continental SAB de CV	15,300	82
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Cl B	90,800	130
Cemex SAB de CV	714,100	257
Coca-Cola Femsa SAB de CV	25,700	160
El Puerto de Liverpool SAB de CV	6,400	31
Fibra Uno Administracion SA de CV‡	152,700	198
Fomento Economico Mexicano SAB de CV	89,200	817
Gruma SAB de CV, Cl B	7,315	68
Grupo Aeroportuario del Pacifico SAB de CV, Cl B	17,300	175
Grupo Aeroportuario del Sureste SAB de CV, Cl B	10,125	155
Grupo Bimbo SAB de CV, Ser A	79,700	154
Grupo Carso SAB de CV	15,500	50
Grupo Financiero Banorte SAB de CV, Cl O	119,500	603
Grupo Financiero Inbursa SAB de CV, Cl O	113,600	140
Grupo Mexico SAB de CV	163,000	404
Grupo Televisa SAB	115,400	221
Industrias Penoles SAB de CV	4,735	44
Infraestructura Energetica Nova SAB de CV	18,600	72
Kimberly-Clark de Mexico SAB de CV, Cl A	75,300	158
Megacable Holdings	10,200	44
Mexichem SAB de CV	36,300	67
Promotora y Operadora de Infraestructura SAB de CV	7,890	72
Wal-Mart de Mexico SAB de CV	241,200	719

		6,078

Netherlands — 1.2%
ABN AMRO Group NV (A)	15,180	304
Adyen NV *(A)	372	284
Aegon NV	65,075	324
AerCap Holdings NV*	4,800	262
Airbus SE	20,757	2,960
Akzo Nobel NV	8,139	774
ArcelorMittal	23,802	385
ASML Holding NV	15,174	3,426
Cimpress NV*	2,726	263
Coca-Cola European Partners	3,801	212
Frank’s International*	13,792	79
Heineken	9,255	1,001
Heineken Holding NV	4,128	421
ING Groep NV	138,832	1,557
Koninklijke Ahold Delhaize	42,268	963

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Koninklijke DSM NV	6,482	$814
Koninklijke KPN NV	128,014	368
Koninklijke Philips NV	33,047	1,563
Koninklijke Vopak NV	2,559	127
NN Group NV	11,284	427
NXP Semiconductors NV	10,600	1,096
Randstad NV	4,288	217
Royal Dutch Shell, Cl A	157,763	5,011
Royal Dutch Shell PLC, Cl B	133,483	4,254
Unibail-Rodamco-Westfield‡	4,942	666
Unilever	51,954	3,027
Wolters Kluwer NV	9,997	730

		31,515

New Zealand — 0.1%
a2 Milk Co Ltd*	26,384	314
Auckland International Airport Ltd	34,826	214
Fisher & Paykel Healthcare Corp Ltd	20,677	225
Fletcher Building Ltd	31,089	102
Meridian Energy Ltd	46,460	144
Ryman Healthcare Ltd	14,569	124
Spark New Zealand Ltd	66,364	174

		1,297

Norway — 0.1%
Aker BP ASA	3,940	113
DNB ASA	34,425	622
Equinor	35,802	648
Gjensidige Forsikring ASA	7,246	142
Mowi ASA	15,727	382
Nordic American Tankers	18,592	38
Norsk Hydro ASA	48,602	168
Orkla ASA	27,501	236
Schibsted ASA, Cl B	3,589	94
Telenor ASA	26,320	540
Yara International ASA	6,377	302

		3,285

Panama — 0.0%
Banco Latinoamericano de Comercio Exterior SA, Cl E	3,958	83
Copa Holdings SA, Cl A	1,700	172

		255

Peru — 0.0%
Cia de Minas Buenaventura SAA ADR	10,500	160
Credicorp Ltd	3,100	676

		836

Philippines — 0.1%
Aboitiz Equity Ventures	68,200	71
Aboitiz Power Corp	37,100	26
Alliance Global Group Inc	103,000	32
Ayala Corp	13,540	255
Ayala Land Inc	345,550	338

Adviser Managed Trust / Annual Report / July 31, 2019	13

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bank of the Philippine Islands	23,310	$41
BDO Unibank Inc	93,560	270
DMCI Holdings Inc	108,600	22
Globe Telecom	1,785	75
GT Capital Holdings Inc	5,130	93
International Container Terminal Services Inc	49,820	132
JG Summit Holdings Inc	139,270	179
Jollibee Foods Corp	15,090	77
Manila Electric Co	11,850	85
Megaworld Corp	616,000	74
Metro Pacific Investments	352,000	33
Metropolitan Bank & Trust	55,090	82
PLDT Inc	2,990	68
Robinsons Land Corp	41,200	22
Security Bank	7,510	27
SM Investments Corp	11,540	227
SM Prime Holdings Inc	473,500	340
Universal Robina Corp	43,520	136

		2,705

Poland — 0.1%
Alior Bank SA*	3,109	38
Bank Millennium*	20,635	41
Bank Polska Kasa Opieki SA	8,121	218
CCC SA	980	38
CD Projekt	3,267	195
Cyfrowy Polsat SA	8,853	69
Dino Polska SA*	1,696	64
Grupa Lotos SA	3,199	73
Jastrzebska Spolka Weglowa SA*	1,797	18
KGHM Polska Miedz SA	6,783	166
LPP SA	45	92
mBank SA*	504	46
Orange Polska SA	22,323	39
PGE Polska Grupa Energetyczna SA*	29,116	67
Polski Koncern Naftowy ORLEN SA	14,057	356
Polskie Gornictwo Naftowe i Gazownictwo SA	59,987	88
Powszechna Kasa Oszczednosci Bank Polski SA	40,643	431
Powszechny Zaklad Ubezpieczen	28,395	308
Santander Bank Polska SA	1,739	148

		2,495

Portugal — 0.0%
EDP - Energias de Portugal SA	91,811	340
Galp Energia SGPS	18,022	283
Jeronimo Martins SGPS SA	7,342	119

		742

Qatar — 0.1%
Barwa Real Estate Co	65,980	65
Commercial Bank PQSC/The	68,630	90

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Industries Qatar QSC	85,920	$265
Masraf Al Rayan QSC	178,254	188
Mesaieed Petrochemical Holding	215,730	154
Ooredoo QPSC	43,090	85
Qatar Electricity & Water Co QSC	18,650	80
Qatar Fuel QSC	24,106	140
Qatar Insurance Co SAQ	54,070	52
Qatar Islamic Bank SAQ	54,934	248
Qatar National Bank QPSC	206,945	1,109

		2,476

Russia — 0.4%
Gazprom PJSC ADR	242,484	1,777
LUKOIL PJSC ADR	18,797	1,547
Magnit GDR*	4,636	55
Magnit PJSC GDR	12,343	179
MMC Norilsk Nickel PJSC ADR	29,147	670
Mobile TeleSystems PJSC ADR	24,000	196
Novatek PJSC GDR	4,179	876
PhosAgro PJSC GDR	4,415	55
Rosneft Oil Co PJSC GDR	40,344	267
Rosneft Oil PJSC GDR	14,280	93
Sberbank of Russia PJSC ADR	122,799	1,834
Severstal GDR	2,590	42
Severstal PJSC GDR	7,602	122
Surgutneftegas PJSC ADR	97,095	434
Tatneft PJSC ADR	11,659	814
X5 Retail Group GDR	5,903	198

		9,159

Saudi Arabia — 0.1%
Advanced Petrochemical	2,835	44
Al Rajhi Bank	28,338	520
Alinma Bank	18,510	124
Almarai JSC	6,499	88
Bank AlBilad	10,010	77
Bank Al-Jazira	6,814	28
Banque Saudi Fransi	13,356	144
Dar Al Arkan Real Estate Development*	8,975	27
Etihad Etisalat*	6,399	42
for Cooperative Insurance*	1,600	32
Jarir Marketing	2,006	89
National Commercial Bank	27,907	408
National Industrialization*	5,558	23
Riyad Bank	28,895	200
Sahara International Petrochemical	6,094	33
Samba Financial Group	23,398	204
Saudi Arabian Fertilizer	2,773	65
Saudi Arabian Mining*	10,121	127
Saudi Basic Industries	19,016	545
Saudi British Bank	9,467	100
Saudi Cement	1,271	24
Saudi Electricity	30,051	157

14	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Saudi Industrial Investment Group	3,740	$24
Saudi Kayan Petrochemical*	20,287	61
Saudi Telecom	9,460	272
Savola Group*	7,281	62
Yanbu National Petrochemical	6,763	106

		3,626

Singapore — 0.3%
Ascendas Real Estate Investment Trust‡	89,800	201
CapitaLand Commercial Trust‡	95,100	143
CapitaLand Ltd	92,300	244
CapitaLand Mall Trust‡	93,300	179
City Developments Ltd	16,500	117
ComfortDelGro	78,400	155
Dairy Farm International Holdings Ltd	10,300	77
DBS Group Holdings Ltd	64,100	1,237
Genting Singapore Ltd	176,100	118
Golden Agri-Resources Ltd	171,000	37
Hongkong Land Holdings Ltd	41,900	257
Jardine Cycle & Carriage Ltd	3,600	89
Jardine Matheson Holdings Ltd	7,900	481
Jardine Strategic Holdings Ltd	8,000	276
Keppel Corp Ltd	52,300	245
Oversea-Chinese Banking Corp Ltd	114,032	962
SATS Ltd	24,700	87
Sembcorp Industries Ltd	23,600	40
Singapore Airlines Ltd	19,600	139
Singapore Exchange Ltd	29,100	168
Singapore Press Holdings Ltd	58,400	94
Singapore Technologies Engineering	56,400	175
Singapore Telecommunications Ltd	291,800	710
Suntec Real Estate Investment Trust‡	68,600	96
United Overseas Bank Ltd	45,000	868
UOL Group Ltd	17,000	91
Venture Corp Ltd	10,000	114
Wilmar International Ltd	69,400	202
Yangzijiang Shipbuilding Holdings Ltd	87,200	91

		7,693

Slovak Republic — 0.0%
Celltrion Inc*	4,038	582

South Africa — 0.6%
Absa Group Ltd	33,576	378
Anglo American Platinum Ltd	2,662	160
AngloGold Ashanti Ltd	19,468	349
Aspen Pharmacare Holdings Ltd	19,295	123
Bid Corp Ltd	15,722	333
Bidvest Group Ltd/The	13,878	181
Capitec Bank Holdings Ltd	2,228	185
Clicks Group Ltd	12,683	183
Discovery	19,021	178
Exxaro Resources	12,377	146
FirstRand Ltd	154,710	674

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fortress, Cl A‡	41,177	$62
Foschini Group Ltd/The	11,678	137
Gold Fields Ltd	39,877	214
Growthpoint Properties Ltd‡	141,679	238
Investec Ltd	14,922	86
Kumba Iron Ore Ltd	2,229	75
Liberty Holdings Ltd	3,342	26
Life Healthcare Group Holdings Ltd	48,238	77
Momentum Metropolitan Holdings	22,179	26
Mr Price Group	12,497	156
MTN Group Ltd	78,319	623
MultiChoice Group Ltd*	21,205	201
Naspers Ltd, Cl N	19,882	4,920
Nedbank Group Ltd	17,395	296
NEPI Rockcastle PLC	18,358	168
Netcare Ltd	40,199	47
Old Mutual Ltd	231,599	314
Pick n Pay Stores Ltd	12,807	60
PSG Group Ltd	5,218	84
Rand Merchant Investment Holdings Ltd	26,504	58
Redefine Properties Ltd‡	267,178	166
Reinet Investments SCA	5,085	91
Remgro Ltd	24,858	314
RMB Holdings	37,200	199
Sanlam Ltd	82,925	437
Sappi Ltd	18,318	67
Sasol Ltd	25,911	568
Shoprite Holdings Ltd	22,411	244
SPAR Group Ltd/The	6,665	87
Standard Bank Group Ltd	59,406	753
Telkom SA SOC Ltd	9,728	59
Tiger Brands Ltd	5,583	88
Truworths International Ltd	15,321	68
Vodacom Group	30,461	253
Woolworths Holdings Ltd/South Africa	48,651	189

		14,341

South Korea — 1.1%
Amorepacific Corp	1,538	182
AMOREPACIFIC Group	993	48
BGF retail	268	46
BNK Financial Group	9,587	57
Celltrion Healthcare Co Ltd*	1,736	68
Celltrion Pharm Inc*	361	11
Cheil Worldwide Inc	2,376	54
CJ CheilJedang	287	69
CJ Corp	502	40
CJ ENM Co Ltd	372	52
CJ Logistics Corp*	314	36
Daelim Industrial	1,377	123
Daewoo Engineering & Construction*	4,086	14
Daewoo Shipbuilding & Marine Engineering Co Ltd*	884	22

Adviser Managed Trust / Annual Report / July 31, 2019	15

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DB Insurance	2,679	$127
Doosan Bobcat Inc	1,725	52
E-MART Inc	723	75
Fila Korea Ltd	2,385	136
GS Engineering & Construction Corp	2,067	59
GS Holdings Corp	1,768	75
GS Retail Co Ltd	719	23
Hana Financial Group Inc	13,961	410
Hankook Tire Co Ltd	4,226	110
Hanmi Pharm	221	54
Hanmi Science Co ltd	323	13
Hanon Systems	6,465	64
Hanwha Chemical	3,669	58
Hanwha Corp	886	18
Hanwha Life Insurance Co Ltd	7,290	16
HDC Hyundai Development -Engineering & Construction, Cl E	1,885	59
Helixmith Co Ltd*	858	143
HLB Inc*	1,152	26
Hotel Shilla Co Ltd	1,560	104
Hyundai Department Store Co Ltd	483	30
Hyundai Engineering & Construction	3,782	138
Hyundai Glovis Co Ltd	1,011	132
Hyundai Heavy Industries Co Ltd*	1,881	173
Hyundai Heavy Industries Holdings Co Ltd	486	134
Hyundai Marine & Fire Insurance Co Ltd	2,100	50
Hyundai Mobis	3,145	641
Hyundai Motor	6,865	734
Hyundai Steel	3,962	130
Industrial Bank of Korea	12,420	138
Kakao Corp	2,380	256
Kangwon Land Inc	5,783	150
KB Financial Group Inc	18,272	670
KCC Corp	200	41
Kia Motors Corp	12,252	453
Korea Aerospace Industries	2,530	79
Korea Electric Power Corp	12,173	287
Korea Gas Corp	597	22
Korea Investment Holdings Co Ltd	2,074	131
Korea Zinc Co Ltd	415	155
Korean Air Lines	1,632	35
KT&G Corp	5,419	441
Kumho Petrochemical Co Ltd	629	43
LG Chem Ltd	2,116	604
LG Corp	4,479	268
LG Display	11,359	139
LG Electronics	4,987	275
LG Household & Health Care Ltd	434	461
LG Innotek	489	47
LG Uplus Corp	3,757	41
Lotte Chemical Corp	831	164
Lotte Corp	633	18

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lotte Shopping Co Ltd	392	$45
Medy-Tox Inc	290	102
Meritz Securities	10,483	45
Mirae Asset Daewoo Co Ltd	21,038	134
NAVER Corp	6,464	754
NCSoft Corp	775	315
Netmarble Corp (A)	1,271	98
NH Investment & Securities Co Ltd	8,913	99
OCI Co Ltd	657	42
Orange Life Insurance	776	19
Orion Corp/Republic of Korea	821	56
Ottogi Corp	30	16
Pan Ocean Co Ltd*	9,200	37
Pearl Abyss Corp*	165	24
POSCO	3,607	688
POSCO Chemical Co Ltd	531	22
Posco International Corp	1,207	19
S-1, Cl 1	589	52
Samsung Biologics Co Ltd* (A)	794	188
Samsung C&T Corp	4,013	311
Samsung Card Co Ltd	2,221	68
Samsung Electro-Mechanics Co Ltd	2,683	209
Samsung Electronics Co Ltd	216,216	8,288
Samsung Engineering*	5,426	76
Samsung Fire & Marine Insurance Co Ltd	1,445	321
Samsung Heavy Industries Co Ltd*	21,737	130
Samsung Life Insurance Co Ltd	3,337	215
Samsung SDI Co Ltd	2,548	536
Samsung SDS	1,641	289
Samsung Securities Co Ltd	3,735	116
Shinhan Financial Group Co Ltd	20,679	760
Shinsegae Inc	256	55
SillaJen Inc*	2,962	111
SK Holdings Co Ltd	1,651	308
SK Hynix Inc	24,898	1,618
SK Innovation Co Ltd	2,599	376
SK Telecom Co Ltd	967	203
S-Oil Corp	2,214	176
Woongjin Coway Co Ltd	2,516	178
Woori Financial Group Inc	22,527	249
Yuhan Corp	310	57

		26,929

Spain — 0.6%
ACS Actividades de Construccion y Servicios SA	9,384	382
Aena SME SA	2,417	442
Amadeus IT Group SA, Cl A	15,662	1,244
Banco Bilbao Vizcaya Argentaria SA	237,935	1,218
Banco de Sabadell SA	202,729	179
Banco Santander SA	578,857	2,490
Bankia	44,986	90
Bankinter SA	24,375	159

16	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CaixaBank SA	128,695	$320
Cellnex Telecom (A)	6,982	263
Enagas SA	8,167	179
Endesa SA	11,406	284
Ferrovial SA	17,442	457
Grifols	10,713	350
Iberdrola	214,134	2,043
Industria de Diseno Textil SA	38,941	1,172
Mapfre SA	39,194	109
Naturgy Energy Group	10,780	275
Red Electrica Corp SA	15,530	296
Repsol SA	51,756	829
Siemens Gamesa Renewable Energy SA	8,636	122
Telefonica SA	166,739	1,285

		14,188

Sweden — 0.5%
Alfa Laval	11,320	214
Assa Abloy AB, Cl B	35,814	832
Atlas Copco AB, Cl B	13,991	386
Atlas Copco AB, Cl A	24,000	743
Boliden	9,843	226
Electrolux AB	8,133	190
Epiroc, Cl A	23,719	262
Epiroc AB, Cl B	14,147	148
Essity AB, Cl B	21,682	651
Hennes & Mauritz AB, Cl B	28,773	506
Hexagon, Cl B	9,321	457
Husqvarna, Cl B	15,147	136
ICA Gruppen AB	2,653	119
Industrivarden AB, Cl C	6,063	133
Investor AB, Cl B	16,275	781
Kinnevik AB	8,712	224
L E Lundbergforetagen AB, Cl B	2,775	104
Lundin Petroleum	6,754	215
Millicom International Cellular SA	1,932	100
Nordea Bank Abp	108,528	701
Sandvik AB	40,352	627
Securitas AB, Cl B	11,293	177
Skandinaviska Enskilda Banken AB, Cl A	58,235	553
Skanska AB, Cl B	12,256	231
SKF AB, Cl B	13,674	226
Svenska Handelsbanken AB, Cl A	54,645	497
Swedbank AB, Cl A	32,422	447
Swedish Match AB	6,324	244
Tele2 AB, Cl B	17,957	259
Telefonaktiebolaget LM Ericsson, Cl B	109,685	973
Telia Co AB	100,812	453
Volvo AB, Cl B	53,063	798

		12,613

Switzerland — 1.8%
ABB Ltd	65,769	1,249

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Adecco Group AG	5,678	$312
Alcon Inc*	15,486	907
Baloise Holding AG	1,752	318
Barry Callebaut	79	156
Chocoladefabriken Lindt & Spruengli AG	43	621
Cie Financiere Richemont SA	18,623	1,606
Clariant AG	5,821	107
Coca-Cola HBC AG	7,211	250
Credit Suisse Group AG	91,248	1,109
Dufry AG	1,565	139
EMS-Chemie Holding AG	295	186
Geberit	1,325	615
Givaudan	330	882
Julius Baer Group Ltd	8,029	346
Kuehne + Nagel International AG	1,941	288
LafargeHolcim Ltd	17,343	858
Lonza Group AG	2,660	917
Nestle SA	109,123	11,651
Novartis AG	77,248	7,136
Pargesa Holding SA	1,407	106
Partners Group Holding AG	669	537
Roche Holding AG	25,033	6,742
Schindler Holding	1,461	340
Schindler Holding AG	728	165
SGS SA	191	475
Sika AG	4,560	663
Sonova Holding AG	1,988	461
Straumann Holding AG	370	304
Swatch Group	1,053	308
Swatch Group AG/The	2,037	112
Swiss Life Holding AG	1,224	595
Swiss Prime Site AG	2,734	242
Swiss Re AG	10,879	1,061
Swisscom AG	927	452
Temenos AG	2,291	408
Transocean*	28,200	171
UBS Group	137,554	1,542
Vifor Pharma AG	1,638	244
Zurich Insurance Group AG	5,398	1,889

		46,470

Taiwan — 1.1%
Acer Inc	152,000	93
Advantech Co Ltd	17,000	144
Airtac International Group	3,000	31
ASE Technology Holding	162,000	364
Asia Cement Corp	107,000	144
Asustek Computer Inc	34,000	243
AU Optronics Corp	300,000	80
Catcher Technology Co Ltd	31,000	230
Cathay Financial Holding Co Ltd	350,000	459
Chailease Holding Co Ltd	56,650	240
Chang Hwa Commercial Bank Ltd	262,000	184

Adviser Managed Trust / Annual Report / July 31, 2019	17

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cheng Shin Rubber Industry	111,000	$144
Chicony Electronics Co Ltd	31,000	79
China Airlines	48,000	15
China Development Financial Holding Corp	616,000	184
China Life Insurance Co Ltd/Taiwan	134,471	111
China Steel Corp	549,000	424
Chunghwa Telecom Co Ltd	175,000	608
Compal Electronics	145,000	89
CTBC Financial Holding Co Ltd	855,000	558
Delta Electronics Inc	91,000	443
E.Sun Financial Holding Co Ltd	487,351	408
Eclat Textile Co Ltd	7,000	93
Eva Airways Corp	78,000	37
Evergreen Marine Corp Taiwan Ltd	53,000	25
Far Eastern New Century Corp	157,000	149
Far EasTone Telecommunications	77,000	177
Feng TAY Enterprise Co Ltd	11,000	74
First Financial Holding	463,000	348
Formosa Chemicals & Fibre Corp	162,000	495
Formosa Petrochemical	59,000	201
Formosa Plastics	205,000	663
Formosa Taffeta Co Ltd	22,000	25
Foxconn Technology Co Ltd	48,000	99
Fubon Financial Holding	309,000	429
Giant Manufacturing Co Ltd	15,000	115
Globalwafers	8,000	87
Highwealth Construction Corp	28,000	44
Hiwin Technologies	8,000	72
Hon Hai Precision Industry Co Ltd	569,000	1,438
Hotai Motor	14,000	203
Hua Nan Financial Holdings Co Ltd	358,000	253
Innolux Corp	293,000	68
Inventec	87,000	65
Largan Precision Co Ltd	5,000	683
Lite-On Technology Corp	104,000	148
MediaTek Inc	70,000	708
Mega Financial Holding Co Ltd	504,000	520
Micro-Star International Co Ltd	35,000	99
Nan Ya Plastics Corp	238,000	546
Nanya Technology	43,000	102
Nien Made Enterprise Co Ltd	11,000	85
Novatek Microelectronics Corp	28,000	149
Pegatron Corp	96,000	157
Phison Electronics Corp	8,000	79
Pou Chen Corp	110,000	136
Powertech Technology Inc	26,000	72
President Chain Store Corp	27,000	260
Quanta Computer Inc	129,000	239
Realtek Semiconductor	24,000	162
Ruentex Development Co Ltd	7,000	9
Ruentex Industries Ltd	10,000	21

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Shanghai Commercial & Savings Bank Ltd/The*	146,000	$241
Shin Kong Financial Holding Co Ltd	514,000	149
SinoPac Financial Holdings Co Ltd	514,000	205
Standard Foods Corp	12,000	23
Synnex Technology International Corp	70,000	86
TaiMed Biologics*	5,000	27
Taishin Financial Holding	452,000	212
Taiwan Business Bank	133,000	57
Taiwan Cement	216,000	311
Taiwan Cooperative Financial Holding Co Ltd	416,000	281
Taiwan High Speed Rail*	97,000	130
Taiwan Mobile	76,000	268
Taiwan Semiconductor Manufacturing	1,115,000	9,305
Tatung*	44,000	29
Uni-President Enterprises Corp	223,000	579
United Microelectronics Corp	562,000	249
Vanguard International Semiconductor Corp	31,000	63
Walsin Technology Corp	11,000	63
Win Semiconductors Corp	12,000	103
Winbond Electronics	161,000	100
Wistron	98,000	73
WPG Holdings Ltd	78,000	103
Yageo*	9,000	77
Yuanta Financial Holding Co Ltd	470,000	265
Zhen Ding Technology Holding Ltd	24,000	88

		27,697

Thailand — 0.3%
Advanced Info Service PCL NVDR	55,700	386
Airports of Thailand PCL NVDR	198,900	466
Bangkok Bank	9,900	58
Bangkok Bank PCL NVDR	13,600	80
Bangkok Dusit Medical Services PCL NVDR	439,900	358
Bangkok Expressway & Metro PCL NVDR	378,000	129
Banpu NVDR	151,800	71
Berli Jucker PCL NVDR	42,600	72
BTS Group Holdings PCL NVDR	323,200	130
Bumrungrad Hospital NVDR	15,300	85
Central Pattana NVDR	106,500	254
Charoen Pokphand Foods PCL NVDR	188,600	170
CP ALL PCL NVDR	268,500	757
Electricity Generating PCL NVDR	14,300	153
Energy Absolute PCL NVDR	82,900	141
Fabrinet*	4,477	240
Gulf Energy Development NVDR	19,100	78
Home Product Center NVDR	289,200	162
Indorama Ventures PCL NVDR	84,100	112
Intouch Holdings NVDR	100,700	209
IRPC PCL NVDR	401,100	63
Kasikornbank PCL NVDR	97,400	546

18	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Krung Thai Bank NVDR	177,600	$113
Land & Houses PCL NVDR	412,700	152
Minor International PCL NVDR	134,900	176
Muangthai Capital PCL NVDR	16,500	32
PTT Exploration & Production NVDR	65,700	289
PTT Global Chemical PCL NVDR	108,000	212
PTT PCL NVDR	524,500	806
Ratch Group NVDR	26,300	58
Robinson NVDR	12,000	25
Siam Cement PCL/The NVDR	36,100	509
Siam Commercial Bank NVDR	42,400	190
Thai Oil PCL NVDR	39,200	88
Thai Union Group PCL NVDR	118,200	73
TMB Bank NVDR	289,100	18
Total Access Communication NVDR	26,500	50
True Corp PCL NVDR	414,900	87

		7,598

Turkey — 0.1%
Akbank T.A.S.	140,184	190
Anadolu Efes Biracilik Ve Malt Sanayii	6,106	24
Arcelik AS	4,547	14
Aselsan Elektronik Sanayi Ve Ticaret AS	8,833	30
BIM Birlesik Magazalar AS	21,008	177
Eregli Demir ve Celik Fabrikalari TAS	87,058	116
Ford Otomotiv Sanayi	1,100	12
Haci Omer Sabanci Holding	50,001	89
KOC Holding AS	26,326	89
TAV Havalimanlari Holding AS	5,106	23
Tupras Turkiye Petrol Rafinerileri AS	4,333	109
Turk Hava Yollari AO*	18,779	42
Turkcell Iletisim Hizmetleri AS	38,065	89
Turkiye Garanti Bankasi AS*	112,830	200
Turkiye Is Bankasi, Cl C	53,580	60
Turkiye Sise ve Cam Fabrikalari AS	10,094	9

		1,273

United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	131,122	321
Aldar Properties PJSC	133,321	84
DP World PLC	8,231	127
Dubai Islamic Bank PJSC	83,268	121
Emaar Development PJSC	15,970	21
Emaar Malls PJSC	90,071	52
Emaar Properties PJSC	168,992	254
Emirates Telecommunications Group Co PJSC	81,408	382
First Abu Dhabi Bank PJSC	126,204	546

		1,908

United Kingdom — 2.9%
3i Group PLC	34,842	475
Admiral Group PLC	6,819	181
Anglo American PLC	37,622	939

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Antofagasta PLC	14,264	$164
Aon PLC	13,100	2,479
Ashtead Group PLC	16,929	471
Associated British Foods PLC	12,770	378
AstraZeneca	45,162	3,905
Auto Trader Group PLC (A)	33,622	223
Aviva PLC	139,497	694
BAE Systems PLC	114,253	767
Barclays	611,568	1,154
Barratt Developments	36,472	288
Berkeley Group Holdings PLC	4,420	210
BHP Group PLC	75,329	1,830
BP PLC	721,964	4,824
British American Tobacco PLC	81,769	2,956
British Land‡	32,630	203
BT Group, Cl A	301,359	713
Bunzl PLC	12,074	318
Burberry Group	14,763	408
Carnival PLC	5,908	268
Centrica PLC	205,055	191
Compass Group	56,595	1,443
Croda International PLC	4,614	265
DCC PLC	3,528	301
Diageo PLC	86,180	3,634
Direct Line Insurance Group	49,578	196
easyJet PLC	5,883	69
Evraz	18,281	146
Ferguson	8,297	626
Fresnillo PLC	8,110	60
G4S PLC	56,171	132
GlaxoSmithKline PLC	176,963	3,689
Glencore PLC	397,001	1,295
GVC Holdings PLC	21,034	152
Halma	13,620	332
Hargreaves Lansdown PLC	10,241	263
HSBC Holdings	714,485	5,745
Imperial Brands PLC	34,180	877
Informa	44,829	480
InterContinental Hotels Group PLC	6,166	432
Intertek Group PLC	5,783	404
Investec PLC	24,690	142
ITV	130,824	178
J Sainsbury PLC	63,755	153
John Wood Group PLC	24,761	161
Johnson Matthey PLC	6,956	274
Kingfisher PLC	76,085	207
Kingspan Group PLC	5,509	272
Land Securities Group PLC‡	25,322	247
Legal & General Group	213,038	683
Lloyds Banking Group PLC	2,544,641	1,662
London Stock Exchange Group PLC	11,197	908
Magnitogorsk Iron & Steel Works PJSC GDR	6,131	54

Adviser Managed Trust / Annual Report / July 31, 2019	19

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Marks & Spencer Group	70,371	$179
Meggitt PLC	28,044	205
Melrose Industries PLC	174,156	399
Merlin Entertainments PLC (A)	25,982	144
Micro Focus International	6,081	129
Micro Focus International PLC ADR	6,221	130
Mondi	17,291	382
National Grid PLC	121,695	1,258
Next PLC	4,936	366
NMC Health PLC	3,417	103
Novolipetsk Steel PJSC GDR	5,872	139
Ocado Group*	16,369	250
Pearson PLC	28,069	299
Persimmon PLC	11,412	281
Polymetal International	7,309	89
Polyus PJSC GDR	2,002	102
Prudential PLC	92,479	1,923
Reckitt Benckiser Group PLC	25,230	1,968
RELX PLC	70,009	1,675
Rentokil Initial	66,367	353
Rio Tinto PLC	40,644	2,338
Rolls-Royce Holdings PLC	60,987	644
Royal Bank of Scotland Group PLC	172,536	458
RSA Insurance Group PLC	36,918	253
Sage Group PLC/The	38,922	343
Schroders PLC	4,492	164
Seadrill*	7,983	33
Segro PLC‡	38,895	364
Severn Trent PLC	8,541	211
Smith & Nephew PLC	31,277	712
Smiths Group PLC	14,231	286
Spirax-Sarco Engineering	2,644	291
SSE PLC	36,738	495
St. James’s Place	19,042	229
Standard Chartered PLC	100,465	833
Standard Life Aberdeen PLC	89,429	327
Tata Steel Ltd GDR	12,084	75
Taylor Wimpey	118,018	234
Tesco PLC	349,654	956
Unilever PLC	39,579	2,402
United Utilities Group PLC	24,525	237
Vodafone Group PLC	953,261	1,752
VTB Bank PJSC GDR	54,743	73
Weir Group PLC/The	9,373	172
Whitbread PLC	6,471	358
Wm Morrison Supermarkets PLC	85,331	203
WPP PLC	45,141	536

		74,874

United States — 68.3%

Communication Services — 6.1%
Activision Blizzard Inc	41,100	2,003
Alphabet Inc, Cl A*	16,300	19,857

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Alphabet Inc, Cl C*	16,600	$20,197
Altice USA, Cl A*	17,900	462
AMC Entertainment Holdings Inc, Cl A	6,766	80
AMC Networks Inc, Cl A*	2,400	128
AT&T Inc	396,900	13,514
ATN International Inc	1,352	76
Bandwidth, Cl A*	2,041	152
Boingo Wireless Inc*	5,229	79
Boston Omaha Corp, Cl A*	1,358	29
Cable One Inc	200	243
Cardlytics Inc*	1,801	51
Care.com Inc*	2,871	31
Cargurus, Cl A*	9,338	348
Cars.com Inc*	8,630	164
CBS Corp, Cl B	17,700	912
CenturyLink	59,300	717
Charter Communications Inc, Cl A*	8,700	3,353
Cincinnati Bell Inc*	6,675	25
Cinemark Holdings Inc	5,800	232
Clear Channel Outdoor Holdings, Cl A*	5,280	16
Cogent Communications Holdings Inc	5,347	337
Comcast Corp, Cl A	245,400	10,594
Consolidated Communications Holdings Inc	9,345	44
Cumulus Media, Cl A*	1,916	29
Daily Journal Corp*	153	38
Discovery Inc, Cl A*	8,400	255
Discovery Inc, Cl C*	18,800	531
DISH Network Corp, Cl A*	12,100	410
Electronic Arts Inc*	16,200	1,499
Emerald Expositions Events Inc	3,351	36
Entercom Communications, Cl A	16,369	93
Entravision Communications Corp, Cl A	8,406	27
Eros International PLC*	3,324	6
Eventbrite, Cl A*	4,716	83
EverQuote, Cl A*	1,256	19
EW Scripps, Cl A	7,005	107
Facebook Inc, Cl A*	130,300	25,308
Fluent Inc*	5,810	30
Fox Corp	27,900	1,040
Frontier Communications*	14,493	19
Gannett Co Inc	14,354	147
GCI Liberty Inc*	5,500	329
Glu Mobile*	14,347	107
Gogo Inc*	5,495	23
Gray Television Inc*	11,528	205
Hemisphere Media Group Inc, Cl A*	1,767	22
IAC/InterActiveCorp*	4,100	980
IDT, Cl B*	2,382	24
Intelsat SA*	8,501	192
Interpublic Group of Cos Inc/The	20,900	479
Iridium Communications*	12,479	317
John Wiley & Sons Inc, Cl A	2,400	109

20	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Liberty Broadband Corp, Cl C*	5,700	$567
Liberty Broadband Corp, Cl A*	1,400	137
Liberty Latin America Ltd, Cl A*	5,540	91
Liberty Latin America Ltd, Cl C*	14,072	231
Liberty Media Corp-Liberty Braves, Cl A*	1,344	39
Liberty Media Corp-Liberty Formula One, Cl C*	10,800	425
Liberty Media Corp-Liberty Formula One, Cl A*	1,400	52
Liberty Media Corp-Liberty SiriusXM, Cl A*	4,600	191
Liberty Media -Liberty Braves, Cl C*	4,513	130
Liberty Media -Liberty SiriusXM, Cl C*	9,000	377
Liberty TripAdvisor Holdings Inc, Cl A*	9,220	106
Lions Gate Entertainment, Cl A	2,700	35
Lions Gate Entertainment Corp, Cl B	5,400	66
Live Nation Entertainment Inc*	7,500	540
LiveXLive Media Inc*	3,080	9
Loral Space & Communications Inc*	1,702	63
Madison Square Garden*	1,000	290
Marcus Corp/The	2,899	101
Match Group Inc	2,900	218
Meet Group Inc/The*	9,917	34
Meredith Corp	5,075	278
MSG Networks Inc*	7,418	141
National CineMedia Inc	7,419	53
Netflix Inc*	22,800	7,364
New Media Investment Group	7,763	84
New York Times, Cl A	8,800	314
News Corp, Cl A	20,800	274
News Corp	6,600	89
Nexstar Media Group Inc, Cl A	2,400	244
Omnicom Group Inc	12,100	971
Ooma*	2,651	35
ORBCOMM Inc*	9,574	56
Pareteum*	14,399	50
pdvWireless Inc*	1,196	53
QuinStreet Inc*	5,717	93
Reading International Inc, Cl A*	2,413	31
Rosetta Stone Inc*	2,636	61
Saga Communications Inc, Cl A	405	13
Scholastic Corp	3,606	123
Shenandoah Telecommunications Co	6,120	241
Sinclair Broadcast Group, Cl A	3,300	166
Sirius XM Holdings	77,100	483
Spok Holdings	1,752	23
Spotify Technology*	6,400	992
Sprint Corp*	35,700	262
Take-Two Interactive Software Inc*	6,100	747
TechTarget Inc*	2,952	68
TEGNA Inc	27,644	420
Telephone & Data Systems Inc	5,400	175
T-Mobile US Inc*	16,800	1,339

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Travelzoo*	136	$2
Tribune Media Co, Cl A	4,800	223
Tribune Publishing Co	2,526	21
TripAdvisor Inc*	5,700	252
TrueCar Inc*	12,379	63
Twitter Inc*	39,000	1,650
United States Cellular Corp*	700	34
Verizon Communications Inc	225,900	12,485
Viacom, Cl B	19,300	586
Viacom Inc, Cl A	500	17
Vonage Holdings Corp*	28,505	353
Walt Disney Co/The	95,300	13,629
WideOpenWest*	4,266	32
World Wrestling Entertainment Inc, Cl A	2,400	175
Yelp, Cl A*	9,333	327
Zayo Group Holdings Inc*	12,400	418
Zillow Group Inc, Cl C*	6,600	330
Zillow Group Inc, Cl A*	3,100	155
Zynga, Cl A*	41,700	266

		156,071

Consumer Discretionary — 7.2%
1-800-Flowers.com Inc, Cl A*	3,475	68
Aaron’s Inc	8,490	535
Abercrombie & Fitch Co, Cl A	8,321	158
Acushnet Holdings Corp	4,389	112
Adient	11,068	263
Adtalem Global Education Inc*	7,085	336
Advance Auto Parts Inc	3,800	572
Amazon.com Inc*	22,600	42,189
American Axle & Manufacturing Holdings Inc*	13,951	168
American Eagle Outfitters Inc	20,592	364
American Outdoor Brands Corp*	7,051	68
American Public Education Inc*	2,115	70
America’s Car-Mart Inc/TX*	759	68
Aramark	13,300	481
Asbury Automotive Group Inc*	2,416	222
Ascena Retail Group Inc*	11,397	5
At Home Group Inc*	6,314	38
AutoNation Inc*	3,000	146
AutoZone Inc*	1,300	1,460
Barnes & Noble Education Inc*	4,021	14
Barnes & Noble Inc	7,711	50
Bassett Furniture Industries	1,017	13
BBX Capital Corp, Cl A	8,835	38
Beazer Homes USA Inc*	3,978	47
Bed Bath & Beyond	16,427	160
Best Buy Co Inc	12,600	964
Big Lots Inc	5,047	129
Biglari Holdings, Cl B*	142	13
BJ’s Restaurants Inc	2,655	105
Bloomin’ Brands	11,614	198

Adviser Managed Trust / Annual Report / July 31, 2019	21

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bluegreen Vacations Corp	218	$2
Booking Holdings Inc*	2,400	4,528
Boot Barn Holdings Inc*	3,547	111
BorgWarner Inc	11,400	431
Boyd Gaming Corp	10,181	270
Bright Horizons Family Solutions Inc*	3,100	471
Brinker International Inc	4,688	187
Brunswick Corp/DE	4,700	231
Buckle Inc/The	3,786	77
Burlington Stores Inc*	3,600	651
Caesars Entertainment*	31,100	368
Caleres Inc	5,382	101
Callaway Golf	11,685	214
Camping World Holdings Inc, Cl A	4,325	51
Capri Holdings Ltd*	7,600	270
Career Education*	8,513	161
CarMax Inc*	9,300	816
Carnival Corp	21,800	1,030
Carriage Services Inc, Cl A	2,251	43
Carrols Restaurant Group Inc*	4,625	43
Carter’s Inc	2,500	233
Carvana Co, Cl A*	2,200	140
Cato Corp/The, Cl A	2,943	42
Cavco Industries Inc*	1,069	190
Century Casinos Inc*	3,684	36
Century Communities Inc*	3,360	93
Cheesecake Factory Inc/The	5,248	226
Chegg*	14,561	654
Chico’s FAS Inc	15,857	51
Children’s Place	1,965	192
Chipotle Mexican Grill, Cl A*	1,300	1,034
Choice Hotels International Inc	1,900	163
Churchill Downs Inc	4,462	534
Chuy’s Holdings Inc*	2,210	52
Citi Trends Inc	1,603	25
Clarus Corp	3,103	45
Collectors Universe	1,129	27
Columbia Sportswear Co	1,600	170
Conn’s Inc*	2,631	55
Container Store Group Inc/The*	1,670	10
Cooper Tire & Rubber	6,322	170
Cooper-Standard Holdings Inc*	2,271	112
Core-Mark Holding Co Inc	5,676	212
Cracker Barrel Old Country Store Inc	2,448	425
Crocs*	8,318	190
Culp	1,511	27
Dana Inc	18,043	301
Darden Restaurants Inc	6,800	827
Dave & Buster’s Entertainment Inc	4,833	196
Deckers Outdoor Corp*	3,670	574
Del Frisco’s Restaurant Group Inc*	4,738	38
Del Taco Restaurants Inc*	3,794	46

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Delphi Automotive PLC	14,200	$1,245
Delta Apparel*	877	17
Denny’s Corp*	7,656	173
Designer Brands Inc, Cl A	8,616	158
Dick’s Sporting Goods Inc	3,900	145
Dillard’s Inc, Cl A	1,434	104
Dine Brands Global Inc	2,086	171
Dollar General Corp	14,100	1,890
Dollar Tree Inc*	12,800	1,302
Domino’s Pizza Inc	2,300	562
Dorman Products Inc*	3,319	239
DR Horton Inc	18,600	854
Drive Shack Inc*	8,093	42
Duluth Holdings Inc, Cl B*	855	10
Dunkin’ Brands Group Inc	4,500	361
eBay Inc	45,000	1,854
El Pollo Loco Holdings Inc*	2,132	21
Eldorado Resorts Inc*	8,381	378
Empire Resorts Inc*	108	1
Escalade Inc	1,113	13
Ethan Allen Interiors Inc	3,148	65
Etsy Inc*	6,500	436
Everi Holdings Inc*	8,493	102
Expedia Group Inc	6,400	850
Express Inc*	9,111	22
Extended Stay America	10,300	172
Fiesta Restaurant Group*	2,261	22
Five Below Inc*	3,000	352
Flexsteel Industries	755	14
Floor & Decor Holdings Inc, Cl A*	3,200	125
Foot Locker Inc	6,100	250
Ford Motor Co	213,000	2,030
Fossil Group Inc*	5,999	66
Fox Factory Holding*	4,732	379
frontdoor Inc*	4,600	210
Funko Inc, Cl A*	2,227	56
Gaia Inc, Cl A*	329	2
GameStop, Cl A	13,076	53
Gap Inc/The	11,800	230
Garmin Ltd	7,900	621
General Motors Co	67,600	2,727
Genesco Inc*	2,507	99
Gentex Corp	14,300	392
Gentherm Inc*	4,351	178
Genuine Parts Co	7,800	758
G-III Apparel Group Ltd*	5,467	157
GNC Holdings Inc, Cl A*	8,476	18
Golden Entertainment*	1,809	25
Goodyear Tire & Rubber Co/The	12,700	174
GoPro Inc, Cl A*	14,804	78
Graham Holdings, Cl B	200	149
Grand Canyon Education*	2,600	283

22	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Green Brick Partners Inc*	3,525	$33
Group 1 Automotive Inc	2,305	194
Groupon Inc, Cl A*	55,574	175
GrubHub Inc*	4,900	331
Guess? Inc	7,334	124
H&R Block Inc	11,200	310
Habit Restaurants Inc/The, Cl A*	2,816	28
Hamilton Beach Brands Holding Co, Cl A	674	11
Hanesbrands Inc	19,600	315
Harley-Davidson Inc	8,900	318
Hasbro Inc	6,300	763
Haverty Furniture Cos Inc	2,451	44
Helen of Troy Ltd*	3,161	469
Hibbett Sports Inc*	2,413	44
Hilton Grand Vacations Inc*	5,300	173
Hilton Worldwide Holdings Inc	15,000	1,448
Home Depot	60,100	12,843
Hooker Furniture	1,586	33
Houghton Mifflin Harcourt*	13,486	79
Hudson Ltd, Cl A*	5,192	66
Hyatt Hotels Corp, Cl A	2,200	170
Inspired Entertainment*	1,391	11
Installed Building Products Inc*	2,727	145
International Game Technology	5,400	72
International Speedway, Cl A	2,963	134
iRobot Corp*	3,502	256
J Alexander’s Holdings Inc*	1,321	14
J. Jill Inc	481	1
Jack in the Box Inc	3,185	229
JC Penney Co Inc*	41,985	33
Johnson Outdoors Inc, Cl A	648	44
K12 Inc*	4,705	140
KB Home	10,630	279
Kohl’s Corp	8,900	479
Kontoor Brands	5,615	165
L Brands Inc	12,500	324
Lands’ End Inc*	1,063	12
Las Vegas Sands Corp	18,500	1,118
Laureate Education Inc, Cl A*	11,834	194
La-Z-Boy Inc, Cl Z	5,830	192
LCI Industries	3,022	277
Leaf Group Ltd*	1,750	11
Lear Corp	3,400	431
Lee Enterprises*	7,797	17
Legacy Housing*	136	2
Leggett & Platt	7,100	284
Lennar Corp, Cl B	900	34
Lennar Corp, Cl A	15,400	733
LGI Homes Inc*	2,537	178
Lifetime Brands Inc	1,266	11
Lindblad Expeditions Holdings Inc*	3,009	57
Liquidity Services*	3,831	25

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lithia Motors, Cl A	2,742	$362
LKQ Corp*	17,300	466
Lovesac Co/The*	804	17
Lowe’s	43,900	4,451
Lululemon Athletica Inc*	6,400	1,223
Lumber Liquidators Holdings*	3,782	33
M/I Homes Inc*	3,461	122
Macy’s Inc	16,700	380
Malibu Boats Inc, Cl A*	2,653	80
Marine Products Corp	799	13
MarineMax*	2,925	45
Marriott International Inc/MD, Cl A	15,400	2,142
Marriott Vacations Worldwide Corp	5,543	567
MasterCraft Boat Holdings Inc*	2,418	40
Mattel Inc*	18,800	274
McDonald’s	41,800	8,808
MDC Holdings Inc	6,096	220
Meritage Homes Corp*	4,724	297
MGM Resorts International	27,300	820
Michaels Cos Inc/The*	10,962	75
Modine Manufacturing Co*	6,377	87
Mohawk Industries Inc*	3,400	424
Monarch Casino & Resort Inc*	1,489	70
Monro Inc	4,107	346
Motorcar Parts of America Inc*	2,473	44
Movado Group Inc	1,966	52
Murphy USA Inc*	3,882	343
Nathan’s Famous Inc	397	28
National Vision Holdings Inc*	8,676	274
Newell Brands	23,600	335
NIKE Inc, Cl B	67,200	5,781
Noodles, Cl A*	3,931	29
Nordstrom Inc	6,400	212
Norwegian Cruise Line Holdings Ltd*	12,000	593
NVR Inc*	170	568
Office Depot Inc	68,705	140
Ollie’s Bargain Outlet Holdings Inc*	2,900	246
OneSpaWorld Holdings*	5,833	91
O’Reilly Automotive Inc*	4,200	1,599
Overstock.com Inc*	3,580	81
Oxford Industries Inc	2,098	154
Papa John’s International Inc	2,802	124
Party City Holdco Inc*	7,103	45
Penn National Gaming Inc*	14,162	276
Penske Automotive Group Inc	1,900	87
PetMed Express Inc	2,667	46
Planet Fitness, Cl A*	4,600	362
PlayAGS Inc*	3,456	65
Polaris Industries Inc	3,200	303
Pool Corp	2,100	398
Potbelly*	2,339	10
PulteGroup Inc	13,700	432

Adviser Managed Trust / Annual Report / July 31, 2019	23

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PVH Corp	4,100	$365
Quotient Technology Inc*	10,139	107
Qurate Retail Inc, Cl A*	22,600	320
Ralph Lauren Corp, Cl A	2,900	302
RCI Hospitality Holdings Inc	1,293	22
Red Lion Hotels*	3,360	23
Red Robin Gourmet Burgers*	1,696	56
Red Rock Resorts Inc, Cl A	8,673	181
Regis Corp*	4,028	74
Rent-A-Center Inc/TX, Cl A*	6,185	167
RH*	2,352	328
Rocky Brands Inc	960	30
Roku Inc, Cl A*	4,500	465
Ross Stores	19,900	2,110
Royal Caribbean Cruises Ltd	9,100	1,059
RTW RetailWinds*	856	2
Rubicon Project*	6,357	48
Ruth’s Hospitality Group Inc	3,725	83
Sally Beauty Holdings Inc*	14,976	206
Scientific Games, Cl A*	6,993	143
SeaWorld Entertainment Inc*	6,211	190
Select Interior Concepts, Cl A*	2,904	33
Service Corp International/US	9,500	438
ServiceMaster Global Holdings Inc*	7,400	394
Shake Shack Inc, Cl A*	3,559	266
Shoe Carnival Inc	966	25
Shutterfly*	4,381	222
Shutterstock Inc	2,409	92
Signet Jewelers Ltd	6,591	120
Six Flags Entertainment Corp	3,900	206
Skechers U.S.A. Inc, Cl A*	7,100	269
Skyline Champion*	6,381	182
Sleep Number Corp*	3,642	179
Sonic Automotive, Cl A	3,130	86
Sonos Inc*	8,932	97
Sotheby’s*	4,138	247
Speedway Motorsports Inc	1,551	31
Sportsman’s Warehouse Holdings Inc*	3,764	17
Stamps.com*	2,256	108
Standard Motor Products	2,688	124
Starbucks	65,900	6,240
Steven Madden Ltd	10,737	371
Stitch Fix, Cl A*	5,317	139
Stoneridge Inc*	3,493	114
Strategic Education Inc	2,678	477
Sturm Ruger & Co Inc	2,136	121
Superior Group of Cos Inc	921	16
Tailored Brands Inc	6,654	32
Tapestry Inc	15,700	486
Target Corp	27,200	2,350
Target Hospitality*	4,390	37
Taylor Morrison Home Corp, Cl A*	13,257	299

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tempur Sealy International Inc*	2,500	$201
Tenneco Inc, Cl A	6,640	60
Tesla Inc*	7,500	1,812
Texas Roadhouse Inc, Cl A	8,566	473
Thor Industries	2,700	161
Tiffany & Co	6,600	620
Tile Shop Holdings Inc	2,833	7
Tilly’s Inc, Cl A	3,019	25
TJX Cos Inc/The	66,200	3,612
Toll Brothers Inc	7,400	266
TopBuild Corp*	4,370	355
Tower International Inc	2,625	81
Tractor Supply	6,700	729
TRI Pointe Group Inc*	17,614	241
Tupperware Brands Corp	6,182	95
Twin River Worldwide Holdings	2,699	71
Ulta Beauty Inc*	3,100	1,083
Under Armour Inc, Cl C*	10,400	212
Under Armour Inc, Cl A*	10,100	233
Unifi Inc*	1,494	28
Universal Electronics Inc*	1,756	75
Urban Outfitters Inc*	4,000	95
Vail Resorts Inc	2,200	542
Vera Bradley Inc*	2,160	25
VF	16,800	1,468
Vista Outdoor*	7,533	54
Visteon Corp*	3,575	236
Waitr Holdings*	6,970	32
Wayfair Inc, Cl A*	3,100	407
Weight Watchers International*	5,971	129
Wendy’s Co/The	10,100	184
Weyco Group Inc	860	24
Whirlpool Corp	3,400	495
William Lyon Homes, Cl A*	4,136	81
Williams-Sonoma Inc	4,400	293
Wingstop Inc, Cl A	3,734	357
Winmark Corp	334	56
Winnebago Industries Inc	3,925	158
Wolverine World Wide Inc	10,806	293
Wyndham Destinations Inc	5,200	245
Wyndham Hotels & Resorts Inc	5,300	300
Wynn Resorts Ltd	5,600	728
YETI Holdings Inc*	3,950	137
Yum China Holdings Inc	36,400	1,656
Yum! Brands Inc	16,700	1,879
ZAGG Inc*	3,873	26
Zumiez*	2,449	61

		185,288

Consumer Staples — 4.3%
22nd Century Group Inc*	15,693	25
Alico Inc	586	19
Altria Group Inc	102,000	4,801

24	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Andersons Inc/The	4,024	$108
Archer-Daniels-Midland Co	30,500	1,253
B&G Foods Inc, Cl A	8,209	150
Beyond Meat*	500	98
BJ’s Wholesale Club Holdings Inc*	14,262	336
Boston Beer Co Inc/The, Cl A*	1,051	412
Bridgford Foods*	291	10
Brown-Forman Corp, Cl B	9,400	515
Brown-Forman Corp, Cl A	2,800	149
Bunge	7,700	450
Calavo Growers	1,976	175
Cal-Maine Foods Inc	3,910	156
Campbell Soup Co	9,700	401
Casey’s General Stores	2,000	324
Celsius Holdings Inc*	3,791	19
Central Garden & Pet Co, Cl A*	6,586	185
Chefs’ Warehouse Inc/The*	3,121	114
Church & Dwight Co Inc	13,300	1,003
Clorox Co/The	7,000	1,138
Coca-Cola	208,900	10,994
Coca-Cola Consolidated Inc	587	172
Coca-Cola European Partners	4,700	260
Colgate-Palmolive Co	45,800	3,286
Conagra Brands Inc	26,300	759
Constellation Brands Inc, Cl A	8,500	1,673
Costco Wholesale Corp	23,900	6,588
Coty Inc, Cl A	17,204	188
Craft Brew Alliance Inc*	1,641	26
Darling Ingredients Inc*	20,878	424
Dean Foods Co	9,373	14
Edgewell Personal Care Co*	6,728	205
elf Beauty Inc*	3,464	57
Energizer Holdings Inc	3,400	143
Estee Lauder Cos Inc/The, Cl A	11,700	2,155
Farmer Brothers Co*	1,471	24
Flowers Foods Inc	9,800	232
Fresh Del Monte Produce Inc	3,878	118
Freshpet Inc*	3,930	177
General Mills Inc	32,400	1,721
Hain Celestial Group Inc/The*	5,000	109
Herbalife Nutrition*	5,900	242
Hershey Co/The	7,700	1,168
HF Foods Group*	1,041	24
Hormel Foods Corp	14,800	607
Hostess Brands Inc, Cl A*	12,348	174
Ingles Markets, Cl A	1,825	57
Ingredion Inc	3,600	278
Inter Parfums Inc	2,188	152
J&J Snack Foods Corp	1,926	358
JM Smucker	6,000	667
John B Sanfilippo & Son Inc	1,105	96
Kellogg Co	13,500	786

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Keurig Dr Pepper Inc	9,900	$279
Kimberly-Clark	18,700	2,537
Kraft Heinz Co/The	32,900	1,053
Kroger	43,300	916
Lamb Weston Holdings Inc	8,000	537
Lancaster Colony Corp	2,405	375
Landec*	3,482	39
Lifevantage*	1,960	23
Limoneira	2,085	41
McCormick & Co Inc/MD	6,700	1,062
Medifast Inc	1,458	163
MGP Ingredients Inc	1,682	84
Molson Coors Brewing, Cl B	9,500	513
Mondelez International Inc, Cl A	77,900	4,167
Monster Beverage Corp*	21,000	1,354
National Beverage	1,544	67
Natural Grocers by Vitamin Cottage Inc*	1,418	13
Nature’s Sunshine Products Inc*	1,374	12
New Age Beverages*	9,579	36
Nu Skin Enterprises Inc, Cl A	3,000	120
Oil-Dri Corp of America	516	18
PepsiCo Inc	76,400	9,765
Performance Food Group*	12,924	567
Philip Morris International	84,800	7,090
Pilgrim’s Pride Corp*	2,900	78
Post Holdings Inc*	3,500	375
PriceSmart Inc	2,780	170
Primo Water Corp*	4,574	68
Procter & Gamble Co/The	134,800	15,912
Pyxus International Inc*	851	12
Revlon Inc, Cl A*	540	11
Rite Aid Corp*	7,157	50
Sanderson Farms Inc	2,533	332
Seaboard Corp	14	57
Seneca Foods Corp, Cl A*	715	23
Simply Good Foods Co/The*	8,963	244
SpartanNash	4,703	56
Spectrum Brands Holdings Inc	2,200	110
Sprouts Farmers Market Inc*	6,800	115
Sysco Corp	25,600	1,755
Tootsie Roll Industries Inc	2,179	81
TreeHouse Foods Inc*	3,000	178
Turning Point Brands Inc	1,085	40
Tyson Foods, Cl A	15,900	1,264
United Natural Foods Inc*	6,783	67
Universal Corp/VA	3,085	184
US Foods Holding Corp*	11,700	414
USANA Health Sciences Inc*	1,608	109
Vector Group Ltd	12,945	150
Village Super Market Inc, Cl A	1,132	28
Walgreens Boots Alliance Inc	42,100	2,294
Walmart Inc	76,700	8,466

Adviser Managed Trust / Annual Report / July 31, 2019	25

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WD-40 Co	1,750	$318
Weis Markets	1,260	46

		109,613

Energy — 3.1%
Abraxas Petroleum*	22,288	19
Altus Midstream, Cl A*	6,937	22
Anadarko Petroleum Corp	27,500	2,026
Antero Midstream	12,300	112
Antero Resources Corp*	13,200	61
Apache Corp	20,800	508
Apergy Corp*	4,200	137
Arch Coal Inc	2,177	194
Archrock Inc	15,956	175
Baker Hughes a GE Co, Cl A	28,000	711
Berry Petroleum	8,233	81
Bonanza Creek Energy Inc*	2,492	54
Brigham Minerals, Cl A*	2,125	46
C&J Energy Services*	8,090	88
Cabot Oil & Gas Corp	23,200	445
Cactus Inc, Cl A*	5,962	175
California Resources Corp*	5,745	88
Callon Petroleum Co*	28,485	140
Carrizo Oil & Gas Inc*	11,111	106
Centennial Resource Development, Cl A*	10,000	59
Chaparral Energy, Cl A*	4,526	16
Cheniere Energy*	12,600	821
Chesapeake Energy Corp*	56,900	103
Chevron Corp	104,000	12,803
Cimarex Energy Co	5,400	274
Clean Energy Fuels Corp*	17,736	47
CNX Resources Corp*	24,615	202
Comstock Resources*	2,355	16
Concho Resources Inc	10,600	1,035
ConocoPhillips	62,200	3,675
CONSOL Energy*	3,525	76
Continental Resources Inc/OK*	4,800	178
Contura Energy*	2,419	87
Covia Holdings Corp*	909	2
CVR Energy Inc	3,748	199
Delek US Holdings Inc	9,489	409
Denbury Resources Inc*	59,456	67
Devon Energy Corp	22,500	607
DHT Holdings Inc	10,298	58
Diamond Offshore Drilling Inc*	8,454	76
Diamond S Shipping*	2,955	35
Diamondback Energy Inc	8,600	889
DMC Global Inc	1,812	95
Dorian LPG Ltd*	2,720	25
Dril-Quip Inc*	4,448	234
Earthstone Energy Inc, Cl A*	1,975	9
Energy Fuels Inc/Canada*	8,300	15
EOG Resources	31,600	2,713

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
EQT Corp	13,800	$209
Equitrans Midstream Corp	11,600	192
Era Group Inc*	2,025	21
Evolution Petroleum	3,743	23
Exterran Corp*	4,137	56
Extraction Oil & Gas Inc*	13,102	49
Exxon Mobil Corp	230,800	17,162
Falcon Minerals	5,132	41
Forum Energy Technologies Inc*	7,622	20
FTS International Inc*	3,442	14
GasLog Ltd	5,318	76
Geospace Technologies*	1,833	29
Golar LNG	11,792	200
Goodrich Petroleum Corp*	1,096	13
Green Plains Inc	5,209	53
Gulfport Energy Corp*	22,252	84
Hallador Energy Co	2,989	16
Halliburton Co	47,700	1,097
Helix Energy Solutions Group Inc*	17,690	155
Helmerich & Payne Inc	5,800	288
Hess Corp	14,300	927
HighPoint Resources Corp*	11,475	14
HollyFrontier	8,700	433
Independence Contract Drilling*	5,019	7
International Seaways Inc*	3,287	56
Isramco Inc*	114	14
Jagged Peak Energy Inc*	8,395	62
Keane Group Inc*	6,968	44
Kinder Morgan Inc/DE	106,300	2,192
KLX Energy Services Holdings Inc*	2,579	41
Kosmos Energy Ltd	13,900	84
Laredo Petroleum Inc*	23,550	78
Liberty Oilfield Services Inc, Cl A	5,709	81
Magnolia Oil & Gas*	12,840	144
Mammoth Energy Services Inc	811	5
Marathon Oil Corp	45,200	636
Marathon Petroleum Corp	36,600	2,064
Matador Resources*	14,007	247
Matrix Service Co*	3,464	64
McDermott International Inc*	22,397	144
Midstates Petroleum Co Inc*	1,574	7
Montage Resources Corp*	3,069	10
Murphy Oil Corp	8,900	214
Nabors Industries Ltd	44,999	133
NACCO Industries, Cl A	510	27
National Energy Services Reunited*	3,242	26
National Oilwell Varco Inc	20,800	495
Natural Gas Services Group Inc*	1,731	28
NCS Multistage Holdings*	286	1
Newpark Resources Inc*	11,548	88
NextDecade Corp*	229	1
Nine Energy Service Inc*	2,130	27

26	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Noble Corp plc*	31,492	$70
Noble Energy Inc	26,200	578
Northern Oil and Gas Inc*	36,162	59
Oasis Petroleum Inc*	40,351	196
Occidental Petroleum Corp	41,200	2,116
Oceaneering International Inc*	12,266	190
Oil States International Inc*	7,517	112
ONEOK Inc	22,400	1,570
Overseas Shipholding Group Inc, Cl A*	9,544	19
Pacific Drilling*	3,915	37
Panhandle Oil and Gas Inc, Cl A	2,115	25
Par Pacific Holdings Inc*	4,114	95
Parker Drilling*	1,297	22
Parsley Energy Inc, Cl A*	14,400	239
Patterson-UTI Energy Inc	11,700	136
PBF Energy Inc, Cl A	6,500	182
PDC Energy Inc*	8,191	235
Peabody Energy Corp	8,719	184
Penn Virginia Corp*	1,776	61
Phillips 66	24,700	2,533
Pioneer Natural Resources Co	9,200	1,270
PrimeEnergy Resources*	86	10
ProPetro Holding Corp*	10,115	183
QEP Resources Inc*	30,300	150
Range Resources Corp	11,500	65
Renewable Energy Group Inc*	4,790	65
REX American Resources Corp*	737	55
RigNet Inc*	1,730	15
Ring Energy Inc*	6,038	15
RPC Inc	7,602	47
SandRidge Energy Inc*	3,204	22
Schlumberger Ltd	75,700	3,026
Scorpio Tankers Inc	5,739	150
SEACOR Holdings Inc*	2,188	104
SEACOR Marine Holdings Inc*	2,584	36
Select Energy Services, Cl A*	7,612	77
SemGroup Corp, Cl A	10,030	127
Ship Finance International Ltd	10,259	135
SilverBow Resources Inc*	866	9
SM Energy Co	14,204	142
Smart Sand Inc*	651	2
Solaris Oilfield Infrastructure, Cl A	4,002	57
Southwestern Energy*	66,976	147
SRC Energy Inc*	30,423	124
Superior Energy Services Inc*	14,554	13
Talos Energy Inc*	2,658	55
Targa Resources Corp	12,300	479
Teekay Tankers Ltd, Cl A*	19,100	23
Tellurian Inc*	10,950	68
TETRA Technologies Inc*	12,862	20
Tidewater Inc*	4,819	111
Unit Corp*	6,909	45

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Uranium Energy Corp*	24,860	$25
US Silica Holdings Inc	9,916	137
US Well Services*	2,988	9
Valero Energy Corp	23,100	1,969
W&T Offshore Inc*	11,817	53
Whiting Petroleum Corp*	11,510	203
Williams	65,000	1,602
World Fuel Services Corp	8,283	323
WPX Energy Inc*	21,600	225

		78,257

Financials — 9.6%
1st Constitution Bancorp	774	14
1st Source Corp	1,648	77
ACNB Corp	929	35
Affiliated Managers Group	2,900	249
Aflac Inc	40,700	2,142
AG Mortgage Investment Trust Inc‡	3,787	62
AGNC Investment Corp‡	29,200	500
Alleghany Corp*	800	549
Allegiance Bancshares Inc*	2,507	84
Allstate Corp/The	18,100	1,944
Ally Financial Inc	22,100	727
Amalgamated Bank, Cl A	1,879	32
Ambac Financial Group Inc*	5,798	106
Amerant Bancorp, Cl A*	2,548	47
American Equity Investment Life Holding Co	11,491	296
American Express Co	37,300	4,639
American Financial Group Inc/OH	3,900	399
American International Group Inc	47,400	2,654
American National Bankshares Inc	1,405	52
American National Insurance Co	400	48
Ameriprise Financial Inc	7,400	1,077
Ameris Bancorp	8,219	327
AMERISAFE Inc	2,398	156
Ames National Corp	1,237	34
Annaly Capital Management Inc‡	75,400	720
Anworth Mortgage Asset Corp‡	12,848	49
Apollo Commercial Real Estate Finance‡	19,129	360
Arch Capital Group Ltd*	21,100	816
Ares Commercial Real Estate‡	3,535	54
Ares Management	8,135	238
Argo Group International Holdings	4,163	285
Arlington Asset Investment Corp, Cl A‡	4,027	26
ARMOUR Residential Inc‡	7,570	135
Arrow Financial Corp	1,621	54
Arthur J Gallagher & Co	9,800	886
Artisan Partners Asset Management Inc, Cl A	6,408	190
Associated Banc-Corp	8,900	193
Associated Capital Group Inc	68	3
Assurant Inc	3,300	374

Adviser Managed Trust / Annual Report / July 31, 2019	27

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Assured Guaranty Ltd	5,700	$249
Athene Holding Ltd, Cl A*	8,700	355
Atlantic Capital Bancshares Inc*	3,093	57
Atlantic Union Bankshares	10,227	389
AXA Equitable Holdings	15,200	342
Axis Capital Holdings Ltd	4,500	287
Axos Financial Inc*	7,216	212
B. Riley Financial	2,643	50
Banc of California Inc	5,584	87
BancFirst Corp	2,277	133
Bancorp Inc/The*	6,671	65
BancorpSouth Bank	12,047	360
Bank First	757	44
Bank of America Corp	469,000	14,389
Bank of Commerce Holdings	1,564	17
Bank of Hawaii Corp	2,200	188
Bank of Marin Bancorp	1,771	77
Bank of New York Mellon Corp/The	46,400	2,177
Bank of NT Butterfield & Son Ltd/The	5,071	159
Bank of Princeton/The	584	16
Bank OZK	6,600	202
Bank7*	100	2
BankFinancial Corp	1,922	26
BankUnited Inc	5,300	182
Bankwell Financial Group Inc	917	26
Banner	4,362	258
Bar Harbor Bankshares	2,005	51
Baycom*	1,464	34
BB&T Corp	42,000	2,164
BCB Bancorp	1,377	18
Berkshire Hathaway Inc, Cl B*	106,700	21,919
Berkshire Hills Bancorp Inc	5,756	189
BGC Partners Inc, Cl A	14,900	82
BlackRock Inc, Cl A	6,500	3,040
Blackstone Mortgage Trust Inc, Cl A‡	15,827	562
Blucora Inc*	5,938	178
BOK Financial Corp	1,800	151
Boston Private Financial Holdings Inc	10,563	122
Bridge Bancorp Inc	2,189	64
Bridgewater Bancshares Inc*	3,148	38
Brighthouse Financial Inc*	6,500	255
Brightsphere Investment Group	8,524	91
Brookline Bancorp Inc	9,936	147
Brown & Brown Inc	12,700	456
Bryn Mawr Bank Corp	2,556	95
Business First Bancshares Inc	1,655	41
Byline Bancorp Inc*	3,043	58
C&F Financial Corp	335	18
Cadence BanCorp, Cl A	15,811	271
Cambridge Bancorp	568	44
Camden National	1,981	89
Cannae Holdings Inc*	8,539	247

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Capital Bancorp Inc*	1,200	$15
Capital City Bank Group Inc	1,777	46
Capital One Financial Corp	25,400	2,347
Capitol Federal Financial Inc	16,354	223
Capstar Financial Holdings Inc	1,987	32
Capstead Mortgage Corp‡	10,917	92
Carolina Financial Corp	2,692	95
Carter Bank & Trust*	2,957	59
Cathay General Bancorp	9,539	355
Cboe Global Markets Inc	6,100	667
CBTX Inc	2,348	71
CenterState Bank Corp	15,838	385
Central Pacific Financial Corp	3,615	107
Central Valley Community Bancorp	1,508	31
Century Bancorp Inc/MA, Cl A	279	23
Charles Schwab Corp/The	65,600	2,835
Chemung Financial Corp	338	15
Cherry Hill Mortgage Investment Corp‡	1,567	24
Chimera Investment Corp‡	10,200	197
Chubb	25,000	3,821
Cincinnati Financial Corp	8,400	902
CIT Group	5,500	278
Citigroup	126,000	8,966
Citizens & Northern	1,595	41
Citizens Financial Group Inc	25,500	950
Citizens Inc/TX, Cl A*	6,525	49
City Holding	1,992	154
Civista Bancshares Inc	2,028	45
CME Group Inc, Cl A	19,300	3,752
CNA Financial Corp	1,500	72
CNB Financial Corp/PA	1,907	54
CNO Financial Group Inc	20,260	343
Coastal Financial Corp/WA*	760	12
Codorus Valley Bancorp Inc	1,258	29
Cohen & Steers	2,808	147
Colony Bankcorp	1,077	18
Colony Credit Real Estate Inc‡	10,521	170
Columbia Banking System Inc	9,357	353
Columbia Financial Inc*	6,366	97
Comerica	8,800	644
Commerce Bancshares Inc/MO	5,400	328
Community Bank System Inc	6,392	422
Community Bankers Trust Corp	2,167	17
Community Financial Corp/The	493	16
Community Trust Bancorp Inc	2,005	85
ConnectOne Bancorp Inc	3,893	89
Cowen Inc, Cl A*	3,668	64
Crawford, Cl A	2,314	24
Credit Acceptance Corp*	600	287
Cullen/Frost Bankers Inc	3,100	294
Curo Group Holdings Corp*	2,402	30
Customers Bancorp Inc*	3,753	77

28	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CVB Financial Corp	16,800	$370
Diamond Hill Investment Group Inc	432	61
Dime Community Bancshares	4,092	83
Discover Financial Services	18,000	1,615
DNB Financial	490	22
Donegal Group Inc, Cl A	963	14
Donnelley Financial Solutions*	4,257	58
Dynex Capital‡	3,138	51
E*TRADE Financial Corp	13,500	659
Eagle Bancorp Inc	4,253	171
East West Bancorp	7,900	379
Eaton Vance Corp	6,100	271
eHealth Inc*	2,848	295
Elevate Credit Inc*	3,319	14
Ellington Financial	3,504	61
EMC Insurance Group Inc	1,246	45
Employers Holdings Inc	4,032	177
Encore Capital Group Inc*	3,933	142
Enova International*	4,224	114
Enstar Group Ltd*	1,467	260
Entegra Financial Corp*	924	28
Enterprise Bancorp Inc/MA	929	28
Enterprise Financial Services Corp	3,138	131
Equity Bancshares Inc, Cl A*	1,981	52
Erie Indemnity Co, Cl A	1,300	290
Esquire Financial Holdings Inc*	621	16
ESSA Bancorp Inc	974	15
Essent Group Ltd*	12,088	558
Evans Bancorp Inc	470	17
Evercore Inc, Cl A	2,200	190
Everest Re Group Ltd	2,200	543
Exantas Capital Corp‡	4,028	45
EZCORP, Cl A*	6,742	66
FactSet Research Systems Inc	2,000	555
Farmers & Merchants Bancorp Inc/Archbold OH	1,349	39
Farmers National Banc Corp	3,375	49
FB Financial Corp	2,126	81
FBL Financial Group Inc, Cl A	1,279	80
Federal Agricultural Mortgage Corp, Cl C	1,160	90
Federated Investors Inc, Cl B	12,257	426
FedNat Holding Co	1,153	14
FGL Holdings	18,399	150
Fidelity D&D Bancorp Inc	281	19
Fidelity National Financial Inc	14,400	617
Fifth Third Bancorp	39,900	1,185
Financial Institutions Inc	2,022	62
First American Financial	5,900	341
First Bancorp Inc/ME	1,387	36
First BanCorp/Puerto Rico	26,458	285
First Bancorp/Southern Pines NC	3,692	136
First Bancshares	2,155	72

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Bank/Hamilton NJ	2,288	$26
First Busey Corp	6,581	178
First Business Financial Services Inc	1,149	27
First Capital	455	26
First Choice Bancorp	1,375	31
First Citizens BancShares, Cl A	400	187
First Commonwealth Financial Corp	12,293	169
First Community Bankshares	2,044	68
First Defiance Financial Corp	2,604	75
First Financial Bancorp	12,309	314
First Financial Bankshares Inc	16,336	535
First Financial Corp/IN	1,574	68
First Financial Northwest Inc	854	13
First Foundation Inc	4,993	75
First Guaranty Bancshares Inc	524	11
First Hawaiian Inc	7,200	193
First Horizon National Corp	17,200	282
First Internet Bancorp	1,347	28
First Interstate BancSystem Inc, Cl A	4,745	190
First Merchants Corp	6,127	241
First Mid Bancshares Inc	1,908	65
First Midwest Bancorp Inc/IL	13,082	283
First Northwest Bancorp	938	15
First of Long Island	3,225	71
First Republic Bank/CA	8,900	884
FirstCash Inc	5,379	541
Flagstar Bancorp Inc	3,742	129
Flushing Financial	3,506	71
FNB Corp/PA	17,600	212
FNCB Bancorp	2,453	20
Focus Financial Partners, Cl A*	3,876	108
Franklin Financial Network Inc	1,728	51
Franklin Financial Services	589	21
Franklin Resources Inc	16,400	535
FS Bancorp Inc	550	27
Fulton Financial Corp	20,580	350
FVCBankcorp*	1,645	30
GAIN Capital Holdings Inc	2,871	12
GAMCO Investors, Cl A	790	16
Genworth Financial Inc, Cl A*	62,761	250
German American Bancorp Inc	2,945	93
Glacier Bancorp Inc	10,780	452
Global Indemnity	820	23
Goldman Sachs Group Inc/The	17,900	3,940
Goosehead Insurance Inc, Cl A	1,468	66
Granite Point Mortgage Trust Inc‡	6,396	122
Great Ajax Corp‡	2,189	30
Great Southern Bancorp Inc	1,426	86
Great Western Bancorp Inc	7,100	240
Green Dot Corp, Cl A*	6,251	317
Greene County Bancorp Inc	497	14
Greenhill & Co Inc	1,695	28

Adviser Managed Trust / Annual Report / July 31, 2019	29

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Greenlight Capital Re, Cl A*	3,967	$33
Guaranty Bancshares Inc/TX	1,088	34
Hallmark Financial Services Inc*	1,321	20
Hamilton Lane Inc, Cl A	2,767	162
Hancock Whitney Corp	10,764	447
Hanmi Financial Corp	3,921	84
Hanover Insurance Group Inc/The	2,300	298
HarborOne Bancorp Inc*	1,971	38
Hartford Financial Services Group Inc/The	19,500	1,124
Hawthorn Bancshares	799	20
HCI Group Inc	692	28
Health Insurance Innovations Inc, Cl A*	1,230	27
Heartland Financial USA Inc	4,154	200
Heritage Commerce Corp	5,262	65
Heritage Financial	4,607	131
Heritage Insurance Holdings	3,494	47
Hilltop Holdings Inc	8,896	202
Hingham Institution for Savings	188	36
Home Bancorp Inc	1,051	39
Home BancShares Inc/AR	19,323	380
HomeStreet Inc*	3,189	93
HomeTrust Bancshares Inc	2,113	55
Hope Bancorp	15,111	223
Horace Mann Educators Corp	5,117	222
Horizon Bancorp	4,806	84
Houlihan Lokey Inc, Cl A	4,219	194
Howard Bancorp*	1,783	27
Huntington Bancshares Inc/OH	56,800	809
IBERIABANK Corp	6,810	535
Independence Holding Co	685	26
Independent Bank Corp/MI	2,838	62
Independent Bank Corp/Rockland MA	4,229	329
Independent Bank Group Inc	4,575	260
Interactive Brokers Group, Cl A	4,000	205
Intercontinental Exchange Inc	30,700	2,697
International Bancshares Corp	6,849	258
INTL. FCStone Inc*	2,018	82
Invesco Ltd	22,100	424
Invesco Mortgage Capital Inc‡	15,910	262
Investar Holding	1,269	31
Investors Bancorp Inc	29,313	333
Investors Title	197	32
James River Group Holdings Ltd	3,753	180
Janus Henderson Group	8,900	179
Jefferies Financial Group	15,000	320
JPMorgan Chase & Co	175,900	20,404
Kearny Financial	10,017	134
Kemper Corp	3,300	290
KeyCorp	55,300	1,016
Kinsale Capital Group Inc	2,426	218
KKR Real Estate Finance Trust Inc‡	3,319	66
Ladder Capital Corp, Cl A‡	13,011	219

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ladenburg Thalmann Financial Services Inc	15,547	$48
Lakeland Bancorp Inc	5,786	95
Lakeland Financial	3,072	141
Lazard Ltd, Cl A (B)	6,300	244
LCNB Corp	1,691	30
LegacyTexas Financial Group Inc	5,902	252
Legg Mason	4,600	173
LendingClub*	8,131	120
LendingTree Inc*	400	129
Level One Bancorp Inc	539	13
Lincoln National	11,600	758
Live Oak Bancshares Inc	3,295	64
Loews	14,300	766
LPL Financial Holdings Inc	4,600	386
Luther Burbank Corp	2,736	31
M&T Bank Corp	7,500	1,232
Macatawa Bank Corp	3,521	36
Mackinac Financial	1,306	20
MainStreet Bancshares*	999	23
Malvern Bancorp Inc*	769	16
Markel*	740	824
MarketAxess Holdings Inc	2,000	674
Marlin Business Services Corp	1,199	28
Marsh & McLennan Cos Inc	27,700	2,737
MBIA Inc*	11,289	105
MBT Financial Corp	2,477	27
Medallion Financial*	2,955	15
Mercantile Bank Corp	2,127	71
Merchants Bancorp/IN	1,530	27
Mercury General	1,500	85
Meridian Bancorp	6,120	112
Meta Financial Group Inc	4,682	145
MetLife	44,400	2,194
Metropolitan Bank Holding Corp*	933	39
MFA Financial Inc‡	24,400	175
MGIC Investment Corp	19,300	248
Mid Penn Bancorp Inc	999	26
Midland States Bancorp Inc	2,749	75
MidSouth Bancorp Inc	2,178	27
MidWestOne Financial Group Inc	1,576	49
MMA Capital Holdings*	684	22
Moelis & Co, Cl A	6,004	219
Moody’s Corp	9,100	1,950
Morgan Stanley	66,200	2,950
Morningstar Inc	1,000	152
Mr Cooper Group Inc*	9,715	74
MSCI Inc, Cl A	4,500	1,023
MutualFirst Financial Inc	817	27
MVB Financial Corp	885	15
Nasdaq Inc	6,300	607
National Bank Holdings Corp, Cl A	3,628	132
National Bankshares Inc	656	24

30	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
National General Holdings Corp	8,573	$212
National Western Life Group, Cl A	296	80
Navient	13,300	188
NBT Bancorp Inc	5,312	206
Nelnet Inc, Cl A	2,344	147
New Residential Investment Corp‡	21,900	344
New York Community Bancorp Inc	25,100	289
New York Mortgage Trust Inc‡	26,445	162
NI Holdings Inc*	1,329	22
Nicolet Bankshares Inc*	1,036	68
NMI Holdings Inc, Cl A*	8,222	205
Northeast Bank	764	17
Northern Trust Corp	11,000	1,078
Northfield Bancorp Inc	5,655	89
Northrim BanCorp Inc	972	38
Northwest Bancshares Inc	12,686	218
Norwood Financial	797	28
Oak Valley Bancorp	717	13
OceanFirst Financial Corp	6,371	155
Och-Ziff Capital Management Group, Cl A (B)	2,214	52
Ocwen Financial Corp*	15,664	30
OFG Bancorp	6,437	146
Ohio Valley Banc Corp	416	15
Old Line Bancshares Inc	2,001	57
Old National Bancorp/IN	21,768	383
Old Republic International Corp	15,400	351
Old Second Bancorp Inc	3,820	50
On Deck Capital*	7,444	27
OneMain Holdings, Cl A	4,200	174
OP Bancorp	1,304	13
Oppenheimer Holdings Inc, Cl A	1,303	38
Opus Bank	2,854	64
Orchid Island Capital Inc, Cl A‡	6,830	42
Origin Bancorp Inc	2,267	79
Oritani Financial Corp	4,986	90
Orrstown Financial Services	1,392	32
Pacific Mercantile Bancorp*	1,632	13
Pacific Premier Bancorp Inc	7,754	245
PacWest Bancorp	6,700	259
Palomar Holdings*	809	23
Park National Corp	1,719	163
Parke Bancorp Inc	1,229	29
PCB Bancorp	1,690	28
PCSB Financial Corp	2,148	42
PDL Community Bancorp*	921	13
Peapack Gladstone Financial Corp	2,453	70
Penns Woods Bancorp	632	29
PennyMac Financial Services Inc	3,232	78
PennyMac Mortgage Investment Trust‡	9,532	210
Peoples Bancorp	2,303	75
Peoples Bancorp of North Carolina	485	13

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Peoples Financial Services	960	$46
People’s United Financial Inc	21,100	346
People’s Utah Bancorp	1,941	59
Pinnacle Financial Partners Inc	4,100	249
Piper Jaffray Cos	1,807	140
PJT Partners Inc	2,963	125
PNC Financial Services Group Inc/The	24,900	3,558
Popular Inc	5,400	311
PRA Group Inc*	5,591	174
Preferred Bank/Los Angeles CA	1,802	98
Premier Financial Bancorp Inc	1,794	28
Primerica Inc	2,300	282
Principal Financial Group Inc	15,100	876
ProAssurance Corp	6,580	257
Progressive Corp/The	31,600	2,559
Prosperity Bancshares Inc	3,600	250
Protective Insurance Corp	961	16
Provident Bancorp*	458	13
Provident Financial Holdings	850	18
Provident Financial Services Inc	7,667	185
Prudential Bancorp Inc	893	16
Prudential Financial Inc	22,500	2,279
Pzena Investment Management Inc, Cl A	1,744	14
QCR Holdings Inc	1,732	66
Radian Group Inc	26,560	606
Raymond James Financial Inc	6,900	557
RBB Bancorp	2,155	43
Ready Capital Corp‡	3,911	60
Redwood Trust Inc‡	11,906	201
Regional Management*	916	22
Regions Financial Corp	56,400	898
Reinsurance Group of America Inc, Cl A	3,400	530
Reliant Bancorp Inc	1,445	36
RenaissanceRe Holdings Ltd	2,200	399
Renasant Corp	7,192	258
Republic Bancorp Inc/KY, Cl A	1,200	57
Republic First Bancorp Inc*	6,343	28
Riverview Bancorp Inc	2,136	18
RLI Corp	5,019	452
S&P Global Inc	13,600	3,331
S&T Bancorp	4,314	164
Safeguard Scientifics Inc*	2,741	32
Safety Insurance Group Inc	1,832	181
Sandy Spring Bancorp Inc	4,355	159
Santander Consumer USA Holdings Inc	6,300	170
SB One Bancorp	720	16
Seacoast Banking Corp of Florida*	6,410	173
Select Bancorp*	2,260	26
Selective Insurance Group Inc	7,346	552
ServisFirst Bancshares	5,800	198
Shore Bancshares Inc	1,737	28
Siebert Financial Corp*	1,183	14

Adviser Managed Trust / Annual Report / July 31, 2019	31

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sierra Bancorp	1,864	$49
Signature Bank/New York NY	2,800	357
Silvercrest Asset Management Group, Cl A	878	13
Simmons First National Corp, Cl A	11,216	289
SLM Corp	23,700	216
SmartFinancial Inc*	1,613	35
South Plains Financial	575	10
South State Corp	4,391	352
Southern First Bancshares Inc*	940	38
Southern Missouri Bancorp Inc	1,019	36
Southern National Bancorp of Virginia Inc	2,585	41
Southside Bancshares Inc	4,034	140
Spirit of Texas Bancshares Inc*	1,577	34
Starwood Property Trust Inc‡	14,600	339
State Auto Financial Corp	2,171	75
State Street Corp	20,500	1,191
Sterling Bancorp Inc/MI	2,930	29
Sterling Bancorp/DE	11,700	256
Stewart Information Services	2,961	112
Stifel Financial Corp	8,734	522
Stock Yards Bancorp Inc	2,385	91
Summit Financial Group Inc	1,492	40
SunTrust Banks Inc	24,500	1,632
SVB Financial Group*	2,900	673
Synchrony Financial	37,500	1,345
Synovus Financial Corp	8,700	332
T Rowe Price Group	12,700	1,440
TCF Financial Corp	8,800	188
TD Ameritrade Holding Corp	15,200	777
Territorial Bancorp Inc	1,060	30
Texas Capital Bancshares Inc*	2,700	170
TFS Financial Corp	2,700	48
Third Point Reinsurance Ltd*	9,499	96
Timberland Bancorp Inc/WA	1,018	28
Tiptree Inc	2,675	18
Tompkins Financial Corp	1,853	152
Torchmark	5,600	511
Towne Bank/Portsmouth VA	8,184	230
TPG RE Finance Trust Inc‡	6,319	125
Travelers Cos Inc/The	14,400	2,111
TriCo Bancshares	3,229	122
TriState Capital Holdings Inc*	3,216	68
Triumph Bancorp*	3,162	99
Trupanion Inc*	3,624	117
TrustCo Bank Corp NY	12,031	97
Trustmark Corp	8,106	288
Two Harbors Investment Corp‡	13,400	180
UMB Financial Corp	5,585	381
Umpqua Holdings	11,900	208
Union Bankshares	399	13
United Bankshares	12,400	466
United Community Banks Inc/GA	9,707	279

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United Community Financial Corp/OH	6,324	$64
United Financial Bancorp Inc	6,523	94
United Fire Group Inc	2,657	139
United Insurance Holdings Corp	1,981	22
United Security Bancshares/Fresno CA	1,351	14
Unity Bancorp Inc	780	16
Universal Insurance Holdings Inc	4,019	100
Univest Financial Corp	3,697	102
Unum Group	11,100	355
US Bancorp	78,800	4,503
Valley National Bancorp	40,783	455
Veritex Holdings Inc	6,668	171
Virtu Financial Inc, Cl A	2,200	48
Virtus Investment Partners Inc	864	93
Voya Financial Inc	8,200	461
Waddell & Reed Financial Inc, Cl A	9,396	164
Walker & Dunlop	3,453	201
Washington Federal Inc	9,994	366
Washington Trust Bancorp Inc	1,927	97
Waterstone Financial Inc	3,183	54
Watford Holdings*	2,617	50
Webster Financial Corp	5,000	255
Wells Fargo & Co	220,800	10,689
WesBanco Inc	6,485	237
West Bancorporation Inc	2,116	45
Westamerica Bancorporation	3,211	206
Western Alliance Bancorp*	5,400	267
Western Asset Mortgage Capital Corp‡	6,180	63
Western New England Bancorp Inc	3,652	34
Westwood Holdings Group Inc	798	25
White Mountains Insurance Group Ltd	200	215
Willis Towers Watson PLC	7,100	1,386
Wintrust Financial Corp	3,000	215
WisdomTree Investments	17,050	106
World Acceptance Corp*	858	109
WR Berkley Corp	7,750	538
WSFS Financial Corp	6,629	281
Zions Bancorp NA	10,100	455

		244,561

Health Care — 9.5%
Abbott Laboratories	93,400	8,135
AbbVie Inc	80,600	5,370
Abeona Therapeutics Inc*	3,338	9
ABIOMED Inc*	2,300	641
Acadia Healthcare Co Inc*	4,700	150
ACADIA Pharmaceuticals Inc*	13,039	320
Accelerate Diagnostics Inc*	3,413	64
Acceleron Pharma Inc*	5,712	249
Accuray*	11,485	48
AcelRx Pharmaceuticals*	10,845	28
Acer Therapeutics*	753	2
Achillion Pharmaceuticals*	18,342	81

32	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Aclaris Therapeutics Inc*	2,493	$3
Acorda Therapeutics Inc*	5,936	41
Adamas Pharmaceuticals Inc*	2,663	17
Addus HomeCare Corp*	1,244	100
ADMA Biologics Inc*	2,516	9
Aduro Biotech Inc*	4,159	5
Adverum Biotechnologies Inc*	7,045	94
Aeglea BioTherapeutics Inc*	3,577	32
Aerie Pharmaceuticals*	5,354	116
Agenus Inc*	13,882	33
AgeX Therapeutics*	3,277	10
Agilent Technologies Inc	17,400	1,208
Agios Pharmaceuticals*	2,800	135
Aimmune Therapeutics Inc*	5,561	107
Akcea Therapeutics*	1,276	28
Akebia Therapeutics Inc*	15,321	64
Akorn*	12,389	46
Albireo Pharma Inc*	1,368	35
Alder Biopharmaceuticals Inc*	9,330	94
Aldeyra Therapeutics Inc*	2,146	12
Alector*	1,361	29
Alexion Pharmaceuticals Inc*	11,700	1,325
Align Technology Inc*	4,300	899
Allakos*	2,226	77
Allergan PLC	17,900	2,873
Allogene Therapeutics Inc*	4,938	153
Allscripts Healthcare Solutions Inc*	21,608	223
Alnylam Pharmaceuticals Inc*	5,100	396
Alphatec Holdings*	4,307	20
AMAG Pharmaceuticals Inc*	4,446	37
Amedisys Inc*	3,939	543
American Renal Associates Holdings Inc*	2,640	20
AmerisourceBergen Corp, Cl A	8,400	732
Amgen Inc	33,200	6,194
Amicus Therapeutics Inc*	29,134	361
AMN Healthcare Services Inc*	5,709	305
Amneal Pharmaceuticals Inc*	11,274	41
Amphastar Pharmaceuticals Inc*	4,508	91
AnaptysBio*	3,114	167
Anavex Life Sciences*	6,118	16
AngioDynamics*	4,681	95
ANI Pharmaceuticals*	1,134	96
Anika Therapeutics*	1,809	100
Antares Pharma*	19,195	61
Anthem Inc	14,000	4,125
Apellis Pharmaceuticals Inc*	6,144	172
Apollo Medical Holdings Inc*	941	14
Apyx Medical*	4,551	33
Arcus Biosciences Inc*	4,286	34
Ardelyx Inc*	5,173	12
Arena Pharmaceuticals Inc*	6,353	398
ArQule*	13,647	138

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Arrowhead Pharmaceuticals Inc*	11,552	$336
Arvinas Inc*	2,309	62
Assembly Biosciences Inc*	3,015	38
Assertio Therapeutics Inc*	8,716	30
Atara Biotherapeutics Inc*	5,326	76
Athenex Inc*	7,538	136
Athersys Inc*	16,910	23
AtriCure Inc*	4,641	149
Atrion Corp	179	138
Audentes Therapeutics Inc*	5,544	216
Avanos Medical Inc*	5,807	236
Avedro*	753	14
Avid Bioservices Inc*	7,452	48
Avrobio Inc*	1,917	41
Axogen Inc*	4,369	79
Axonics Modulation Technologies Inc*	1,996	73
Axsome Therapeutics*	3,146	80
Baxter International Inc	26,300	2,208
Becton Dickinson and Co	14,500	3,666
Beyondspring*	1,454	24
BioCryst Pharmaceuticals Inc*	14,620	46
BioDelivery Sciences International*	10,748	40
Biogen Inc*	10,700	2,545
Biohaven Pharmaceutical Holding*	4,221	182
BioLife Solutions*	983	19
BioMarin Pharmaceutical Inc*	9,600	761
Bio-Rad Laboratories Inc, Cl A*	1,200	378
BioScrip*	13,001	37
BioSig Technologies*	2,228	17
BioSpecifics Technologies Corp*	809	47
Bio-Techne Corp	2,000	420
BioTelemetry Inc*	4,100	192
BioTime Inc*	13,360	15
Bioxcel Therapeutics*	989	11
Bluebird Bio Inc*	3,000	394
Blueprint Medicines Corp*	6,127	614
Boston Scientific Corp*	75,200	3,193
Bristol-Myers Squibb Co	89,300	3,966
Brookdale Senior Living Inc, Cl A*	23,453	183
Bruker Corp	5,500	263
Calithera Biosciences Inc*	4,954	21
Calyxt Inc*	1,360	13
Cambrex Corp*	4,183	183
Cantel Medical Corp	2,000	185
Cara Therapeutics Inc*	4,201	101
Cardinal Health	16,300	745
Cardiovascular Systems Inc*	4,228	194
CareDx*	5,209	171
CASI Pharmaceuticals Inc*	5,035	16
Castlight Health Inc, Cl B*	13,395	22
Catalent Inc*	7,900	446
Catalyst Pharmaceuticals Inc*	12,726	63

Adviser Managed Trust / Annual Report / July 31, 2019	33

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Catasys*	1,012	$18
Celcuity Inc*	599	14
Celgene*	38,300	3,518
Cellular Biomedicine Group Inc*	1,674	23
CEL-SCI*	3,574	26
Centene Corp*	22,100	1,151
Cerecor*	3,177	13
Cerner Corp	16,900	1,211
Cerus Corp*	17,338	101
Charles River Laboratories International Inc*	2,600	350
Checkpoint Therapeutics*	3,539	9
Chemed Corp	800	324
ChemoCentryx Inc*	5,376	43
Chiasma*	3,570	20
Chimerix Inc*	4,723	17
ChromaDex*	5,313	25
Cigna Corp	20,300	3,449
Clovis Oncology Inc*	6,126	65
Codexis Inc*	6,532	120
Coherus Biosciences Inc*	7,847	132
Collegium Pharmaceutical Inc*	4,212	46
Community Health Systems*	8,777	18
Computer Programs & Systems	1,676	43
Concert Pharmaceuticals Inc*	3,035	31
ConforMIS*	8,610	24
CONMED Corp	3,432	300
Constellation Pharmaceuticals Inc*	1,608	15
Cooper Cos Inc/The	2,600	877
Corbus Pharmaceuticals Holdings*	7,325	44
Corcept Therapeutics Inc*	12,332	139
Corindus Vascular Robotics*	12,231	31
CorMedix*	3,258	32
Cortexyme*	430	15
CorVel*	1,147	98
Covetrus Inc*	3,300	78
Crinetics Pharmaceuticals Inc*	1,482	30
Cross Country Healthcare Inc*	4,779	45
CryoLife*	4,481	129
CryoPort Inc*	3,597	74
Cue Biopharma Inc*	1,840	15
Cutera Inc*	1,894	48
CVS Health	70,100	3,916
Cyclerion Therapeutics Inc*	3,176	30
Cymabay Therapeutics Inc*	7,972	49
Cytokinetics Inc*	7,029	86
CytomX Therapeutics Inc*	5,864	60
CytoSorbents Corp*	4,202	29
Danaher Corp	34,300	4,819
DaVita Inc*	7,100	425
Deciphera Pharmaceuticals Inc*	1,947	43
Denali Therapeutics*	5,778	123

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DENTSPLY SIRONA Inc	11,900	$648
Dermira Inc*	6,082	54
DexCom Inc*	4,800	753
Dicerna Pharmaceuticals Inc*	6,853	93
Diplomat Pharmacy Inc*	7,639	40
Dova Pharmaceuticals Inc*	1,407	22
Dynavax Technologies*	5,875	16
Eagle Pharmaceuticals Inc/DE*	1,373	75
Editas Medicine Inc*	6,335	160
Edwards Lifesciences Corp*	11,500	2,448
Eidos Therapeutics Inc*	1,299	42
Eiger BioPharmaceuticals*	3,158	35
Elanco Animal Health Inc*	18,200	600
ElectroCore*	356	—
Eli Lilly	46,900	5,110
Eloxx Pharmaceuticals Inc*	2,365	19
Emergent BioSolutions Inc*	5,631	249
Enanta Pharmaceuticals Inc*	2,090	157
Encompass Health Corp	5,300	338
Ensign Group Inc/The	6,365	384
Enzo Biochem*	4,500	18
Epizyme Inc*	9,863	131
Esperion Therapeutics Inc*	3,165	126
Evelo Biosciences Inc*	1,670	10
Evofem Biosciences*	2,133	10
Evolent Health Inc, Cl A*	8,906	61
Evolus Inc*	1,563	28
Exact Sciences*	6,500	748
Exelixis Inc*	16,000	340
EyePoint Pharmaceuticals*	9,317	13
Fate Therapeutics Inc*	6,397	141
FibroGen Inc*	9,754	461
Five Prime Therapeutics Inc*	3,205	16
Flexion Therapeutics Inc*	4,512	45
Fluidigm*	8,836	104
Forty Seven Inc*	2,293	20
G1 Therapeutics Inc*	4,317	107
Galectin Therapeutics*	4,622	17
Genesis Healthcare Inc, Cl A*	12,164	14
GenMark Diagnostics Inc*	7,181	45
Genomic Health Inc*	3,411	249
Geron Corp*	17,676	21
Gilead Sciences Inc	69,700	4,567
Glaukos Corp*	4,486	366
Global Blood Therapeutics Inc*	6,840	375
Globus Medical Inc, Cl A*	9,557	436
GlycoMimetics Inc*	4,609	43
Gossamer Bio Inc*	2,609	52
Gritstone Oncology Inc*	3,363	35
Guardant Health*	1,900	179
Haemonetics Corp*	6,420	784
Halozyme Therapeutics Inc*	18,035	306

34	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hanger*	4,661	$80
Harpoon Therapeutics*	933	14
HCA Healthcare Inc	14,900	1,989
HealthEquity Inc*	8,506	697
HealthStream Inc*	3,340	94
Henry Schein Inc*	8,300	552
Heron Therapeutics Inc*	9,357	163
Heska Corp*	882	71
Hill-Rom Holdings Inc	3,600	384
HMS Holdings Corp*	10,924	381
Hologic Inc*	14,500	743
Homology Medicines Inc*	3,170	56
Horizon Therapeutics*	10,000	249
Humana	7,400	2,196
ICU Medical Inc*	800	204
IDEXX Laboratories*	4,700	1,326
Illumina Inc*	8,000	2,395
ImmunoGen*	19,370	44
Immunomedics Inc *	22,056	325
Incyte*	9,600	815
Innoviva*	8,716	104
Inogen*	2,240	138
Inovalon Holdings Inc, Cl A*	8,705	131
Inovio Pharmaceuticals*	12,497	34
Insmed Inc*	9,487	208
Inspire Medical Systems Inc*	1,624	110
Insulet Corp*	3,200	393
Integer Holdings Corp*	4,090	358
Integra LifeSciences Holdings Corp*	3,900	247
Intellia Therapeutics Inc*	4,372	79
Intercept Pharmaceuticals Inc*	3,124	196
Intersect ENT Inc*	3,845	76
Intra-Cellular Therapies Inc, Cl A*	5,824	49
Intrexon Corp*	9,561	76
IntriCon*	1,132	20
Intuitive Surgical Inc*	6,200	3,221
Invacare Corp	3,514	19
Invitae Corp*	10,944	294
Ionis Pharmaceuticals Inc*	6,800	448
Iovance Biotherapeutics Inc*	14,441	355
IQVIA Holdings Inc*	9,500	1,512
iRadimed Corp*	665	16
iRhythm Technologies Inc*	3,158	263
Ironwood Pharmaceuticals Inc, Cl A*	19,437	207
Johnson & Johnson	144,800	18,856
Joint*	1,771	33
Jounce Therapeutics Inc*	2,558	12
Kadmon Holdings Inc*	17,699	46
Kala Pharmaceuticals Inc*	2,057	12
KalVista Pharmaceuticals*	1,573	26
Karyopharm Therapeutics Inc*	7,600	67
Kezar Life Sciences Inc*	1,335	8

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kindred Biosciences Inc*	3,626	$25
Kiniksa Pharmaceuticals Ltd, Cl A*	1,920	23
Kodiak Sciences Inc*	3,158	39
Krystal Biotech*	1,154	55
Kura Oncology Inc*	3,698	71
La Jolla Pharmaceutical Co*	2,552	21
Laboratory Corp of America Holdings*	5,500	921
Lannett Co Inc*	4,382	31
Lantheus Holdings*	4,688	106
LeMaitre Vascular Inc	2,119	70
Lexicon Pharmaceuticals Inc*	4,482	6
LHC Group Inc*	3,782	479
Ligand Pharmaceuticals*	2,359	216
Liquidia Technologies Inc*	1,969	14
LivaNova PLC*	6,170	475
LogicBio Therapeutics Inc*	946	12
Luminex Corp	5,270	115
MacroGenics*	6,105	88
Madrigal Pharmaceuticals*	1,016	89
Magellan Health Inc*	2,662	187
Magenta Therapeutics Inc*	2,083	28
MannKind*	24,139	27
Marinus Pharmaceuticals*	6,909	8
Marker Therapeutics*	3,703	17
Masimo*	2,500	395
McKesson Corp	10,500	1,459
Medicines Co/The*	8,861	318
MediciNova Inc*	5,344	51
Medidata Solutions Inc*	3,300	302
MEDNAX Inc*	4,800	118
Medpace Holdings*	3,488	275
Medtronic PLC	73,200	7,462
MEI Pharma*	9,466	16
MeiraGTx Holdings plc*	2,064	56
Menlo Therapeutics Inc*	2,335	9
Merck & Co Inc	140,400	11,652
Meridian Bioscience Inc	5,470	65
Merit Medical Systems Inc*	6,833	270
Mersana Therapeutics*	5,090	18
Mesa Laboratories Inc	430	108
Mettler-Toledo International Inc*	1,300	984
Millendo Therapeutics*	1,375	13
Minerva Neurosciences Inc*	4,091	27
Mirati Therapeutics*	3,146	333
Misonix*	1,017	24
Moderna Inc*	1,400	18
Molecular Templates Inc*	1,576	10
Molina Healthcare Inc*	3,400	451
Momenta Pharmaceuticals Inc*	12,217	138
Mustang Bio Inc*	4,166	13
Mylan NV*	28,000	585
MyoKardia Inc*	5,603	305

Adviser Managed Trust / Annual Report / July 31, 2019	35

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Myriad Genetics Inc*	8,951	$261
NanoString Technologies Inc*	4,223	139
Natera*	7,089	196
National HealthCare Corp	1,535	134
National Research Corp, Cl A	1,430	96
Natus Medical Inc*	4,170	130
Nektar Therapeutics, Cl A*	8,500	242
Neogen Corp*	6,446	460
NeoGenomics Inc*	11,040	269
Neon Therapeutics Inc*	428	1
Neurocrine Biosciences Inc*	4,900	472
Neuronetics Inc*	1,832	22
Nevro Corp*	3,759	251
NextCure*	485	11
NextGen Healthcare Inc*	6,811	111
NGM Biopharmaceuticals*	1,016	14
Novavax	2,319	10
Novocure Ltd*	10,629	885
NuVasive Inc*	6,531	435
Ocular Therapeutix Inc*	4,575	21
Odonate Therapeutics Inc*	1,035	42
Omeros Corp*	5,940	92
Omnicell Inc*	5,150	387
Oncocyte*	3,314	6
OPKO Health Inc*	41,508	88
OptimizeRx*	1,661	25
Optinose Inc*	3,451	19
OraSure Technologies Inc*	7,869	66
Organogenesis Holdings*	1,654	8
Orthofix Medical*	2,218	119
OrthoPediatrics Corp*	1,158	41
Osmotica Pharmaceuticals PLC*	285	1
Owens & Minor Inc	8,533	23
Pacific Biosciences of California Inc*	17,584	95
Pacira BioSciences Inc*	4,959	218
Palatin Technologies*	20,556	19
Paratek Pharmaceuticals Inc*	3,303	11
Patterson	10,174	201
PDL BioPharma Inc*	14,056	40
Penumbra Inc*	1,700	285
PerkinElmer Inc	6,000	517
PetIQ Inc, Cl A*	2,430	83
Pfenex Inc*	4,180	25
Pfizer Inc	303,300	11,780
PhaseBio Pharmaceuticals*	1,923	15
Phibro Animal Health Corp, Cl A	2,638	82
Pieris Pharmaceuticals Inc*	7,475	41
PolarityTE Inc*	297	1
Portola Pharmaceuticals Inc, Cl A*	8,528	228
PRA Health Sciences*	3,200	320
Precision BioSciences*	1,329	17
Premier Inc, Cl A*	2,800	108

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Prestige Consumer Healthcare Inc*	6,476	$224
Principia Biopharma*	1,742	65
Progenics Pharmaceuticals Inc*	11,239	60
Protagonist Therapeutics*	2,101	23
Providence Service Corp/The*	1,432	80
PTC Therapeutics Inc*	7,212	347
Pulse Biosciences Inc*	1,094	14
Puma Biotechnology Inc*	3,895	38
QIAGEN NV*	12,100	456
Quanterix Corp*	1,262	39
Quest Diagnostics Inc	7,400	755
Quidel Corp*	4,465	264
R1 RCM Inc*	12,910	162
Ra Pharmaceuticals Inc*	4,005	136
Radius Health Inc*	5,734	123
RadNet*	5,251	77
Reata Pharmaceuticals Inc, Cl A*	2,540	230
Recro Pharma Inc*	1,840	18
Regeneron Pharmaceuticals Inc*	4,400	1,341
REGENXBIO Inc*	4,190	186
Repligen Corp*	5,954	562
Replimune Group*	1,659	21
ResMed	7,700	991
resTORbio*	2,110	23
Retrophin Inc*	5,255	104
Revance Therapeutics Inc*	5,067	64
Rhythm Pharmaceuticals Inc*	2,986	57
Rigel Pharmaceuticals Inc*	22,616	52
Rocket Pharmaceuticals Inc*	3,175	39
Rockwell Medical Inc*	7,793	21
RTI Surgical Holdings Inc*	5,847	25
Rubius Therapeutics Inc*	4,485	60
Sage Therapeutics*	2,700	433
Sangamo Therapeutics Inc*	14,606	175
Sarepta Therapeutics*	3,600	536
Savara Inc*	2,735	7
Scholar Rock Holding Corp*	1,423	17
SeaSpine Holdings Corp*	2,158	27
Seattle Genetics Inc*	5,900	447
Select Medical Holdings Corp*	13,491	226
Senseonics Holdings Inc*	14,599	16
Seres Therapeutics Inc*	2,665	7
Shockwave Medical*	869	43
SI-BONE Inc*	2,146	39
Sientra Inc*	3,283	20
SIGA Technologies Inc*	7,321	41
Silk Road Medical*	921	40
Simulations Plus Inc	1,578	61
Solid Biosciences Inc*	2,373	14
Sorrento Therapeutics Inc*	15,195	41
Spark Therapeutics Inc*	1,867	187
Spectrum Pharmaceuticals*	14,421	109

36	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Spero Therapeutics Inc*	1,014	$11
STAAR Surgical*	5,507	161
Stemline Therapeutics Inc*	4,958	66
STERIS PLC	4,600	685
Strongbridge Biopharma*	5,276	14
Stryker Corp	18,600	3,902
Supernus Pharmaceuticals Inc*	6,106	204
Surgery Partners Inc*	3,302	25
Surmodics Inc*	1,712	71
Sutro Biopharma Inc*	1,568	18
Syndax Pharmaceuticals Inc*	1,836	18
Syneos Health Inc, Cl A*	7,920	405
Synlogic Inc*	1,597	9
Synthorx*	891	15
Syros Pharmaceuticals*	4,706	35
Tabula Rasa HealthCare*	2,485	150
Tactile Systems Technology Inc*	2,223	128
Tandem Diabetes Care Inc*	6,972	442
Teladoc Health Inc*	8,963	612
Teleflex Inc	2,500	849
Tenet Healthcare Corp*	12,973	306
TG Therapeutics Inc*	10,174	76
TherapeuticsMD Inc*	24,298	52
Theravance Biopharma Inc*	5,553	116
Thermo Fisher Scientific	21,700	6,026
Tivity Health*	6,055	106
Tocagen Inc*	1,466	8
TransEnterix Inc*	17,743	24
Translate Bio Inc*	3,041	24
TransMedics Group*	911	22
Tricida Inc*	2,797	88
Triple-S Management Corp, Cl B*	2,999	72
Turning Point Therapeutics*	887	35
Twist Bioscience Corp*	2,739	92
Tyme Technologies Inc*	10,589	12
Ultragenyx Pharmaceutical Inc*	6,867	414
United Therapeutics Corp*	2,300	182
UnitedHealth Group Inc	51,500	12,824
UNITY Biotechnology Inc*	3,574	25
Universal Health Services Inc, Cl B	4,600	694
UroGen Pharma*	2,415	82
US Physical Therapy Inc	1,556	201
Utah Medical Products Inc	468	43
Vanda Pharmaceuticals Inc*	6,585	82
Vapotherm Inc*	695	11
Varex Imaging Corp*	4,804	153
Varian Medical Systems Inc*	5,000	587
VBI Vaccines*	12,372	9
Veeva Systems Inc, Cl A*	6,800	1,128
Veracyte Inc*	5,909	168
Vericel Corp*	5,571	107
Verrica Pharmaceuticals*	1,387	17

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vertex Pharmaceuticals Inc*	13,900	$2,316
ViewRay Inc*	8,225	74
Viking Therapeutics Inc*	8,038	62
Vocera Communications Inc*	3,825	98
Voyager Therapeutics Inc*	2,789	61
Waters Corp*	3,700	779
WaVe Life Sciences Ltd*	2,639	56
WellCare Health Plans Inc*	2,700	776
West Pharmaceutical Services Inc	4,000	549
Wright Medical Group NV*	15,847	457
X4 Pharmaceuticals*	1,036	12
XBiotech*	2,419	17
Xencor Inc*	5,815	256
Xeris Pharmaceuticals Inc*	2,954	35
Y-mAbs Therapeutics Inc*	2,655	59
Zimmer Biomet Holdings Inc	11,100	1,500
ZIOPHARM Oncology Inc*	20,500	142
Zoetis Inc, Cl A	26,400	3,033
Zogenix*	5,422	261
Zynerba Pharmaceuticals*	2,785	29
Zynex	2,153	18

		243,166

Industrials — 7.1%
3M	30,500	5,329
AAON Inc	5,112	260
AAR Corp	4,138	173
ABM Industries Inc	8,474	357
Acacia Research Corp*	4,924	14
ACCO Brands Corp	12,990	127
Actuant Corp, Cl A	6,853	157
Acuity Brands Inc	2,200	295
ADT Inc	5,800	37
Advanced Disposal Services Inc*	8,957	290
Advanced Drainage Systems	4,552	150
AECOM*	8,500	306
Aegion Corp, Cl A*	4,189	79
Aerojet Rocketdyne Holdings Inc*	9,218	394
Aerovironment Inc*	2,652	145
AGCO	3,600	277
Air Lease Corp, Cl A	5,300	221
Air Transport Services Group Inc*	7,300	170
Aircastle Ltd	6,839	142
Alamo Group Inc	1,219	119
Alaska Air Group Inc	6,600	418
Albany International Corp, Cl A	3,688	317
Allegiant Travel Co, Cl A	1,602	240
Allegion PLC	5,200	538
Allied Motion Technologies Inc	955	38
Allison Transmission Holdings Inc	6,200	285
Altra Industrial Motion Corp	8,107	233
AMERCO	400	155
Ameresco Inc, Cl A*	2,914	42

Adviser Managed Trust / Annual Report / July 31, 2019	37

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
American Airlines Group Inc	22,600	$690
American Superconductor*	2,918	26
American Woodmark*	1,926	163
AMETEK Inc	12,500	1,120
AO Smith	7,700	350
Apogee Enterprises Inc	3,370	137
Applied Industrial Technologies Inc	4,719	287
ArcBest Corp	3,303	99
Arconic Inc	21,700	543
Arcosa Inc	6,150	231
Argan Inc	1,900	78
Armstrong Flooring Inc*	2,085	17
Armstrong World Industries Inc	2,300	225
ASGN Inc*	6,449	407
Astec Industries	2,907	95
Astronics Corp*	3,089	114
Atkore International Group Inc*	5,874	160
Atlas Air Worldwide Holdings Inc*	2,995	137
Avis Budget Group Inc*	7,303	266
Axon Enterprise Inc*	7,322	514
AZZ Inc	3,257	152
Barnes Group Inc	5,897	307
Barrett Business Services Inc	921	81
Beacon Roofing Supply*	8,422	305
BG Staffing Inc	842	14
Bloom Energy, Cl A*	7,097	74
Blue Bird Corp*	2,058	43
BlueLinx Holdings Inc*	1,244	26
BMC Stock Holdings Inc*	8,423	178
Boeing	28,900	9,860
Brady Corp, Cl A	5,890	305
Briggs & Stratton Corp	5,341	51
BrightView Holdings*	4,030	80
Brink’s Co/The	6,336	571
Builders FirstSource Inc*	14,042	241
BWX Technologies Inc, Cl W	5,400	291
Caesarstone Ltd	2,980	42
CAI International Inc*	2,214	50
Carlisle Cos Inc	3,200	461
Casella Waste Systems, Cl A*	5,690	248
Caterpillar Inc	30,200	3,976
CBIZ Inc*	6,510	152
CECO Environmental*	4,164	38
CH Robinson Worldwide Inc	7,400	620
Charah Solutions Inc*	250	1
Chart Industries Inc*	4,465	337
Cintas Corp	4,700	1,224
CIRCOR International Inc*	2,492	95
Clean Harbors Inc*	2,800	218
Colfax*	4,600	127
Columbus McKinnon Corp/NY	2,836	109
Comfort Systems USA Inc	4,547	191

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Commercial Vehicle Group Inc*	2,984	$24
Construction Partners, Cl A*	1,675	26
Continental Building Products*	4,713	116
Copart*	11,100	861
Cornerstone Building Brands*	6,146	36
CoStar Group Inc*	2,000	1,231
Covanta Holding Corp	14,552	251
Covenant Transportation Group Inc, Cl A*	1,757	30
CRA International Inc	1,050	46
Crane Co	2,700	226
CSW Industrials Inc	1,882	133
CSX Corp	42,400	2,985
Cubic Corp	3,877	257
Cummins Inc	8,100	1,328
Curtiss-Wright Corp	2,400	305
Daseke Inc*	6,382	24
Deere	17,500	2,899
Delta Air Lines Inc	31,700	1,935
Deluxe	5,732	256
Donaldson Co Inc	7,000	350
Douglas Dynamics Inc	2,824	116
Dover Corp	7,900	765
Ducommun Inc*	1,402	59
DXP Enterprises Inc/TX*	2,094	71
Dycom Industries*	3,755	207
Eagle Bulk Shipping Inc*	4,792	22
Eastern Co/The	560	14
Echo Global Logistics*	3,644	77
EMCOR Group Inc	7,010	592
Emerson Electric	33,400	2,167
Encore Wire Corp	2,564	141
Energous Corp*	2,542	10
Energy Recovery Inc*	4,886	54
EnerSys	5,502	375
Ennis Inc	2,859	58
EnPro Industries Inc	2,559	182
Equifax Inc	6,500	904
ESCO Technologies Inc	3,156	264
EVI Industries Inc	394	14
Evoqua Water Technologies Corp*	9,571	136
Expeditors International of Washington Inc	9,400	718
Exponent Inc	6,575	452
Fastenal Co	31,300	964
Federal Signal	7,404	231
FedEx Corp	13,300	2,268
Flowserve Corp	7,100	355
Fluor	7,600	247
Forrester Research Inc	1,370	65
Fortive Corp	16,000	1,217
Fortune Brands Home & Security Inc	7,700	423
Forward Air	3,587	226
Foundation Building Materials*	2,097	36

38	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Franklin Covey Co*	1,289	$47
Franklin Electric Co Inc	5,739	269
FTI Consulting Inc*	4,789	500
Gardner Denver Holdings Inc*	6,900	227
Gates Industrial Corp PLC*	2,400	26
GATX Corp	4,630	356
Genco Shipping & Trading Ltd*	2,216	21
Gencor Industries Inc*	944	12
Generac Holdings*	7,679	555
General Dynamics Corp	13,800	2,566
General Electric Co	470,700	4,919
General Finance*	1,794	14
Genesee & Wyoming, Cl A*	3,100	340
Gibraltar Industries*	4,003	166
GMS Inc*	4,217	95
Gorman-Rupp	2,294	76
GP Strategies Corp*	1,744	28
Graco Inc	9,000	433
GrafTech International Ltd	3,200	37
Graham Corp	1,316	28
Granite Construction Inc	5,915	210
Great Lakes Dredge & Dock Corp*	7,391	79
Greenbrier Cos Inc/The	4,016	116
Griffon Corp	4,590	75
H&E Equipment Services Inc	4,039	124
Harsco Corp*	9,957	234
Hawaiian Holdings Inc	6,148	160
HD Supply Holdings Inc*	9,700	393
Healthcare Services Group Inc	9,151	219
Heartland Express Inc	5,950	118
HEICO Corp, Cl A	4,100	432
HEICO Corp	2,100	287
Heidrick & Struggles International Inc	2,414	72
Helios Technologies	3,620	170
Herc Holdings Inc*	3,030	137
Heritage-Crystal Clean*	1,971	55
Herman Miller Inc	7,266	329
Hertz Global Holdings Inc*	12,492	194
Hexcel Corp	4,600	376
Hillenbrand Inc	7,752	261
HNI Corp	5,415	185
Honeywell International Inc	39,700	6,847
Hub Group Inc, Cl A*	4,088	185
Hubbell Inc, Cl B	3,000	390
Huntington Ingalls Industries Inc	2,300	525
Hurco Cos Inc	632	22
Huron Consulting Group Inc*	2,781	170
Hyster-Yale Materials Handling Inc, Cl A	1,352	84
IAA*	7,300	341
ICF International Inc	2,263	193
IDEX	4,200	707
IES Holdings Inc*	844	15

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
IHS Markit Ltd*	21,100	$1,359
Illinois Tool Works Inc	17,700	2,730
InnerWorkings*	4,353	16
Insperity Inc	4,862	517
Insteel Industries Inc	2,433	47
Interface Inc, Cl A	7,490	104
ITT Inc	4,800	300
Jacobs Engineering Group	6,800	561
JB Hunt Transport Services Inc	4,700	481
JELD-WEN Holding*	8,489	186
JetBlue Airways Corp*	16,600	319
John Bean Technologies Corp	3,963	470
Johnson Controls International plc	49,700	2,109
Kadant Inc	1,383	129
Kaman Corp	3,435	218
Kansas City Southern	5,500	681
KAR Auction Services Inc	7,300	195
Kelly Services, Cl A	3,992	111
Kennametal Inc	10,451	361
Kforce Inc	2,934	100
Kimball International Inc, Cl B	4,636	80
Kirby Corp*	3,200	251
Knight-Swift Transportation Holdings
Inc, Cl A	6,900	247
Knoll Inc	6,109	148
Korn Ferry	6,983	274
Kratos Defense & Security Solutions Inc*	11,492	283
L3Harris Technologies*	12,090	2,510
Landstar System Inc	2,200	245
Lawson Products*	652	27
LB Foster, Cl A*	1,416	34
Lennox International Inc	2,000	513
Lincoln Electric Holdings Inc	3,400	287
Lindsay	1,365	125
Lockheed Martin Corp	13,400	4,853
LSC Communications	2,311	2
Luxfer Holdings	3,503	69
Lydall Inc*	2,258	53
Lyft, Cl A*	1,800	110
Macquarie Infrastructure Corp	4,300	178
Manitowoc Co Inc/The*	4,589	82
ManpowerGroup Inc	3,400	311
Marten Transport Ltd	5,024	101
Masco Corp	16,000	652
MasTec*	7,434	382
Matson Inc	5,277	216
Matthews International Corp, Cl A	3,932	134
Maxar Technologies Inc	7,248	53
McGrath RentCorp	3,008	205
Mercury Systems Inc*	6,704	547
Meritor Inc*	9,914	245
Mesa Air Group Inc*	2,840	29

Adviser Managed Trust / Annual Report / July 31, 2019	39

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Middleby Corp/The*	3,000	$403
Milacron Holdings Corp*	8,794	148
Miller Industries Inc/TN	1,461	46
Mistras Group Inc*	2,443	37
Mobile Mini Inc	5,561	189
Moog Inc, Cl A	4,093	333
MRC Global Inc*	10,515	164
MSA Safety Inc	4,435	467
MSC Industrial Direct Co Inc, Cl A	2,400	171
Mueller Industries Inc	7,057	213
Mueller Water Products, Cl A	19,273	196
MYR Group Inc*	2,090	75
National Presto Industries Inc	656	60
Navigant Consulting Inc	5,344	130
Navistar International Corp*	6,118	191
Nielsen Holdings PLC	19,400	449
NN Inc	5,512	45
Nordson Corp	3,200	453
Norfolk Southern	14,600	2,790
Northrop Grumman Corp	8,600	2,972
Northwest Pipe Co*	1,362	32
NOW*	13,459	165
NRC Group Holdings*	1,493	18
NV5 Global Inc*	1,304	104
nVent Electric PLC	8,800	218
Old Dominion Freight Line Inc	3,600	601
Omega Flex	284	22
Oshkosh Corp	3,800	318
Owens Corning	5,900	342
PACCAR Inc	18,500	1,298
PAM Transportation Services Inc*	291	17
Park Aerospace	2,481	45
Parker-Hannifin Corp	7,000	1,226
Park-Ohio Holdings Corp	1,191	36
Parsons*	2,400	88
Patrick Industries Inc*	2,907	133
PGT Innovations Inc*	7,184	116
PICO Holdings Inc*	2,501	25
Pitney Bowes Inc	24,077	98
Plug Power Inc*	29,845	66
Powell Industries Inc	1,180	44
Preformed Line Products Co	311	18
Primoris Services	5,333	112
Proto Labs Inc*	3,339	348
Quad	4,206	48
Quanex Building Products Corp	4,327	81
Quanta Services Inc	8,000	299
Radiant Logistics Inc*	3,784	21
Raven Industries Inc	4,497	163
Raytheon Co	15,200	2,771
RBC Bearings Inc*	3,045	495
Regal Beloit Corp	2,400	191

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Republic Services Inc, Cl A	11,900	$1,055
Resideo Technologies Inc*	6,700	126
Resources Connection Inc	3,920	69
REV Group	3,586	52
Rexnord Corp*	13,267	389
Robert Half International Inc	6,400	387
Rockwell Automation Inc	6,600	1,061
Rollins Inc	7,900	265
Roper Technologies	5,500	2,000
RR Donnelley & Sons	9,931	20
Rush Enterprises Inc, Cl B	441	17
Rush Enterprises Inc, Cl A	3,789	143
Ryder System Inc	2,800	149
Safe Bulkers*	7,588	15
Saia Inc*	3,192	244
Schneider National Inc, Cl B	2,600	50
Scorpio Bulkers Inc	7,127	43
Sensata Technologies Holding PLC*	8,800	417
Simpson Manufacturing Co Inc	5,635	348
SiteOne Landscape Supply*	5,201	384
SkyWest Inc	6,272	381
Snap-on	3,000	458
Southwest Airlines Co	26,600	1,371
SP Plus Corp*	2,902	100
Spartan Motors Inc	4,528	54
Spirit AeroSystems Holdings Inc, Cl A	5,800	446
Spirit Airlines Inc*	8,728	370
SPX Corp*	5,381	188
SPX FLOW Inc*	5,244	213
Standex International Corp	1,596	112
Stanley Black & Decker Inc	8,300	1,225
Steelcase Inc, Cl A	10,733	181
Stericycle Inc*	4,500	207
Sterling Construction Co Inc*	3,448	43
Sunrun*	13,951	266
Systemax	1,187	26
Team Inc*	3,776	63
Teledyne Technologies*	1,900	553
Tennant Co	2,247	171
Terex Corp	7,998	244
Tetra Tech	6,798	538
Textainer Group Holdings Ltd	3,751	37
Textron Inc	13,300	656
Thermon Group Holdings Inc*	4,130	105
Timken Co/The	3,700	169
Titan International Inc	4,956	19
Titan Machinery Inc*	2,503	52
Toro	5,600	408
TPI Composites Inc*	3,707	95
Transcat*	947	23
TransDigm Group*	2,600	1,262
TransUnion	10,000	828

40	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Trex Co Inc*	7,463	$610
TriMas*	5,732	172
TriNet Group Inc*	5,619	413
Trinity Industries	7,900	155
Triton International Ltd/Bermuda	7,175	237
Triumph Group Inc	6,183	150
TrueBlue Inc*	5,118	101
Tutor Perini Corp*	5,166	67
Twin Disc Inc*	990	12
Uber Technologies*	9,800	413
UniFirst Corp/MA	1,882	371
Union Pacific Corp	38,600	6,946
United Continental Holdings Inc*	13,300	1,222
United Parcel Service Inc, Cl B	37,700	4,504
United Rentals Inc*	4,300	544
United Technologies Corp	44,200	5,905
Univar*	6,800	150
Universal Forest Products Inc	7,416	300
Universal Logistics Holdings Inc	1,167	23
Upwork Inc*	7,018	115
US Ecology Inc	2,738	174
US Xpress Enterprises Inc, Cl A*	2,341	12
Valmont Industries Inc	1,200	165
Vectrus Inc*	1,449	59
Verisk Analytics, Cl A	8,700	1,320
Veritiv Corp*	1,650	29
Viad Corp	2,546	176
Vicor Corp*	2,258	67
Vivint Solar*	5,774	48
VSE	847	25
Wabash National Corp	6,944	110
WABCO Holdings Inc*	2,800	371
Wabtec Corp	8,400	653
WageWorks*	4,915	252
Waste Management Inc	23,300	2,726
Watsco Inc	1,700	276
Watts Water Technologies Inc, Cl A	3,429	318
Welbilt*	16,378	269
Werner Enterprises	5,821	193
Wesco Aircraft Holdings*	7,074	74
WESCO International Inc*	2,600	132
Willdan Group Inc*	1,311	46
Willis Lease Finance Corp*	305	19
WillScot Corp, Cl A*	6,623	105
Woodward	3,000	336
WW Grainger Inc	2,500	728
XPO Logistics Inc*	5,000	337
Xylem Inc/NY	9,800	787
YRC Worldwide Inc*	2,126	7

		182,257

Information Technology — 14.2%
2U Inc*	3,000	38

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
3D Systems Corp*	13,847	$125
8x8 Inc*	11,619	281
A10 Networks Inc*	7,339	56
Acacia Communications Inc*	4,735	318
ACI Worldwide Inc*	13,861	465
Adesto Technologies Corp*	3,659	31
Adobe Inc*	26,500	7,920
ADTRAN Inc	6,118	68
Advanced Energy Industries*	4,752	278
Advanced Micro Devices Inc*	54,600	1,663
Aerohive Networks Inc*	3,520	16
Agilysys*	2,323	57
Airgain*	1,336	17
Akamai Technologies Inc*	8,600	758
Akoustis Technologies*	3,528	21
Alarm.com Holdings Inc*	4,637	231
Alliance Data Systems Corp	2,600	408
Alpha & Omega Semiconductor Ltd*	2,786	28
Altair Engineering Inc, Cl A*	4,879	203
Alteryx Inc, Cl A*	2,500	294
Ambarella Inc*	3,878	194
Amdocs Ltd	7,500	480
American Software, Cl A	3,784	50
Amkor Technology*	13,120	121
Amphenol Corp, Cl A	16,100	1,502
Analog Devices Inc	20,200	2,373
Anaplan Inc*	4,500	256
Anixter International*	3,865	249
ANSYS Inc*	4,500	914
Appfolio, Cl A*	1,942	188
Appian, Cl A*	3,962	156
Apple	251,000	53,473
Applied Materials Inc	52,000	2,567
Applied Optoelectronics*	2,642	26
Aquantia Corp*	3,703	49
Arista Networks Inc*	3,100	848
Arlo Technologies Inc*	9,917	43
Arrow Electronics Inc*	4,600	334
Aspen Technology Inc*	3,800	501
AstroNova	949	23
Atlassian Corp PLC, Cl A*	5,500	771
Autodesk Inc*	12,000	1,874
Automatic Data Processing Inc	23,800	3,963
Avalara*	2,300	187
Avaya Holdings Corp*	14,236	171
Avid Technology Inc*	3,919	40
Avnet Inc	5,900	268
AVX Corp	5,967	91
Axcelis Technologies Inc*	4,282	69
AXT*	5,406	23
Badger Meter Inc	3,554	190
Bel Fuse Inc, Cl B	1,375	23

Adviser Managed Trust / Annual Report / July 31, 2019	41

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Belden Inc	4,991	$227
Benchmark Electronics Inc	4,708	127
Benefitfocus*	3,600	90
Black Knight Inc*	7,700	488
Blackbaud Inc	6,136	558
Blackline Inc*	5,389	240
Booz Allen Hamilton Holding, Cl A	7,500	516
Bottomline Technologies DE Inc*	5,236	220
Box Inc, Cl A*	18,040	298
Brightcove Inc*	4,969	62
Broadcom Inc	21,100	6,119
Broadridge Financial Solutions Inc	6,300	801
Brooks Automation Inc	8,931	347
Cabot Microelectronics Corp	3,646	444
CACI International Inc, Cl A*	1,300	280
Cadence Design Systems Inc*	15,200	1,123
CalAmp Corp*	4,324	48
Calix*	6,090	38
Carbon Black Inc*	7,125	133
Carbonite Inc*	4,118	74
Cardtronics PLC*	4,999	142
Casa Systems Inc*	4,344	29
Cass Information Systems Inc	1,850	94
CDK Global Inc	6,800	353
CDW Corp/DE	8,000	945
Ceridian HCM Holding Inc*	3,100	165
CEVA Inc*	2,845	79
ChannelAdvisor Corp*	3,634	33
Ciena Corp*	8,400	380
Cirrus Logic Inc*	7,333	360
Cisco Systems Inc	240,200	13,307
Cision Ltd*	11,661	121
Citrix Systems	6,800	641
Clearfield Inc*	1,136	15
Cloudera Inc*	29,936	179
Cognex Corp	9,000	396
Cognizant Technology Solutions Corp, Cl A	31,400	2,045
Coherent Inc*	1,300	181
Cohu	5,126	78
CommScope Holding Co Inc*	10,300	147
CommVault Systems Inc*	4,325	197
comScore*	6,445	21
Comtech Telecommunications Corp	3,001	89
Conduent*	21,895	199
Control4*	3,431	82
CoreLogic Inc/United States*	4,400	201
Cornerstone OnDemand Inc*	7,041	417
Corning	43,000	1,322
Coupa Software Inc*	3,300	448
Cray Inc*	5,053	175
Cree*	5,700	354
CSG Systems International Inc	4,078	209

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CTS Corp	4,148	$131
CyberArk Software*	1,300	181
Cypress Semiconductor Corp	19,500	448
Daktronics Inc	3,498	22
DASAN Zhone Solutions Inc*	172	2
Dell Technologies Inc, Cl C*	8,200	473
DHI Group*	6,990	26
Diebold Nixdorf Inc*	9,784	136
Digi International Inc*	3,677	48
Digimarc Corp*	1,469	66
Digital Turbine*	10,191	55
Diodes Inc*	5,026	214
DocuSign, Cl A*	8,300	429
Dolby Laboratories Inc, Cl A	3,400	232
Domo Inc, Cl B*	2,199	61
Dropbox, Cl A*	11,500	271
DSP Group*	2,893	47
DXC Technology Co	14,600	814
Ebix Inc	3,028	139
EchoStar Corp, Cl A*	2,600	118
eGain Corp*	1,819	14
Elastic*	2,000	198
Endurance International Group Holdings Inc*	9,435	45
Enphase Energy Inc*	11,614	327
Entegris Inc	7,300	318
Envestnet*	6,006	429
EPAM Systems Inc*	2,800	543
ePlus Inc*	1,695	129
Euronet Worldwide Inc*	2,700	421
Everbridge Inc*	4,102	420
EVERTEC Inc	7,565	242
Evo Payments Inc, Cl A*	3,986	124
Exela Technologies*	4,875	13
ExlService Holdings Inc*	4,130	284
Extreme Networks Inc*	14,899	121
F5 Networks Inc*	3,200	470
Fair Isaac Corp*	1,600	556
FARO Technologies Inc*	2,176	116
Fidelity National Information Services Inc	32,938	4,389
Finisar Corp*	7,021	165
FireEye Inc*	10,500	158
First Solar*	4,500	290
Fiserv Inc*	30,699	3,237
Fitbit Inc, Cl A*	27,069	114
Five9*	7,400	365
FleetCor Technologies Inc*	4,600	1,307
FLIR Systems Inc	7,300	363
ForeScout Technologies Inc*	5,146	192
FormFactor Inc*	9,318	156
Fortinet Inc*	7,700	618
Gartner Inc*	4,800	669

42	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genpact Ltd	8,900	$353
Global Payments	8,700	1,461
Globant*	1,700	180
GoDaddy Inc, Cl A*	9,200	675
GSI Technology*	2,189	18
GTT Communications Inc*	4,005	48
GTY Technology Holdings*	4,093	28
Guidewire Software Inc*	4,400	449
Hackett Group Inc/The	3,202	53
Harmonic*	11,196	84
Hewlett Packard Enterprise Co	76,300	1,096
HP Inc	84,900	1,786
HubSpot Inc*	2,200	393
I3 Verticals Inc, Cl A*	1,296	37
Ichor Holdings Ltd*	2,878	73
Ideanomics*	7,694	15
II-VI Inc*	7,773	309
Immersion*	4,216	34
Impinj Inc*	2,037	74
Infinera Corp*	22,840	88
Information Services Group Inc*	3,635	10
Inphi Corp*	5,667	341
Inseego*	6,108	32
Insight Enterprises Inc*	4,354	240
Instructure*	4,279	170
Intel Corp	244,300	12,349
Intelligent Systems*	944	46
InterDigital Inc	3,927	253
International Business Machines Corp	48,400	7,175
International Money Express*	1,782	25
Intuit Inc	13,500	3,744
IPG Photonics Corp*	2,000	262
Iteris Inc*	2,622	14
Itron Inc*	4,374	271
j2 Global Inc	5,921	528
Jabil Inc	8,200	253
Jack Henry & Associates	4,200	587
Juniper Networks Inc	18,600	503
KBR Inc	17,834	470
KEMET Corp	7,125	143
Keysight Technologies*	10,200	913
Kimball Electronics Inc*	3,223	51
KLA	8,900	1,213
Knowles Corp*	10,899	222
KVH Industries Inc*	1,649	17
Lam Research Corp	8,300	1,731
Lattice Semiconductor Corp*	15,755	305
Leidos Holdings Inc	7,700	632
Limelight Networks*	14,876	40
Littelfuse Inc	1,300	220
LivePerson Inc*	7,632	253
LiveRamp Holdings Inc*	8,580	452

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
LogMeIn Inc	2,700	$205
Lumentum Holdings*	9,606	544
MACOM Technology Solutions Holdings Inc*	5,899	116
Majesco*	191	2
Manhattan Associates Inc*	3,500	297
ManTech International Corp/VA, Cl A	3,291	226
Marchex, Cl B*	4,893	21
Marvell Technology Group Ltd	35,700	937
Mastercard Inc, Cl A	48,900	13,314
Maxim Integrated Products Inc	14,800	876
MAXIMUS	8,024	590
MaxLinear Inc, Cl A*	7,901	174
Methode Electronics Inc	4,561	137
Microchip Technology Inc	12,700	1,199
Micron Technology Inc*	61,100	2,743
Microsoft Corp	412,400	56,198
MicroStrategy Inc, Cl A*	1,081	148
Mitek Systems Inc*	4,864	49
MKS Instruments Inc	2,900	247
MobileIron Inc*	12,369	85
Model N Inc*	4,180	91
MongoDB, Cl A*	1,300	186
Monolithic Power Systems Inc	2,200	326
Monotype Imaging Holdings Inc	5,236	105
Motorola Solutions Inc	8,800	1,460
MTS Systems Corp	2,259	130
Nanometrics*	2,913	91
Napco Security Technologies Inc*	1,526	44
National Instruments Corp	6,000	251
NCR Corp*	6,400	216
NeoPhotonics Corp*	5,348	25
NetApp Inc	13,800	807
NETGEAR Inc*	3,975	135
NetScout Systems Inc*	9,313	243
New Relic Inc*	2,500	233
NIC Inc	8,126	147
nLight Inc*	4,183	69
Novanta Inc*	4,234	356
Nuance Communications Inc*	15,600	260
Nutanix Inc, Cl A*	7,600	173
NVE Corp	631	42
NVIDIA Corp	31,800	5,365
Okta, Cl A*	5,600	733
ON Semiconductor Corp*	22,700	488
OneSpan Inc*	4,170	61
Oracle Corp	125,200	7,049
OSI Systems Inc*	2,084	235
Palo Alto Networks Inc*	5,000	1,133
PAR Technology Corp*	1,532	40
Paychex Inc	17,500	1,453
Paycom Software Inc*	2,600	626

Adviser Managed Trust / Annual Report / July 31, 2019	43

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Paylocity Holding Corp*	1,800	$184
PayPal Holdings*	64,100	7,077
Paysign*	3,922	55
PC Connection Inc	1,478	48
PCM*	1,252	44
PDF Solutions Inc*	3,726	50
Pegasystems Inc	2,100	159
Perficient Inc*	4,072	139
Perspecta Inc	17,977	419
Photronics Inc*	8,503	82
Plantronics Inc	4,155	160
Plexus Corp*	3,812	228
Pluralsight Inc, Cl A*	2,900	89
Power Integrations Inc	3,546	323
Presidio Inc	5,308	74
PRGX Global Inc*	2,135	12
Progress Software Corp	5,551	240
Proofpoint Inc*	2,700	341
PROS Holdings*	4,149	300
PTC Inc*	5,700	386
Pure Storage Inc, Cl A*	9,000	136
Q2 Holdings Inc*	5,038	402
QAD Inc, Cl A	1,370	59
Qorvo Inc*	6,700	491
QUALCOMM Inc	66,200	4,843
Qualys Inc*	4,325	374
Rambus*	13,365	167
Rapid7 Inc*	6,054	367
RealPage Inc*	3,900	244
Ribbon Communications*	7,969	39
Rimini Street Inc*	2,935	14
RingCentral, Cl A*	3,700	525
Rogers Corp*	2,359	374
Rudolph Technologies Inc*	4,025	108
Sabre Corp	15,000	353
SailPoint Technologies Holding*	10,834	229
salesforce.com Inc*	39,700	6,134
Sanmina Corp*	8,401	267
ScanSource Inc*	3,213	109
Science Applications International	7,446	636
SecureWorks Corp, Cl A*	875	10
Semtech Corp*	8,287	438
ServiceNow Inc*	10,000	2,774
SharpSpring*	1,260	12
ShotSpotter Inc*	1,057	40
Silicon Laboratories Inc*	5,397	606
Skyworks Solutions Inc	9,500	810
SMART Global Holdings Inc*	1,677	51
Smartsheet, Cl A*	4,600	230
SolarWinds Corp*	2,200	39
Splunk*	8,000	1,082
SPS Commerce Inc*	2,268	254

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Square Inc, Cl A*	18,100	$1,455
SS&C Technologies Holdings	11,700	561
StarTek*	2,353	16
SunPower Corp, Cl A*	7,956	93
SVMK Inc*	10,628	180
Switch, Cl A	2,000	27
Sykes Enterprises*	4,985	141
Symantec Corp	34,700	748
Synaptics Inc*	4,384	141
Synchronoss Technologies*	5,096	41
SYNNEX Corp	2,200	217
Synopsys Inc*	8,100	1,075
Tableau Software Inc, Cl A*	3,900	661
Tech Data Corp*	4,574	464
Telaria Inc*	5,735	46
Telenav Inc*	4,448	42
Tenable Holdings Inc*	4,713	118
Teradata Corp*	6,500	238
Teradyne Inc	9,800	546
TESSCO Technologies	904	13
Texas Instruments Inc	51,100	6,388
TiVo Corp	15,363	116
Total System Services	9,800	1,330
Trade Desk Inc/The, Cl A*	2,100	553
Trimble Inc*	13,600	575
TTEC Holdings Inc	1,828	86
TTM Technologies Inc*	11,896	124
Tucows, Cl A*	1,237	61
Twilio, Cl A*	6,300	876
Tyler Technologies Inc*	2,100	490
Ubiquiti Networks Inc	800	103
Ultra Clean Holdings Inc*	5,035	73
Unisys Corp*	6,640	82
Universal Display Corp	2,300	485
Upland Software Inc*	2,860	126
USA Technologies*	7,536	50
Varonis Systems Inc*	3,745	269
Veeco Instruments Inc*	6,199	74
Verint Systems Inc*	8,220	476
VeriSign Inc*	5,600	1,182
Verra Mobility, Cl A*	12,493	173
Versum Materials Inc	5,900	307
ViaSat Inc*	3,000	245
Viavi Solutions Inc*	28,908	424
VirnetX Holding Corp*	7,974	58
Virtusa*	3,564	159
Visa Inc, Cl A	94,900	16,892
Vishay Intertechnology Inc	16,408	279
Vishay Precision Group Inc*	1,366	56
VMware, Cl A	3,900	681
Western Digital Corp	15,800	851
Western Union Co/The	24,100	506

44	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WEX Inc*	2,200	$480
Workday Inc, Cl A*	8,700	1,740
Workiva Inc, Cl A*	4,422	254
Xerox Corp	11,000	353
Xilinx	13,900	1,588
Xperi Corp	6,128	131
Yext Inc*	11,736	244
Zebra Technologies Corp, Cl A*	2,900	612
Zendesk Inc*	5,700	476
Zix Corp*	6,842	62
Zscaler Inc*	3,300	278
Zuora, Cl A*	10,811	162

		363,016

Materials — 2.1%
Advanced Emissions Solutions	1,854	24
AdvanSix Inc*	3,833	98
Air Products & Chemicals Inc	12,000	2,739
AK Steel Holding Corp*	40,518	114
Albemarle Corp	5,800	423
Alcoa Corp*	10,200	229
Allegheny Technologies Inc*	16,007	349
American Vanguard Corp	3,714	53
Amyris Inc*	3,402	11
AptarGroup Inc	3,400	412
Ardagh Group SA, Cl A	1,000	17
Ashland Global Holdings Inc	3,400	270
Avery Dennison	4,700	540
Axalta Coating Systems Ltd*	11,300	335
Balchem Corp	4,094	420
Ball	18,200	1,301
Berry Global Group Inc*	7,100	320
Boise Cascade Co	4,918	133
Cabot Corp	3,200	143
Carpenter Technology Corp	6,006	270
Celanese Corp, Cl A	7,000	785
Century Aluminum Co*	6,640	48
CF Industries Holdings Inc	12,600	625
Chase Corp	926	96
Chemours Co/The	9,300	177
Clearwater Paper Corp*	2,154	42
Cleveland-Cliffs Inc	36,029	384
Coeur Mining Inc*	24,212	111
Commercial Metals Co	15,041	263
Compass Minerals International	4,227	236
Corteva	41,333	1,219
Crown Holdings Inc*	7,000	448
Domtar	3,400	144
Dow Inc	41,333	2,002
DuPont de Nemours	41,333	2,983
Eagle Materials Inc	2,400	199
Eastman Chemical Co	7,600	573
Ecolab Inc	13,900	2,804

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Element Solutions Inc*	12,100	$121
Ferro Corp*	10,428	154
Flotek Industries Inc*	7,436	23
FMC Corp	7,300	631
Forterra Inc*	2,652	17
Freeport-McMoRan	78,900	873
FutureFuel Corp	3,479	41
GCP Applied Technologies Inc*	6,867	151
Gold Resource	7,915	29
Graphic Packaging Holding Co	16,300	242
Greif Inc, Cl A	3,255	114
Greif Inc, Cl B	845	36
Hawkins Inc	1,279	56
Haynes International Inc	1,633	49
HB Fuller	6,487	310
Hecla Mining Co	58,359	108
Huntsman Corp	11,900	245
Ingevity Corp*	5,339	526
Innophos Holdings Inc	2,543	69
Innospec Inc	3,000	280
International Flavors & Fragrances Inc	5,500	792
International Paper Co	22,300	979
Intrepid Potash*	12,639	47
Kaiser Aluminum	2,008	193
Koppers Holdings*	2,605	71
Kraton Corp*	3,941	121
Kronos Worldwide Inc	2,996	40
Linde	29,600	5,662
Livent*	18,872	122
Louisiana-Pacific Corp	15,611	408
LSB Industries Inc*	3,475	17
LyondellBasell Industries NV, Cl A	14,400	1,205
Marrone Bio Innovations Inc*	1,596	2
Martin Marietta Materials	3,400	842
Materion Corp	2,517	156
Mayville Engineering*	957	13
Minerals Technologies Inc	4,382	233
Mosaic Co/The	19,100	481
Myers Industries	4,539	73
Neenah Inc	2,105	138
NewMarket Corp	400	169
Newmont Goldcorp	44,600	1,629
Novagold Resources*	29,356	181
Nucor Corp	16,700	908
Olin Corp	9,000	181
Olympic Steel Inc	952	12
OMNOVA Solutions Inc*	5,731	57
Orion Engineered Carbons	7,565	147
Owens-Illinois Inc	8,700	148
Packaging Corp of America	5,100	515
PH Glatfelter Co	5,584	91
PolyOne Corp	9,868	323

Adviser Managed Trust / Annual Report / July 31, 2019	45

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PPG Industries Inc	13,200	$1,550
PQ Group Holdings Inc*	4,754	74
Quaker Chemical Corp	1,672	313
Ramaco Resources Inc*	175	1
Rayonier Advanced Materials Inc	4,779	22
Reliance Steel & Aluminum Co	3,700	370
Royal Gold Inc	3,600	412
RPM International Inc	7,000	475
Ryerson Holding Corp*	1,609	13
Schnitzer Steel Industries Inc, Cl A	3,383	90
Schweitzer-Mauduit International	3,879	134
Scotts Miracle-Gro Co/The, Cl A	2,200	247
Sealed Air Corp	8,500	355
Sensient Technologies	5,390	368
Sherwin-Williams Co/The	4,500	2,309
Silgan Holdings	4,200	126
Sonoco Products Co	5,400	324
Southern Copper Corp	8,700	311
Steel Dynamics	12,000	378
Stepan Co	2,516	250
Summit Materials Inc, Cl A*	13,897	256
SunCoke Energy Inc*	11,244	85
Synalloy Corp	848	14
TimkenSteel Corp*	5,338	37
Trecora Resources*	2,930	28
Tredegar Corp	3,406	57
Tronox Holdings PLC, Cl A	11,810	131
UFP Technologies Inc*	914	40
United States Lime & Minerals Inc	202	16
United States Steel Corp	9,600	144
US Concrete Inc*	2,058	97
Valhi	739	2
Valvoline Inc	10,300	208
Verso Corp*	4,448	72
Vulcan Materials	7,200	996
Warrior Met Coal Inc	6,553	162
Westlake Chemical	2,000	135
Westrock	13,700	494
Worthington Industries Inc	5,086	205
WR Grace	3,600	244

		52,916

Real Estate — 3.0%
Acadia Realty Trust‡	10,380	291
Agree Realty Corp‡	4,737	317
Alexander & Baldwin Inc‡	8,504	200
Alexander’s Inc‡	271	102
Alexandria Real Estate Equities Inc‡	6,100	893
American Assets Trust Inc‡	5,720	265
American Campus Communities Inc‡	7,400	346
American Finance Trust‡	13,587	159
American Homes 4 Rent, Cl A‡	14,100	341
American Tower, Cl A‡	23,900	5,058

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Americold Realty Trust‡	10,400	$349
Apartment Investment & Management, Cl A‡	8,200	406
Apple Hospitality Inc‡	11,800	185
Armada Hoffler Properties‡	6,283	106
Ashford Hospitality Trust Inc‡	12,344	33
AvalonBay Communities Inc‡	7,500	1,566
Bluerock Residential Growth Inc, Cl A‡	2,314	27
Boston Properties Inc‡	8,400	1,117
Braemar Hotels & Resorts Inc‡	4,007	37
Brandywine Realty Trust‡	9,600	142
Brixmor Property Group Inc‡	16,400	311
Brookfield Property Inc, Cl A‡	6,800	131
BRT Apartments Corp‡	1,005	14
Camden Property Trust‡	4,800	498
CareTrust Inc‡	12,030	279
CatchMark Timber Trust Inc, Cl A‡	6,434	65
CBL & Associates Properties Inc‡	23,619	25
CBRE Group Inc, Cl A*	17,300	917
Cedar Realty Trust‡	8,601	24
Chatham Lodging Trust‡	5,826	104
Chesapeake Lodging Trust‡	7,377	203
CIM Commercial Trust‡	630	13
City Office Inc‡	5,112	63
Clipper Realty Inc‡	2,000	23
Colony Capital‡	26,200	148
Columbia Property Trust Inc‡	6,400	140
Community Healthcare Trust Inc‡	2,283	94
Consolidated-Tomoka Land Co	543	34
CoreCivic Inc‡	14,636	248
CorEnergy Infrastructure Trust Inc‡	1,568	63
CorePoint Lodging Inc‡	5,399	63
CoreSite Realty Corp‡	2,000	210
Corporate Office Properties Trust‡	5,600	156
Cousins Properties‡	7,900	278
Crown Castle International Corp‡	22,600	3,012
CubeSmart‡	10,100	343
Cushman & Wakefield*	12,941	257
CyrusOne Inc‡	5,700	327
DiamondRock Hospitality Co‡	25,660	258
Digital Realty Trust Inc‡	11,200	1,281
Douglas Emmett Inc‡	8,800	359
Duke Realty Corp‡	19,500	650
Easterly Government Properties Inc‡	8,661	163
EastGroup Properties Inc‡	4,558	549
Empire State Realty Trust Inc, Cl A‡	7,700	108
EPR Properties‡	4,000	298
Equinix Inc‡	4,500	2,259
Equity Commonwealth‡	6,400	215
Equity LifeStyle Properties Inc‡	4,700	584
Equity Residential‡	19,600	1,546
Essential Properties Realty Trust Inc‡	9,008	190

46	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Essex Property Trust Inc‡	3,600	$1,088
eXp World Holdings*	2,211	23
Extra Space Storage Inc‡	6,700	753
Farmland Partners Inc‡	3,982	25
Federal Realty Investment Trust‡	4,000	528
First Industrial Realty Trust Inc‡	15,825	604
Forestar Group Inc*	1,454	30
Four Corners Property Trust‡	8,401	226
Franklin Street Properties Corp‡	13,293	107
Front Yard Residential Corp‡	6,389	77
FRP Holdings*	929	46
Gaming and Leisure Properties Inc‡	11,000	415
GEO Group Inc/The‡	14,808	264
Getty Realty Corp‡	4,134	124
Gladstone Commercial Corp‡	3,712	79
Gladstone Land Corp‡	2,252	26
Global Medical Inc‡	4,066	42
Global Net Lease Inc‡	10,670	208
Hannon Armstrong Sustainable Infrastructure Capital Inc‡	7,870	216
HCP Inc‡	26,100	833
Healthcare Realty Trust Inc‡	16,065	514
Healthcare Trust of America Inc, Cl A‡	11,200	302
Hersha Hospitality Trust, Cl A‡	4,616	72
Highwoods Properties Inc‡	5,500	249
Hospitality Properties Trust‡	8,900	220
Host Hotels & Resorts Inc‡	39,900	694
Howard Hughes Corp/The*	2,100	284
Hudson Pacific Properties Inc‡	8,400	297
Independence Realty Trust‡	11,243	139
Industrial Logistics Properties Trust‡	8,091	173
Innovative Industrial Properties, Cl A‡	1,160	123
Investors Real Estate Trust‡	1,538	98
Invitation Homes Inc	20,800	571
Iron Mountain‡	15,500	456
iStar‡	8,317	110
JBG SMITH Properties‡	6,200	243
Jernigan Capital‡	2,718	54
Jones Lang LaSalle Inc	2,500	364
Kennedy-Wilson Holdings Inc	15,455	333
Kilroy Realty Corp‡	5,400	429
Kimco Realty‡	22,200	426
Kite Realty Group Trust‡	10,367	165
Lamar Advertising Co, Cl A‡	4,600	372
Lexington Realty Trust‡	28,879	285
Liberty Property Trust‡	8,000	418
Life Storage Inc‡	2,500	244
LTC Properties Inc‡	4,884	225
Macerich Co/The‡	7,400	245
Mack-Cali Realty Corp‡	11,197	266
Marcus & Millichap Inc*	2,950	98
Maui Land & Pineapple Co Inc*	198	2

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Medical Properties Trust Inc‡	20,100	$352
Mid-America Apartment Communities‡	6,200	731
Monmouth Real Estate Investment Corp‡	11,183	154
National Health Investors‡	5,261	418
National Retail Properties‡	8,600	449
National Storage Affiliates Trust‡	7,043	213
New Senior Investment Group Inc‡	9,768	70
Newmark Group, Cl A	18,699	184
NexPoint Residential Trust Inc‡	2,391	103
NorthStar Realty Europe Corp‡	5,740	98
Office Properties Income Trust‡	5,976	168
Omega Healthcare Investors Inc‡	11,200	407
One Liberty Properties Inc‡	2,000	57
Outfront Media Inc‡	7,600	207
Paramount Group Inc‡	11,100	154
Park Hotels & Resorts‡	11,000	291
Pebblebrook Hotel Trust‡	16,342	457
Pennsylvania Real Estate Investment Trust‡	9,107	54
Physicians Realty Trust‡	23,340	402
Piedmont Office Realty Trust Inc, Cl A‡	15,567	324
PotlatchDeltic Corp‡	8,179	301
Preferred Apartment Communities Inc, Cl A‡	5,301	77
Prologis Inc‡	34,200	2,757
PS Business Parks Inc‡	2,515	440
Public Storage‡	8,100	1,966
QTS Realty Trust Inc, Cl A‡	6,891	319
Rafael Holdings, Cl B*	1,418	29
Rayonier Inc‡	7,000	203
RE/MAX Holdings Inc, Cl A	2,325	68
Realogy Holdings Corp	14,583	76
Realty Income Corp‡	17,100	1,184
Redfin*	11,162	201
Regency Centers Corp‡	8,300	554
Retail Opportunity Investments Corp‡	13,930	253
Retail Properties of America, Cl A‡	11,700	142
Retail Value Inc‡	1,935	73
Rexford Industrial Realty‡	13,037	540
RLJ Lodging Trust‡	21,396	370
RMR Group Inc/The, Cl A	1,847	91
RPT Realty‡	10,027	123
Ryman Hospitality Properties‡	5,766	432
Sabra Health Care Inc‡	22,488	464
Safehold Inc‡	1,134	37
Saul Centers Inc‡	1,520	83
SBA Communications Corp, Cl A*‡	6,100	1,497
Senior Housing Properties Trust‡	29,882	245
Seritage Growth Properties‡	4,082	171
Simon Property Group Inc‡	16,800	2,725
SITE Centers Corp‡	8,300	118
SL Green Realty Corp‡	4,400	357

Adviser Managed Trust / Annual Report / July 31, 2019	47

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Spirit MTA‡	5,667	$48
Spirit Realty Capital Inc‡	4,700	207
St Joe Co/The*	4,540	87
STAG Industrial Inc‡	15,885	472
STORE Capital Corp‡	10,400	356
Stratus Properties Inc*	593	17
Summit Hotel Properties Inc‡	12,987	144
Sun Communities Inc‡	4,600	611
Sunstone Hotel Investors Inc‡	29,037	384
Tanger Factory Outlet Centers‡	11,470	182
Taubman Centers Inc‡	3,200	130
Tejon Ranch Co*	2,769	51
Terreno Realty Corp‡	7,817	382
Transcontinental Realty Investors Inc*	49	1
UDR Inc‡	14,900	686
UMH Properties Inc‡	4,472	59
Uniti Group Inc‡	23,351	197
Universal Health Realty Income Trust‡	1,611	149
Urban Edge Properties‡	14,522	243
Urstadt Biddle Properties Inc, Cl A‡	3,819	82
Ventas Inc‡	19,400	1,305
VEREIT Inc‡	52,900	482
VICI Properties Inc‡	22,100	472
Vornado Realty Trust‡	9,400	605
Washington Prime Group Inc‡	23,936	87
Washington Real Estate Investment Trust‡	9,895	267
Weingarten Realty Investors‡	6,500	181
Welltower‡	22,100	1,837
Weyerhaeuser Co‡	40,900	1,039
Whitestone, Cl B‡	5,020	64
WP Carey Inc‡	8,700	753
Xenia Hotels & Resorts Inc‡	14,443	310

		75,707

Utilities — 2.2%
AES Corp/VA	36,100	606
ALLETE Inc	6,507	566
Alliant Energy Corp	12,900	639
Ameren Corp	13,300	1,007
American Electric Power Co Inc	26,900	2,362
American States Water Co	4,667	362
American Water Works	9,900	1,136
Aqua America Inc	11,500	482
AquaVenture Holdings Ltd*	1,612	28
Artesian Resources Corp, Cl A	1,082	39
Atmos Energy Corp	6,200	676
Avangrid Inc	3,100	157
Avista Corp	8,349	384
Black Hills Corp	7,574	600
Cadiz Inc*	1,362	15
California Water Service Group	5,932	317
CenterPoint Energy	27,300	792
Chesapeake Utilities Corp	1,973	184

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Clearway Energy Inc, Cl C	9,227	$166
Clearway Energy Inc, Cl A	4,536	78
CMS Energy Corp	15,400	897
Connecticut Water Service Inc	1,536	107
Consolidated Edison Inc	17,800	1,512
Consolidated Water Co Ltd	1,975	28
Dominion Energy Inc	43,700	3,247
DTE Energy	9,900	1,258
Duke Energy	38,900	3,373
Edison International	17,300	1,290
El Paso Electric Co	5,168	342
Entergy Corp	9,900	1,046
Evergy Inc	13,300	805
Eversource Energy	17,300	1,312
Exelon Corp	52,700	2,375
FirstEnergy Corp	28,900	1,271
Genie Energy, Cl B	2,021	22
Global Water Resources Inc	1,166	15
Hawaiian Electric Industries	5,900	264
IDACORP Inc	2,700	276
MDU Resources Group	10,600	284
MGE Energy	4,311	320
Middlesex Water Co	2,015	126
National Fuel Gas	4,400	210
New Jersey Resources Corp	11,144	556
NextEra Energy	26,100	5,407
NiSource Inc	20,300	603
Northwest Natural Holding Co	3,548	253
NorthWestern Corp	6,407	448
NRG Energy Inc	14,500	495
OGE Energy	10,900	468
ONE Gas	6,556	598
Ormat Technologies Inc	4,913	322
Otter Tail Corp	4,879	260
Pattern Energy Group Inc, Cl A	11,140	255
PG&E*	28,200	511
Pinnacle West Capital Corp	6,100	557
PNM Resources Inc	9,965	495
Portland General Electric	11,264	618
PPL Corp	39,400	1,167
Public Service Enterprise Group	27,500	1,572
Pure Cycle Corp*	1,716	19
RGC Resources Inc	1,025	30
Sempra Energy	14,900	2,018
SJW Group	3,329	216
South Jersey Industries Inc	11,781	401
Southern Co/The	56,200	3,158
Southwest Gas Holdings Inc	6,697	595
Spark Energy Inc, Cl A	1,212	13
Spire Inc	6,241	514
TerraForm Power, Cl A	9,228	142
UGI Corp	9,400	480

48	Adviser Managed Trust / Annual Report / July 31, 2019

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Unitil Corp	1,850	$108
Vistra Energy Corp	21,600	464
WEC Energy Group	17,200	1,470
Xcel Energy Inc	27,800	1,657
York Water Co/The	1,706	61

		56,907

		1,747,759

Total Common Stock (Cost $2,433,821) ($ Thousands)		2,487,686

PREFERRED STOCK — 0.4%

Brazil — 0.3%
Banco Bradesco SA (C)	183,520	1,689
Braskem SA* (C)	6,600	60
Centrais Eletricas Brasileiras SA (C)	8,300	87
Cia Brasileira de Distribuicao (C)	7,700	191
Cia Energetica de Minas Gerais (C)	45,000	169
Gerdau SA (C)	52,400	192
Itau Unibanco Holding (C)	220,400	2,045
Itausa - Investimentos Itau (C)	203,500	677
Lojas Americanas (C)	36,500	176
Petroleo Brasileiro SA (C)	191,700	1,338
Telefonica Brasil SA (C)	21,200	294

		6,918

Chile — 0.0%
Embotelladora Andina SA	8,671	31
Sociedad Quimica y Minera de Chile, Cl B (C)	5,564	164

		195

Colombia — 0.0%
Bancolombia SA (C)	21,429	269
Grupo Aval Acciones y Valores SA (C)	208,700	80
Grupo de Inversiones Suramericana SA	2,697	26

		375

Germany — 0.1%
Bayerische Motoren Werke AG (C)	1,635	98
FUCHS PETROLUB SE (C)	2,090	81
Henkel AG & Co KGaA (C)	6,371	662
Porsche Automobil Holding SE (C)	5,492	365
Sartorius AG (C)	1,279	264
Volkswagen AG (C)	6,625	1,113

		2,583

South Korea — 0.0%
Amorepacific Corp (C)	208	14
Hyundai Motor Co (C)	2,736	185
LG Chem Ltd (C)	265	40
LG Household & Health Care Ltd (C)	72	49

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK (continued)
Samsung Electronics Co Ltd (C)	37,590	$1,175

		1,463

Total Preferred Stock (Cost $11,253) ($ Thousands)		11,534

EXCHANGE TRADED FUND — 0.0%

United States — 0.0%
SPDR S&P 500 Trust	752	224

Total Exchange Traded Fund (Cost $100) ($ Thousands)		224

	Number of Rights

RIGHTS — 0.0%

Hong Kong — 0.0%
Haitong Securities*^	3	—
XINYI Solar Holdings*^	7	—

		—

United States — 0.0%
Corium International*^	4	2
Newstar Financial*^ (D)	4	2
Schulman*^ (D)	3	7
Tobira Therapeutics, Expires 12/31/2028* (D)	1	—

		11

Total Rights (Cost $2) ($ Thousands)		11

	Number of Warrants

WARRANTS — 0.0%

Thailand — 0.0%
Minor International, Expires 09/30/2021*	2	—

Total Warrants (Cost $—) ($ Thousands)		—

Total Investments — 97.6% (Cost $2,445,176) ($ Thousands)		$2,499,455

Adviser Managed Trust / Annual Report / July 31, 2019	49

SCHEDULE OF INVESTMENTS

July 31, 2019

Tactical Offensive Equity Fund (Continued)

A list of the open futures contracts held by the Fund at July 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
MSCI EAFE Index	155	Sep-2019	$14,549	$14,609	$60
MSCI Emerging Markets	176	Sep-2019	8,954	9,004	50
Russell 2000 Index E-MINI	67	Sep-2019	5,141	5,282	141
S&P 500 Index E-MINI	198	Sep-2019	28,770	29,525	755
S&P Mid Cap 400 Index E-MINI	12	Sep-2019	2,288	2,362	74

			$59,702	$60,782	$1,080

Percentages are based on a Net Assets of $2,559,635 ($ Thousands).

*	Non-income producing security.
‡	Real Estate Investment Trust.
^	Expiration date unavailable.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2019, the value of these securities amounted to $6,929 ($ Thousands), representing 0.27% of the net assets of the Fund.
(B)	Security is a Master Limited Partnership. At July 31, 2019, such securities amounted to $296 ($ Thousands), or 0.01% of Net Assets (See Note 2).
(C)	There is currently no rate available.
(D)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

EAFE — Europe, Australasia and Far East

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

NVDR — Non-voting Depositary Receipt

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P— Standard & Poor’s

Ser — Series

SPDR — Standard & Poor’s Depository Receipt

The following is a list of the level of inputs used as of July 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3‡	Total
Common Stock	$2,487,676	$—	$10	$2,487,686
Preferred Stock	11,534	—	—	11,534
Exchange Traded Fund	224	—	—	224
Rights	2	—	9	11
Warrants	—	—	—	—

Total Investments in Securities	$2,499,436	$—	$19	$2,499,455

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$1,080	$—	$—	$1,080

Total Other Financial Instruments	$1,080	$—	$—	$1,080

*	Futures contracts are valued at the unrealized appreciation on the instrument.
‡

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended July 31, 2019, there were transfers between Level 1 and Level 2 assets and liabilities due to the availability of quoted prices in active markets to determine fair value. For the year ended July 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions the Fund had with affiliates for the year ended July 31, 2019 ($ Thousands):

Security Description	Value 7/31/2018	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Depreciation	Value 7/31/2019	Shares	Dividend Income	Capital Gains
SEI Investments Co	$462	$188	$(541)	$(19)	$(90)	$—	—	$—	$—
SEI Daily Income Trust, Government Fund, Cl F	—	1,700,000	(1,700,000)	—	—	—	—	97	—

Totals	$462	$1,700,188	$(1,700,541)	$(19)	$(90)	$—	—	$97	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

50	Adviser Managed Trust / Annual Report / July 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

Adviser Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments and the schedule of investments, of the Tactical Offensive Equity Fund and the statement of assets and liabilities, including the schedule of investments, of the Tactical Offensive Fixed Income Fund (collectively, the Funds) comprising the Adviser Managed Trust, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. The financial statements and financial highlights are included in Item 1 of this Form N-CSR, except for the schedule of investments of the Tactical Offensive Equity Fund as of July 31, 2019, which is included in Item 6 of this Form N-CSR. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

September 27, 2019

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the ‘Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adviser Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 7, 2019

By	/s/ James Hoffmayer
James Hoffmayer
Controller & CFO

Date: October 7, 2019